UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21922

RS Variable Products Trust

(Exact name of registrant as specified in charter)

388 Market Street San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Terry R. Otton

c/o RS Investments

388 Market Street

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-221-3253

Date of fiscal year end: December 31

Date of reporting period: June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

09	SEMIANNUAL REPORT

RS Variable Products Trust

RS Large Cap Alpha VIP Series

6/30/09

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series)

MacKenzie B. Davis, CFA

is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of RS Global Natural Resources Fund since 2005, of RS Value Fund, RS Partners Fund and RS Investors Fund since 2006, and of RS Large Cap Alpha Fund since March 2009; he also co-manages separate accounts. Prior to joining RS Investments in 2004 as an analyst on the RS Value Team, MacKenzie spent four years as a high-yield analyst at Fidelity Management & Research Company, covering technology, telecommunications, industrial, and energy issuers. Previously, he was a vice president at Fidelity Capital Markets, focusing on origination and financial engineering initiatives. He was also an analyst at Goldman Sachs & Company. MacKenzie holds an A.B. from Brown University in mathematical economics and modern American history. MacKenzie is a CFA Charterholder.

David J. Kelley

is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of RS Partners Fund and of RS Value Fund since 2004, of RS Investors Fund since its inception, and of RS Large Cap Alpha Fund since March 2009; he also co-manages separate accounts. Prior to joining RS Investments in 2002 as an analyst on the RS Value Team, David was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years as a senior analyst at Goldman Sachs & Company in the mergers and acquisitions department. David earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

Joseph Mainelli

is a co-portfolio manager and an analyst on the RS Value Team. Joe has been a co-portfolio manager of RS Large Cap Alpha Fund since March 2009 and of RS Partners Fund, RS Value Fund, and RS Investors Fund since May 2009; he also co-manages separate accounts. Prior to joining RS Investments in 2007 as an analyst in the RS Value Team, he was an equity research analyst focusing on small- and mid-cap value investments at David J. Greene & Company for three years. Prior to that, he was an equity research analyst at the hedge funds of Sagamore Hill Capital and ING Furman Selz Asset Management. Joe holds a B.A. in anthropology from Princeton University and an M.B.A. from Columbia Business School.

RS Large Cap Alpha VIP Series	3

RS Large Cap Alpha VIP Series (continued)

Andrew P. Pilara, Jr.

is a co-portfolio manager and analyst on the RS Value Team. He has managed RS Partners Fund, RS Investors Fund, and RS Global Natural Resources Fund since their inceptions, and RS Large Cap Alpha Fund since March 2009. Andy has been responsible for the management of RS Value Fund since 2002, and has been a member of that Fund’s management team since 1999. He also manages separate accounts. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than 30 years, with experience in portfolio management, research, trading, and sales. Andy holds a B.A. in economics from Saint Mary’s College.

Kenneth L. Settles Jr., CFA

is a co-portfolio manager and an analyst on the RS Value Team. Ken has been a co-portfolio manager of RS Global Natural Resources Fund since 2007, of RS Large Cap Alpha Fund since March 2009 and of RS Partners Fund, RS Value Fund and RS Investors Fund since May 2009. Prior to joining the firm in 2006, he was a senior energy analyst at Neuberger Berman, LLC for seven years where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, Ken spent three years at Salomon Smith Barney, Inc. where he was a financial analyst. Ken holds a B.A. in economics from Williams College. Ken is a CFA Charterholder.

Joseph A. Wolf

is a co-portfolio manager and an analyst on the RS Value Team. He has been co–portfolio manager of RS Partners Fund and RS Value Fund since 2004, of RS Investors Fund since its inception, and of RS Large Cap Alpha Fund since March 2009; he also co-manages separate accounts. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Joe holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

*	Includes service as the portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

4	RS Large Cap Alpha VIP Series

Highlights

➢	During a period of dramatic volatility in equity market performance, RS Large Cap Alpha VIP Series outperformed the Russell 1000® Value Index[3] and S&P 500® Index.[4]

➢

Performance relative to the Russell 1000® Value Index was supported by stock selection in the energy sector. Overweight exposure to the technology sector also benefited relative performance, as did the Fund’s stock selection in the financial services, health care, and producer durables sectors.

➢

Relative performance was hurt by stock selection in the materials and consumer discretionary sectors. The Fund’s residual cash balance also dampened relative returns during the second quarter market rally.

Market Overview

Through the first six months of 2009, we witnessed substantial volatility in the equity markets. After extending its fourth quarter losses into the first quarter, the equity market posted its biggest short-term rally since 1938, with the S&P 500® Index4 advancing over 40% in just 67 trading days following the March 9 low. As massive, coordinated government stimulus efforts across the globe reduced fears of another Great Depression, investors began to reconsider many of the stocks that sold off so sharply on concerns over a possible worst-case economic scenario. As investors began to hope for a return to a more normalized economic environment, they sought bargains among heavily discounted shares, even in those companies with challenged business models or substantial leverage. In addition, commodity stocks and cyclically sensitive shares were strong performers during the recent market resurgence.

Fund Performance Overview

RS Large Cap Alpha VIP Series returned 3.35% during the six-month period ending June 30, 2009, outperforming the -2.87% return provided by the Russell 1000® Value Index and the 3.16% return provided by the S&P 500® Index. The current investment team of RS Large Cap Alpha VIP Series began managing the Fund effective March 30, 2009.

The Fund’s stock selection in the energy sector was particularly favorable in the first half of 2009, as many of our individual holdings benefited from improved economic expectations and resilient commodity prices, particularly during the second quarter. Positive performers included pipeline company Enterprise Products Partners L.P. and oilfield services provider Schlumberger Ltd. In both the energy and raw materials sectors, our goal is to optimize risk-adjusted returns across full business and commodities cycles, while limiting downside risk. For this reason, we continue to focus on companies that we believe own advantaged assets that we can purchase at discounted valuations, as measured against our conservative long-term commodity price assumptions.

Fund performance was also assisted by our stock selection in the health care sector. In particular, the Fund benefited from news that drug maker Schering-Plough, one of our holdings, was being acquired by rival Merck during the period.

Other positive contributors for the period included payments processing company MasterCard, which performed well in the period despite the weak consumer spending and financing environment. Meanwhile, shares of computer and device maker Apple also contributed positive returns.

Providing some offset to these positive contributions was Japanese video game manufacturer Nintendo. Despite positive consumer response to Nintendo’s new Wii gaming platform, the company’s financial performance has been negatively impacted by currency fluctuations.

Among the Fund’s industrial holdings, relative returns were hindered by a stake in waste disposal services provider Republic Services, which declined in the first quarter after issuing lower earnings guidance. Finally, while the Fund’s performance benefited from overall stock selection in the financial services sector, insurer Aon Corporation was one of the largest individual detractors during the period. Aon declined along with other insurance providers on concerns over the weakening economic climate, capital constraints, and investment losses. Despite the recent underperformance of many insurance stocks, we continue to have a positive

RS Large Cap Alpha VIP Series	5

RS Large Cap Alpha VIP Series (continued)

bias toward attractively valued, well funded insurers that we believe can take market share away from their financially challenged competitors.

Outlook

The members of our investment team continue to rely on in-depth fundamental research and rigorous quantitative analysis to seek to identify large cap companies that offer strong competitive advantages and solid management teams. The current environment is providing us the opportunity to invest in many compelling companies that are trading at some of the most attractive valuations that we’ve seen in years.

Sincerely,

MacKenzie Davis, CFA Co-Portfolio Manager	David Kelley Co-Portfolio Manager

Joseph Mainelli Co-Portfolio Manager	Andy Pilara Co-Portfolio Manager

Ken Settles, CFA Co-Portfolio Manager	Joe Wolf Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

6	RS Large Cap Alpha VIP Series

Total Net Assets: $706,739,869	Data as of June 30, 2009

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Holding	Percentage of Total Net Assets
Occidental Petroleum Corp.	3.45%
Exxon Mobil Corp.	3.22%
Fidelity National Information Services, Inc.	3.16%
Covidien PLC	3.07%
JPMorgan Chase & Co.	3.05%
eBay, Inc.	2.76%
Pfizer, Inc.	2.65%
Aon Corp.	2.58%
Western Union Co.	2.51%
Schlumberger Ltd.	2.48%
Total	28.93%

1	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 1000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses. The Fund is changing its benchmark from the S&P 500® Index to the Russell 1000® Value Index because RS Investments believes that, due to changes to the Fund’s investment strategy, the Russell 1000® Value Index is more representative of the Fund’s investment universe.

RS Large Cap Alpha VIP Series	7

RS Large Cap Alpha VIP Series (continued)

Performance Update Average Annual Returns as of 6/30/09

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Large Cap Alpha VIP Series	4/13/83	3.35%	-23.59%	-1.33%	1.48%	-2.09%	9.88%
Russell 1000® Value Index[3]		-2.87%	-29.03%	-11.11%	-2.12%	-0.15%	10.49%
S&P 500® Index[4]		3.16%	-26.21%	-8.22%	-2.24%	-2.22%	9.86%

Since inception performance for the indexes is measured from 3/31/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Large Cap Alpha VIP Series, the Russell 1000® Value Index, and in the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends. The Fund is changing its benchmark from the S&P 500® Index to the Russell 1000® Value Index because RS Investments believes that, due to changes to the Fund’s investment strategy, the Russell 1000® Value Index is more representative of the Fund’s investment universe.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.56%. For more information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect for the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

8	RS Large Cap Alpha VIP Series

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During Period* 1/1/09-6/30/09	Expense Ratio During Period 1/1/09-6/30/09
Based on Actual Return	$1,000.00	$1,033.50	$2.87	0.57%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.97	$2.86	0.57%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

RS Large Cap Alpha VIP Series	9

Schedule of Investments – RS Large Cap Alpha VIP Series

June 30, 2009 (unaudited)	Shares	Value

Common Stocks — 95.8%
Asset Management & Custodian — 3.6%
Invesco Ltd.	790,897	$14,093,785
State Street Corp.	245,150	11,571,080

		25,664,865
Banks – Diversified — 2.1%
Bank of America Corp.	1,136,900	15,007,080

		15,007,080
Banks – Savings, Thrift & Mortgage Lending — 1.3%
People’s United Financial, Inc.	594,008	8,933,880

		8,933,880
Beverage – Soft Drinks — 2.2%
The Coca-Cola Co.	329,833	15,828,686

		15,828,686
Building Materials — 1.8%
Martin Marietta Materials, Inc.	164,265	12,957,223

		12,957,223
Cable Television Services — 2.4%
Liberty Global, Inc., Class A(1)	473,825	7,529,079
Liberty Global, Inc., Series C(1)	588,000	9,296,280

		16,825,359
Chemicals – Diversified — 2.1%
Praxair, Inc.	210,300	14,946,021

		14,946,021
Computer Services Software & Systems — 3.7%
Microsoft Corp.	539,677	12,828,123
Synopsys, Inc.(1)	667,220	13,017,462

		25,845,585
Consumer Services – Miscellaneous — 5.3%
eBay, Inc.(1)	1,138,550	19,503,361
Western Union Co.	1,082,099	17,746,424

		37,249,785
Diversified Financial Services — 4.8%
JPMorgan Chase & Co.	631,171	21,529,243
The Goldman Sachs Group, Inc.	85,267	12,571,766

		34,101,009
Diversified Manufacturing Operations — 1.0%
Danaher Corp.	118,700	7,328,538

		7,328,538
Diversified Materials & Processing — 2.4%
BHP Billiton Ltd., ADR	313,537	17,159,880

		17,159,880
Diversified Retail — 1.0%
Advance Auto Parts, Inc.	171,818	7,128,729
Target Corp.	2,500	98,675

		7,227,404
Drug & Grocery Store Chains — 2.2%
CVS Caremark Corp.	482,930	15,390,979

		15,390,979

June 30, 2009 (unaudited)	Shares	Value

Fertilizers — 1.0%
Potash Corp. of Saskatchewan, Inc.	72,775	$6,771,714

		6,771,714
Financial Data & Systems — 3.2%
Fidelity National Information Services, Inc.	1,119,878	22,352,765

		22,352,765
Foods — 2.3%
General Mills, Inc.	297,313	16,655,474

		16,655,474
Gold — 1.1%
Goldcorp, Inc.	220,511	7,662,757

		7,662,757
Insurance – Life — 5.5%
Aflac, Inc.	551,124	17,134,445
Principal Financial Group, Inc.	443,700	8,359,308
Prudential Financial, Inc.	362,700	13,499,694

		38,993,447
Insurance – Multi-Line — 2.6%
Aon Corp.	482,352	18,266,670

		18,266,670
Insurance – Property-Casualty — 4.1%
ACE Ltd.	325,314	14,388,638
PartnerRe Ltd.	221,764	14,403,572

		28,792,210
Medical & Dental Instruments & Supplies — 4.7%
Covidien PLC	579,709	21,704,305
Zimmer Holdings, Inc.(1)	263,879	11,241,245

		32,945,550
Oil: Crude Producers — 5.9%
Occidental Petroleum Corp.	370,400	24,376,024
XTO Energy, Inc.	447,846	17,080,847

		41,456,871
Oil: Integrated — 3.2%
Exxon Mobil Corp.	325,300	22,741,723

		22,741,723
Oil Well Equipment & Services — 2.5%
Schlumberger Ltd.	323,965	17,529,746

		17,529,746
Personal Care — 1.1%
The Clorox Co.	136,100	7,598,463

		7,598,463
Pharmaceuticals — 10.4%
Abbott Laboratories	333,112	15,669,589
Johnson & Johnson	280,168	15,913,542
Mead Johnson Nutrition Co., Class A(1)	332,599	10,566,670
Merck & Co., Inc.	442,921	12,384,071
Pfizer, Inc.	1,250,300	18,754,500

		73,288,372

The accompanying notes are an integral part of these financial statements.

10	RS Large Cap Alpha VIP Series

June 30, 2009 (unaudited)	Shares	Value

Scientific Instruments – Electrical — 1.0%
Emerson Electric Co.	219,936	$7,125,927

		7,125,927
Scientific Instruments – Gauges & Meters — 2.4%
Agilent Technologies, Inc.(1)	829,765	16,852,527

		16,852,527
Utilities – Electrical — 4.5%
FPL Group, Inc.	279,800	15,909,428
Public Service Enterprise Group, Inc.	488,300	15,933,229

		31,842,657
Utilities – Gas Distributors — 1.0%
Questar Corp.	231,826	7,200,516

		7,200,516
Utilities – Telecommunications — 3.4%
AT&T, Inc.	507,136	12,597,258
Verizon Communications, Inc.	372,911	11,459,555

		24,056,813

Total Common Stocks (Cost $641,774,131)		676,600,496

	Principal Amount	Value
Repurchase Agreements — 4.8%
State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2009, maturity value of $34,064,000, due 7/1/2009(2)	$34,064,000	34,064,000

Total Repurchase Agreements (Cost $34,064,000)		34,064,000

Total Investments — 100.6% (Cost $675,838,131)		710,664,496

Other Liabilities, Net — (0.6)%		(3,924,627)

Total Net Assets — 100.0%		$706,739,869

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value ($)
U.S. Treasury Note	4.125%	8/31/2012	34,747,526

ADR — American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$676,600,496	$—	$—	$676,600,496
Repurchase Agreements	—	34,064,000	—	34,064,000

Total	$676,600,496	$34,064,000	$—	$710,664,496

The accompanying notes are an integral part of these financial statements.

RS Large Cap Alpha VIP Series	11

Financial Information — RS Large Cap Alpha VIP Series

Statement of Assets and Liabilities As of June 30, 2009 (unaudited)

Assets
Investments, at value	$710,664,496
Cash and cash equivalents	804
Receivable for investments sold	26,720,474
Dividends receivable	570,811
Receivable for fund shares subscribed	509,342
Due from distributor	11,656

Total Assets	738,477,583

Liabilities
Payable for investments purchased	31,065,297
Payable for fund shares redeemed	289,009
Payable to adviser	287,751
Accrued trustees’ fees	18,716
Accrued expenses/other liabilities	76,941

Total Liabilities	31,737,714

Total Net Assets	$706,739,869

Net Assets Consist of:
Paid-in capital	$1,127,524,037
Accumulated net investment income	4,852,555
Accumulated net realized loss from investments	(460,463,088)
Net unrealized appreciation on investments	34,826,365

Total Net Assets	$706,739,869

Investments, at Cost	$675,838,131

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	25,707,933

Net Asset Value Per Share	$27.49

Statement of Operations For the Six-Month Period Ended June 30, 2009 (unaudited)

Investment Income
Dividends	$6,456,972
Interest	10,514
Withholding taxes on foreign dividends	(2,370)

Total Investment Income	6,465,116

Expenses
Investment advisory fees	1,602,907
Professional fees	76,465
Administrative service fees	77,897
Custodian fees	47,232
Trustees’ fees and expenses	29,721
Other expenses	49,464

Total Expenses	1,883,686
Less: Expense waiver by distributor	(57,039)
Less: Custody credits	(157)

Total Expenses, Net	1,826,490

Net Investment Income	4,638,626

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized loss from investments	(179,514,597)
Net change in unrealized appreciation/depreciation on investments	197,314,088

Net Gain on Investments	17,799,491

Net Increase in Net Assets Resulting from Operations	$22,438,117

The accompanying notes are an integral part of these financial statements.

12	RS Large Cap Alpha VIP Series

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/09	For the Year Ended 12/31/08
Operations
Net investment income	$4,638,626	$11,148,764
Net realized loss from investments	(179,514,597)	(21,300,092)
Net change in unrealized appreciation/depreciation on investments	197,314,088	(278,186,818)

Net Increase/(Decrease) in Net Assets Resulting from Operations	22,438,117	(288,338,146)

Distributions to Shareholders
Net investment income	—	(10,839,533)

Total Distributions	—	(10,839,533)

Capital Share Transactions
Proceeds from sales of shares	58,085,126	58,816,995
Reinvestment of distributions	—	10,839,533
Cost of shares redeemed	(42,028,216)	(185,022,378)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	16,056,910	(115,365,850)

Net Increase/(Decrease) in Net Assets	38,495,027	(414,543,529)

Net Assets

Beginning of period	668,244,842	1,082,788,371

End of period	$706,739,869	$668,244,842

Accumulated Undistributed Net Investment Income Included in Net Assets	$4,852,555	$213,929

Other Information:

Shares
Sold	2,243,516	1,805,208
Reinvested	—	414,197
Redeemed	(1,659,207)	(5,273,954)

Net Increase/(Decrease)	584,309	(3,054,549)

The accompanying notes are an integral part of these financial statements.

RS Large Cap Alpha VIP Series	13

Financial Information — RS Large Cap Alpha VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 6/30/09¹	$26.60	$0.18	$0.71	$0.89	$—	$—	$—

Year Ended 12/31/08	38.43	0.46	(11.85)	(11.39)	(0.44)	—	(0.44)

Year Ended 12/31/07	33.67	0.36	4.75	5.11	(0.35)	—	(0.35)

Year Ended 12/31/06	29.29	0.39	4.59	4.98	(0.60)	—	(0.60)

Year Ended 12/31/05	28.42	0.50	0.70	1.20	(0.33)	—	(0.33)

Year Ended 12/31/04	27.30	0.39	1.23	1.62	(0.50)	—	(0.50)

The accompanying notes are an integral part of these financial statements.

14	RS Large Cap Alpha VIP Series

Net Asset Value, End of Period	Total Return²	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets³	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets³	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$27.49	3.35%	$706,740	0.57%	0.59%	1.45%	1.43%	113%

26.60	(29.62)%	668,245	0.56%	0.56%	1.25%	1.25%	44%

38.43	15.19%	1,082,788	0.57%	0.57%	0.93%	0.93%	60%

33.67	17.26%	1,048,865	0.57%	0.57%	1.17%	1.17%	85%

29.29	4.30%	1,035,234	0.56%	0.56%	1.67%	1.67%	103%

28.42	6.00%	1,261,203	0.54%	0.54%	1.29%	1.29%	76%

Distributions reflect actual per–share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total return for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS Large Cap Alpha VIP Series	15

Notes to Financial Statements — RS Large Cap Alpha VIP Series (unaudited)

June 30, 2009 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series) (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions

16	RS Large Cap Alpha VIP Series

market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

RS Large Cap Alpha VIP Series	17

Notes to Financial Statements — RS Large Cap Alpha VIP Series (unaudited) (continued)

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft

18	RS Large Cap Alpha VIP Series

protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2009, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.57% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the year ended December 31, 2008, which is the most recently completed tax year, was as follows:

Ordinary Income
$10,839,533

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2008, which is the most recently completed tax year, was as follows:

Undistributed Ordinary Income
$262,925

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

RS Large Cap Alpha VIP Series	19

Notes to Financial Statements — RS Large Cap Alpha VIP Series (unaudited) (continued)

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2008 were as follows:

Expiring	Amount
2010	$164,731,575
2011	95,938,938
2016	7,440,377

Total	$268,110,890

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $11,512,164 net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2009, was $679,436,890. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2009, aggregated $46,269,283 and $(15,041,677), respectively, resulting in net unrealized appreciation of $31,227,606.

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $710,355,026 and $696,573,810, respectively, for the six months ended June 30, 2009.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Industry or Sector Concentration

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	Review for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, the Trust has evaluated the possibility of subsequent event existing in the Fund’s financial statements through August 21, 2009, the date the financial statements were issued. The Trust has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are entitled to be indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of

20	RS Large Cap Alpha VIP Series

business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS Large Cap Alpha VIP Series	21

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12 – 13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS Mid Cap Growth VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Large Cap Alpha VIP Series, RS Small Cap Growth Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements”

for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

22	RS Large Cap Alpha VIP Series

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Large Cap Alpha VIP Series	23

Supplemental Information (unaudited) (continued)

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

24	RS Large Cap Alpha VIP Series

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

RS Large Cap Alpha VIP Series	25

Supplemental Information (unaudited) (continued)

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at

http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

26	RS Large Cap Alpha VIP Series

09	SEMIANNUAL REPORT

RS Variable Products Trust

RS Small Cap Growth Equity VIP Series

6/30/09

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series)

Stephen J. Bishop

Stephen J. Bishop is a co-portfolio manager and analyst in the RS Growth Team. He has been a co-portfolio manager of the Series since July 2008. Steve is also a co-portfolio manager of RS Small Cap Growth Equity VIP Series and RS Technology VIP Series, other series of the Trust. He also co-manages separate accounts. Steve joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc. for two years. He has more than 13 years of investment experience. Steve holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

Melissa Chadwick-Dunn

Melissa Chadwick-Dunn is a co-portfolio manager and analyst in the RS Growth Team. She has been a co-portfolio manager of the Series since July 2008. She is also a co-portfolio manager of RS Small Cap Growth Equity VIP Series, another series of the Trust. Before joining the firm in 2001, she was an equity analyst at Putnam Investments for two years, covering international small cap stocks. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Melissa holds a B.A. in economics and an M.A. in international relations from the University of Chicago and an M.B.A. from the Wharton School of Business.

Allison K. Thacker

Allison K. Thacker is Managing Director, co-portfolio manager and analyst in the RS Growth Team. She has been a co-portfolio manager of the Series since July 2008. Ms. Thacker is also a co-portfolio manager of RS Small Cap Growth Equity VIP Series and RS Technology VIP Series, other series of the Trust. She also co-manages separate accounts. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as an analyst in the energy group at Merrill Lynch & Company for two years. Allison holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

RS Small Cap Growth Equity VIP Series	3

RS Small Cap Growth Equity VIP Series (continued)

D. Scott Tracy, CFA

D. Scott Tracy, CFA, is a co-portfolio manager and analyst in the RS Growth Team. He has been a co-portfolio manager of the Series since July 2008. He is also a co-portfolio manager of RS Small Cap Growth Equity VIP Series, another series of the Trust. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Scott holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley. Scott is a CFA Charterholder.

The Statement of Additional Information provides further information about the investment team, including information regarding his compensation, other accounts he manages, and his ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

➢

RS Small Cap Growth Equity VIP Series transitioned management to the RS Growth Team on April 16, 2009 and the Russell 2000® Growth Index[3] compares the Fund’s performance to the investment team’s growth-oriented investment style.

➢

The Fund delivered positive absolute returns for the period. The Fund underperformed the Russell 2000® Growth Index, but outperformed the Russell 2000® Index[4]. Relative performance was supported by stock selection in the energy and producer durables sectors. Stock selection in the financials and health care sectors hindered relative returns, however, as did an overweighting in the struggling financial services sector.

➢

In managing RS Small Cap Growth Equity VIP Series, we continue to seek out small-cap growth companies that possess distinct competitive advantages, strong management teams, organic revenue growth, and high margins.

Market Overview

Equity markets continued to sell off early in 2009 as economic fears and dismal corporate earnings news weighed on investor confidence. Nonetheless, equity prices started to climb higher in late March, as investors began to hope that coordinated government actions might succeed in stabilizing the U.S. economy and banking system. As bargain hunters returned to the market, stocks rallied through much of the second quarter, led by smaller-capitalization shares. Despite investors’ newfound optimism, actual economic news remained uneven. While the drawdown in industrial inventories set the stage for improved factory orders in April, industrial production continued to decline and the unemployment rate continued to climb, tempering any improvement in consumer confidence.

Fund Performance Overview

RS Small Cap Growth Equity VIP Series returned 10.12% in the six-month period ending June 30, 2009, underperforming its benchmark the Russell 2000® Growth Index, which gained 11.36%. The Russell 2000® Index returned 2.64%.

During 2009, as we saw signs of some stabilization in economic activity, we decided to revisit many declining stocks trading at valuations that we believed more than reflected a worst-case economic scenario. In particular, we initiated investments in a number of cyclical companies with strong financial fundamentals and solid competitive positioning that might benefit from a pickup in economic growth. At the same time, we continued to

4	RS Small Cap Growth Equity VIP Series

balance the portfolio with businesses that have limited economic sensitivity.

A number of the Fund’s energy sector investments assisted relative performance during the period. These included MarkWest Energy Partners LP, a Master Limited Partnership that focuses on natural gas and natural gas liquids in the Appalachian Basin. Not only does MarkWest benefit from a stable revenue stream, but it has no general partner that would dilute the profits shared by limited partners such as our Fund. The Fund was underweighted in the energy sector, where we prefer to balance our investments between production companies and more growth-oriented equipment and services providers that we believe may be less sensitive to commodity price fluctuations.

In the producer durables sector, our results were supported by our investment in Energy Solutions, a provider of technology-based decommissioning and disposal services to the nuclear industry. We also benefited from our investments in a number of smaller-capitalization technology companies, such as data storage equipment maker STEC, that we believe have been rewarded for their long-term growth potential as well as their lean cost structures, strong balance sheets, and low debt levels. Other positive contributors included consumer discretionary holdings, such as slot machine manufacturer WMS Industries and Chinese travel booking service Ctrip.com International, which we believe have benefited recently from some signs of improving consumer spending trends.

On a negative note, relative performance for the six-month period was hurt by an overweight to heavily sold financial services companies that we felt might benefit from some stabilization in banking industry fundamentals. Notably, many of the smaller-cap regional banks and specialty insurers represented in the Fund had a difficult time competing with larger bellwether banks for capital and investor attention. One major detractor in this area was The Hanover Insurance Group, which declined early in the period along with other insurance stocks pressured by the weakening economy, investment losses, and capital constraints.

Other detractors in the financial services area included regionally-situated banking companies such as California’s City National and Chicago’s PrivateBancorp, which have faced continued concerns over their real estate portfolios and their abilities to raise capital in the short-term.

While health care has traditionally been seen as a defensive market segment, a number of our health care stocks have struggled recently as demand for some drugs and procedures has apparently softened along with consumers’ abilities to make copayments in a weaker economy. Fund detractors included AspenBio Pharma, a biotechnology company that has developed a blood-based diagnostic test for appendicitis, and Psychiatric Solutions, an operator of psychiatric hospitals and residential treatment facilities, which reported slower patient volumes in the first quarter.

Outlook

While the near-term economic outlook remains uncertain, we remain more committed than ever to our fundamentally-driven, team-based approach to stock selection. We continue to seek out small-cap companies that we believe are well managed, attractively valued, and combine unique competitive advantages, lean cost structures, low debt levels, and strong internal capital reserves.

Sincerely,

Steve Bishop Co-Portfolio Manager Allison Thacker Co-Portfolio Manager	Melissa Chadwick-Dunn Co-Portfolio Manager D. Scott Tracy Co-Portfolio Manager

RS Small Cap Growth Equity VIP Series	5

RS Small Cap Growth Equity VIP Series (continued)

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Small cap investing entails special risks. Small cap stocks have tended to be more volatile and to drop more in down markets than large cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources, and management.

6	RS Small Cap Growth Equity VIP Series

Total Net Assets: $96,816,864	Data as of June 30, 2009

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Regal-Beloit Corp.	2.15%
Digital River, Inc.	1.95%
WMS Industries, Inc.	1.85%
Ctrip.com International Ltd.	1.84%
VistaPrint Ltd.	1.76%
Urban Outfitters, Inc.	1.69%
j2 Global Communications, Inc.	1.59%
MedAssets, Inc.	1.58%
United Therapeutics Corp.	1.56%
P.F. Chang’s China Bistro, Inc.	1.56%
Total	17.53%

1	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Investment results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

4

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses. The Fund is changing its benchmark from the Russell 2000® Index to the Russell 2000® Growth Index because RS Investments believes that, due to changes to the Fund’s investment strategy, the Russell 2000® Growth Index is more representative of the Fund’s investment universe.

RS Small Cap Growth Equity VIP Series	7

RS Small Cap Growth Equity VIP Series (continued)

Average Annual Returns as of 6/30/09

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Small Cap Growth Equity VIP Series	5/1/97	10.12%	-19.65%	-6.18%	-0.53%	4.02%	5.32%
Russell 2000® Growth Index[3]		11.36%	-24.85%	-7.83%	-1.32%	-0.89%	2.30%
Russell 2000® Index[4]		2.64%	-25.01%	-9.89%	-1.71%	2.38%	4.56%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Small Cap Growth Equity VIP Series and in the Russell 2000® Growth and the Russell 2000® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends. The Fund is changing its benchmark from the Russell 2000® Index to the Russell 2000® Growth Index because RS Investments believes that, due to changes to the Fund’s investment strategy, the Russell 2000® Growth Index is more representative of the Fund’s investment universe.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Small Cap Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.86%. For more recent information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

8	RS Small Cap Growth Equity VIP Series

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During Period* 1/1/09-6/30/09	Expense Ratio During Period 1/1/09-6/30/09
Based on Actual Return	$1,000.00	$1,101.20	$4.43	0.85%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.58	$4.26	0.85%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

RS Small Cap Growth Equity VIP Series	9

Schedule of Investments – RS Small Cap Growth Equity VIP Series

June 30, 2009 (unaudited)	Shares	Value

Common Stocks — 93.4%
Asset Management & Custodian — 1.2%
Affiliated Managers Group, Inc.(1)	20,300	$1,181,257

		1,181,257
Banks – Diversified — 0.8%
PrivateBancorp, Inc.	33,300	740,592

		740,592
Beverage – Soft Drinks — 1.0%
Peet’s Coffee & Tea, Inc.(1)	36,794	927,209

		927,209
Biotechnology — 3.0%
Halozyme Therapeutics, Inc.(1)	102,681	715,686
Myriad Genetics, Inc.(1)	37,878	1,350,351
Myriad Pharmaceuticals, Inc.(1)(2)	9,469	44,031
Nektar Therapeutics(1)	129,100	836,568

		2,946,636
Casinos & Gambling — 2.7%
Scientific Games Corp., Class A(1)	50,358	794,146
WMS Industries, Inc.(1)	56,843	1,791,123

		2,585,269
Chemicals – Diversified — 1.8%
Calgon Carbon Corp.(1)	52,271	726,044
FMC Corp.	22,110	1,045,803

		1,771,847
Chemicals – Speciality — 0.5%
ChemSpec International Ltd., ADR(1)	55,700	467,880

		467,880
Commercial Services — 2.3%
FTI Consulting, Inc.(1)	20,159	1,022,464
Robert Half International, Inc.	50,700	1,197,534

		2,219,998
Communications Technology — 1.8%
Ciena Corp.(1)	65,900	682,065
Riverbed Technology, Inc.(1)	46,200	1,071,378

		1,753,443
Computer Services Software & Systems — 12.7%
3PAR, Inc.(1)	106,541	1,321,108
Akamai Technologies, Inc.(1)	57,547	1,103,751
Compellent Technologies, Inc.(1)	53,342	813,466
comScore, Inc.(1)	62,387	830,995
Digital River, Inc.(1)	51,965	1,887,369
F5 Networks, Inc.(1)	42,100	1,456,239
GSI Commerce, Inc.(1)	98,229	1,399,763
Informatica Corp.(1)	74,540	1,281,343
LogMeIn, Inc.(1)	10,800	172,800
Omniture, Inc.(1)	87,065	1,093,536
Solarwinds, Inc.(1)	52,700	869,023

		12,229,393
Computer Technology — 1.5%
Netezza Corp.(1)	94,441	785,749
STEC, Inc.(1)	27,988	649,042

		1,434,791

June 30, 2009 (unaudited)	Shares	Value
Construction — 0.6%
Insituform Technologies, Inc., Class A(1)	32,276	$547,724

		547,724

Consumer Electronics — 0.8%
TiVo, Inc.(1)	69,616	729,576

		729,576
Consumer Lending — 1.4%
Portfolio Recovery Associates, Inc.(1)	35,552	1,376,929

		1,376,929
Diversified Financial Services — 1.2%
Duff & Phelps Corp., Class A	37,300	663,194
FBR Capital Markets Corp.(1)	109,100	512,770

		1,175,964
Diversified Materials & Processing — 0.5%
Hexcel Corp.(1)	52,049	496,027

		496,027
Diversified Retail — 6.2%
Advance Auto Parts, Inc.	26,100	1,082,889
Hot Topic, Inc.(1)	118,100	863,311
Lumber Liquidators, Inc.(1)	62,458	984,338
Netflix, Inc.(1)	35,400	1,463,436
Urban Outfitters, Inc.(1)	78,178	1,631,575

		6,025,549
Engineering & Contracting Services — 1.1%
Aecom Technology Corp.(1)	33,100	1,059,200

		1,059,200
Financial Data & Systems — 3.2%
CyberSource Corp.(1)	79,049	1,209,450
MSCI, Inc., Class A(1)	48,023	1,173,682
Riskmetrics Group, Inc.(1)	38,202	674,647

		3,057,779
Health Care – Miscellaneous — 1.6%
MedAssets, Inc.(1)	78,554	1,527,875

		1,527,875
Health Care Management Services — 0.9%
Catalyst Health Solutions, Inc.(1)	32,657	814,466
Medidata Solutions, Inc.(1)	4,790	78,460

		892,926
Health Care Services — 3.9%
athenahealth, Inc.(1)	36,670	1,357,157
CardioNet, Inc.(1)	41,585	678,667
Phase Forward, Inc.(1)	55,533	839,104
RehabCare Group, Inc.(1)	38,523	921,855

		3,796,783
Hotel/Motel — 0.8%
Wynn Resorts Ltd.(1)	21,499	758,915

		758,915
Insurance – Property-Casualty — 1.2%
Tower Group, Inc.	45,257	1,121,468

		1,121,468

The accompanying notes are an integral part of these financial statements.

10	RS Small Cap Growth Equity VIP Series

June 30, 2009 (unaudited)	Shares	Value

Leisure Time — 2.8%
Ctrip.com International Ltd., ADR(1)	38,460	$1,780,698
Priceline.com, Inc.(1)	8,490	947,059

		2,727,757
Machinery – Specialty — 0.9%
Bucyrus International, Inc.	32,000	913,920

		913,920
Medical & Dental Instruments & Supplies — 3.8%
Insulet Corp.(1)	79,541	612,466
Inverness Medical Innovations, Inc.(1)	21,700	772,086
NuVasive, Inc.(1)	17,200	767,120
ResMed, Inc.(1)	14,318	583,172
Volcano Corp.(1)	67,026	937,023

		3,671,867
Medical Equipment — 0.7%
Illumina, Inc.(1)	17,040	663,538

		663,538
Oil: Crude Producers — 2.2%
Comstock Resources, Inc.(1)	26,229	866,868
Concho Resources, Inc.(1)	42,800	1,227,932

		2,094,800
Oil Well Equipment & Services — 2.9%
Core Laboratories N.V.	10,751	936,949
Dril-Quip, Inc.(1)	31,010	1,181,481
Superior Energy Services, Inc.(1)	41,966	724,753

		2,843,183
Pharmaceuticals — 3.2%
BioMarin Pharmaceutical, Inc.(1)	62,713	978,950
Mylan, Inc.(1)	47,280	617,004
United Therapeutics Corp.(1)	18,124	1,510,273

		3,106,227
Power Transmission Equipment — 2.2%
Regal-Beloit Corp.	52,469	2,084,069

		2,084,069
Printing And Copying Services — 1.8%
VistaPrint Ltd.(1)	40,025	1,707,066

		1,707,066
Restaurants — 3.8%
BJ’s Restaurants, Inc.(1)	55,748	940,469
Chipotle Mexican Grill, Inc., Class B(1)	18,200	1,270,178
P.F. Chang’s China Bistro, Inc.(1)	46,969	1,505,826

		3,716,473
Scientific Instruments – Control & Filter — 1.2%
Duoyuan Global Water, Inc., ADR(1)	18,800	456,464
IDEX Corp.	29,200	717,444

		1,173,908
Scientific Instruments – Electrical — 0.9%
GrafTech International Ltd.(1)	73,400	830,154

		830,154
Scientific Instruments – Gauges & Meters — 0.6%
Itron, Inc.(1)	11,400	627,798

		627,798

June 30, 2009 (unaudited)	Shares	Value

Semiconductors & Components — 4.9%
Cavium Networks, Inc.(1)	43,907	$738,077
FormFactor, Inc.(1)	37,134	640,190
Intersil Corp., Class A	56,600	711,462
Monolithic Power Systems, Inc.(1)	31,193	699,035
Netlogic Microsystems, Inc.(1)	19,469	709,840
O2Micro International Ltd., ADR(1)	53,408	267,040
Silicon Laboratories, Inc.(1)	25,800	978,852

		4,744,496
Shipping — 0.6%
Genco Shipping & Trading Ltd.	26,000	564,720

		564,720
Textiles Apparel & Shoes — 2.5%
Guess?, Inc.	57,700	1,487,506
Lululemon Athletica, Inc.(1)	78,100	1,017,643

		2,505,149
Truckers — 2.3%
J.B. Hunt Transport Services, Inc.	28,800	879,264
Knight Transportation, Inc.	46,404	767,986
Landstar System, Inc.	17,300	621,243

		2,268,493
Utilities – Telecommunications — 3.4%
Cbeyond, Inc.(1)	68,697	985,802
j2 Global Communications, Inc.(1)	68,234	1,539,359
Neutral Tandem, Inc.(1)	26,584	784,760

		3,309,921

Total Common Stocks (Cost $80,591,511)		90,378,569

	Shares	Value
Exchange-Traded Funds — 0.7%
Biotechnology — 0.7%
iShares Nasdaq Biotechnology Index Fund(1)	9,400	683,944

Total Exchange-Traded Funds (Cost $684,055)		683,944

	Principal Amount	Value
Repurchase Agreements — 6.0%
State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2009, maturity value of $5,846,000 due 7/1/2009(3)	$5,846,000	5,846,000

Total Repurchase Agreements (Cost $5,846,000)		5,846,000

Total Investments — 100.1% (Cost $87,121,566)		96,908,513

Other Liabilities, Net — (0.1)%		(91,649)

Total Net Assets — 100.0%		$96,816,864

(1)	Non-income producing security.
(2)	When-issued security.

The accompanying notes are an integral part of these financial statements.

RS Small Cap Growth Equity VIP Series	11

Schedule of Investments – RS Small Cap Growth Equity VIP Series (continued)

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value ($)
U.S Treasury Note	4.125%	8/31/2012	5,967,132

ADR — American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investment in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$90,378,569	$—	$—	$90,378,569
Exchange-Traded Funds	683,944	—	—	683,944
Repurchase Agreements	—	5,846,000	—	5,846,000

Total	$91,062,513	$5,846,000	$—	$96,908,513

The accompanying notes are an integral part of these financial statements.

12	RS Small Cap Growth Equity VIP Series

Financial Information — RS Small Cap Growth Equity VIP Series

Statement of Assets and Liabilities As of June 30, 2009 (unaudited)

Assets
Investments, at value	$96,908,513
Cash and cash equivalents	882
Receivable for investments sold	1,277,819
Receivable for fund shares subscribed	24,599
Dividends receivable	18,495
Due from distributor	675

Total Assets	98,230,983

Liabilities
Payable for investments purchased	1,258,544
Payable to adviser	59,726
Payable for fund shares redeemed	49,358
Accrued trustees’ fees	3,433
Accrued expenses/other liabilities	43,058

Total Liabilities	1,414,119

Total Net Assets	$96,816,864

Net Assets Consist of:
Paid-in capital	$147,004,362
Accumulated net investment income	27,619
Accumulated net realized loss from investments	(60,002,064)
Net unrealized appreciation on investments	9,786,947

Total Net Assets	$96,816,864

Investments, at Cost	$87,121,566

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	11,705,938

Net Asset Value Per Share	$8.27

Statement of Operations For the Six-Month Period Ended June 30, 2009 (unaudited)

Investment Income
Dividends	$402,015
Interest	821
Withholding taxes on foreign dividends	(80)

Total Investment Income	402,756

Expenses
Investment advisory fees	324,023
Professional fees	21,446
Custodian fees	17,776
Administrative service fees	10,836
Shareholder reports	7,770
Trustees’ fees and expenses	4,595
Other expenses	2,037

Total Expenses	388,483
Less: Expense/Fee waiver by distributor	(21,363)
Less: Custody credits	(47)

Total Expenses, Net	367,073

Net Investment Income	35,683

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized loss from investments	(17,829,443)
Net change in unrealized appreciation/depreciation on investments	26,554,722

Net Gain on Investments	8,725,279

Net Increase in Net Assets Resulting from Operations	$8,760,962

The accompanying notes are an integral part of these financial statements.

RS Small Cap Growth Equity VIP Series	13

Financial Information — RS Small Cap Growth Equity VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/09	For the Year Ended 12/31/08
Operations
Net investment income	$35,683	$93,230
Net realized loss from investments	(17,829,443)	(42,229,231)
Net change in unrealized appreciation/depreciation on investments	26,554,722	(17,955,995)

Net Increase/(Decrease) in Net Assets Resulting from Operations	8,760,962	(60,091,996)

Distributions to Shareholders
Net investment income	—	(149,267)
Net realized gain on investments	—	(886,004)
Return of capital	—	(669,185)

Total Distributions	—	(1,704,456)

Capital Share Transactions
Proceeds from sales of shares	5,033,490	8,779,143
Reinvestment of distributions	—	1,704,456
Cost of shares redeemed	(5,916,508)	(62,835,058)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(883,018)	(52,351,459)

Net Increase/(Decrease) in Net Assets	7,877,944	(114,147,911)

Net Assets

Beginning of period	88,938,920	203,086,831

End of period	$96,816,864	$88,938,920

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(8,064)

Accumulated Undistributed Net Investment Income Included in Net Assets	$27,619	$—

Other Information:

Shares
Sold	679,610	982,719
Reinvested	—	233,487
Redeemed	(816,187)	(6,560,814)

Net Decrease	(136,577)	(5,344,608)

The accompanying notes are an integral part of these financial statements.

14	RS Small Cap Growth Equity VIP Series

This Page Intentionally Left Blank

RS Small Cap Growth Equity VIP Series	15

Financial Information — RS Small Cap Growth Equity VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions

Six Months Ended 6/30/09[1]	$7.51	$0.00	[2]	$0.76	$0.76	$—	$—	$—	$—

Year Ended 12/31/08	11.82	0.01		(4.17)	(4.16)	(0.01)	(0.08)	(0.06)	(0.15)

Year Ended 12/31/07	15.03	0.13		0.60	0.73	(0.14)	(3.80)	—	(3.94)

Year Ended 12/31/06	14.13	0.02		2.35	2.37	—	(1.47)	—	(1.47)

Year Ended 12/31/05	17.22	0.04		(0.08)	(0.04)	(0.04)	(3.01)	—	(3.05)

Year Ended 12/31/04	17.83	(0.05)		2.66	2.61	—	(3.22)	—	(3.22)

The accompanying notes are an integral part of these financial statements.

16	RS Small Cap Growth Equity VIP Series

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[4]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$ 8.27	10.12%	$96,817	0.85%	0.90%	0.08%	0.03%	125%

7.51	(35.18)%	88,939	0.85%	0.86%	0.06%	0.05%	118%

11.82	5.13%	203,087	0.85%	0.85%	0.68%	0.68%	149%

15.03	17.17%	233,010	0.85%	0.85%	0.12%	0.12%	136%

14.13	0.16%	239,079	0.84%	0.84%	0.24%	0.24%	133%

17.22	15.17%	304,309	0.82%	0.82%	(0.28)%	(0.28)%	125%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[2]	Rounds to $0.00 per share.
[3]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[4]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS Small Cap Growth Equity VIP Series	17

Notes to Financial Statements — RS Small Cap Growth Equity VIP Series (unaudited)

June 30, 2009 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series) (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC. (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-

term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting

18	RS Small Cap Growth Equity VIP Series

entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

RS Small Cap Growth Equity VIP Series	19

Notes to Financial Statements — RS Small Cap Growth Equity VIP Series (unaudited) (continued)

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a

20	RS Small Cap Growth Equity VIP Series

$75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2009, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.75%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.85% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expenses limitations then in effect for the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested per-

sons of RS Investments receive compensation and reimbursement of expenses.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the year ended December 31, 2008, which is the most recently completed tax year, was as follows:

Ordinary Income	Long-Term Capital Gains	Return of Capital
$149,267	$886,004	$669,185

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2008, were $23,929,857, expiring in 2016.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $12,091,954 net capital and currency losses.

RS Small Cap Growth Equity VIP Series	21

Notes to Financial Statements — RS Small Cap Growth Equity VIP Series (unaudited) (continued)

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2009, was $88,118,961. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2009, aggregated $10,450,204 and $(1,660,652), respectively, resulting in net unrealized appreciation of $8,789,552.

Note 4.	Investments

a.   Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $105,115,766 and $109,043,415, respectively, for the six months ended June 30, 2009.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Industry or Sector Concentration

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	Review for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, the Trust has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 21, 2009, the date the financial statements were issued. The Trust has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are entitled to be indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

22	RS Small Cap Growth Equity VIP Series

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12-13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS Mid Cap Growth VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Large Cap Alpha VIP Series, RS Small Cap Growth Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

RS Small Cap Growth Equity VIP Series	23

Supplemental Information (unaudited) (continued)

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

24	RS Small Cap Growth Equity VIP Series

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

RS Small Cap Growth Equity VIP Series	25

Supplemental Information (unaudited) (continued)

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

26	RS Small Cap Growth Equity VIP Series

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Small Cap Growth Equity VIP Series	27

09	SEMIANNUAL REPORT

RS Variable Products Trust

RS Large Cap Value VIP Series

6/30/09

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or UBS Global Asset Management (Americas) Inc. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Large Cap Value VIP Series

RS Investments (RS) is the investment adviser for the RS Funds. UBS Global Asset Management (Americas) Inc. (UBS) serves as investment subadviser for RS Large Cap Value VIP Series.

John Leonard, Thomas M. Cole, Thomas Digenan and Scott Hazen are the members of the North American Equities investment management team primarily responsible for the day-to-day management of RS Large Cap Value VIP Series. Mr. Leonard, as the head of the investment management team, oversees the other members of the team, leads the portfolio construction process and reviews the overall composition of the Fund’s portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Cole, as the director of research for the investment management team, oversees the analyst team that provides the investment research on the large cap markets that is used in making the security selections for the Fund’s portfolio. Mr. Digenan and Mr. Hazen, as the primary strategists for the investment management team, provide cross-industry assessments and risk management assessments for portfolio construction for the Fund.

John Leonard, CFA

John Leonard has been a member of the investment management team of the Series since its inception.* John serves as the head of the Series’ investment team and is responsible for overseeing the other members of the team, leading the portfolio construction process and reviewing the overall composition of the Series’ portfolio to ensure compliance with its stated investment objective and strategies. John is the head of North American equities and the deputy global head of equities at UBS Global AM. He is also a managing director of UBS Global AM and has been an investment professional with UBS Global AM since 1991. Prior to joining UBS Global AM in 1991, John worked as an investment manager at a real estate management company. He holds an A.B. from Dartmouth College and an M.B.A. from the University of Chicago. He is a CFA Charterholder.

Thomas M. Cole, CFA

Thomas M. Cole has been a member of the investment management team of the Series since its inception.* Thomas is the director of research for the Series’ investment team, responsible for overseeing the analyst team that provides the investment research on the large-cap markets that is used in making the security selections for the Series’ portfolio. Thomas is head of research-North American equities and a managing director at UBS Global AM, where he has been an investment professional since 1995. He received a B.B.A. and an M.B.A. from the University of Wisconsin. He is a CFA Charterholder.

RS Large Cap Value VIP Series	3

RS Large Cap Value VIP Series (continued)

Thomas Digenan, CFA

Thomas Digenan has been a member of the investment management team of the Series since its inception.* Thomas, together with Scott Hazen, is the primary strategist for the investment team, responsible for providing cross-industry assessments and risk management assessments for portfolio construction for the Series. Thomas has been a North American equity strategist at UBS Global AM since 2001 and is an executive director at UBS Global AM. Prior to joining UBS Global AM in 1993, he was a senior manager in the tax department at KPMG Peat Marwick. Thomas earned a B.S. at Marquette University and an M.S.T. from DePaul University. He is a CFA Charterholder.

Scott Hazen, CFA

Scott Hazen has been a member of the investment management team of the Series since 2004.* Scott, together with Thomas Digenan, is the primary strategist for the investment team, responsible for providing cross-industry assessments and risk management assessments for portfolio construction for the Series. Scott has been a North American equity strategist at UBS Global AM since 2004 and is an executive director at UBS Global AM. From 1992 to 2004, Scott was a client service and relationship management professional with UBS Global AM. He earned a B.B.A. from the University of Notre Dame and an M.B.A. from the University of Chicago. He is a CFA Charterholder.

*	Includes service as a portfolio manager or co-portfolio manager, as applicable, of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢

During a period in which the equity markets first declined dramatically, then rebounded on hopes for improved economic conditions later this year, the RS Large Cap Value VIP Series delivered a positive absolute return in the first half of 2009, while also outperforming its benchmark, the Russell 1000® Value Index[3].

➢

Relative performance for the period benefited in particular from stock selection in the energy and information technology sectors. An overweighting in the consumer discretionary sector was also favorable.

➢

On a negative note, the Fund’s underweighting in the financial services sector and its stock selection in the utilities sector weighed on relative returns. An overweighting in the industrials sector was also detrimental.

Market Overview

Through the first six months of 2009, we witnessed substantial volatility in the equity markets. After extending its fourth quarter losses into the first quarter, the equity market posted its biggest short-term rally since 1938, with the S&P 500® Index4 advancing over 40% in just 67 trading days following the March 9 low. As massive,

4	RS Large Cap Value VIP Series

coordinated government stimulus efforts across the globe reduced fears of another Great Depression, investors began to reconsider many of the stocks that sold off so sharply on concerns over a possible worst-case economic scenario. As investors began to hope for a return to a more normalized economic environment, they sought bargains among heavily-discounted shares, even in companies with challenged business models or substantial leverage. In addition, commodity stocks and cyclically sensitive shares were strong performers during the recent market resurgence.

Fund Performance Overview

RS Large Cap Value VIP Series returned 1.01% in the six-month period ended June 30, 2008, while its benchmark, the Russell 1000® Value Index, returned -2.87%.

Performance Summary

The Fund’s relative performance was aided in particular by stock selection in the energy sector, as a number of our holdings benefited from improved economic expectations and resilient commodity prices in the second quarter. Top performers in the energy sector included Peabody Energy, a coal producer with substantial coal reserves and a strong balance sheet, as well as energy exploration and production companies Anadarko Petroleum and Marathon Oil and oil services providers such as Halliburton.

Stock selection in the technology sector was also favorable as the Fund capitalized on soaring performance by Seagate Technology, a manufacturer of hard disk drives, the main medium for storing digital information. Even as corporations have trimmed their overall technology spending budgets, they continue to invest in data storage capacity, due in part to a legal and regulatory climate requiring the back-up of vast amounts of information. Seagate has trimmed its own expense structure, which has positioned the company well for the current environment. Meanwhile, semiconductor manufacturer Intel was another strong performer for the period.

The Fund’s overweighting in the consumer discretionary sector also supported relative returns, as shares rebounded later in the period on hopes for improved consumer spending trends. The Fund’s top contributing holdings in the consumer discretionary space included auto parts manufacturer BorgWarner, retailer J.C. Penney, and advertising firm Interpublic Group of Companies. In particular, BorgWarner has received renewed attention from investors, due in part to speculation that its turbochargers and advanced engine technology will be in demand as automakers strive to meet President Obama’s new fuel-economy and emissions standards.

The Fund’s top contributors from other sectors included investment banking company Morgan Stanley and wireless telecommunications services provider Sprint Nextel.

On a negative note, Fund performance was dampened by underweight exposure to some of the better performing names in the financials services sectors. Moreover, the Fund also owned a number of poor performing insurance holdings, including Aflac and ACE. Earlier this year, insurance stocks declined dramatically on concerns over the weak economy, constrained capital conditions, and the companies’ own investment losses. Moreover, while we believe that many niche financial companies might perform well relative to weakened incumbents going forward, these firms had a difficult time competing for capital and investor attention in the recent environment. Another financial services holding that struggled in this period was SunTrust Banks. Like many regional banks, SunTrust has faced concerns that its recent efforts to raise capital to meet the Treasury Department’s stress tests may have diluted value for its current shareholders.

In the utilities sector, our biggest detractor was American Electric Power, a holding company that owns power generating utilities in the eastern United States. The company reported a decline in its first quarter earnings, relative to a year earlier, as cash-strapped consumers cut back on their winter electricity usage.

Outlook

Despite the recent improvement in investor optimism, we caution that near-term economic conditions could remain challenging. Nonetheless, even after the second

RS Large Cap Value VIP Series	5

RS Large Cap Value VIP Series (continued)

quarter market resurgence, many shares are still trading at very attractive valuations relative to historic trends and their own underlying fundamentals. In this environment, we remain on the lookout for attractively valued, large-cap investment opportunities. At the same time, we continue to scrutinize corporate balance sheets, paying particular attention to companies’ abilities to raise capital or, ideally, fund growth internally through free cash flow.

Sincerely,

John Leonard, CFA	Thomas M. Cole, CFA
Co-Portfolio Manager	Co-Portfolio Manager

Thomas Digenan, CFA	Scott Hazen, CFA
Co-Portfolio Manager	Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

6	RS Large Cap Value VIP Series

Total Net Assets: $29,423,346	Data as of June 30, 2009

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Holding	Percentage of Total Net Assets
General Electric Co.	4.52%
JPMorgan Chase & Co.	4.20%
Pfizer, Inc.	4.00%
Chevron Corp.	3.58%
AT&T, Inc.	3.47%
Covidien PLC	3.17%
Wells Fargo & Co.	2.94%
Comcast Corp.	2.76%
Marathon Oil Corp.	2.53%
Exxon Mobil Corp.	2.35%
Total	33.52%

1	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

RS Large Cap Value VIP Series	7

RS Large Cap Value VIP Series (continued)

Performance Update Average Annual Returns as of 6/30/09

	Inception Date	Year-to-Date	1-Year	3-Year	5-Year	Since Inception
RS Large Cap Value VIP Series	2/3/03	1.01%	-29.86%	-11.77%	-2.83%	2.61%
Russell 1000® Value Index[3]		-2.87%	-29.03%	-11.11%	-2.12%	3.38%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 2/3/03 in RS Large Cap Value VIP Series and the Russell 1000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian UBS VC Large Cap Value Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.95%. For more information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

8	RS Large Cap Value VIP Series

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During Period* 1/1/09-6/30/09	Expense Ratio During Period 1/1/09-6/30/09
Based on Actual Return	$1,000.00	$1,010.10	$4.88	0.98%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.93	$4.91	0.98%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

RS Large Cap Value VIP Series	9

Schedule of Investments – RS Large Cap Value VIP Series

June 30, 2009 (unaudited)	Shares	Value

Common Stocks — 97.4%
Advertising Agencies — 2.9%
Omnicom Group, Inc.	16,000	$505,280
The Interpublic Group of Companies, Inc.(1)	67,600	341,380

		846,660
Aerospace — 2.1%
General Dynamics Corp.	11,400	631,446

		631,446
Air Transport — 2.2%
FedEx Corp.	11,700	650,754

		650,754
Auto Parts — 3.4%
BorgWarner, Inc.	12,100	413,215
Johnson Controls, Inc.	27,100	588,612

		1,001,827
Banks – Diversified — 3.5%
City National Corp.	4,900	180,467
Wells Fargo & Co.	35,600	863,656

		1,044,123
Beverage – Soft Drinks — 1.9%
Dr. Pepper Snapple Group, Inc.(1)	7,900	167,401
PepsiCo, Inc.	7,300	401,208

		568,609
Cable Television Services — 2.8%
Comcast Corp., Class A	56,000	811,440

		811,440
Chemicals – Diversified — 1.8%
Air Products & Chemicals, Inc.	3,100	200,229
Celanese Corp., Series A	13,800	327,750

		527,979
Coal — 1.8%
Peabody Energy Corp.	17,900	539,864

		539,864
Commercial Services – Rental & Leasing — 0.9%
Ryder System, Inc.	9,900	276,408

		276,408
Commercial Vehicles & Parts — 2.0%
PACCAR, Inc.	17,950	583,555

		583,555
Computer Technology — 2.2%
Seagate Technology	61,700	645,382

		645,382
Diversified Financial Services — 8.5%
Bank of New York Mellon Corp.	21,118	618,969
JPMorgan Chase & Co.	36,200	1,234,782
Morgan Stanley	22,500	641,475

		2,495,226
Diversified Manufacturing Operations — 6.7%
General Electric Co.	113,500	1,330,220
Illinois Tool Works, Inc.	16,800	627,312

		1,957,532

June 30, 2009 (unaudited)	Shares	Value

Diversified Retail — 2.2%
J.C. Penney Co., Inc.	8,400	$241,164
Macy’s, Inc.	34,100	401,016

		642,180
Financial Data & Systems — 1.3%
Discover Financial Services	38,550	395,908

		395,908
Health Care Management Services — 1.0%
UnitedHealth Group, Inc.	11,700	292,266

		292,266
Health Care Services — 0.9%
Medco Health Solutions, Inc.(1)	5,600	255,416

		255,416
Household Equipment & Products — 1.0%
Fortune Brands, Inc.	8,500	295,290

		295,290
Insurance – Life — 2.0%
Aflac, Inc.	9,400	292,246
Principal Financial Group, Inc.	16,200	305,208

		597,454
Insurance – Multi-Line — 1.3%
MetLife, Inc.	13,000	390,130

		390,130
Insurance – Property-Casualty — 1.0%
ACE Ltd.	6,600	291,918

		291,918
Leisure Time — 1.7%
Carnival Corp.	19,100	492,207

		492,207
Medical & Dental Instruments & Supplies — 3.2%
Covidien PLC	24,900	932,256

		932,256
Oil: Crude Producers — 3.3%
Anadarko Petroleum Corp.	11,700	531,063
Ultra Petroleum Corp.(1)	11,000	429,000

		960,063
Oil: Integrated — 9.9%
Chevron Corp.	15,900	1,053,375
Exxon Mobil Corp.	9,900	692,109
Hess Corp.	7,800	419,250
Marathon Oil Corp.	24,700	744,211

		2,908,945
Oil Well Equipment & Services — 2.6%
Baker Hughes, Inc.	13,600	495,584
Halliburton Co.	13,200	273,240

		768,824
Pharmaceuticals — 5.4%
Merck & Co., Inc.	14,400	402,624
Pfizer, Inc.	78,400	1,176,000

		1,578,624

The accompanying notes are an integral part of these financial statements.

10	RS Large Cap Value VIP Series

June 30, 2009 (unaudited)	Shares	Value

Railroads — 1.5%
Burlington Northern Santa Fe Corp.	5,900	$433,886

		433,886
Semiconductors & Components — 2.1%
Intel Corp.	37,900	627,245

		627,245
Utilities – Electrical — 6.4%
American Electric Power, Inc.	20,900	603,801
Exelon Corp.	11,100	568,431
Northeast Utilities	21,300	475,203
Pepco Holdings, Inc.	16,600	223,104

		1,870,539
Utilities – Gas Distributors — 2.1%
NiSource, Inc.	15,900	185,394
Sempra Energy	8,900	441,707

		627,101
Utilities – Miscellaneous — 1.1%
MDU Resources Group, Inc.	17,300	328,181

		328,181
Utilities – Telecommunications — 4.7%
AT&T, Inc.	41,100	1,020,924
Sprint Nextel Corp.(1)	76,374	367,359

		1,388,283

Total Common Stocks (Cost $32,560,443)		28,657,521

	Shares	Value
Exchange-Traded Funds — 1.4%
SPDR Trust, Series 1	4,500	413,640

Total Exchange-Traded Funds (Cost $400,081)		413,640

June 30, 2009 (unaudited)	Principal Amount	Value

Repurchase Agreements — 0.5%
State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2009, maturity value of $150,000 due 7/1/2009(2)	$150,000	$150,000

Total Repurchase Agreements (Cost $150,000)		150,000

Total Investments — 99.3% (Cost $33,110,524)		29,221,161

Other Assets, Net — 0.7%		202,185

Total Net Assets — 100.0%		$29,423,346

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value ($)
U.S. Treasury Bill	0.00%	12/24/2009	154,737

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$28,657,521	$—	$—	$28,657,521
Exchange-Traded Funds	413,640	—	—	413,640
Repurchase Agreements	—	150,000	—	150,000

Total	$29,071,161	$150,000	$—	$29,221,161

The accompanying notes are an integral part of these financial statements.

RS Large Cap Value VIP Series	11

Financial Information — RS Large Cap Value VIP Series

Statement of Assets and Liabilities As of June 30, 2009 (unaudited)

Assets
Investments, at value	$29,221,161
Cash and cash equivalents	228
Receivable for investments sold	231,682
Dividends receivable	50,387
Receivable for fund shares subscribed	136

Total Assets	29,503,594

Liabilities
Payable for fund shares redeemed	25,384
Payable to adviser	19,239
Payable to distributor	1,664
Accrued trustees’ fees	1,320
Accrued expenses/other liabilities	32,641

Total Liabilities	80,248

Total Net Assets	$29,423,346

Net Assets Consist of:
Paid-in capital	$40,070,205
Accumulated net investment income	250,466
Accumulated net realized loss from investments	(7,007,962)
Net unrealized depreciation on investments	(3,889,363)

Total Net Assets	$29,423,346

Investments, at Cost	$33,110,524

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	4,223,588

Net Asset Value Per Share	$6.97

Statement of Operations For the Six-Month Period Ended June 30, 2009 (unaudited)

Investment Income
Dividends	$387,992
Interest	172

Total Investment Income	388,164

Expenses
Investment advisory fees	107,291
Custodian fees	12,879
Shareholder reports	11,602
Professional fees	10,282
Administrative service fees	3,391
Trustees’ fees and expenses	1,542
Other expenses	1,327

Total Expenses	148,314
Less: Expense waiver by distributor	(13,502)
Less: Custody credits	(16)

Total Expenses, Net	134,796

Net Investment Income	253,368

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized loss from investments	(3,890,123)
Net change in unrealized appreciation/depreciation on investments	3,956,335

Net Gain on Investments	66,212

Net Increase in Net Assets Resulting from Operations	$319,580

The accompanying notes are an integral part of these financial statements.

12	RS Large Cap Value VIP Series

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/09	For the Year Ended 12/31/08
Operations
Net investment income	$253,368	$888,201
Net realized loss from investments	(3,890,123)	(2,911,844)
Net change in unrealized appreciation/depreciation on investments	3,956,335	(21,080,100)

Net Increase/(Decrease) in Net Assets Resulting from Operations	319,580	(23,103,743)

Distributions to Shareholders
Net investment income	—	(904,251)
Net realized gain on investments	—	(1,554,079)

Total Distributions	—	(2,458,330)

Capital Share Transactions
Proceeds from sales of shares	1,552,201	4,322,806
Reinvestment of distributions	—	2,458,330
Cost of shares redeemed	(2,993,559)	(15,410,029)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(1,441,358)	(8,628,893)

Net Decrease in Net Assets	(1,121,778)	(34,190,966)

Net Assets

Beginning of period	30,545,124	64,736,090

End of period	$29,423,346	$30,545,124

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(2,902)

Accumulated Net Investment Income Included in Net Assets	$250,466	$—

Other Information:

Shares
Sold	259,317	452,912
Reinvested	—	368,013
Redeemed	(464,232)	(1,529,343)

Net Decrease	(204,915)	(708,418)

The accompanying notes are an integral part of these financial statements.

RS Large Cap Value VIP Series	13

Financial Information — RS Large Cap Value VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 6/30/09[1]	$6.90	$0.06	$0.01	$0.07	$—	$—	$—

Year Ended 12/31/08	12.60	0.22	(5.32)	(5.10)	(0.22)	(0.38)	(0.60)

Year Ended 12/31/07	13.72	0.19	(0.15)	0.04	(0.20)	(0.96)	(1.16)

Year Ended 12/31/06	12.47	0.16	2.07	2.23	(0.15)	(0.83)	(0.98)

Year Ended 12/31/05	13.35	0.19	1.09	1.28	(0.19)	(1.97)	(2.16)

Year Ended 12/31/04	12.82	0.14	1.57	1.71	(0.14)	(1.04)	(1.18)

The accompanying notes are an integral part of these financial statements.

14	RS Large Cap Value VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$ 6.97	1.01%	$29,423	0.98%	1.08%	1.84%	1.74%	30%

6.90	(40.26)%	30,545	0.95%	0.95%	1.75%	1.75%	56%

12.60	0.36%	64,736	0.98%	0.98%	1.30%	1.30%	34%

13.72	18.29%	70,632	0.98%	0.99%	1.23%	1.22%	41%

12.47	9.63%	58,104	1.02%	1.02%	1.21%	1.21%	40%

13.35	13.74%	73,895	0.97%	0.97%	1.12%	1.12%	41%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS Large Cap Value VIP Series	15

Notes to Financial Statements — RS Large Cap Value VIP Series (unaudited)

June 30, 2009 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Large Cap Value VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions

16	RS Large Cap Value VIP Series

market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

RS Large Cap Value VIP Series	17

Notes to Financial Statements — RS Large Cap Value VIP Series (unaudited) (continued)

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft

18	RS Large Cap Value VIP Series

protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Amount Outstanding at 6/30/09	Average Borrowing*	Average Interest Rate*
$—	$29,175	0.75%

*	For the six months ended June 30, 2009.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.78%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Agreement with UBS Global Asset Management (Americas), Inc. (“UBS Global AM”). UBS Global AM is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for UBS Global AM’s services, RS Investments pays fees to UBS Global AM at an annual rate of 0.38% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the
Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.98% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the year ended December 31, 2008, which is the most recently completed tax year, was as follows:

Ordinary Income	Long-Term Capital Gains
$938,687	$1,519,643

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss

RS Large Cap Value VIP Series	19

Notes to Financial Statements — RS Large Cap Value VIP Series (unaudited) (continued)

carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2008, were $63,066, expiring in 2016.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $2,257,194 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2009, was $33,752,754. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2009, aggregated $3,024,749 and $(7,556,342), respectively, resulting in net unrealized depreciation of $(4,531,593).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $8,241,492 and $9,157,934, respectively, for the six months ended June 30, 2009.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Industry or Sector Concentration

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	Review for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, the Trust has evaluated the possibility of subsequent event existing in the Fund’s financial statements through August 21, 2009, the date the financial statements were issued. The Trust has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are entitled to be indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20	RS Large Cap Value VIP Series

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12—13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS Mid Cap Growth VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Large Cap Alpha VIP Series, RS Small Cap Growth Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, account-

RS Large Cap Value VIP Series	21

Supplemental Information (unaudited) (continued)

ing, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the

22	RS Large Cap Value VIP Series

course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment

RS Large Cap Value VIP Series	23

Supplemental Information (unaudited) (continued)

objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service

24	RS Large Cap Value VIP Series

activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Large Cap Value VIP Series	25

09	SEMIANNUAL REPORT

RS Variable Products Trust

RS Partners VIP Series

6/30/09

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Partners VIP Series

MacKenzie B. Davis, CFA

MacKenzie B. Davis is a co-portfolio manager and analyst on the RS Value Team. He has been a co-portfolio manager of the Series since its inception. Mr. Davis is also a co-portfolio manager of RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series), RS Value VIP Series and RS Global Natural Resources VIP Series, other series of the Trust. Prior to joining RS Investments in 2004 as an analyst on the RS Value Team, MacKenzie spent four years as a high-yield analyst at Fidelity Management & Research Company, covering technology, telecommunications, industrial, and energy issuers. Previously, he was a vice president at Fidelity Capital Markets, focusing on origination and financial engineering initiatives. He was also an analyst at Goldman Sachs & Company. MacKenzie holds an A.B. from Brown University in mathematical economics and modern American history. MacKenzie is a CFA Charterholder.

David J. Kelley

David J. Kelley is a co-portfolio manager and analyst on the RS Value Team. He has been a co-portfolio manager of the Series since its inception. David is also a co-portfolio manager of RS Large Cap Alpha VIP Series and RS Value VIP Series, other series of the Trust. He also co-manages separate accounts. Prior to joining RS Investments in 2002 as an analyst on the RS Value Team, David was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. David earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

Joseph Mainelli

Joseph Mainelli is a co-portfolio manager and analyst on the RS Value Team. He has been a co-portfolio manager of the Series since May 2009. Joe is also a co-portfolio manager of RS Large Cap Alpha VIP Series and RS Value VIP Series, which are also series of the Trust. He also co-manages separate accounts. Prior to joining RS Investments in 2007 as an analyst in the RS Value Team, he was an equity research analyst focusing on small- and mid-cap value investments at David J. Greene & Company for three years. Prior to that, he was an equity research analyst at the hedge funds of Sagamore Hill Capital and ING Furman Selz Asset Management. Joe holds a B.A. in anthropology from Princeton University and an M.B.A. from Columbia Business School.

RS Partners VIP Series	3

RS Partners VIP Series (continued)

Andrew P. Pilara, Jr.

Andrew P. Pilara, Jr. is a co-portfolio manager and analyst on the RS Value Team. He has been a co-portfolio manager of the Series since its inception. Andy is also a co-portfolio manager of RS Large Cap Alpha VIP Series, RS Value VIP Series and RS Global Natural Resources VIP Series, other series of the Trust. He also manages separate accounts. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than 30 years, with experience in portfolio management, research, trading, and sales. Andy holds a B.A. in economics from Saint Mary’s College.

Kenneth L. Settles Jr., CFA

Kenneth L. Settles Jr. is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since May 2009. Mr. Settles is also a co-portfolio manager of RS Large Cap Alpha VIP Series, RS Value VIP Series, and RS Global Natural Resources VIP Series, other series of the Trust. Prior to joining the RS Investments in 2006, he was a senior energy analyst at Neuberger Berman, LLC for seven years where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, Ken spent three years at Salomon Smith Barney, Inc., where he was a financial analyst. Ken holds a B.A. in economics from Williams College. Ken is a CFA Charterholder.

Joseph A. Wolf

Joseph A. Wolf is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since its inception. He is also a co-portfolio manager of RS Large Cap Alpha VIP Series and RS Value VIP Series, other series of the Trust. He also co-manages separate accounts. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Joe holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

The Fund is the successor to The Guardian UBS VC Small Cap Value Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. The predecessor fund, a diversified mutual fund with generally similar investment objective, strategies, and policies, was advised by Guardian Investor Services LLC.

4	RS Partners VIP Series

The Fund’s adviser since October 9, 2006 is RS Investments, and the Fund is managed by a different investment team than the predecessor fund.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢	The Fund outperformed its benchmark during both the first quarter market sell-off and the subsequent recovery.

➢	Stock selection in the energy, financials, and consumer staples sectors were notable positive contributors to relative returns.

➢

Conversely, stock selection in the technology and materials sectors hindered relative performance, while a small residual cash position slightly dampened returns during the second quarter market rally.

Market Overview

Through the first six months of 2009, we witnessed substantial volatility in the equity markets. After extending its fourth quarter losses into the first quarter, the equity market posted its biggest short-term rally since 1938, with the S&P 500® Index4 advancing over 40% in just 67 trading days following the March 9 low. As massive, coordinated government stimulus efforts across the globe reduced fears of another Great Depression, investors began to reconsider many of the stocks that sold off so sharply on concerns over a possible worst-case economic scenario. As investors began to hope for a return to a more normalized economic environment, they sought bargains among heavily-discounted shares, even in companies with challenged business models or substantial leverage. In addition, commodity stocks and cyclically sensitive shares were strong performers during the recent market resurgence.

Fund Performance Overview

RS Partners VIP Series returned 15.98% in the six-month period ending June 30, 2009, outperforming its benchmark, the Russell 2000® Value Index3, which returned -5.17%.

In the financial services sector, the Fund benefited from an underweighting in the diversified banking industry, as well as from an overweighting and solid stock selection in the financial data and services area. One of the Fund’s top positive contributors for the period was Euronet Worldwide Inc., a provider of ATM and point-of-sale credit card, electronic bill payment, and money transfer services. We continue to believe that the financial services industry is in the early stages of a structural transformation that will create superior business opportunities for the better capitalized companies. We will continue to seek to take advantage of downward market volatility to invest in companies that we believe possess solid capital positions, stable and reliable funding sources, strong management teams, increasing returns on capital, and superior downside protection.

In the energy sector, relative performance was aided by our investment in Denbury Resources, a company that focuses on oil and gas production along the Gulf Coast. In the energy and materials sectors, our goal is to optimize risk-adjusted returns across entire business and commodities cycles, while limiting downside risk. For this reason, we continue to focus on companies that we believe own advantaged assets that we can purchase at discounted valuations, as measured against our conservative long-term commodity price assumptions.

Other positive contributors during the period included The Cooper Companies, a manufacturer of contact lenses and surgical instruments. The stock performed well over the period as the company continued to generate healthy free cash flow and reduce its debt. Many health care stocks have experienced near-term volatility. However, we believe that the current uncertainty surrounding potential health care reform could create interesting investment opportunities, especially in light of our

RS Partners VIP Series	5

RS Partners VIP Series (continued)

view that many of the market’s finest health care companies will fare much better than their current valuations might suggest.

Among the Fund’s largest detractors for the period were two materials investments. Shares of aluminum processing firm Century Aluminum Co. and diversified chemicals supplier Solutia weakened during the first quarter after both companies reduced their earnings guidance. Century Aluminum, in particular, declined after announcing in January that it would need to raise capital in order to shut down U.S. assets.

Additionally, despite strong relative performance from the overall sector, a number of the Fund’s financial services holdings detracted from returns. These included worker’s compensation insurance provider Employers Holding Inc. and life and health insurance company Torchmark Corporation. Despite the recent underperformance of these stocks, we continue to have a positive bias toward attractively valued insurers, especially in the property and casualty market, where we continue to focus on companies with strong balance sheets.

Outlook

We believe that the markets will continue to ration credit and that we are now in a period of lower leverage, less speculation, and less risk-taking. While the short-term environment may be challenging, we believe that structural changes in the investment markets will produce a much healthier environment in which unlevered, risk-adjusted economic returns will once again determine stock performance. As we look ahead, we remain focused on identifying company-specific structural changes that may lead to improved returns on capital.

Sincerely,

MacKenzie Davis, CFA Co-Portfolio Manager	David Kelley Co-Portfolio Manager

Joseph Mainelli Co-Portfolio Manager	Andrew Pilara Co-Portfolio Manager

Ken Settles, CFA Co-Portfolio Manager	Joe Wolf Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments.

6	RS Partners VIP Series

Total Net Assets: $13,916,316	Data as of June 30, 2009

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Holding	Percentage of Total Net Assets
NBTY, Inc.	5.34%
Euronet Worldwide, Inc.	3.85%
Comverse Technology, Inc.	3.67%
Jack Henry & Associates, Inc.	3.54%
Career Education Corp.	3.33%
Scientific Games Corp.	3.19%
ACI Worldwide, Inc.	3.16%
Broadridge Financial Solutions, Inc.	2.97%
Denbury Resources, Inc.	2.75%
Magellan Health Services, Inc.	2.63%
Total	34.43%

1	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Value Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

RS Partners VIP Series	7

RS Partners VIP Series (continued)

Performance Update Average Annual Returns as of 6/30/09

	Inception Date	Year-to-Date	1-Year	3-Year	5-Year	Since Inception
RS Partners VIP Series	2/3/03	15.98%	-21.95%	-6.97%	-0.80%	5.06%
Russell 2000® Value Index[3]		-5.17%	-25.24%	-12.07%	-2.27%	5.97%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 02/03/03 in RS Partners VIP Series and the Russell 2000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian UBS VC Small Cap Value Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. The predecessor fund, a diversified mutual fund with generally similar investment objective, strategies, and policies, was advised by Guardian Investor Services LLC. The Fund’s adviser since October 9, 2006 is RS Investments, and the Fund is managed by a different investment team than the predecessor fund. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 1.49%. For more information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

8	RS Partners VIP Series

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During Period* 1/1/09-6/30/09	Expense Ratio During Period 1/1/09-6/30/09
Based on Actual Return	$1,000.00	$1,159.80	$7.28	1.36%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,018.05	$6.80	1.36%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

RS Partners VIP Series	9

Schedule of Investments – RS Partners VIP Series

June 30, 2009 (unaudited)	Shares	Value

Common Stocks — 89.4%
Asset Management & Custodian — 3.9%
Affiliated Managers Group, Inc.(1)	4,757	$276,810
SEI Investments Co.	14,453	260,732

		537,542
Auto Parts — 2.1%
BorgWarner, Inc.	8,639	295,022

		295,022
Banks – Diversified — 4.3%
Commerce Bancshares, Inc.	5,699	181,399
First Horizon National Corp.(1)	10,742	128,906
FirstMerit Corp.	8,424	143,040
Western Alliance Bancorp(1)	21,828	149,303

		602,648
Banks – Savings, Thrift & Mortgage Lending — 1.3%
First Niagara Financial Group, Inc.	15,780	180,208

		180,208
Casinos & Gambling — 3.2%
Scientific Games Corp., Class A(1)	28,147	443,878

		443,878
Coal — 1.8%
Peabody Energy Corp.	8,330	251,233

		251,233
Communications Technology — 3.7%
Comverse Technology, Inc.(1)	59,762	510,965

		510,965
Computer Services Software & Systems — 4.4%
ACI Worldwide, Inc.(1)	31,544	440,354
Progress Software Corp.(1)	8,319	176,113

		616,467
Consumer Lending — 1.5%
MoneyGram International, Inc.(1)	115,553	205,684

		205,684
Consumer Services – Miscellaneous — 2.1%
Coinstar, Inc.(1)	10,743	286,838

		286,838
Diversified Financial Services — 0.9%
Duff & Phelps Corp., Class A	7,314	130,043

		130,043
Education Services — 3.4%
Career Education Corp.(1)	18,592	462,755
Rosetta Stone, Inc.(1)	290	7,957

		470,712
Entertainment — 2.8%
Lions Gate Entertainment Corp.(1)	53,557	299,919
Live Nation, Inc.(1)	19,656	95,528

		395,447
Financial Data & Systems — 10.4%
Broadridge Financial Solutions, Inc.	24,914	413,074
Euronet Worldwide, Inc.(1)	27,644	536,017
Jack Henry & Associates, Inc.	23,771	493,249

		1,442,340

June 30, 2009 (unaudited)	Shares	Value

Foods — 5.3%
NBTY, Inc.(1)	26,433	$743,296

		743,296
Health Care Management Services — 2.6%
Magellan Health Services, Inc.(1)	11,170	366,599

		366,599
Insurance – Life — 1.3%
Torchmark Corp.	4,716	174,681

		174,681
Insurance – Multi-Line — 1.9%
Assurant, Inc.	10,771	259,473

		259,473
Insurance – Property-Casualty — 8.0%
Alleghany Corp.(1)	483	130,893
Arch Capital Group Ltd.(1)	4,573	267,886
First American Corp.	11,711	303,432
Hanover Insurance Group, Inc.	5,100	194,361
XL Capital Ltd., Class A	18,786	215,288

		1,111,860
Medical & Dental Instruments & Supplies — 0.8%
The Cooper Cos., Inc.	4,201	103,891

		103,891
Medical Equipment — 1.9%
Varian, Inc.(1)	6,727	265,246

		265,246
Metal Fabricating — 1.6%
The Timken Co.	12,907	220,452

		220,452
Metals & Minerals – Diversified — 2.1%
Compass Minerals International, Inc.	5,207	285,916

		285,916
Oil: Crude Producers — 5.0%
Concho Resources, Inc.(1)	11,142	319,664
Denbury Resources, Inc.(1)	25,958	382,361

		702,025
Oil Well Equipment & Services — 1.9%
Key Energy Services, Inc.(1)	46,764	269,361

		269,361
Pharmaceuticals — 1.1%
Pharmaceutical Product Development, Inc.	6,618	153,670

		153,670
Real Estate — 0.1%
MI Developments, Inc., Class A	1,641	12,455

		12,455
Real Estate Investment Trusts — 1.9%
Chimera Investment Corp.	42,975	149,983
Redwood Trust, Inc.	8,147	120,249

		270,232

The accompanying notes are an integral part of these financial statements.

10	RS Partners VIP Series

June 30, 2009 (unaudited)	Shares	Value

Semiconductors & Components — 1.4%
Atmel Corp.(1)	52,609	$196,232

		196,232
Steel — 2.2%
Allegheny Technologies, Inc.	8,827	308,327

		308,327
Textiles Apparel & Shoes — 2.8%
Carter’s, Inc.(1)	2,834	69,745
Iconix Brand Group, Inc.(1)	21,140	325,133

		394,878
Utilities – Miscellaneous — 1.7%
Calpine Corp.(1)	20,670	230,471

		230,471

Total Common Stocks (Cost $12,153,911)		12,438,092

	Principal Amount	Value
Repurchase Agreements — 11.2%
State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 6/30/2009, maturity value of $1,557,000 due 7/1/2009(2)	$1,557,000	1,557,000

Total Repurchase Agreements (Cost $1,557,000)		1,557,000

Total Investments — 100.6% (Cost $13,710,911)		13,995,092

Other Liabilities, Net — (0.6)%		(78,776)

Total Net Assets — 100.0%		$13,916,316

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value ($)
U.S. Treasury Bill	0.00%	12/24/2009	1,592,289

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$12,438,092	$—	$—	$12,438,092
Repurchase Agreements	—	1,557,000	—	1,557,000

Total	$12,438,092	$1,557,000	$—	$13,995,092

The accompanying notes are an integral part of these financial statements.

RS Partners VIP Series	11

Financial Information — RS Partners VIP Series

Statement of Assets and Liabilities As of June 30, 2009 (unaudited)

Assets
Investments, at value	$12,438,092
Repurchase agreements	1,557,000
Cash and cash equivalents	271
Receivable for investments sold	109,711
Dividends receivable	9,348
Receivable for fund shares subscribed	3,342
Due from distributor	1,647

Total Assets	14,119,411

Liabilities
Payable for investments purchased	93,780
Payable for fund shares redeemed	54,091
Payable to adviser	11,352
Accrued trustees’ fees	419
Accrued expenses/other liabilities	43,453

Total Liabilities	203,095

Total Net Assets	$13,916,316

Net Assets Consist of:
Paid-in capital	$20,635,829
Accumulated net investment loss	(31,848)
Accumulated net realized loss from investments and foreign currency transactions	(6,971,846)
Net unrealized appreciation on investments	284,181

Total Net Assets	$13,916,316

Investments, at Cost	$13,710,911

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	1,711,867

Net Asset Value Per Share	$8.13

Statement of Operations For the Six-Month Period Ended June 30, 2009 (unaudited)

Investment Income
Dividends	$56,139
Interest	352
Withholding taxes on foreign dividends	(398)

Total Investment Income	56,093

Expenses
Investment advisory fees	63,905
Custodian fees	20,269
Shareholder reports	13,364
Professional fees	12,449
Administrative service fees	1,688
Trustees’ fees and expenses	613
Other expenses	575

Total Expenses	112,863
Less: Expense/Fee waiver by distributor	(25,922)
Less: Custody credits	(48)

Total Expenses, Net	86,893

Net Investment Loss	(30,800)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized loss from investments	(5,845,784)
Net realized loss from foreign currency transactions	(27)
Net change in unrealized appreciation/depreciation on investments	7,495,981
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	32

Net Gain on Investments and Foreign Currency Transactions	1,650,202

Net Increase in Net Assets Resulting from Operations	$1,619,402

The accompanying notes are an integral part of these financial statements.

12	RS Partners VIP Series

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/09	For the Year Ended 12/31/08
Operations
Net investment loss	$(30,800)	$(66,747)
Net realized loss from investments and foreign currency transactions	(5,845,811)	(1,032,803)
Net change in unrealized appreciation/depreciation on investments and translation of assets and foreign liabilities in foreign currencies	7,496,013	(6,947,986)

Net Increase/(Decrease) in Net Assets Resulting from Operations	1,619,402	(8,047,536)

Distributions to Shareholders
Net realized gain on investments	—	(425,467)

Total Distributions	—	(425,467)

Capital Share Transactions
Proceeds from sales of shares	985,332	7,522,681
Reinvestment of distributions	—	425,467
Cost of shares redeemed	(3,786,610)	(5,193,029)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(2,801,278)	2,755,119

Net Decrease in Net Assets	(1,181,876)	(5,717,884)

Net Assets

Beginning of period	15,098,192	20,816,076

End of period	$13,916,316	$15,098,192

Accumulated Net Investment Loss Included in Net Assets	$(31,848)	$(1,048)

Other Information:

Shares
Sold	130,555	744,740
Reinvested	—	64,465
Redeemed	(573,411)	(555,204)

Net Increase/(Decrease)	(442,856)	254,001

The accompanying notes are an integral part of these financial statements.

RS Partners VIP Series	13

Financial Information — RS Partners VIP Series (continued)

The financial highlights table is intended to help you understand the Fund's financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 6/30/09[1]	$7.01	$(0.02)	$1.14	$1.12	$—	$—	$—

Year Ended 12/31/08	10.95	(0.03)	(3.71)	(3.74)	—	(0.20)	(0.20)

Year Ended 12/31/07	11.71	(0.02)	(0.22)	(0.24)	—	(0.52)	(0.52)

Year Ended 12/31/06	13.01	0.04	1.15	1.19	(0.03)	(2.46)	(2.49)

Year Ended 12/31/05	13.97	0.02	0.57	0.59	(0.02)	(1.53)	(1.55)

Year Ended 12/31/04	12.94	0.04	2.32	2.36	(0.04)	(1.29)	(1.33)

The accompanying notes are an integral part of these financial statements.

14	RS Partners VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$ 8.13	15.98%	$13,916	1.36%	1.77%	(0.48)%	(0.89)%	35%

7.01	(34.00)%	15,098	1.36%	1.49%	(0.35)%	(0.48)%	95%

10.95	(2.03)%	20,816	1.36%	1.50%	(0.13)%	(0.27)%	73%

11.71	9.35%	22,338	1.36%	1.43%	0.28%	0.21%	172%

13.01	4.22%	24,403	1.41%	1.41%	0.10%	0.10%	97%

13.97	18.52%	25,310	1.36%	1.36%	0.33%	0.33%	71%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS Partners VIP Series	15

Notes to Financial Statements — RS Partners VIP Series (unaudited)

June 30, 2009 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Partners VIP Series (the “Fund”) is a series of the Trust. The Fund is a non-diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC. (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions

16	RS Partners VIP Series

market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund's investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund's results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

RS Partners VIP Series	17

Notes to Financial Statements — RS Partners VIP Series (unaudited) (continued)

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a

18	RS Partners VIP Series

$75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Amount Outstanding at 6/30/09	Average Borrowing*	Average Interest Rate*
$—	$232,488	0.75%

*	For the six months ended June 30, 2009.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 1.36% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the year ended December 31, 2008, which is the most recently completed tax year, was as follows:

Ordinary Income	Long-Term Capital Gains
$163,913	$261,554

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2008, were $218,812, expiring in 2016.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $725,852 in net capital and currency losses.

RS Partners VIP Series	19

Notes to Financial Statements — RS Partners VIP Series (unaudited) (continued)

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2009, was $14,133,061. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2009, aggregated $1,294,797 and $(1,432,766), respectively, resulting in net unrealized depreciation of $(137,969).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $4,193,294 and $6,782,959, respectively, for the six months ended June 30, 2009.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Industry or Sector Concentration

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	Review for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, the Trust has evaluated the possibility of subsequent event existing in the Fund’s financial statements through August 21, 2009, the date the financial statements were issued. The Trust has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are entitled to be indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20	RS Partners VIP Series

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12–13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS Mid Cap Growth VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Large Cap Alpha VIP Series, RS Small Cap Growth Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and

RS Partners VIP Series	21

*

Supplemental Information (unaudited) (continued)

control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the

22	RS Partners VIP Series

number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the investment team, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’

RS Partners VIP Series	23

Supplemental Information (unaudited) (continued)

trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The

Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of investment team personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across investment teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for

24	RS Partners VIP Series

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer‘s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer‘s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Partners VIP Series	25

09	SEMIANNUAL REPORT

RS Variable Products Trust

RS Asset Allocation VIP Series

6/30/09

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Asset Allocation VIP Series

Jonathan C. Jankus, CFA

Jonathan C. Jankus, CFA has been a co-portfolio manager of the Series since 1999.* He is also a portfolio manager of RS S&P 500 Index VIP Series, another Series of the Trust. Jonathan joined Guardian Life in 1995, and has been a managing director of Guardian Life since 1998. He received a B.A. in mathematics from Queens College, an M.S. in investment management from Pace University, an M.S. in computer science from Polytechnic Institute of New York, and an M.A. in mathematics from Columbia University. Jonathan is a CFA charterholder.

Stewart M. Johnson

Stewart M. Johnson has been a co-portfolio manager of the Series since 2004.* He is also a portfolio manager of RS S&P 500 Index VIP Series, another Series of the Trust. Stewart has been a senior director at Guardian Life since 2002. He was second vice president of investment information systems at Guardian Life from 2000 to 2002. Stewart received a B.A. in mathematics from City College of New York.

*	Includes service as a co-portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Performance

RS Asset Allocation VIP Series returned 3.08% for the six-month period ended June 30, 2009. The Fund outperformed its blended index consisting of the S&P 500® Index2 (60%) and the Barclays Capital U.S. Aggregate Bond Index3 (40%), which returned 3.06%. The S&P 500 Index returned 3.16% and the Barclays Capital U.S. Aggregate Bond Index returned 1.90%.

Portfolio Review

The Fund does not make active decisions on the security or sector level, but rather on the stock/bond/cash mix of its portfolio. The Fund was allocated 100% to stocks, including a small portion in S&P 500 Index futures contracts, (versus our neutral position of 60% stocks and 40% bonds) during the period. This allocation was based on our quantitative models, which are designed to measure the relative attractiveness of equities and fixed income investments.

Outlook

Given current market volatility, it is almost impossible at times like these to foresee who the eventual winners and losers will be. We will continue to manage the Fund according to our quantitative relative value approach.

Sincerely,

Jonathan C. Jankus Co-Portfolio Manager	Stewart M. Johnson Co-Portfolio Manager

RS Asset Allocation VIP Series	3

RS Asset Allocation VIP Series (continued)

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4	RS Asset Allocation VIP Series

Total Net Assets: $27,156,347	Data as of June 30, 2009

Portfolio Composition by Asset Class[1]

1	Cash includes short-term investments and net other assets and liabilities.

Performance Update Average Annual Returns as of 6/30/09

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	Since Inception
RS Asset Allocation VIP Series	9/15/99	3.08%	-26.42%	-9.11%	-2.95%	-0.79%
Custom Index: 60% S&P 500® Index[2], 40%
Barclays Capital U.S. Aggregate Bond Index[3]		3.06%	-13.90%	-2.20%	0.90%	1.58%
S&P 500® Index[2]		3.16%	-26.21%	-8.22%	-2.24%	-1.89%
Barclays Capital U.S. Aggregate Bond Index[3]		1.90%	6.05%	6.43%	5.01%	6.08%

2

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

3	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC Asset Allocation Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.92%. For more information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Asset Allocation VIP Series	5

RS Asset Allocation VIP Series (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 9/15/99 in RS Asset Allocation VIP Series, the Barclays Capital U.S. Aggregate Bond Index, the S&P 500® Index, and a Custom Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC Asset Allocation Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.92%. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6	RS Asset Allocation VIP Series

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During Period* 1/1/09-6/30/09	Expense Ratio During Period 1/1/09-6/30/09
Based on Actual Return	$1,000.00	$1,030.80	$1.81	0.36%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,023.01	$1.80	0.36%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

RS Asset Allocation VIP Series	7

Schedule of Investments — RS Asset Allocation VIP Series

June 30, 2009 (unaudited)	Shares	Value

Mutual Funds — 96.1%
RS S&P 500 Index VIP Series(1)(2)	3,877,885	$26,098,169

Total Mutual Funds (Cost $35,205,408)		26,098,169

	Principal Amount	Value
U.S. Government Securities — 0.3%
U.S. Treasury Bills — 0.3%
United States Treasury Bill 1.00% due 9/15/2009(3)	$100,000	99,912

		99,912

Total U.S. Government Securities (Cost $99,912)		99,912

	Principal Amount	Value
Repurchase Agreements — 3.1%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 6/30/2009, maturity value of $834,000, due 7/1/2009(4)	834,000	834,000

Total Repurchase Agreements (Cost $834,000)		834,000

Total Investments — 99.5% (Cost $36,139,320)		27,032,081

Other Assets, Net — 0.5%		124,266

Total Net Assets — 100.0%		$27,156,347

(1)	The schedule of investments of RS S&P 500 Index VIP Series is included herein.
(2)	Affiliated issuer. See 2c in Notes to Financial Statements.
(3)	Security is segregated as collateral to cover margin requirements on open futures contracts.

Description	Number of Contracts	Expiration	Face Value (000s)	Unrealized Depreciation
Purchased Futures Contracts
S&P 500 Index	22	9/18/2009	$1,007	$(22,838)

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value($)
FHLB	5.648%	11/27/2037	852,125

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities
Mutual Funds	$26,098,169	$—	$—	$26,098,169
U.S. Government Securities	—	99,912	—	99,912
Repurchase Agreements	—	834,000	—	834,000

Other Financial Instruments
Financial Futures Contracts	(22,838)	—	—	(22,838)

Total	$26,075,331	$933,912	$—	$27,009,243

The accompanying notes are an integral part of these financial statements.

8	RS Asset Allocation VIP Series

Financial Information — RS Asset Allocation VIP Series

Statement of Assets and Liabilities As of June 30, 2009 (unaudited)

Assets
Investments in unaffiliated issuers, at value	$933,912
Investments in affiliated issuers, at value	26,098,169
Cash and cash equivalents	651
Cash with broker	165,000
Receivable for fund shares subscribed	1,919

Total Assets	27,199,651

Liabilities
Payable for variation margin	6,270
Accrued trustees’ fees	883
Payable for fund shares redeemed	531
Payable to adviser	476
Accrued expenses/other liabilities	35,144

Total Liabilities	43,304

Total Net Assets	$27,156,347

Net Assets Consist of:
Paid-in capital	$41,423,223
Accumulated net investment income	75,534
Accumulated net realized loss from investments and futures contracts	(5,212,333)
Net unrealized depreciation on investments and futures contracts	(9,130,077)

Total Net Assets	$27,156,347

Investments in Unaffiliated Issuers, at Cost	$933,912

Investments in Affiliated Issuers, at Cost	$35,205,408

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	4,053,602

Net Asset Value Per Share	$6.70

Statement of Operations For the Six-Month Period Ended June 30, 2009 (unaudited)

Investment Income
Interest	$635

Total Investment Income	635

Expenses
Investment advisory fees	63,969
Custodian fees	14,252
Shareholder reports	13,294
Professional fees	9,732
Administrative service fees	3,263
Trustees’ fees and expenses	1,289
Other expenses	1,048

Total Expenses	106,847
Less: Fee waiver by adviser	(60,845)
Less: Custody credits	(20)

Total Expenses, Net	45,982

Net Investment Loss	(45,347)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized loss from investments in affiliated issuers	(1,196,427)
Net realized gain from futures contracts	269,258
Net change in unrealized appreciation/depreciation on investments in affiliated issuers	1,697,160
Net change in unrealized appreciation/depreciation on futures contracts	(48,418)

Net Gain on Investments and Futures Contracts	721,573

Net Increase in Net Assets Resulting from Operations	$676,226

The accompanying notes are an integral part of these financial statements.

RS Asset Allocation VIP Series	9

Financial Information — RS Asset Allocation VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/09	For the Year Ended 12/31/08
Operations
Net investment income/(loss)	$(45,347)	$870,106
Net realized loss from investments and futures contracts	(927,169)	(2,320,259)
Net change in unrealized appreciation/depreciation on investments and futures contracts	1,648,742	(16,186,677)

Net Increase/(Decrease) in Net Assets Resulting from Operations	676,226	(17,636,830)

Distributions to Shareholders
Net investment income	—	(748,177)

Total Distributions	—	(748,177)

Capital Share Transactions
Proceeds from sales of shares	393,146	1,552,380
Reinvestment of distributions	—	748,177
Cost of shares redeemed	(1,976,312)	(5,783,722)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(1,583,166)	(3,483,165)

Net Decrease in Net Assets	(906,940)	(21,868,172)

Net Assets

Beginning of period	28,063,287	49,931,459

End of period	$27,156,347	$28,063,287

Accumulated Undistributed Net Investment Income Included in Net Assets	$75,534	$120,881

Other Information:

Shares
Sold	67,203	176,059
Reinvested	—	117,269
Redeemed	(328,111)	(666,555)

Net Decrease	(260,908)	(373,227)

The accompanying notes are an integral part of these financial statements.

10	RS Asset Allocation VIP Series

This Page Intentionally Left Blank

RS Asset Allocation VIP Series	11

Financial Information — RS Asset Allocation VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 6/30/09¹	$6.50	$(0.01)	$0.21	$0.20	$—	$—	$—

Year Ended 12/31/08	10.65	0.21	(4.18)	(3.97)	(0.18)	—	(0.18)

Year Ended 12/31/07	10.36	0.24	0.30	0.54	(0.25)	—	(0.25)

Year Ended 12/31/06	9.49	0.23	1.01	1.24	(0.37)	—	(0.37)

Year Ended 12/31/05	9.16	0.19	0.21	0.40	(0.07)	—	(0.07)

Year Ended 12/31/04	8.40	0.13	0.74	0.87	(0.11)	—	(0.11)

The accompanying notes are an integral part of these financial statements.

12	RS Asset Allocation VIP Series

Net Asset Value, End of Period	Total Return²	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$ 6.70	3.08%	$27,156	0.36%	0.84%	(0.35)%	(0.83)%	0%

6.50	(37.27)%	28,063	0.25%	0.68%	2.18%	1.75%	0%

10.65	5.23%	49,931	0.34%	0.72%	2.23%	1.85%	0%

10.36	13.37%	49,958	0.31%	0.68%[4]	2.32%	1.95%	0%

9.49	4.36%	46,289	0.38%	0.51%[4]	1.75%	1.62%	2%

9.16	10.31%	55,927	0.31%	0.53%[4]	1.52%	1.30%	0%

Distributions reflect actual per–share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total return for all periods shown.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[4]	Amounts include expenses of the underlying fund, except for investment advisory and distribution fees.

The accompanying notes are an integral part of these financial statements.

RS Asset Allocation VIP Series	13

Notes to Financial Statements — RS Asset Allocation VIP Series (unaudited)

June 30, 2009 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Asset Allocation VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short- term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions

14	RS Asset Allocation VIP Series

market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be

RS Asset Allocation VIP Series	15

Notes to Financial Statements — RS Asset Allocation VIP Series (unaudited) (continued)

corroborated by market data and are therefore classified within level 2.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Futures Contracts

The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e.  Derivative Instruments and Hedging Activities

The Fund adopted FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), effective January 1, 2009. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities.

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure at June 30, 2009.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Financial Futures Contracts	Net unrealized depreciation on investments and futures contracts*	$(22,838)

*	The cumulative depreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the six months ended June 30, 2009.

Derivative Instrument Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized gain from futures contracts	$269,258
	Net change in unrealized appreciation/depreciation on futures contracts	$(48,418)

The Fund may, but will not necessarily, enter into derivative transactions, such as financial futures contracts, as a substitute for the purchase or sale of securities or when there is significant cash received from fund shares sold.

f.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the

16	RS Asset Allocation VIP Series

Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

g.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

h.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

i.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/ (losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

k.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2009, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has agreed to waive the advisory fee with respect to the portion of the Fund’s assets that are invested in other funds managed by RS Investments.

RS Investments has entered into a Sub-Advisory, Sub-Administration and Accounting Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.475% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.68% of the average daily net assets of the Fund.

RS Asset Allocation VIP Series	17

Notes to Financial Statements — RS Asset Allocation VIP Series (unaudited) (continued)

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested

persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

c.  Affiliated Issuers

If the Fund owns 5% or more of the outstanding voting shares of an issuer, the Fund’s investment represents an investment in an affiliated person as defined by the 1940 Act. A summary of the Fund’s transactions in the securities of affiliated issuers for the six months ended June 30, 2009 is listed below:

Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Income	Value
RS S&P 500 Index VIP Series	4,156,048	—	278,163	3,877,885	$—	$26,098,169

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the year ended December 31, 2008, which is the most recently completed tax year, was as follows:

Ordinary Income
$748,177

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2008 was as follows:

Undistributed Ordinary Income
$123,093

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2008, were as follows:

Expiring	Amount
2010	$2,277,779
2016	1,840,325

Total	$4,118,104

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $141,486 in net capital and currency losses.

18	RS Asset Allocation VIP Series

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2009, was $36,139,320. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2009 was $0 and $(9,107,239), respectively, resulting in net unrealized depreciation of $(9,107,239).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $0 and $1,500,000, respectively, for the six months ended June 30, 2009.

b.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5. Review	for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, the Trust has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 21, 2009, the date the financial statements were issued. The Trust has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are entitled to be indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS Asset Allocation VIP Series	19

Financial Information for RS S&P 500 Index VIP Series

RS Asset Allocation VIP Series invests in RS S&P 500 Index VIP Series; therefore, the financial statements for RS S&P 500 Index VIP Series are included on the following pages.

20	RS Asset Allocation VIP Series

Schedule of Investments – RS S&P 500 Index VIP Series

June 30, 2009 (unaudited)	Shares	Value

Common Stocks — 96.6%
Advertising Agencies — 0.1%
Omnicom Group, Inc.	6,007	$189,701
The Interpublic Group of Companies, Inc.(1)	9,215	46,536

		236,237
Aerospace — 2.2%
General Dynamics Corp.	7,534	417,308
Goodrich Corp.	2,379	118,879
L-3 Communications Holdings, Inc.	2,308	160,129
Lockheed Martin Corp.	6,434	518,902
Northrop Grumman Corp.	6,319	288,652
Raytheon Co.	7,738	343,800
Rockwell Collins, Inc.	3,060	127,694
Textron, Inc.	4,661	45,025
The Boeing Co.	14,068	597,890
United Technologies Corp.	17,894	929,772

		3,548,051
Air Transport — 0.3%
FedEx Corp.	6,014	334,498
Southwest Airlines Co.	14,290	96,172

		430,670
Aluminum — 0.1%
Alcoa, Inc.	18,428	190,361

		190,361
Asset Management & Custodian — 0.8%
Federated Investors, Inc., Class B	1,739	41,893
Franklin Resources, Inc.	2,923	210,485
Invesco Ltd.	7,442	132,616
Janus Capital Group, Inc.	3,054	34,816
Legg Mason, Inc.	2,744	66,899
Northern Trust Corp.	4,310	231,361
State Street Corp.	9,157	432,210
T. Rowe Price Group, Inc.	4,993	208,058

		1,358,338
Auto Parts — 0.2%
Johnson Controls, Inc.	11,485	249,454

		249,454
Auto Services — 0.0%
The Goodyear Tire & Rubber Co.(1)	4,661	52,483

		52,483
Automobiles — 0.2%
Ford Motor Co.(1)	60,457	366,974

		366,974
Banks – Diversified — 3.7%
Bank of America Corp.	147,303	1,944,400
BB&T Corp.	11,993	263,606
Comerica, Inc.	2,909	61,525
Fifth Third Bancorp	11,156	79,208
First Horizon National Corp.(1)	4,137	49,647
Huntington Bancshares, Inc.	7,070	29,553
KeyCorp	9,569	50,142
M&T Bank Corp.	1,500	76,395
Marshall & Ilsley Corp.	5,170	24,816

June 30, 2009 (unaudited)	Shares	Value

Banks – Diversified (continued)
PNC Financial Services Group, Inc.	8,270	$320,959
Regions Financial Corp.	19,962	80,646
SunTrust Banks, Inc.	6,929	113,982
U.S. Bancorp	36,379	651,912
Wells Fargo & Co.	88,312	2,142,449
Zions Bancorporation	2,272	26,264

		5,915,504
Banks – Savings, Thrift & Mortgage Lending — 0.1%
Hudson City Bancorp, Inc.	10,078	133,937
People’s United Financial, Inc.	6,711	100,933

		234,870
Beverage – Brewers & Distillers — 0.2%
Brown-Forman Corp., Class B	1,899	81,619
Constellation Brands, Inc., Class A(1)	3,800	48,184
Molson Coors Brewing Co., Class B	2,879	121,868

		251,671
Beverage – Soft Drinks — 2.4%
Coca-Cola Enterprises, Inc.	6,129	102,048
Dr. Pepper Snapple Group, Inc.(1)	4,905	103,937
Pepsi Bottling Group, Inc.	2,613	88,424
PepsiCo, Inc.	30,015	1,649,624
The Coca-Cola Co.	38,445	1,844,976

		3,789,009
Biotechnology — 1.8%
Amgen, Inc.(1)	19,265	1,019,889
Baxter International, Inc.	11,987	634,832
Biogen Idec, Inc.(1)	5,637	254,511
Celgene Corp.(1)	8,855	423,623
Cephalon, Inc.(1)	1,325	75,061
Genzyme Corp.(1)	5,230	291,154
Life Technologies Corp.(1)	3,336	139,178
Millipore Corp.(1)	1,066	74,844

		2,913,092
Building Materials — 0.1%
Masco Corp.	6,953	66,610
Vulcan Materials Co.	2,118	91,286

		157,896
Cable Television Services — 0.8%
Comcast Corp., Class A	55,647	806,325
Scripps Networks Interactive, Inc., Class A	1,738	48,368
The DIRECTV Group, Inc.(1)	10,555	260,814
Time Warner Cable, Inc.	6,834	216,433

		1,331,940
Casinos & Gambling — 0.1%
International Game Technology	5,697	90,582

		90,582
Chemicals – Diversified — 1.1%
Air Products & Chemicals, Inc.	4,069	262,817
E.I. du Pont de Nemours & Co.	17,438	446,761
Eastman Chemical Co.	1,403	53,174
Ecolab, Inc.	3,239	126,289
International Flavors & Fragrances, Inc.	1,517	49,636

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	21

Schedule of Investments – RS S&P 500 Index VIP Series (continued)

June 30, 2009 (unaudited)	Shares	Value

Chemicals – Diversified (continued)
Praxair, Inc.	5,960	$423,577
Sigma-Aldrich Corp.	2,422	120,034
The Dow Chemical Co.	20,171	325,560

		1,807,848
Coal — 0.2%
CONSOL Energy, Inc.	3,502	118,928
Massey Energy Co.	1,645	32,143
Peabody Energy Corp.	5,153	155,415

		306,486
Commercial Finance & Mortgage Companies — 0.0%
CIT Group, Inc.	7,515	16,157

		16,157
Commercial Services — 0.5%
Automatic Data Processing, Inc.	9,819	347,985
Cintas Corp.	2,544	58,105
Convergys Corp.(1)	2,390	22,179
Iron Mountain, Inc.(1)	3,500	100,625
Monster Worldwide, Inc.(1)	2,382	28,132
Paychex, Inc.	6,201	156,265
Robert Half International, Inc.	3,019	71,309

		784,600
Commercial Services – Rental & Leasing — 0.0%
Ryder System, Inc.	1,074	29,986

		29,986
Commercial Vehicles & Parts — 0.1%
PACCAR, Inc.	7,010	227,895

		227,895
Communications Technology — 2.5%
Ciena Corp.(1)	1,754	18,154
Cisco Systems, Inc.(1)	111,871	2,085,276
Harris Corp.	2,600	73,736
JDS Uniphase Corp.(1)	4,246	24,287
Juniper Networks, Inc.(1)	10,205	240,838
QLogic Corp.(1)	2,346	29,747
QUALCOMM, Inc.	31,992	1,446,038
Tellabs, Inc.(1)	7,682	44,018

		3,962,094
Computer Services Software & Systems — 5.9%
Adobe Systems, Inc.(1)	10,260	290,358
Affiliated Computer Services, Inc., Class A(1)	1,900	84,398
Akamai Technologies, Inc.(1)	3,300	63,294
Autodesk, Inc.(1)	4,416	83,816
BMC Software, Inc.(1)	3,625	122,489
CA, Inc.	7,607	132,590
Citrix Systems, Inc.(1)	3,516	112,125
Cognizant Technology Solutions Corp., Class A(1)	5,626	150,214
Computer Sciences Corp.(1)	2,966	131,394
Compuware Corp.(1)	4,767	32,701
Google, Inc., Class A(1)	4,600	1,939,314
Intuit, Inc.(1)	6,230	175,437
McAfee, Inc.(1)	3,000	126,570

June 30, 2009 (unaudited)	Shares	Value

Computer Services Software & Systems (continued)
Microsoft Corp.	146,895	$3,491,694
Novell, Inc.(1)	6,674	30,233
Oracle Corp.	74,366	1,592,920
Salesforce.com, Inc.(1)	2,000	76,340
Symantec Corp.(1)	16,157	251,403
Teradata Corp.(1)	3,432	80,412
VeriSign, Inc.(1)	3,800	70,224
Yahoo! Inc.(1)	27,030	423,290

		9,461,216
Computer Technology — 5.2%
Apple, Inc.(1)	17,118	2,438,117
Dell, Inc.(1)	33,439	459,117
EMC Corp.(1)	39,433	516,572
Hewlett-Packard Co.	46,458	1,795,602
International Business Machines Corp.	25,961	2,710,848
NetApp, Inc.(1)	6,382	125,853
NVIDIA Corp.(1)	10,381	117,201
SanDisk Corp.(1)	4,400	64,636
Sun Microsystems, Inc.(1)	14,276	131,625

		8,359,571
Consumer Electronics — 0.0%
Harman International Industries, Inc.	1,130	21,244

		21,244
Consumer Lending — 0.1%
SLM Corp.(1)	9,029	92,728

		92,728
Consumer Services – Misc. — 0.4%
eBay, Inc.(1)	20,729	355,088
H & R Block, Inc.	6,553	112,908
Western Union Co.	13,830	226,812

		694,808
Containers & Packaging — 0.2%
Ball Corp.	1,828	82,553
Bemis Co., Inc.	1,918	48,334
Owens-Illinois, Inc.(1)	3,227	90,388
Pactiv Corp.(1)	2,570	55,769
Sealed Air Corp.	3,054	56,346

		333,390
Copper — 0.3%
Freeport-McMoran Copper & Gold, Inc., Class B	7,980	399,878

		399,878
Cosmetics — 0.2%
Avon Products, Inc.	8,237	212,350
Estee Lauder Companies, Inc., Class A	2,239	73,148

		285,498
Diversified Financial Services — 3.8%
Ameriprise Financial, Inc.	4,186	101,594
Bank of New York Mellon Corp.	22,177	650,008
Capital One Financial Corp.	8,533	186,702
Citigroup, Inc.	106,168	315,319
JPMorgan Chase & Co.	72,433	2,470,690

The accompanying notes are an integral part of these financial statements.

22	RS S&P 500 Index VIP Series

June 30, 2009 (unaudited)	Shares	Value

Diversified Financial Services (continued)
Leucadia National Corp.(1)	3,510	$74,026
Marsh & McLennan Cos., Inc.	9,932	199,931
MBIA, Inc.(1)	3,301	14,293
Morgan Stanley	23,445	668,417
The Goldman Sachs Group, Inc.	9,670	1,425,745

		6,106,725
Diversified Manufacturing Operations — 3.0%
3M Co.	13,390	804,739
Danaher Corp.	4,943	305,181
Dover Corp.	3,632	120,183
Eaton Corp.	3,188	142,217
General Electric Co.	203,637	2,386,625
Honeywell International, Inc.	14,250	447,450
Illinois Tool Works, Inc.	6,970	260,260
Ingersoll-Rand PLC	6,204	129,663
ITT Corp.	3,542	157,619

		4,753,937
Diversified Media — 0.6%
News Corp., Class A	44,446	404,903
Time Warner, Inc.	23,107	582,065

		986,968
Diversified Retail — 4.6%
Abercrombie & Fitch Co., Class A	1,700	43,163
Amazon.com, Inc.(1)	6,215	519,947
AutoNation, Inc.(1)	2,100	36,435
AutoZone, Inc.(1)	774	116,959
Bed, Bath & Beyond, Inc.(1)	5,064	155,718
Best Buy Co., Inc.	6,528	218,623
Big Lots, Inc.(1)	1,634	34,363
Costco Wholesale Corp.	8,344	381,321
Family Dollar Stores, Inc.	2,692	76,184
Fastenal Co.	2,500	82,925
GameStop Corp., Class A(1)	3,200	70,432
Genuine Parts Co.	3,113	104,472
J.C. Penney Co., Inc.	4,295	123,309
Kohl’s Corp.(1)	5,888	251,712
Limited Brands, Inc.	5,230	62,603
Lowe’s Cos., Inc.	28,326	549,808
Macy’s, Inc.	8,126	95,562
Nordstrom, Inc.	3,081	61,281
O’Reilly Automotive, Inc.(1)	2,600	99,008
Office Depot, Inc.(1)	5,311	24,218
RadioShack Corp.	2,465	34,411
Sears Holdings Corp.(1)	1,071	71,243
Staples, Inc.	13,787	278,084
Target Corp.	14,548	574,210
The Gap, Inc.	9,013	147,813
The Home Depot, Inc.	32,761	774,142
The TJX Cos., Inc.	8,045	253,096
Wal-Mart Stores, Inc.	43,211	2,093,141

		7,334,183
Drug & Grocery Store Chains — 1.3%
CVS Caremark Corp.	28,229	899,658
Safeway, Inc.	8,285	168,765
SUPERVALU, Inc.	4,107	53,186
The Kroger Co.	12,619	278,249

June 30, 2009 (unaudited)	Shares	Value

Drug & Grocery Store Chains (continued)
Walgreen Co.	19,126	$562,304
Whole Foods Market, Inc.	2,713	51,493

		2,013,655
Education Services — 0.1%
Apollo Group, Inc., Class A(1)	2,058	146,365
DeVry, Inc.	1,200	60,048

		206,413
Electronic Components — 0.5%
Amphenol Corp., Class A	3,400	107,576
Corning, Inc.	30,036	482,378
Molex, Inc.	2,724	42,358
Tyco Electronics Ltd.	8,845	164,429

		796,741
Electronic Entertainment — 0.1%
Electronic Arts, Inc.(1)	6,202	134,707

		134,707
Electronics — 0.0%
FLIR Systems, Inc.(1)	2,911	65,672

		65,672
Engineering & Contracting Services — 0.2%
Fluor Corp.	3,512	180,131
Jacobs Engineering Group, Inc.(1)	2,400	101,016

		281,147
Entertainment — 0.7%
The Walt Disney Co.	35,772	834,561
Viacom, Inc., Class B(1)	11,376	258,235

		1,092,796
Fertilizers — 0.5%
CF Industries Holdings, Inc.	934	69,247
Monsanto Co.	10,589	787,186

		856,433
Financial Data & Systems — 0.9%
American Express Co.	22,711	527,804
Discover Financial Services	9,275	95,254
Equifax, Inc.	2,450	63,945
Fidelity National Information Services, Inc.	3,700	73,852
Fiserv, Inc.(1)	3,094	141,396
MasterCard, Inc., Class A	1,400	234,234
Moody’s Corp.	3,754	98,918
The Dun & Bradstreet Corp.	1,043	84,702
Total System Services, Inc.	3,806	50,962

		1,371,067
Foods — 1.7%
Campbell Soup Co.	3,981	117,121
ConAgra Foods, Inc.	8,641	164,698
Dean Foods Co.(1)	3,000	57,570
General Mills, Inc.	6,462	362,001
H.J. Heinz Co.	6,079	217,020
Hormel Foods Corp.	1,400	48,356
Kellogg Co.	4,892	227,820
Kraft Foods, Inc., Class A	28,396	719,555
McCormick & Co., Inc.	2,515	81,813

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	23

Schedule of Investments – RS S&P 500 Index VIP Series (continued)

June 30, 2009 (unaudited)	Shares	Value

Foods (continued)
Sara Lee Corp.	13,651	$133,234
Sysco Corp.	11,582	260,363
The Hershey Co.	3,193	114,948
The J.M. Smucker Co.	2,300	111,918
Tyson Foods, Inc., Class A	5,839	73,630

		2,690,047
Forest Products — 0.1%
Weyerhaeuser Co.	4,110	125,067

		125,067
Forms And Bulk Printing Services — 0.0%
R.R. Donnelley & Sons Co.	3,961	46,027

		46,027
Fruit & Grain Processing — 0.2%
Archer-Daniels-Midland Co.	12,396	331,841

		331,841
Gas Pipeline — 0.4%
El Paso Corp.	13,550	125,067
EQT Corp.	2,600	90,766
Spectra Energy Corp.	12,507	211,618
Williams Companies, Inc.	11,182	174,551

		602,002
Gold — 0.2%
Newmont Mining Corp.	9,166	374,614

		374,614
Health Care Facilities — 0.1%
DaVita, Inc.(1)	2,009	99,365
Tenet Healthcare Corp.(1)	8,012	22,594

		121,959
Health Care Management Services — 1.0%
Aetna, Inc.	8,912	223,245
CIGNA Corp.	5,312	127,966
Coventry Health Care, Inc.(1)	2,880	53,885
Humana, Inc.(1)	3,260	105,168
UnitedHealth Group, Inc.	23,548	588,229
WellPoint, Inc.(1)	9,676	492,412

		1,590,905
Health Care Services — 0.7%
Express Scripts, Inc.(1)	4,780	328,625
IMS Health, Inc.	3,544	45,009
McKesson Corp.	5,332	234,608
Medco Health Solutions, Inc.(1)	9,623	438,905

		1,047,147
Home Building — 0.1%
Centex Corp.	2,442	20,659
D.R. Horton, Inc.	5,324	49,833
KB HOME	1,490	20,383
Lennar Corp., Class A	2,734	26,492
Pulte Homes, Inc.	4,160	36,733

		154,100
Hotel/Motel — 0.2%
Marriott International, Inc., Class A	5,690	125,576

June 30, 2009 (unaudited)	Shares	Value

Hotel/Motel (continued)
Starwood Hotels & Resorts Worldwide, Inc.	3,538	$78,544
Wyndham Worldwide Corp.	3,428	41,547
Wynn Resorts Ltd.(1)	1,293	45,643

		291,310
Household Appliances — 0.0%
Whirlpool Corp.	1,459	62,095

		62,095
Household Equipment & Products — 0.2%
Black & Decker Corp.	1,205	34,535
Fortune Brands, Inc.	2,945	102,309
Newell Rubbermaid, Inc.	5,396	56,173
Snap-On, Inc.	1,111	31,930
The Stanley Works	1,523	51,538

		276,485
Household Furnishings — 0.0%
Leggett & Platt, Inc.	3,028	46,116

		46,116
Insurance – Life — 0.6%
AFLAC, Inc.	9,007	280,028
Lincoln National Corp.	4,945	85,103
Principal Financial Group, Inc.	5,847	110,158
Prudential Financial, Inc.	8,194	304,981
Torchmark Corp.	1,682	62,301
Unum Group	6,398	101,472

		944,043
Insurance – Multi-Line — 0.7%
American International Group, Inc.	51,954	60,267
Aon Corp.	5,216	197,530
Assurant, Inc.	2,300	55,407
Genworth Financial, Inc., Class A	8,369	58,499
Loews Corp.	6,997	191,718
MetLife, Inc.	15,854	475,778
The Hartford Financial Services Group, Inc.	6,286	74,615

		1,113,814
Insurance – Property-Casualty — 0.8%
Cincinnati Financial Corp.	3,175	70,961
The Allstate Corp.	10,356	252,686
The Chubb Corp.	6,871	274,015
The Progressive Corp.(1)	13,063	197,382
The Travelers Cos., Inc.	11,293	463,465
XL Capital Ltd., Class A	6,649	76,198

		1,334,707
Leisure Time — 0.2%
Carnival Corp.	8,444	217,602
Expedia, Inc.(1)	4,047	61,150

		278,752
Luxury Items — 0.0%
Tiffany & Co.	2,379	60,331

		60,331

The accompanying notes are an integral part of these financial statements.

24	RS S&P 500 Index VIP Series

June 30, 2009 (unaudited)	Shares	Value

Machinery – Agricultural — 0.2%
Deere & Co.	8,191	$327,230

		327,230
Machinery – Construction & Handling — 0.2%
Caterpillar, Inc.	11,659	385,213
The Manitowoc Co., Inc.	2,522	13,266

		398,479
Machinery – Engines — 0.1%
Cummins, Inc.	3,892	137,037

		137,037
Medical & Dental Instruments & Supplies — 1.0%
Becton, Dickinson and Co.	4,739	337,938
Boston Scientific Corp.(1)	29,019	294,253
C.R. Bard, Inc.	1,920	142,944
DENTSPLY International, Inc.	2,900	88,508
Patterson Companies, Inc.(1)	1,800	39,060
St. Jude Medical, Inc.(1)	6,690	274,959
Stryker Corp.	4,681	186,023
Zimmer Holdings, Inc.(1)	4,370	186,162

		1,549,847
Medical Equipment — 0.8%
Intuitive Surgical, Inc.(1)	755	123,564
Medtronic, Inc.	21,608	753,903
PerkinElmer, Inc.	2,283	39,724
Thermo Fisher Scientific, Inc.(1)	8,121	331,093
Varian Medical Systems, Inc.(1)	2,400	84,336

		1,332,620
Medical Services — 0.2%
Laboratory Corp. of America Holdings(1)	2,089	141,614
Quest Diagnostics, Inc.	3,096	174,707

		316,321
Metal Fabricating — 0.1%
Precision Castparts Corp.	2,700	197,181

		197,181
Metals & Minerals – Diversified — 0.0%
Titanium Metals Corp.	1,643	15,099

		15,099
Office Supplies & Equipment — 0.2%
Avery Dennison Corp.	2,199	56,470
Lexmark International Group, Inc., Class A(1)	1,512	23,965
Pitney Bowes, Inc.	3,986	87,413
Xerox Corp.	16,727	108,391

		276,239
Offshore Drilling & Other Services — 0.1%
Diamond Offshore Drilling, Inc.	1,348	111,951
ENSCO International, Inc.	2,741	95,579

		207,530
Oil: Crude Producers — 2.6%
Anadarko Petroleum Corp.	9,290	421,673
Apache Corp.	6,467	466,594
Cabot Oil & Gas Corp.	2,000	61,280

June 30, 2009 (unaudited)	Shares	Value

Oil: Crude Producers (continued)
Chesapeake Energy Corp.	10,901	$216,167
Denbury Resources, Inc.(1)	4,812	70,881
Devon Energy Corp.	8,606	469,027
EOG Resources, Inc.	4,823	327,578
Noble Energy, Inc.	3,339	196,901
Occidental Petroleum Corp.	15,650	1,029,926
Pioneer Natural Resources Co.	2,105	53,678
Range Resources Corp.	3,000	124,230
Southwestern Energy Co.(1)	6,636	257,809
XTO Energy, Inc.	11,246	428,922

		4,124,666
Oil: Integrated — 7.2%
Chevron Corp.	38,865	2,574,806
ConocoPhillips	28,700	1,207,122
Exxon Mobil Corp.	94,859	6,631,593
Hess Corp.	5,521	296,754
Marathon Oil Corp.	13,636	410,853
Murphy Oil Corp.	3,700	200,984
Sunoco, Inc.	2,232	51,782
Tesoro Corp.	2,700	34,371
Valero Energy Corp.	9,972	168,427

		11,576,692
Oil Well Equipment & Services — 1.6%
Baker Hughes, Inc.	5,943	216,563
BJ Services Co.	5,688	77,527
Cameron International Corp.(1)	4,243	120,077
FMC Technologies, Inc.(1)	2,200	82,676
Halliburton Co.	17,391	359,994
Nabors Industries Ltd.(1)	5,520	86,002
National-Oilwell Varco, Inc.(1)	8,065	263,403
Rowan Cos., Inc.	2,214	42,774
Schlumberger Ltd.	23,115	1,250,753
Smith International, Inc.	4,230	108,922

		2,608,691
Paints & Coatings — 0.2%
PPG Industries, Inc.	3,195	140,260
The Sherwin-Williams Co.	1,898	102,018

		242,278
Paper — 0.1%
International Paper Co.	8,264	125,034
MeadWestvaco Corp.	3,304	54,219

		179,253
Personal Care — 2.6%
Clorox Co.	2,676	149,401
Colgate-Palmolive Co.	9,751	689,786
Kimberly-Clark Corp.	8,002	419,545
The Procter & Gamble Co.	55,704	2,846,474

		4,105,206
Pharmaceuticals — 8.0%
Abbott Laboratories	29,986	1,410,541
Allergan, Inc.	5,942	282,720
AmerisourceBergen Corp.	6,038	107,114
Bristol-Myers Squibb Co.	38,263	777,122
Cardinal Health, Inc.	6,948	212,261

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	25

Schedule of Investments – RS S&P 500 Index VIP Series (continued)

June 30, 2009 (unaudited)	Shares	Value

Pharmaceuticals (continued)
Eli Lilly & Co.	19,618	$679,568
Forest Laboratories, Inc.(1)	5,824	146,241
Gilead Sciences, Inc.(1)	16,624	778,668
Hospira, Inc.(1)	3,097	119,296
Johnson & Johnson	53,610	3,045,048
King Pharmaceuticals, Inc.(1)	4,764	45,877
Merck & Co., Inc.	40,856	1,142,334
Mylan, Inc.(1)	5,886	76,812
Pfizer, Inc.	130,861	1,962,915
Schering-Plough Corp.	31,416	789,170
Watson Pharmaceuticals, Inc.(1)	2,056	69,267
Wyeth	25,732	1,167,976

		12,812,930
Photography — 0.0%
Eastman Kodak Co.	5,187	15,354

		15,354
Producer Durables – Miscellaneous — 0.1%
W.W. Grainger, Inc.	1,292	105,789

		105,789
Production Technology Equipment — 0.3%
Applied Materials, Inc.	25,926	284,408
KLA-Tencor Corp.	3,264	82,416
Novellus Systems, Inc.(1)	1,886	31,496
Teradyne, Inc.(1)	3,269	22,426

		420,746
Publishing — 0.2%
Gannett Co., Inc.	4,407	15,733
Meredith Corp.	742	18,958
The McGraw-Hill Companies, Inc.	6,124	184,394
The New York Times Co., Class A	2,273	12,524
The Washington Post Co., Class B	123	43,318

		274,927
Radio & Tv Broadcasters — 0.1%
CBS Corp., Class B	13,138	90,915

		90,915
Railroads — 0.9%
Burlington Northern Santa Fe Corp.	5,461	401,602
CSX Corp.	7,736	267,898
Norfolk Southern Corp.	7,155	269,529
Union Pacific Corp.	9,788	509,563

		1,448,592
Real Estate — 0.0%
CB Richard Ellis Group, Inc., Class A(1)	4,308	40,323

		40,323
Real Estate Investment Trusts — 0.9%
Apartment Investment & Management Co., Class A	2,294	20,302
AvalonBay Communities, Inc.	1,547	86,539
Boston Properties, Inc.	2,334	111,332
Equity Residential	5,257	116,863
HCP, Inc.	4,883	103,471
Health Care REIT, Inc.	2,100	71,610

June 30, 2009 (unaudited)	Shares	Value

Real Estate Investment Trusts (continued)
Host Hotels & Resorts, Inc.	10,959	$91,946
Kimco Realty Corp.	6,063	60,933
Plum Creek Timber Co., Inc.	3,224	96,011
ProLogis	8,150	65,689
Public Storage, Inc.	2,400	157,152
Simon Property Group, Inc.	5,197	267,281
Ventas, Inc.	3,037	90,685
Vornado Realty Trust	2,775	124,958

		1,464,772
Recreational Vehicles & Boats — 0.0%
Harley-Davidson, Inc.	4,521	73,285

		73,285
Restaurants — 1.1%
Darden Restaurants, Inc.	2,681	88,419
McDonald’s Corp.	21,532	1,237,875
Starbucks Corp.(1)	14,211	197,391
Yum! Brands, Inc.	8,941	298,093

		1,821,778
Scientific Instruments – Control & Filter — 0.3%
Flowserve Corp.	1,100	76,791
Pall Corp.	2,281	60,583
Parker Hannifin Corp.	3,114	133,778
Rockwell Automation, Inc.	2,735	87,848
Waters Corp.(1)	1,901	97,845

		456,845
Scientific Instruments – Electrical — 0.4%
Cooper Industries Ltd., Class A	3,240	100,602
Emerson Electric Co.	14,627	473,915

		574,517
Scientific Instruments – Gauges & Meters — 0.1%
Agilent Technologies, Inc.(1)	6,766	137,417

		137,417
Scientific Instruments – Pollution Control — 0.3%
Republic Services, Inc.	6,204	151,440
Stericycle, Inc.(1)	1,652	85,128
Waste Management, Inc.	9,478	266,900

		503,468
Securities Brokerage & Services — 0.7%
CME Group, Inc.	1,286	400,087
E*TRADE Financial Corp.(1)	10,867	13,910
IntercontinentalExchange, Inc.(1)	1,397	159,593
NYSE Euronext	5,027	136,986
The Charles Schwab Corp.	18,082	317,158
The NASDAQ OMX Group, Inc.(1)	2,631	56,067

		1,083,801
Semiconductors & Components — 2.1%
Advanced Micro Devices, Inc.(1)	10,814	41,850
Altera Corp.	5,790	94,261
Analog Devices, Inc.	5,626	139,412
Broadcom Corp., Class A(1)	8,253	204,592
Intel Corp.	107,482	1,778,827
Linear Technology Corp.	4,285	100,055
LSI Corp.(1)	12,458	56,809
MEMC Electronic Materials, Inc.(1)	4,339	77,278

The accompanying notes are an integral part of these financial statements.

26	RS S&P 500 Index VIP Series

June 30, 2009 (unaudited)	Shares	Value

Semiconductors & Components (continued)
Microchip Technology, Inc.	3,517	$79,308
Micron Technology, Inc.(1)	15,983	80,874
National Semiconductor Corp.	3,771	47,326
Texas Instruments, Inc.	24,750	527,175
Xilinx, Inc.	5,290	108,233

		3,336,000
Steel — 0.3%
AK Steel Holding Corp.	2,200	42,218
Allegheny Technologies, Inc.	1,906	66,577
Nucor Corp.	6,068	269,601
United States Steel Corp.	2,607	93,174

		471,570
Technology – Miscellaneous — 0.0%
Jabil Circuit, Inc.	4,074	30,229

		30,229
Telecommunications Equipment — 0.3%
American Tower Corp., Class A(1)	7,665	241,678
Motorola, Inc.	43,802	290,407

		532,085
Textiles Apparel & Shoes — 0.4%
Coach, Inc.	6,202	166,710
NIKE, Inc., Class B	7,584	392,699
Polo Ralph Lauren Corp.	1,087	58,198
VF Corp.	1,736	96,088

		713,695
Tobacco — 1.7%
Altria Group, Inc.	39,815	652,568
Lorillard, Inc.	3,246	219,982
Philip Morris International, Inc.	38,192	1,665,935
Reynolds American, Inc.	3,278	126,596

		2,665,081
Toys — 0.1%
Hasbro, Inc.	2,396	58,079
Mattel, Inc.	6,930	111,227

		169,306
Transportation Miscellaneous — 0.7%
Expeditors International of Washington, Inc.	4,098	136,627
United Parcel Service, Inc., Class B	19,233	961,458

		1,098,085
Truckers — 0.1%
C.H. Robinson Worldwide, Inc.	3,300	172,095

		172,095
Utilities – Electrical — 3.5%
Allegheny Energy, Inc.	3,280	84,132
Ameren Corp.	4,115	102,422
American Electric Power, Inc.	9,111	263,217
CMS Energy Corp.	4,369	52,778
Consolidated Edison, Inc.	5,269	197,166
Constellation Energy Group	3,849	102,306
Dominion Resources, Inc.	11,234	375,440
DTE Energy Co.	3,153	100,896

June 30, 2009 (unaudited)	Shares	Value

Utilities – Electrical (continued)
Duke Energy Corp.	25,147	$366,895
Dynegy, Inc., Class A(1)	9,783	22,207
Edison International	6,294	198,009
Entergy Corp.	3,659	283,646
Exelon Corp.	12,714	651,084
FirstEnergy Corp.	5,890	228,237
FPL Group, Inc.	7,900	449,194
Northeast Utilities	3,100	69,161
Pepco Holdings, Inc.	4,200	56,448
PG&E Corp.	6,981	268,350
Pinnacle West Capital Corp.	1,950	58,793
PPL Corp.	7,246	238,828
Progress Energy, Inc.	5,348	202,315
Public Service Enterprise Group, Inc.	9,782	319,187
SCANA Corp.	2,300	74,681
Southern Co.	14,984	466,901
TECO Energy, Inc.	4,110	49,032
The AES Corp.(1)	13,003	150,965
Wisconsin Energy Corp.	2,265	92,208
Xcel Energy, Inc.	8,692	160,020

		5,684,518
Utilities – Gas Distributors — 0.3%
CenterPoint Energy, Inc.	6,655	73,737
Nicor, Inc.	877	30,362
NiSource, Inc.	5,307	61,880
Questar Corp.	3,400	105,604
Sempra Energy	4,711	233,807

		505,390
Utilities – Miscellaneous — 0.0%
Integrys Energy Group, Inc.	1,499	44,955

		44,955
Utilities – Telecommunications — 3.2%
AT&T, Inc.	113,061	2,808,435
CenturyTel, Inc.	1,938	59,497
Embarq Corp.	2,740	115,244
Frontier Communications Corp.	6,009	42,904
Qwest Communications International, Inc.	28,316	117,511
Sprint Nextel Corp.(1)	55,561	267,248
Verizon Communications, Inc.	54,894	1,686,893
Windstream Corp.	8,493	71,002

		5,168,734

Total Common Stocks (Cost $169,173,507)		154,903,908

	Principal Amount	Value
U.S. Government Securities — 0.4%
U.S. Treasury Bills — 0.4%
United States Treasury Bill
0.27% due 7/9/2009(2)	$155,000	154,991
0.393% due 1/14/2010(2)	100,000	99,785
0.404% due 9/3/2009(2)	280,000	279,799

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	27

Schedule of Investments – RS S&P 500 Index VIP Series (continued)

June 30, 2009 (unaudited)	Principal Amount	Value

U.S. Treasury Bills (continued)
0.44% due 9/15/2009(2)	$219,000	$218,805

		753,380

Total U.S. Government Securities (Cost $753,380)		753,380

	Principal Amount	Value
Repurchase Agreements — 3.0%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 6/30/2009, maturity value of $4,788,001, due 7/1/2009(3)	4,788,000	4,788,000

Total Repurchase Agreements (Cost $4,788,000)		4,788,000

Total Investments — 100.0% (Cost $174,714,887)		160,445,288

Other Liabilities, Net — 0.0%		(44,667)

Total Net Assets — 100.0%		$160,400,621

(1)	Non-income producing security.
(2)	Security is segregated as collateral to cover margin requirements on open futures contracts.

Description	Number of Contracts	Expiration	Face Value (000s)	Unrealized Depreciation
Purchased Futures Contracts
S&P 500 Index	23	9/17/2009	$5,264	$(74,440)

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value ($)
FHLB	5.648%	11/27/2037	4,887,188

ADR — American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$154,903,908	$—	$—	$154,903,908
U.S. Government Securities	—	753,380	—	753,380
Repurchase Agreements	—	4,788,000	—	4,788,000
Other Financial Instruments
Financial Futures Contracts	(74,440)	—	—	(74,440)

Total	$154,829,468	$5,541,380	$—	$160,370,848

The accompanying notes are an integral part of these financial statements.

28	RS S&P 500 Index VIP Series

Financial Information — RS S&P 500 Index VIP Series

Statement of Assets and Liabilities As of June 30, 2009 (unaudited)

Assets
Investments, at value	$160,445,288
Cash and cash equivalents	343
Dividends/interest receivable	213,828
Due from distributor	12,492
Receivable for fund shares subscribed	2,073

Total Assets	160,674,024
Liabilities
Payable for fund shares redeemed	137,112
Payable to adviser	33,105
Payable for variation margin	32,775
Accrued trustees’ fees	5,403
Accrued expenses/other liabilities	65,008

Total Liabilities	273,403

Total Net Assets	$160,400,621

Net Assets Consist of:
Paid-in capital	$328,385,713
Accumulated net investment income	1,701,840
Accumulated net realized loss from investments and futures contracts	(155,342,893)
Net unrealized depreciation on investments and futures contracts	(14,344,039)

Total Net Assets	$160,400,621

Investments, at Cost	$174,714,887

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	23,843,220

Net Asset Value Per Share	$6.73

Statement of Operations For the Six-Month Period Ended June 30, 2009 (unaudited)

Investment Income
Dividends	$1,918,600
Interest	2,770
Withholding taxes on foreign dividends	(141)

Total Investment Income	1,921,229

Expenses
Investment advisory fees	184,330
Custodian fees	27,827
Professional fees	24,708
Administrative service fees	20,500
Shareholder reports	7,750
Trustees’ fees and expenses	7,702
Other expenses	19,353

Total Expenses	292,170
Less: Expense waiver by distributor	(85,846)
Less: Custody credits	(91)

Total Expenses, Net	206,233

Net Investment Income	1,714,996

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized loss from investments	(3,170,821)
Net realized gain from futures contracts	613,917
Net change in unrealized appreciation/depreciation on investments	5,809,947
Net change in unrealized appreciation/depreciation on futures contracts	(189,750)

Net Gain on Investments and Futures Contracts	3,063,293

Net Increase in Net Assets Resulting from Operations	$4,778,289

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	29

Financial Information — RS S&P 500 Index VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/09	For the Year Ended 12/31/08
Operations
Net investment income	$1,714,996	$4,782,658
Net realized loss from investments and futures contracts	(2,556,904)	(22,998,199)
Net change in unrealized appreciation/depreciation on investments and futures contracts	5,620,197	(88,102,084)

Net Increase/(Decrease) in Net Assets Resulting from Operations	4,778,289	(106,317,625)

Distributions to Shareholders
Net investment income	—	(4,857,394)

Total Distributions	—	(4,857,394)

Capital Share Transactions
Proceeds from sales of shares	9,686,591	27,355,671
Reinvestment of distributions	—	4,857,394
Cost of shares redeemed	(12,902,677)	(45,136,865)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(3,216,086)	(12,923,800)

Net Increase/(Decrease) in Net Assets	1,562,203	(124,098,819)

Net Assets

Beginning of period	158,838,418	282,937,237

End of period	$160,400,621	$158,838,418

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(13,156)

Accumulated Net Investment Income Included in Net Assets	$1,701,840	$—

Other Information:

Shares
Sold	1,636,104	3,285,277
Reinvested	—	760,156
Redeemed	(2,138,255)	(6,115,866)

Net Decrease	(502,151)	(2,070,433)

The accompanying notes are an integral part of these financial statements.

30	RS S&P 500 Index VIP Series

This Page Intentionally Left Blank

RS S&P 500 Index VIP Series	31

Financial Information — RS S&P 500 Index VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 6/30/09[1]	$6.52	$0.07	$0.14	$0.21	$—	$—	$—

Year Ended 12/31/08	10.71	0.21	(4.19)	(3.98)	(0.21)	—	(0.21)

Year Ended 12/31/07	10.36	0.19	0.35	0.54	(0.19)	—	(0.19)

Year Ended 12/31/06	9.12	0.16	1.24	1.40	(0.16)	—	(0.16)

Year Ended 12/31/05	8.86	0.14	0.26	0.40	(0.14)	—	(0.14)

Year Ended 12/31/04	8.14	0.14	0.72	0.86	(0.14)	—	(0.14)

The accompanying notes are an integral part of these financial statements.

32	RS S&P 500 Index VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets	Gross Ratio of Expenses to Average Net Assets[3]	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$ 6.73	3.22%	$160,401	0.28%	0.40%	2.33%	2.21%	3%

6.52	(37.16)%	158,838	0.28%	0.35%	2.02%	1.95%	8%

10.71	5.22%	282,937	0.28%	0.35%	1.72%	1.65%	3%

10.36	15.46%	268,391	0.28%	0.36%	1.72%	1.64%	2%

9.12	4.54%	219,529	0.28%	0.37%	1.61%	1.52%	2%

8.86	10.59%	202,818	0.28%	0.36%	1.75%	1.67%	1%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods of less than one year have been annualized, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	33

Notes to Financial Statements — RS S&P 500 Index VIP Series (unaudited)

June 30, 2009 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS S&P 500 Index VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or

34	RS S&P 500 Index VIP Series

liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

RS S&P 500 Index VIP Series	35

Notes to Financial Statements — RS S&P 500 Index VIP Series (unaudited) (continued)

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Futures Contracts

The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e.  Derivative Instruments and Hedging Activities

The Fund adopted FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), effective January 1, 2009. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities.

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure at June 30, 2009.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Financial Futures Contracts	Net unrealized depreciation on investments and futures contracts*	$(74,440)

*	The cumulative depreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the six months ended June 30, 2009.

Derivative Instrument Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized gain from futures contracts	$613,917
	Net change in unrealized appreciation/ depreciation on futures contracts	$(189,750)

The Fund may, but will not necessarily, enter into derivative transactions, such as financial futures contracts, as a substitute for the purchase or sale of securities or when there is significant cash received from fund shares sold.

f.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

36	RS S&P 500 Index VIP Series

g.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

h.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

i.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

k.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2009, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.25%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.2375% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2010, to limit the Fund’s total annual fund operating expenses to 0.28% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act,

RS S&P 500 Index VIP Series	37

Notes to Financial Statements — RS S&P 500 Index VIP Series (unaudited) (continued)

receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the year ended December 31, 2008, which is the most recently completed tax year, was as follows:

Ordinary Income
$4,857,394

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2008 were as follows:

Expiring	Amount
2010	$112,662,870
2011	11,938,809
2013	549,960
2016	7,279,327

Total	$132,430,966

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency losses realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $12,764,098 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2009, was $181,595,854. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2009, aggregated $30,116,304 and $(51,266,870), respectively, resulting in net unrealized depreciation of $(21,150,566).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $3,840,942 and $4,307,795, respectively, for the six months ended June 30, 2009.

b.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked- to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	Review for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, the Trust has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 21, 2009, the date the financial statements were issued. The Trust has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

38	RS S&P 500 Index VIP Series

Notes to Financial Statements — RS S&P 500 Index VIP Series (unaudited) (continued)

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are entitled to be indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS S&P 500 Index VIP Series	39

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12 - 13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS Mid Cap Growth VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Large Cap Alpha VIP Series, RS Small Cap Growth Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered

“Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and

40	RS Asset Allocation VIP Series

control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the

RS Asset Allocation VIP Series	41

Supplemental Information (unaudited) (continued)

number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’

42	RS Asset Allocation VIP Series

trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The

Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary

RS Asset Allocation VIP Series	43

Supplemental Information (unaudited) (continued)

for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

44	RS Asset Allocation VIP Series

09	SEMIANNUAL REPORT

RS Variable Products Trust

RS S&P 500 Index VIP Series

6/30/09

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS S&P 500 Index VIP Series

Jonathan C. Jankus, CFA

Jonathan C. Jankus, CFA has been a co-portfolio manager of the Series since 1999.* He is also a co-portfolio manager of RS Asset Allocation VIP Series, another Series of the Trust. Jonathan joined Guardian Life in 1995, and has been a managing director of Guardian Life since 1998. He received a B.A. in mathematics from Queens College, an M.S. in investment management from Pace University, an M.S. in computer science from Polytechnic Institute of New York, and an M.A. in mathematics from Columbia University. Jonathan is a CFA Charterholder.

Stewart M. Johnson

Stewart M. Johnson has been a co-portfolio manager of the Series since 2004.* He is also co-portfolio manager of RS Asset Allocation VIP Series, another Series of the Trust. Stewart has been a senior director at Guardian Life since 2002. Stewart was second vice president of investment information systems at Guardian Life from 2000 to 2002. Stewart received a B.A. in mathematics from City College of New York.

*	Includes service as a co-portfolio manager of the Series’ Predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Series.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢

During a period of extremely high volatility in financial markets, the S&P 500®[3] Index initially sold off early in 2009 before rebounding strongly into the second quarter as investors began to hope for stabilizing economic conditions in the second half of the year.

➢	The S&P 500® Index returned 3.16% over the six-month period ended June 30, 2009. RS S&P 500 Index VIP Series slightly outperformed the S&P 500® Index with a 3.22% gain for the period.

➢	In managing RS S&P 500 Index VIP Series, our goal is to attempt to track the returns on the S&P 500® Index, while remaining fully invested in stocks and keeping trading costs to a minimum.

Performance

RS S&P 500 Index VIP Series returned 3.22% for the six-month period ended June 30, 2009. The Fund’s objective is to track the returns of the S&P 500® Index, which returned 3.16% over the same period. The S&P 500® Index is a theoretical portfolio of 500 blue chip stocks, the return of which is computed as though the stocks were purchased and the index subsequently rebalanced without any trading costs or fund expenses. The Fund outperformed the 3.06% average return for funds with an S&P 500® Index objective, as measured by Lipper4.

Portfolio Review

The bear market established in the fourth quarter of 2008 continued unabated into 2009, with the S&P 500®

RS S&P 500 Index VIP Series	3

RS S&P 500 Index VIP Series (continued)

Index closing at 676.53 on March 9th, a level it has not seen in over a decade. After reaching this low, the market almost immediately rebounded, aided by positive news from the banking sector and “less negative than expected” economic reports.

Meanwhile, international markets also enjoyed renewed strength in the second quarter after developed markets, in particular, declined earlier in the year. The MSCI EAFE Index5 rose 8.42% in the first six months of 2009, as a strong second quarter market rally more than offset a first quarter decline.

Outlook

As the first half of 2009 came to a close, massive government intervention continued to unfold on a scale rarely seen before. Simultaneous bailouts of the banking, auto and insurance sectors were increasing governmental involvement in the private sector in ways never envisioned by the average investor. While details continue to emerge, there is still a high level of uncertainty about where this will lead. We will continue to manage the portfolio so as to be substantially fully invested in stocks, while attempting to track the performance of the S&P 500® Index and keeping trading costs to a minimum.

Sincerely,

Jonathan C. Jankus Co-Portfolio Manager	Stewart M. Johnson Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

4	RS S&P 500 Index VIP Series

Total Net Assets: $160,400,621	Data as of June 30, 2009

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Exxon Mobil Corp.	4.13%
Microsoft Corp.	2.18%
Johnson & Johnson	1.90%
The Procter & Gamble Co.	1.77%
AT&T, Inc.	1.75%
International Business Machines Corp.	1.69%
Chevron Corp.	1.61%
JPMorgan Chase & Co.	1.54%
Apple, Inc.	1.52%
General Electric Co.	1.49%
Total	19.58%

1	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
5	The Morgan Stanley Capital International (MSCI) Index for Europe, Australia, and Far East (EAFE) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike the Fund, the index does not incur fees or expenses.

RS S&P 500 Index VIP Series	5

RS S&P 500 Index VIP Series (continued)

Performance Update Average Annual Returns as of 6/30/09

	Inception Date	Year-to-Date	1 Year	3 Year	5 Year	Since Inception
RS S&P 500 Index VIP Series	8/25/99	3.22%	-26.33%	-8.44%	-2.47%	-2.55%
S&P 500® Index[3]		3.16%	-26.21%	-8.22%	-2.24%	-2.34%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 8/25/99 in RS S&P 500 Index VIP Series and in the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.35%. For more information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6	RS S&P 500 Index VIP Series

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During Period* 1/1/09-6/30/09	Expense Ratio During Period 1/1/09-6/30/09
Based on Actual Return	$1,000.00	$1,032.20	$1.41	0.28%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,023.41	$1.40	0.28%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

RS S&P 500 Index VIP Series	7

Schedule of Investments – RS S&P 500 Index VIP Series

June 30, 2009 (unaudited)	Shares	Value

Common Stocks — 96.6%
Advertising Agencies — 0.1%
Omnicom Group, Inc.	6,007	$189,701
The Interpublic Group of Companies, Inc.(1)	9,215	46,536

		236,237
Aerospace — 2.2%
General Dynamics Corp.	7,534	417,308
Goodrich Corp.	2,379	118,879
L-3 Communications Holdings, Inc.	2,308	160,129
Lockheed Martin Corp.	6,434	518,902
Northrop Grumman Corp.	6,319	288,652
Raytheon Co.	7,738	343,800
Rockwell Collins, Inc.	3,060	127,694
Textron, Inc.	4,661	45,025
The Boeing Co.	14,068	597,890
United Technologies Corp.	17,894	929,772

		3,548,051
Air Transport — 0.3%
FedEx Corp.	6,014	334,498
Southwest Airlines Co.	14,290	96,172

		430,670
Aluminum — 0.1%
Alcoa, Inc.	18,428	190,361

		190,361
Asset Management & Custodian — 0.8%
Federated Investors, Inc., Class B	1,739	41,893
Franklin Resources, Inc.	2,923	210,485
Invesco Ltd.	7,442	132,616
Janus Capital Group, Inc.	3,054	34,816
Legg Mason, Inc.	2,744	66,899
Northern Trust Corp.	4,310	231,361
State Street Corp.	9,157	432,210
T. Rowe Price Group, Inc.	4,993	208,058

		1,358,338
Auto Parts — 0.2%
Johnson Controls, Inc.	11,485	249,454

		249,454
Auto Services — 0.0%
The Goodyear Tire & Rubber Co.(1)	4,661	52,483

		52,483
Automobiles — 0.2%
Ford Motor Co.(1)	60,457	366,974

		366,974
Banks – Diversified — 3.7%
Bank of America Corp.	147,303	1,944,400
BB&T Corp.	11,993	263,606
Comerica, Inc.	2,909	61,525
Fifth Third Bancorp	11,156	79,208
First Horizon National Corp.(1)	4,137	49,647
Huntington Bancshares, Inc.	7,070	29,553
KeyCorp	9,569	50,142
M&T Bank Corp.	1,500	76,395
Marshall & Ilsley Corp.	5,170	24,816

June 30, 2009 (unaudited)	Shares	Value

Banks – Diversified (continued)
PNC Financial Services Group, Inc.	8,270	$320,959
Regions Financial Corp.	19,962	80,646
SunTrust Banks, Inc.	6,929	113,982
U.S. Bancorp	36,379	651,912
Wells Fargo & Co.	88,312	2,142,449
Zions Bancorporation	2,272	26,264

		5,915,504
Banks – Savings, Thrift & Mortgage Lending — 0.1%
Hudson City Bancorp, Inc.	10,078	133,937
People’s United Financial, Inc.	6,711	100,933

		234,870
Beverage – Brewers & Distillers — 0.2%
Brown-Forman Corp., Class B	1,899	81,619
Constellation Brands, Inc., Class A(1)	3,800	48,184
Molson Coors Brewing Co., Class B	2,879	121,868

		251,671
Beverage – Soft Drinks — 2.4%
Coca-Cola Enterprises, Inc.	6,129	102,048
Dr. Pepper Snapple Group, Inc.(1)	4,905	103,937
Pepsi Bottling Group, Inc.	2,613	88,424
PepsiCo, Inc.	30,015	1,649,624
The Coca-Cola Co.	38,445	1,844,976

		3,789,009
Biotechnology — 1.8%
Amgen, Inc.(1)	19,265	1,019,889
Baxter International, Inc.	11,987	634,832
Biogen Idec, Inc.(1)	5,637	254,511
Celgene Corp.(1)	8,855	423,623
Cephalon, Inc.(1)	1,325	75,061
Genzyme Corp.(1)	5,230	291,154
Life Technologies Corp.(1)	3,336	139,178
Millipore Corp.(1)	1,066	74,844

		2,913,092
Building Materials — 0.1%
Masco Corp.	6,953	66,610
Vulcan Materials Co.	2,118	91,286

		157,896
Cable Television Services — 0.8%
Comcast Corp., Class A	55,647	806,325
Scripps Networks Interactive, Inc., Class A	1,738	48,368
The DIRECTV Group, Inc.(1)	10,555	260,814
Time Warner Cable, Inc.	6,834	216,433

		1,331,940
Casinos & Gambling — 0.1%
International Game Technology	5,697	90,582

		90,582
Chemicals – Diversified — 1.1%
Air Products & Chemicals, Inc.	4,069	262,817
E.I. du Pont de Nemours & Co.	17,438	446,761
Eastman Chemical Co.	1,403	53,174
Ecolab, Inc.	3,239	126,289
International Flavors & Fragrances, Inc.	1,517	49,636

The accompanying notes are an integral part of these financial statements.

8	RS S&P 500 Index VIP Series

June 30, 2009 (unaudited)	Shares	Value

Chemicals – Diversified (continued)
Praxair, Inc.	5,960	$423,577
Sigma-Aldrich Corp.	2,422	120,034
The Dow Chemical Co.	20,171	325,560

		1,807,848
Coal — 0.2%
CONSOL Energy, Inc.	3,502	118,928
Massey Energy Co.	1,645	32,143
Peabody Energy Corp.	5,153	155,415

		306,486
Commercial Finance & Mortgage Companies — 0.0%
CIT Group, Inc.	7,515	16,157

		16,157
Commercial Services — 0.5%
Automatic Data Processing, Inc.	9,819	347,985
Cintas Corp.	2,544	58,105
Convergys Corp.(1)	2,390	22,179
Iron Mountain, Inc.(1)	3,500	100,625
Monster Worldwide, Inc.(1)	2,382	28,132
Paychex, Inc.	6,201	156,265
Robert Half International, Inc.	3,019	71,309

		784,600
Commercial Services – Rental & Leasing — 0.0%
Ryder System, Inc.	1,074	29,986

		29,986
Commercial Vehicles & Parts — 0.1%
PACCAR, Inc.	7,010	227,895

		227,895
Communications Technology — 2.5%
Ciena Corp.(1)	1,754	18,154
Cisco Systems, Inc.(1)	111,871	2,085,276
Harris Corp.	2,600	73,736
JDS Uniphase Corp.(1)	4,246	24,287
Juniper Networks, Inc.(1)	10,205	240,838
QLogic Corp.(1)	2,346	29,747
QUALCOMM, Inc.	31,992	1,446,038
Tellabs, Inc.(1)	7,682	44,018

		3,962,094
Computer Services Software & Systems — 5.9%
Adobe Systems, Inc.(1)	10,260	290,358
Affiliated Computer Services, Inc., Class A(1)	1,900	84,398
Akamai Technologies, Inc.(1)	3,300	63,294
Autodesk, Inc.(1)	4,416	83,816
BMC Software, Inc.(1)	3,625	122,489
CA, Inc.	7,607	132,590
Citrix Systems, Inc.(1)	3,516	112,125
Cognizant Technology Solutions Corp., Class A(1)	5,626	150,214
Computer Sciences Corp.(1)	2,966	131,394
Compuware Corp.(1)	4,767	32,701
Google, Inc., Class A(1)	4,600	1,939,314
Intuit, Inc.(1)	6,230	175,437
McAfee, Inc.(1)	3,000	126,570
Microsoft Corp.	146,895	3,491,694

June 30, 2009 (unaudited)	Shares	Value

Computer Services Software & Systems (continued)
Novell, Inc.(1)	6,674	$30,233
Oracle Corp.	74,366	1,592,920
Salesforce.com, Inc.(1)	2,000	76,340
Symantec Corp.(1)	16,157	251,403
Teradata Corp.(1)	3,432	80,412
VeriSign, Inc.(1)	3,800	70,224
Yahoo! Inc.(1)	27,030	423,290

		9,461,216
Computer Technology — 5.2%
Apple, Inc.(1)	17,118	2,438,117
Dell, Inc.(1)	33,439	459,117
EMC Corp.(1)	39,433	516,572
Hewlett-Packard Co.	46,458	1,795,602
International Business Machines Corp.	25,961	2,710,848
NetApp, Inc.(1)	6,382	125,853
NVIDIA Corp.(1)	10,381	117,201
SanDisk Corp.(1)	4,400	64,636
Sun Microsystems, Inc.(1)	14,276	131,625

		8,359,571
Consumer Electronics — 0.0%
Harman International Industries, Inc.	1,130	21,244

		21,244
Consumer Lending — 0.1%
SLM Corp.(1)	9,029	92,728

		92,728
Consumer Services – Misc. — 0.4%
eBay, Inc.(1)	20,729	355,088
H & R Block, Inc.	6,553	112,908
Western Union Co.	13,830	226,812

		694,808
Containers & Packaging — 0.2%
Ball Corp.	1,828	82,553
Bemis Co., Inc.	1,918	48,334
Owens-Illinois, Inc.(1)	3,227	90,388
Pactiv Corp.(1)	2,570	55,769
Sealed Air Corp.	3,054	56,346

		333,390
Copper — 0.3%
Freeport-McMoran Copper & Gold, Inc., Class B	7,980	399,878

		399,878
Cosmetics — 0.2%
Avon Products, Inc.	8,237	212,350
Estee Lauder Companies, Inc., Class A	2,239	73,148

		285,498
Diversified Financial Services — 3.8%
Ameriprise Financial, Inc.	4,186	101,594
Bank of New York Mellon Corp.	22,177	650,008
Capital One Financial Corp.	8,533	186,702
Citigroup, Inc.	106,168	315,319
JPMorgan Chase & Co.	72,433	2,470,690

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	9

Schedule of Investments – RS S&P 500 Index VIP Series (continued)

June 30, 2009 (unaudited)	Shares	Value

Diversified Financial Services (continued)
Leucadia National Corp.(1)	3,510	$74,026
Marsh & McLennan Cos., Inc.	9,932	199,931
MBIA, Inc.(1)	3,301	14,293
Morgan Stanley	23,445	668,417
The Goldman Sachs Group, Inc.	9,670	1,425,745

		6,106,725
Diversified Manufacturing Operations — 3.0%
3M Co.	13,390	804,739
Danaher Corp.	4,943	305,181
Dover Corp.	3,632	120,183
Eaton Corp.	3,188	142,217
General Electric Co.	203,637	2,386,625
Honeywell International, Inc.	14,250	447,450
Illinois Tool Works, Inc.	6,970	260,260
Ingersoll-Rand PLC	6,204	129,663
ITT Corp.	3,542	157,619

		4,753,937
Diversified Media — 0.6%
News Corp., Class A	44,446	404,903
Time Warner, Inc.	23,107	582,065

		986,968
Diversified Retail — 4.6%
Abercrombie & Fitch Co., Class A	1,700	43,163
Amazon.com, Inc.(1)	6,215	519,947
AutoNation, Inc.(1)	2,100	36,435
AutoZone, Inc.(1)	774	116,959
Bed, Bath & Beyond, Inc.(1)	5,064	155,718
Best Buy Co., Inc.	6,528	218,623
Big Lots, Inc.(1)	1,634	34,363
Costco Wholesale Corp.	8,344	381,321
Family Dollar Stores, Inc.	2,692	76,184
Fastenal Co.	2,500	82,925
GameStop Corp., Class A(1)	3,200	70,432
Genuine Parts Co.	3,113	104,472
J.C. Penney Co., Inc.	4,295	123,309
Kohl’s Corp.(1)	5,888	251,712
Limited Brands, Inc.	5,230	62,603
Lowe’s Cos., Inc.	28,326	549,808
Macy’s, Inc.	8,126	95,562
Nordstrom, Inc.	3,081	61,281
O’Reilly Automotive, Inc.(1)	2,600	99,008
Office Depot, Inc.(1)	5,311	24,218
RadioShack Corp.	2,465	34,411
Sears Holdings Corp.(1)	1,071	71,243
Staples, Inc.	13,787	278,084
Target Corp.	14,548	574,210
The Gap, Inc.	9,013	147,813
The Home Depot, Inc.	32,761	774,142
The TJX Cos., Inc.	8,045	253,096
Wal-Mart Stores, Inc.	43,211	2,093,141

		7,334,183
Drug & Grocery Store Chains — 1.3%
CVS Caremark Corp.	28,229	899,658
Safeway, Inc.	8,285	168,765
SUPERVALU, Inc.	4,107	53,186

June 30, 2009 (unaudited)	Shares	Value

Drug & Grocery Store Chains (continued)
The Kroger Co.	12,619	$278,249
Walgreen Co.	19,126	562,304
Whole Foods Market, Inc.	2,713	51,493

		2,013,655
Education Services — 0.1%
Apollo Group, Inc., Class A(1)	2,058	146,365
DeVry, Inc.	1,200	60,048

		206,413
Electronic Components — 0.5%
Amphenol Corp., Class A	3,400	107,576
Corning, Inc.	30,036	482,378
Molex, Inc.	2,724	42,358
Tyco Electronics Ltd.	8,845	164,429

		796,741
Electronic Entertainment — 0.1%
Electronic Arts, Inc.(1)	6,202	134,707

		134,707
Electronics — 0.0%
FLIR Systems, Inc.(1)	2,911	65,672

		65,672
Engineering & Contracting Services — 0.2%
Fluor Corp.	3,512	180,131
Jacobs Engineering Group, Inc.(1)	2,400	101,016

		281,147
Entertainment — 0.7%
The Walt Disney Co.	35,772	834,561
Viacom, Inc., Class B(1)	11,376	258,235

		1,092,796
Fertilizers — 0.5%
CF Industries Holdings, Inc.	934	69,247
Monsanto Co.	10,589	787,186

		856,433
Financial Data & Systems — 0.9%
American Express Co.	22,711	527,804
Discover Financial Services	9,275	95,254
Equifax, Inc.	2,450	63,945
Fidelity National Information Services, Inc.	3,700	73,852
Fiserv, Inc.(1)	3,094	141,396
MasterCard, Inc., Class A	1,400	234,234
Moody’s Corp.	3,754	98,918
The Dun & Bradstreet Corp.	1,043	84,702
Total System Services, Inc.	3,806	50,962

		1,371,067
Foods — 1.7%
Campbell Soup Co.	3,981	117,121
ConAgra Foods, Inc.	8,641	164,698
Dean Foods Co.(1)	3,000	57,570
General Mills, Inc.	6,462	362,001
H.J. Heinz Co.	6,079	217,020
Hormel Foods Corp.	1,400	48,356
Kellogg Co.	4,892	227,820
Kraft Foods, Inc., Class A	28,396	719,555
McCormick & Co., Inc.	2,515	81,813

The accompanying notes are an integral part of these financial statements.

10	RS S&P 500 Index VIP Series

June 30, 2009 (unaudited)	Shares	Value

Foods (continued)
Sara Lee Corp.	13,651	$133,234
Sysco Corp.	11,582	260,363
The Hershey Co.	3,193	114,948
The J.M. Smucker Co.	2,300	111,918
Tyson Foods, Inc., Class A	5,839	73,630

		2,690,047
Forest Products — 0.1%
Weyerhaeuser Co.	4,110	125,067

		125,067
Forms And Bulk Printing Services — 0.0%
R.R. Donnelley & Sons Co.	3,961	46,027

		46,027
Fruit & Grain Processing — 0.2%
Archer-Daniels-Midland Co.	12,396	331,841

		331,841
Gas Pipeline — 0.4%
El Paso Corp.	13,550	125,067
EQT Corp.	2,600	90,766
Spectra Energy Corp.	12,507	211,618
Williams Companies, Inc.	11,182	174,551

		602,002
Gold — 0.2%
Newmont Mining Corp.	9,166	374,614

		374,614
Health Care Facilities — 0.1%
DaVita, Inc.(1)	2,009	99,365
Tenet Healthcare Corp.(1)	8,012	22,594

		121,959
Health Care Management Services — 1.0%
Aetna, Inc.	8,912	223,245
CIGNA Corp.	5,312	127,966
Coventry Health Care, Inc.(1)	2,880	53,885
Humana, Inc.(1)	3,260	105,168
UnitedHealth Group, Inc.	23,548	588,229
WellPoint, Inc.(1)	9,676	492,412

		1,590,905
Health Care Services — 0.7%
Express Scripts, Inc.(1)	4,780	328,625
IMS Health, Inc.	3,544	45,009
McKesson Corp.	5,332	234,608
Medco Health Solutions, Inc.(1)	9,623	438,905

		1,047,147
Home Building — 0.1%
Centex Corp.	2,442	20,659
D.R. Horton, Inc.	5,324	49,833
KB HOME	1,490	20,383
Lennar Corp., Class A	2,734	26,492
Pulte Homes, Inc.	4,160	36,733

		154,100
Hotel/Motel — 0.2%
Marriott International, Inc., Class A	5,690	125,576

June 30, 2009 (unaudited)	Shares	Value

Hotel/Motel (continued)
Starwood Hotels & Resorts Worldwide, Inc.	3,538	$78,544
Wyndham Worldwide Corp.	3,428	41,547
Wynn Resorts Ltd.(1)	1,293	45,643

		291,310
Household Appliances — 0.0%
Whirlpool Corp.	1,459	62,095

		62,095
Household Equipment & Products — 0.2%
Black & Decker Corp.	1,205	34,535
Fortune Brands, Inc.	2,945	102,309
Newell Rubbermaid, Inc.	5,396	56,173
Snap-On, Inc.	1,111	31,930
The Stanley Works	1,523	51,538

		276,485
Household Furnishings — 0.0%
Leggett & Platt, Inc.	3,028	46,116

		46,116
Insurance – Life — 0.6%
AFLAC, Inc.	9,007	280,028
Lincoln National Corp.	4,945	85,103
Principal Financial Group, Inc.	5,847	110,158
Prudential Financial, Inc.	8,194	304,981
Torchmark Corp.	1,682	62,301
Unum Group	6,398	101,472

		944,043
Insurance – Multi-Line — 0.7%
American International Group, Inc.	51,954	60,267
Aon Corp.	5,216	197,530
Assurant, Inc.	2,300	55,407
Genworth Financial, Inc., Class A	8,369	58,499
Loews Corp.	6,997	191,718
MetLife, Inc.	15,854	475,778
The Hartford Financial Services Group, Inc.	6,286	74,615

		1,113,814
Insurance – Property-Casualty — 0.8%
Cincinnati Financial Corp.	3,175	70,961
The Allstate Corp.	10,356	252,686
The Chubb Corp.	6,871	274,015
The Progressive Corp.(1)	13,063	197,382
The Travelers Cos., Inc.	11,293	463,465
XL Capital Ltd., Class A	6,649	76,198

		1,334,707
Leisure Time — 0.2%
Carnival Corp.	8,444	217,602
Expedia, Inc.(1)	4,047	61,150

		278,752
Luxury Items — 0.0%
Tiffany & Co.	2,379	60,331

		60,331

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	11

Schedule of Investments – RS S&P 500 Index VIP Series (continued)

June 30, 2009 (unaudited)	Shares	Value

Machinery – Agricultural — 0.2%
Deere & Co.	8,191	$327,230

		327,230
Machinery – Construction & Handling — 0.2%
Caterpillar, Inc.	11,659	385,213
The Manitowoc Co., Inc.	2,522	13,266

		398,479
Machinery – Engines — 0.1%
Cummins, Inc.	3,892	137,037

		137,037
Medical & Dental Instruments & Supplies — 1.0%
Becton, Dickinson and Co.	4,739	337,938
Boston Scientific Corp.(1)	29,019	294,253
C.R. Bard, Inc.	1,920	142,944
DENTSPLY International, Inc.	2,900	88,508
Patterson Companies, Inc.(1)	1,800	39,060
St. Jude Medical, Inc.(1)	6,690	274,959
Stryker Corp.	4,681	186,023
Zimmer Holdings, Inc.(1)	4,370	186,162

		1,549,847
Medical Equipment — 0.8%
Intuitive Surgical, Inc.(1)	755	123,564
Medtronic, Inc.	21,608	753,903
PerkinElmer, Inc.	2,283	39,724
Thermo Fisher Scientific, Inc.(1)	8,121	331,093
Varian Medical Systems, Inc.(1)	2,400	84,336

		1,332,620
Medical Services — 0.2%
Laboratory Corp. of America Holdings(1)	2,089	141,614
Quest Diagnostics, Inc.	3,096	174,707

		316,321
Metal Fabricating — 0.1%
Precision Castparts Corp.	2,700	197,181

		197,181
Metals & Minerals – Diversified — 0.0%
Titanium Metals Corp.	1,643	15,099

		15,099
Office Supplies & Equipment — 0.2%
Avery Dennison Corp.	2,199	56,470
Lexmark International Group, Inc., Class A(1)	1,512	23,965
Pitney Bowes, Inc.	3,986	87,413
Xerox Corp.	16,727	108,391

		276,239
Offshore Drilling & Other Services — 0.1%
Diamond Offshore Drilling, Inc.	1,348	111,951
ENSCO International, Inc.	2,741	95,579

		207,530
Oil: Crude Producers — 2.6%
Anadarko Petroleum Corp.	9,290	421,673
Apache Corp.	6,467	466,594
Cabot Oil & Gas Corp.	2,000	61,280

June 30, 2009 (unaudited)	Shares	Value

Oil: Crude Producers (continued)
Chesapeake Energy Corp.	10,901	$216,167
Denbury Resources, Inc.(1)	4,812	70,881
Devon Energy Corp.	8,606	469,027
EOG Resources, Inc.	4,823	327,578
Noble Energy, Inc.	3,339	196,901
Occidental Petroleum Corp.	15,650	1,029,926
Pioneer Natural Resources Co.	2,105	53,678
Range Resources Corp.	3,000	124,230
Southwestern Energy Co.(1)	6,636	257,809
XTO Energy, Inc.	11,246	428,922

		4,124,666
Oil: Integrated — 7.2%
Chevron Corp.	38,865	2,574,806
ConocoPhillips	28,700	1,207,122
Exxon Mobil Corp.	94,859	6,631,593
Hess Corp.	5,521	296,754
Marathon Oil Corp.	13,636	410,853
Murphy Oil Corp.	3,700	200,984
Sunoco, Inc.	2,232	51,782
Tesoro Corp.	2,700	34,371
Valero Energy Corp.	9,972	168,427

		11,576,692
Oil Well Equipment & Services — 1.6%
Baker Hughes, Inc.	5,943	216,563
BJ Services Co.	5,688	77,527
Cameron International Corp.(1)	4,243	120,077
FMC Technologies, Inc.(1)	2,200	82,676
Halliburton Co.	17,391	359,994
Nabors Industries Ltd.(1)	5,520	86,002
National-Oilwell Varco, Inc.(1)	8,065	263,403
Rowan Cos., Inc.	2,214	42,774
Schlumberger Ltd.	23,115	1,250,753
Smith International, Inc.	4,230	108,922

		2,608,691
Paints & Coatings — 0.2%
PPG Industries, Inc.	3,195	140,260
The Sherwin-Williams Co.	1,898	102,018

		242,278
Paper — 0.1%
International Paper Co.	8,264	125,034
MeadWestvaco Corp.	3,304	54,219

		179,253
Personal Care — 2.6%
Clorox Co.	2,676	149,401
Colgate-Palmolive Co.	9,751	689,786
Kimberly-Clark Corp.	8,002	419,545
The Procter & Gamble Co.	55,704	2,846,474

		4,105,206
Pharmaceuticals — 8.0%
Abbott Laboratories	29,986	1,410,541
Allergan, Inc.	5,942	282,720
AmerisourceBergen Corp.	6,038	107,114
Bristol-Myers Squibb Co.	38,263	777,122
Cardinal Health, Inc.	6,948	212,261

The accompanying notes are an integral part of these financial statements.

12	RS S&P 500 Index VIP Series

June 30, 2009 (unaudited)	Shares	Value

Pharmaceuticals (continued)
Eli Lilly & Co.	19,618	$679,568
Forest Laboratories, Inc.(1)	5,824	146,241
Gilead Sciences, Inc.(1)	16,624	778,668
Hospira, Inc.(1)	3,097	119,296
Johnson & Johnson	53,610	3,045,048
King Pharmaceuticals, Inc.(1)	4,764	45,877
Merck & Co., Inc.	40,856	1,142,334
Mylan, Inc.(1)	5,886	76,812
Pfizer, Inc.	130,861	1,962,915
Schering-Plough Corp.	31,416	789,170
Watson Pharmaceuticals, Inc.(1)	2,056	69,267
Wyeth	25,732	1,167,976

		12,812,930
Photography — 0.0%
Eastman Kodak Co.	5,187	15,354

		15,354
Producer Durables – Miscellaneous — 0.1%
W.W. Grainger, Inc.	1,292	105,789

		105,789
Production Technology Equipment — 0.3%
Applied Materials, Inc.	25,926	284,408
KLA-Tencor Corp.	3,264	82,416
Novellus Systems, Inc.(1)	1,886	31,496
Teradyne, Inc.(1)	3,269	22,426

		420,746
Publishing — 0.2%
Gannett Co., Inc.	4,407	15,733
Meredith Corp.	742	18,958
The McGraw-Hill Companies, Inc.	6,124	184,394
The New York Times Co., Class A	2,273	12,524
The Washington Post Co., Class B	123	43,318

		274,927
Radio & Tv Broadcasters — 0.1%
CBS Corp., Class B	13,138	90,915

		90,915
Railroads — 0.9%
Burlington Northern Santa Fe Corp.	5,461	401,602
CSX Corp.	7,736	267,898
Norfolk Southern Corp.	7,155	269,529
Union Pacific Corp.	9,788	509,563

		1,448,592
Real Estate — 0.0%
CB Richard Ellis Group, Inc., Class A(1)	4,308	40,323

		40,323
Real Estate Investment Trusts — 0.9%
Apartment Investment & Management Co., Class A	2,294	20,302
AvalonBay Communities, Inc.	1,547	86,539
Boston Properties, Inc.	2,334	111,332
Equity Residential	5,257	116,863
HCP, Inc.	4,883	103,471
Health Care REIT, Inc.	2,100	71,610
Host Hotels & Resorts, Inc.	10,959	91,946

June 30, 2009 (unaudited)	Shares	Value

Real Estate Investment Trusts (continued)
Kimco Realty Corp.	6,063	$60,933
Plum Creek Timber Co., Inc.	3,224	96,011
ProLogis	8,150	65,689
Public Storage, Inc.	2,400	157,152
Simon Property Group, Inc.	5,197	267,281
Ventas, Inc.	3,037	90,685
Vornado Realty Trust	2,775	124,958

		1,464,772
Recreational Vehicles & Boats — 0.0%
Harley-Davidson, Inc.	4,521	73,285

		73,285
Restaurants — 1.1%
Darden Restaurants, Inc.	2,681	88,419
McDonald’s Corp.	21,532	1,237,875
Starbucks Corp.(1)	14,211	197,391
Yum! Brands, Inc.	8,941	298,093

		1,821,778
Scientific Instruments – Control & Filter — 0.3%
Flowserve Corp.	1,100	76,791
Pall Corp.	2,281	60,583
Parker Hannifin Corp.	3,114	133,778
Rockwell Automation, Inc.	2,735	87,848
Waters Corp.(1)	1,901	97,845

		456,845
Scientific Instruments – Electrical — 0.4%
Cooper Industries Ltd., Class A	3,240	100,602
Emerson Electric Co.	14,627	473,915

		574,517
Scientific Instruments – Gauges & Meters — 0.1%
Agilent Technologies, Inc.(1)	6,766	137,417

		137,417
Scientific Instruments – Pollution Control — 0.3%
Republic Services, Inc.	6,204	151,440
Stericycle, Inc.(1)	1,652	85,128
Waste Management, Inc.	9,478	266,900

		503,468
Securities Brokerage & Services — 0.7%
CME Group, Inc.	1,286	400,087
E*TRADE Financial Corp.(1)	10,867	13,910
IntercontinentalExchange, Inc.(1)	1,397	159,593
NYSE Euronext	5,027	136,986
The Charles Schwab Corp.	18,082	317,158
The NASDAQ OMX Group, Inc.(1)	2,631	56,067

		1,083,801
Semiconductors & Components — 2.1%
Advanced Micro Devices, Inc.(1)	10,814	41,850
Altera Corp.	5,790	94,261
Analog Devices, Inc.	5,626	139,412
Broadcom Corp., Class A(1)	8,253	204,592
Intel Corp.	107,482	1,778,827
Linear Technology Corp.	4,285	100,055
LSI Corp.(1)	12,458	56,809
MEMC Electronic Materials, Inc.(1)	4,339	77,278

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	13

Schedule of Investments – RS S&P 500 Index VIP Series (continued)

June 30, 2009 (unaudited)	Shares	Value

Semiconductors & Components (continued)
Microchip Technology, Inc.	3,517	$79,308
Micron Technology, Inc.(1)	15,983	80,874
National Semiconductor Corp.	3,771	47,326
Texas Instruments, Inc.	24,750	527,175
Xilinx, Inc.	5,290	108,233

		3,336,000
Steel — 0.3%
AK Steel Holding Corp.	2,200	42,218
Allegheny Technologies, Inc.	1,906	66,577
Nucor Corp.	6,068	269,601
United States Steel Corp.	2,607	93,174

		471,570
Technology – Miscellaneous — 0.0%
Jabil Circuit, Inc.	4,074	30,229

		30,229
Telecommunications Equipment — 0.3%
American Tower Corp., Class A(1)	7,665	241,678
Motorola, Inc.	43,802	290,407

		532,085
Textiles Apparel & Shoes — 0.4%
Coach, Inc.	6,202	166,710
NIKE, Inc., Class B	7,584	392,699
Polo Ralph Lauren Corp.	1,087	58,198
VF Corp.	1,736	96,088

		713,695
Tobacco — 1.7%
Altria Group, Inc.	39,815	652,568
Lorillard, Inc.	3,246	219,982
Philip Morris International, Inc.	38,192	1,665,935
Reynolds American, Inc.	3,278	126,596

		2,665,081
Toys — 0.1%
Hasbro, Inc.	2,396	58,079
Mattel, Inc.	6,930	111,227

		169,306
Transportation Miscellaneous — 0.7%
Expeditors International of Washington, Inc.	4,098	136,627
United Parcel Service, Inc., Class B	19,233	961,458

		1,098,085
Truckers — 0.1%
C.H. Robinson Worldwide, Inc.	3,300	172,095

		172,095
Utilities – Electrical — 3.5%
Allegheny Energy, Inc.	3,280	84,132
Ameren Corp.	4,115	102,422
American Electric Power, Inc.	9,111	263,217
CMS Energy Corp.	4,369	52,778
Consolidated Edison, Inc.	5,269	197,166
Constellation Energy Group	3,849	102,306
Dominion Resources, Inc.	11,234	375,440
DTE Energy Co.	3,153	100,896

June 30, 2009 (unaudited)	Shares	Value

Utilities – Electrical (continued)
Duke Energy Corp.	25,147	$366,895
Dynegy, Inc., Class A(1)	9,783	22,207
Edison International	6,294	198,009
Entergy Corp.	3,659	283,646
Exelon Corp.	12,714	651,084
FirstEnergy Corp.	5,890	228,237
FPL Group, Inc.	7,900	449,194
Northeast Utilities	3,100	69,161
Pepco Holdings, Inc.	4,200	56,448
PG&E Corp.	6,981	268,350
Pinnacle West Capital Corp.	1,950	58,793
PPL Corp.	7,246	238,828
Progress Energy, Inc.	5,348	202,315
Public Service Enterprise Group, Inc.	9,782	319,187
SCANA Corp.	2,300	74,681
Southern Co.	14,984	466,901
TECO Energy, Inc.	4,110	49,032
The AES Corp.(1)	13,003	150,965
Wisconsin Energy Corp.	2,265	92,208
Xcel Energy, Inc.	8,692	160,020

		5,684,518
Utilities – Gas Distributors — 0.3%
CenterPoint Energy, Inc.	6,655	73,737
Nicor, Inc.	877	30,362
NiSource, Inc.	5,307	61,880
Questar Corp.	3,400	105,604
Sempra Energy	4,711	233,807

		505,390
Utilities – Miscellaneous — 0.0%
Integrys Energy Group, Inc.	1,499	44,955

		44,955
Utilities – Telecommunications — 3.2%
AT&T, Inc.	113,061	2,808,435
CenturyTel, Inc.	1,938	59,497
Embarq Corp.	2,740	115,244
Frontier Communications Corp.	6,009	42,904
Qwest Communications International, Inc.	28,316	117,511
Sprint Nextel Corp.(1)	55,561	267,248
Verizon Communications, Inc.	54,894	1,686,893
Windstream Corp.	8,493	71,002

		5,168,734

Total Common Stocks (Cost $169,173,507)		154,903,908

	Principal Amount	Value
U.S. Government Securities — 0.4%
U.S. Treasury Bills — 0.4%
United States Treasury Bill
0.27% due 7/9/2009(2)	$155,000	154,991
0.393% due 1/14/2010(2)	100,000	99,785
0.404% due 9/3/2009(2)	280,000	279,799

The accompanying notes are an integral part of these financial statements.

14	RS S&P 500 Index VIP Series

June 30, 2009 (unaudited)	Principal Amount	Value

U.S. Treasury Bills (continued)
0.44% due 9/15/2009(2)	$219,000	$218,805

		753,380

Total U.S. Government Securities (Cost $753,380)		753,380

	Principal Amount	Value
Repurchase Agreements — 3.0%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 6/30/2009, maturity value of $4,788,001, due 7/1/2009(3)	4,788,000	4,788,000

Total Repurchase Agreements (Cost $4,788,000)		4,788,000

Total Investments — 100.0% (Cost $174,714,887)		160,445,288

Other Liabilities, Net — 0.0%		(44,667)

Total Net Assets — 100.0%		$160,400,621

(1)	Non-income producing security.
(2)	Security is segregated as collateral to cover margin requirements on open futures contracts.

Description	Number of Contracts	Expiration	Face Value (000s)	Unrealized Depreciation
Purchased Futures Contracts
S&P 500 Index	23	9/17/2009	$5,264	$(74,440)

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value ($)
FHLB	5.648%	11/27/2037	4,887,188

ADR — American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$154,903,908	$—	$—	$154,903,908
U.S. Government Securities	—	753,380	—	753,380
Repurchase Agreements	—	4,788,000	—	4,788,000
Other Financial Instruments
Financial Futures Contracts	(74,440)	—	—	(74,440)

Total	$154,829,468	$5,541,380	$—	$160,370,848

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	15

Financial Information — RS S&P 500 Index VIP Series

Statement of Assets and Liabilities As of June 30, 2009 (unaudited)

Assets
Investments, at value	$160,445,288
Cash and cash equivalents	343
Dividends/interest receivable	213,828
Due from distributor	12,492
Receivable for fund shares subscribed	2,073

Total Assets	160,674,024
Liabilities
Payable for fund shares redeemed	137,112
Payable to adviser	33,105
Payable for variation margin	32,775
Accrued trustees’ fees	5,403
Accrued expenses/other liabilities	65,008

Total Liabilities	273,403

Total Net Assets	$160,400,621

Net Assets Consist of:
Paid-in capital	$328,385,713
Accumulated net investment income	1,701,840
Accumulated net realized loss from investments and futures contracts	(155,342,893)
Net unrealized depreciation on investments and futures contracts	(14,344,039)

Total Net Assets	$160,400,621

Investments, at Cost	$174,714,887

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	23,843,220

Net Asset Value Per Share	$6.73

Statement of Operations For the Six-Month Period Ended June 30, 2009 (unaudited)

Investment Income
Dividends	$1,918,600
Interest	2,770
Withholding taxes on foreign dividends	(141)

Total Investment Income	1,921,229

Expenses
Investment advisory fees	184,330
Custodian fees	27,827
Professional fees	24,708
Administrative service fees	20,500
Shareholder reports	7,750
Trustees’ fees and expenses	7,702
Other expenses	19,353

Total Expenses	292,170
Less: Expense waiver by distributor	(85,846)
Less: Custody credits	(91)

Total Expenses, Net	206,233

Net Investment Income	1,714,996

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized loss from investments	(3,170,821)
Net realized gain from futures contracts	613,917
Net change in unrealized appreciation/depreciation on investments	5,809,947
Net change in unrealized appreciation/depreciation on futures contracts	(189,750)

Net Gain on Investments and Futures Contracts	3,063,293

Net Increase in Net Assets Resulting from Operations	$4,778,289

The accompanying notes are an integral part of these financial statements.

16	RS S&P 500 Index VIP Series

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/09	For the Year Ended 12/31/08
Operations
Net investment income	$1,714,996	$4,782,658
Net realized loss from investments and futures contracts	(2,556,904)	(22,998,199)
Net change in unrealized appreciation/depreciation on investments and futures contracts	5,620,197	(88,102,084)

Net Increase/(Decrease) in Net Assets Resulting from Operations	4,778,289	(106,317,625)

Distributions to Shareholders
Net investment income	—	(4,857,394)

Total Distributions	—	(4,857,394)

Capital Share Transactions
Proceeds from sales of shares	9,686,591	27,355,671
Reinvestment of distributions	—	4,857,394
Cost of shares redeemed	(12,902,677)	(45,136,865)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(3,216,086)	(12,923,800)

Net Increase/(Decrease) in Net Assets	1,562,203	(124,098,819)

Net Assets

Beginning of period	158,838,418	282,937,237

End of period	$160,400,621	$158,838,418

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(13,156)

Accumulated Net Investment Income Included in Net Assets	$1,701,840	$—

Other Information:

Shares
Sold	1,636,104	3,285,277
Reinvested	—	760,156
Redeemed	(2,138,255)	(6,115,866)

Net Decrease	(502,151)	(2,070,433)

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	17

Financial Information — RS S&P 500 Index VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 6/30/09[1]	$6.52	$0.07	$0.14	$0.21	$—	$—	$—

Year Ended 12/31/08	10.71	0.21	(4.19)	(3.98)	(0.21)	—	(0.21)

Year Ended 12/31/07	10.36	0.19	0.35	0.54	(0.19)	—	(0.19)

Year Ended 12/31/06	9.12	0.16	1.24	1.40	(0.16)	—	(0.16)

Year Ended 12/31/05	8.86	0.14	0.26	0.40	(0.14)	—	(0.14)

Year Ended 12/31/04	8.14	0.14	0.72	0.86	(0.14)	—	(0.14)

The accompanying notes are an integral part of these financial statements.

18	RS S&P 500 Index VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets	Gross Ratio of Expenses to Average Net Assets[3]	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$ 6.73	3.22%	$160,401	0.28%	0.40%	2.33%	2.21%	3%

6.52	(37.16)%	158,838	0.28%	0.35%	2.02%	1.95%	8%

10.71	5.22%	282,937	0.28%	0.35%	1.72%	1.65%	3%

10.36	15.46%	268,391	0.28%	0.36%	1.72%	1.64%	2%

9.12	4.54%	219,529	0.28%	0.37%	1.61%	1.52%	2%

8.86	10.59%	202,818	0.28%	0.36%	1.75%	1.67%	1%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods of less than one year have been annualized, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS S&P 500 Index VIP Series	19

Notes to Financial Statements — RS S&P 500 Index VIP Series (unaudited)

June 30, 2009 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS S&P 500 Index VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or

20	RS S&P 500 Index VIP Series

liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

RS S&P 500 Index VIP Series	21

Notes to Financial Statements — RS S&P 500 Index VIP Series (unaudited) (continued)

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Futures Contracts

The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e.  Derivative Instruments and Hedging Activities

The Fund adopted FASB Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), effective January 1, 2009. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities.

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure at June 30, 2009.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Financial Futures Contracts	Net unrealized depreciation on investments and futures contracts*	$(74,440)

*	The cumulative depreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the six months ended June 30, 2009.

Derivative Instrument Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized gain from futures contracts	$613,917
	Net change in unrealized appreciation/ depreciation on futures contracts	$(189,750)

The Fund may, but will not necessarily, enter into derivative transactions, such as financial futures contracts, as a substitute for the purchase or sale of securities or when there is significant cash received from fund shares sold.

f.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

22	RS S&P 500 Index VIP Series

g.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

h.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

i.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

k.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2009, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.25%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.2375% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2010, to limit the Fund’s total annual fund operating expenses to 0.28% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act,

RS S&P 500 Index VIP Series	23

Notes to Financial Statements — RS S&P 500 Index VIP Series (unaudited) (continued)

receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the year ended December 31, 2008, which is the most recently completed tax year, was as follows:

Ordinary Income
$4,857,394

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2008 were as follows:

Expiring	Amount
2010	$112,662,870
2011	11,938,809
2013	549,960
2016	7,279,327

Total	$132,430,966

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency losses realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $12,764,098 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2009, was $181,595,854. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2009, aggregated $30,116,304 and $(51,266,870), respectively, resulting in net unrealized depreciation of $(21,150,566).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $3,840,942 and $4,307,795, respectively, for the six months ended June 30, 2009.

b.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked- to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	Review for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, the Trust has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 21, 2009, the date the financial statements were issued. The Trust has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

24	RS S&P 500 Index VIP Series

Notes to Financial Statements — RS S&P 500 Index VIP Series (unaudited) (continued)

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are entitled to be indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS S&P 500 Index VIP Series	25

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12-13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS Mid Cap Growth VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Large Cap Alpha VIP Series, RS Small Cap Growth Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered

“Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and

26	RS S&P 500 Index VIP Series

control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS S&P 500 Index VIP Series	27

Supplemental Information (unaudited) (continued)

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

28	RS S&P 500 Index VIP Series

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

RS S&P 500 Index VIP Series	29

Supplemental Information (unaudited) (continued)

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

30	RS S&P 500 Index VIP Series

09	SEMIANNUAL REPORT

RS Variable Products Trust

RS International Growth VIP Series

6/30/09

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS International Growth VIP Series

Gerard Callahan

Gerard Callahan has been a member of the investment management team of the Series since 2007. Gerard became Head of the UK Investment Team in 2008 and is a partner of Baillie Gifford & Co., where he has worked since 1991. He received a B.A. in Politics, Philosophy and Economics from Oxford University.

Craig Collins

Craig Collins has been a member of the investment management team of the Series since March 2008. Craig joined Baillie Gifford & Co. in 2000 and is an investment manager in the Emerging Markets Department. Craig received a BSc in Chemical Physics from Glasgow University and a Ph.D. in Chemistry from Robinson College, Cambridge in 1996 and 1999, respectively.

Joseph M. Faraday

Joseph M. Faraday has been a member of the investment management team of the Series since 2005.* Joseph joined Baillie Gifford & Co.’s graduate program in 2002 and is an investment manager in the Developed Asia (including Japan) investment team. Joseph holds an MEng in Chemical Engineering from Cambridge University.

Paul Faulkner

Paul Faulkner has been a member of the investment management team of the Series since June 2008. Paul joined Baillie Gifford & Co. in 2000 and since then has had experience with both the United Kingdom and European investment teams. Paul holds a BSc in Geology from University of Edinburgh, an MSc in Petroleum Geo-science from Imperial College, and a PhD in Geology/Geophysics from Cambridge University.

*	Includes service as the portfolio manager of the Series’ Predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Series.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS International Growth VIP Series	3

RS International Growth VIP Series (continued)

Highlights

➢

While economic concerns weighed on international equity performance in the early months of 2009, markets rallied in the second quarter as governments around the world continued to implement packages designed to jumpstart global economic activity.

➢

RS International Growth VIP Series delivered positive absolute performance during the period while also outperforming the MSCI EAFE Index[2] and the MSCI EAFE Growth Index[3]. (NOTE: relative performance comments are based on attribution versus the MSCI EAFE Index)

➢

From a geographic standpoint, stock selection in Developed Asia was the largest contributor to relative out-performance. Elsewhere relative returns were dampened by stock selection and an overweighting in the lagging French market.

Market Overview

While international stock markets started out the year on a weak note, most delivered very strong performance in the second quarter as global trade volumes and production levels picked up. Notably, there were signs of improving economic growth in China and a number of the emerging markets, as well as indications of economic stabilization in other parts of the world. Against this backdrop, some of the cash that had been building on the sidelines began to return to the equity markets, with the majority of this capital targeting the emerging markets and the developed markets of Asia. The performance of the Chinese market has been particularly strong, even though skeptics have pointed out that the recent uptick in domestic lending could account for much of the marginal increase in investment flows there. While we have been pleased to see evidence of some improving economic fundamentals, we caution that recent stock market advances, especially in the developed markets, may not be supported by significant improvements in underlying economic conditions, which in most cases remain fragile.

Performance

RS International Growth VIP Series returned 11.32% in the six-month period ended June 30, 2009, while the MSCI EAFE Index returned 8.42% and the MSCI EAFE Growth Index returned 6.73%.

Portfolio Review

As active investors, we target companies that we believe enjoy sustainable competitive advantages that may help them sustain above-average earnings growth, since it is our view that share prices follow earnings growth over the medium- to long-term. Our international portfolios are managed on a bottom-up basis, meaning that we select investments by analyzing underlying business fundamentals and then constructing concentrated portfolios of the most attractive stocks we identify in each region.

In the first half of 2009, the Fund’s outperformance relative to the benchmark was fueled in part by stock selection in the developed markets of Asia, notably in Japan and Hong Kong. Among individual holdings, top contributors included Bank of China (Hong Kong), and the stock and futures market exchange company Hong Kong Exchanges & Clearing. Financial stocks rallied in the second quarter as investors began to hope that coordinated U.S. and European policy measures might work to stimulate economic growth and stabilize the banking system. Nonetheless, the likelihood of increased financial regulation remained a concern for investors in this area.

Australian conglomerate Wesfarmers, which owns everything from supermarkets to coal mines, was another positive contributor for the six-month period. The company continues to shed underperforming businesses as it continues to restructure the Coles supermarket chain it acquired in 2007.

In other market sectors, the Fund’s energy stocks benefited from the resurgence in oil prices as well as from hopes for improved global demand. Oil services companies John Wood Group (U.K.) and Seadrill (Norway) were notable outperformers, as was Petrobras, which, despite deregulation, remains the monopoly supplier of oil and refined products in Brazil.

Stock selection in the industrials sector also helped relative outperformance, due in part to our investments in two elevator and escalator manufacturers, Kone (Finland) and Schindler (Switzerland). Additionally, Atlas Copco, a Swedish manufacturer of industrial compressors, was another solid contributor. All of these

4	RS International Growth VIP Series

companies have benefited from strength in their service and maintenance after-market businesses.

During the second quarter market rally, traditionally defensive stocks lagged the market, as did shares of telecommunications, health care, and consumer staples companies. Meanwhile, the Fund’s relative performance was hurt by an overweight investment in Groupe Bruxelles Lambert SA (GBL), a Belgium-based holding company that owns interests in a variety of European companies, from energy firm Total to consumer products company Pernod. The weaker consumer spending environment also overshadowed French cosmetics company L’Oreal, another detractor for the period.

Outlook

We remain quite optimistic on the near-term outlook for international equity markets, mainly because of our view that government stimulus policies will likely work and that any near-term weakness is already largely reflected in share prices. Because we believe that investor optimism may be more broadly reflected in the market now than it was at the beginning of the second quarter, we have focused on more secular growth stories, which we believe were left behind as early cyclical stocks led the recent market rally. Nonetheless, our primary criterion as we look for new investments is to find quality growth companies with strong balance sheets that are also positioned to take market share from weaker competitors.

Sincerely,

Gerard Callahan	Craig Collins
Co-Portfolio Manager	Co-Portfolio Manager

Paul Faulkner	Joseph Faraday
Co-Portfolio Manager	Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty, and greater volatility.

RS International Growth VIP Series	5

RS International Growth VIP Series (continued)

Total Net Assets: $205,514,267	Data as of June 30, 2009

Geographical Location[1]

Top Ten Holdings[1]

Holding	Country	Percentage of Total Net Assets
Essilor International S.A.	France	2.88%
Atlas Copco AB, Class B	Sweden	2.74%
Nestle S.A.	Switzerland	2.49%
Kone Oyj, Class B	Finland	2.32%
Groupe Bruxelles Lambert S.A.	Belgium	2.23%
Total S.A.	France	2.10%
Svenska Handelsbanken AB, Class A	Sweden	1.93%
Investor AB, Class B	Sweden	1.83%
Vodafone Group PLC	United Kingdom	1.81%
L’Oreal S.A.	France	1.80%
Total		22.13%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

2	The Morgan Stanley Capital International (MSCI) Index for Europe, Australasia, and Far East (EAFE) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike the Fund, the index does not incur fees or expenses.

3	The Morgan Stanley Capital International (MSCI) Growth Index for Europe, Australasia, and Far East (EAFE) is generally considered to be representative of international stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	RS International Growth VIP Series

Performance Update Average Annual Returns as of 6/30/09

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
RS International Growth VIP Series	2/8/91	11.32%	-31.49%	-6.37%	3.45%	1.05%	6.34%
MSCI EAFE Index[2]		8.42%	-30.96%	-7.51%	2.79%	1.59%	4.98%
MSCI EAFE Growth Index[3]		6.73%	-33.36%	-7.03%	2.55%	-0.27%	3.14%

Since inception performance for the indexes is measured from 1/31/91, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS International Growth VIP Series, in the MSCI EAFE Index, and in the MSCI EAFE Growth Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends. The MSCI EAFE Index was added on May 1, 2009 to RS International Growth VIP Series for a general comparison to an additional broad based international index.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Baillie Gifford International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.91%. For more information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS International Growth VIP Series	7

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During Period* 1/1/09-6/30/09	Expense Ratio During Period 1/1/09-6/30/09
Based on Actual Return	$1,000.00	$1,113.20	$4.94	0.94%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.12	$4.72	0.94%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8	RS International Growth VIP Series

Schedule of Investments – RS International Growth VIP Series

June 30, 2009 (unaudited)	Shares	Value

Common Stocks — 95.2%
Australia — 6.9%
AMP Ltd.	208,540	$817,052
Aristocrat Leisure Ltd.	245,650	748,472
Australia & New Zealand Banking Group Ltd.	131,593	1,743,930
BHP Billiton Ltd.	81,188	2,224,213
Brambles Ltd.	466,378	2,232,861
Fosters Group Ltd.	340,083	1,409,101
Rio Tinto Ltd.	9,875	412,491
Wesfarmers Ltd.	98,006	1,784,447
Woodside Petroleum Ltd.	27,900	963,833
Woolworths Ltd.	88,841	1,884,842

		14,221,242
Belgium — 2.2%
Groupe Bruxelles Lambert S.A.	62,539	4,584,431

		4,584,431
Denmark — 4.5%
A.P. Moller-Maersk A/S, Class B	206	1,234,260
Carlsberg A/S, Class B	54,115	3,471,502
DSV A/S(1)	120,500	1,494,608
Jyske Bank A/S(1)	57,894	1,657,554
Novozymes A/S, Class B	17,134	1,393,914

		9,251,838
Finland — 3.2%
Kone Oyj, Class B	155,100	4,762,718
Sampo Oyj, A Shares	93,538	1,768,601

		6,531,319
France — 10.0%
Essilor International S.A.	123,820	5,921,158
Legrand S.A.	78,839	1,725,202
L’Oreal S.A.	49,406	3,708,578
Neopost S.A.	28,813	2,594,500
Sanofi-Aventis	40,230	2,377,167
Total S.A.	79,613	4,315,050

		20,641,655
Germany — 3.2%
Celesio AG	95,311	2,189,416
Deutsche Boerse AG	15,839	1,232,661
Deutsche Post AG	118,085	1,541,824
SAP AG	41,100	1,657,076

		6,620,977
Hong Kong — 4.8%
BOC Hong Kong Holdings Ltd.	1,812,000	3,152,712
Cheung Kong Holdings Ltd.	157,000	1,791,126
Esprit Holdings Ltd.	233,000	1,300,493
Hang Lung Properties Ltd.	281,000	909,108
Hong Kong Exchanges & Clearing Ltd.	92,600	1,432,457
Li & Fung Ltd.	231,000	612,328
Midland Holdings Ltd.	1,028,000	619,792

		9,818,016
Ireland — 0.3%
Allied Irish Banks PLC	254,080	610,563

		610,563

June 30, 2009 (unaudited)	Shares	Value

Italy — 1.4%
Intesa Sanpaolo(1)	336,090	$1,086,075
UniCredito Italiano SpA(1)	667,828	1,689,125

		2,775,200
Japan — 18.8%
AEON Co. Ltd.	255,400	2,520,021
Asahi Breweries Ltd.	114,100	1,635,022
Canon, Inc.	109,800	3,586,508
Chugai Pharmaceutical Co. Ltd.	56,700	1,078,935
Hirose Electric Co. Ltd.	9,500	1,013,529
Hitachi High-Technologies Corp.	53,600	910,686
INPEX Corp.	237	1,889,645
Japan Petroleum Exploration Co. Ltd.	12,100	669,731
Japan Tobacco, Inc.	1,003	3,135,208
Kao Corp.	29,000	631,051
Kyocera Corp.	26,000	1,951,926
Mitsubishi Electric Corp.	241,000	1,523,150
Mitsui & Co. Ltd.	180,000	2,132,942
Mitsui O.S.K. Lines Ltd.	119,000	769,018
Mitsui Sumitomo Insurance Group Holdings, Inc.	75,500	1,975,138
Olympus Corp.	80,000	1,883,947
Rakuten, Inc.	1,007	606,797
Rohm Co. Ltd.	20,000	1,458,759
SMC Corp.	13,500	1,449,553
Sumitomo Realty & Development Co. Ltd.	126,000	2,300,594
Tokio Marine Holdings, Inc.	122,800	3,371,669
Tokyo Electron Ltd.	13,100	632,205
Toyota Motor Corp.	28,500	1,077,795
Trend Micro, Inc.	16,000	510,905

		38,714,734
Netherlands — 2.0%
ASML Holding N.V.	71,200	1,543,252
Heineken Holding N.V.	80,292	2,565,402

		4,108,654
Norway — 0.8%
Seadrill Ltd.	107,066	1,541,920

		1,541,920
Russia — 1.2%
Mobile TeleSystems, ADR	23,700	875,241
OAO Gazprom, ADR	78,550	1,595,056

		2,470,297
Singapore — 1.6%
DBS Group Holdings Ltd.	219,000	1,775,465
Keppel Corp. Ltd.	305,000	1,445,737

		3,221,202
South Korea — 0.7%
Samsung Electronics Co. Ltd.	3,200	1,479,567

		1,479,567
Sweden — 6.5%
Atlas Copco AB, Class B	619,157	5,624,912
Investor AB, Class B	243,258	3,761,387
Svenska Handelsbanken AB, Class A	208,667	3,956,996

		13,343,295

The accompanying notes are an integral part of these financial statements.

RS International Growth VIP Series	9

Schedule of Investments – RS International Growth VIP Series (continued)

June 30, 2009 (unaudited)	Shares	Value

Switzerland — 9.7%
Basilea Pharmaceutica(1)	10,320	$885,009
Geberit AG	14,434	1,778,405
Nestle S.A.	135,480	5,115,513
Schindler Holding AG	43,320	2,694,859
Straumann Holding AG	13,600	2,481,668
Swiss Life Holding AG(1)	7,482	647,568
Swiss Re (Reg S)	42,852	1,423,864
Swisscom AG	6,488	1,996,493
UBS AG(1)	237,813	2,919,964

		19,943,343
Taiwan — 1.7%
Hon Hai Precision Industry Co. Ltd., GDR (Reg S)	284,078	1,724,819
Taiwan Semiconductor Mfg. Co. Ltd., ADR	191,111	1,798,355

		3,523,174
United Kingdom — 15.7%
Amec PLC	117,147	1,262,338
Autonomy Corp. PLC(1)	23,867	565,522
BG Group PLC	159,790	2,690,815
Cadbury PLC	91,000	777,840
Cairn Energy PLC(1)	39,568	1,529,917
Capita Group PLC	163,919	1,932,732
GlaxoSmithKline PLC	188,677	3,332,662
Hays PLC	699,000	988,243
Imperial Tobacco Group PLC	121,400	3,159,745
John Wood Group PLC	392,018	1,726,016
Johnson Matthey PLC	50,616	961,171
Lonmin PLC	38,609	748,345
Pearson PLC	52,100	524,662
Reed Elsevier PLC	247,695	1,850,446
Royal Dutch Shell PLC, Class A	58,500	1,467,432
SABMiller PLC	37,000	755,464
Smith & Nephew PLC	148,000	1,098,774
Standard Chartered PLC	121,000	2,275,166
The Weir Group PLC	107,700	822,105
Vodafone Group PLC	1,907,800	3,710,557

		32,179,952

Total Common Stocks (Cost $204,747,025)		195,581,379

June 30, 2009 (unaudited)	Shares	Value

Preferred Stocks — 1.8%
Brazil — 1.8%
Itau Unibanco Holding S.A., ADR	95,400	$1,510,182
Petroleo Brasileiro S.A., ADR	66,400	2,215,104

		3,725,286

Total Preferred Stocks (Cost $2,497,076)		3,725,286

	Principal Amount	Value

Repurchase Agreements — 2.5%
State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2009, maturity value of $5,258,000, due 7/1/2009(2)	$5,258,000	5,258,000

Total Repurchase Agreements (Cost $5,258,000)		5,258,000

Total Investments — 99.5% (Cost $212,502,101)		204,564,665

Other Assets, Net — 0.5%		949,602

Total Net Assets — 100.0%		$205,514,267

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value ($)
U.S. Treasury Note	4.125%	8/31/2012	5,363,347

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$2,673,596	$192,907,783	*	$—	$195,581,379
Preferred Stocks	3,725,286	—		—	3,725,286
Repurchase Agreements	—	5,258,000		—	5,258,000

Total	$6,398,882	$198,165,783		$—	$204,564,665

*	Consists of certain foreign securities whose values were determined by a pricing service as a result of movement in the U.S. markets that exceeded a specified threshold. These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.

10	RS International Growth VIP Series

Financial Information — RS International Growth VIP Series

Statement of Assets and Liabilities As of June 30, 2009 (unaudited)

Assets
Investments, at value	$204,564,665
Cash and cash equivalents	452
Foreign currency, at value	87,069
Dividends receivable	804,009
Receivable for investments sold	419,676
Receivable for fund shares subscribed	30,257

Total Assets	205,906,128

Liabilities
Payable for fund shares redeemed	187,689
Payable to adviser	135,880
Accrued trustees’ fees	5,637
Accrued expenses/other liabilities	62,655

Total Liabilities	391,861

Total Net Assets	$205,514,267

Net Assets Consist of:
Paid-in capital	$231,322,947
Accumulated net investment income	2,613,287
Accumulated net realized loss from investments and foreign currency transactions	(20,492,336)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(7,929,631)

Total Net Assets	$205,514,267

Investments, at Cost	$212,502,101

Foreign Currency, at Cost	$86,983

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	14,407,328

Net Asset Value Per Share	$14.26

Statement of Operations For the Six-Month Period Ended June 30, 2009 (unaudited)

Investment Income
Dividends	$3,988,111
Interest	165
Withholding taxes on foreign dividends	(388,486)

Total Investment Income	3,599,790

Expenses
Investment advisory fees	725,357
Custodian fees	63,785
Professional fees	27,077
Administrative service fees	19,738
Trustees’ fees and expenses	8,237
Other expenses	10,333

Total Expenses	854,527
Less: Custody credits	(159)

Total Expenses, Net	854,368

Net Investment Income	2,745,422

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized loss from investments	(13,812,600)
Net realized loss from foreign currency transactions	(25,505)
Net change in unrealized appreciation/depreciation on investments	33,182,501
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	23,413

Net Gain on Investments and Foreign Currency Transactions	19,367,809

Net Increase in Net Assets Resulting from Operations	$22,113,231

The accompanying notes are an integral part of these financial statements.

RS International Growth VIP Series	11

Financial Information — RS International Growth VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/09	For the Year Ended 12/31/08

Operations
Net investment income	$2,745,422	$5,233,437
Net realized gain/(loss) from investments and foreign currency transactions	(13,838,105)	4,100,375
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	33,205,914	(142,864,324)

Net Increase/(Decrease) in Net Assets Resulting from Operations	22,113,231	(133,530,512)

Distributions to Shareholders
Net investment income	—	(5,010,386)
Net realized gain on investments	—	(6,314,872)

Total Distributions	—	(11,325,258)

Capital Share Transactions
Proceeds from sales of shares	15,925,448	49,086,660
Reinvestment of distributions	—	11,325,258
Cost of shares redeemed	(21,221,081)	(45,827,254)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(5,295,633)	14,584,664

Net Increase/(Decrease) in Net Assets	16,817,598	(130,271,106)

Net Assets

Beginning of period	188,696,669	318,967,775

End of period	$205,514,267	$188,696,669

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(132,135)

Accumulated Net Investment Income Included in Net Assets	$2,613,287	$—

Other Information:

Shares
Sold	1,306,529	2,949,692
Reinvested	—	915,543
Redeemed	(1,630,183)	(2,373,461)

Net Increase/(Decrease)	(323,654)	1,491,774

The accompanying notes are an integral part of these financial statements.

12	RS International Growth VIP Series

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RS International Growth VIP Series	13

Financial Information — RS International Growth VIP Series (continued)

The financial highlights table is intended to help you understand the Fund's financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 6/30/09¹	$12.81	$0.19	$1.26	$1.45	$—	$—	$—

Year Ended 12/31/08	24.09	0.42	(10.88)	(10.46)	(0.36)	(0.46)	(0.82)

Year Ended 12/31/07	21.69	0.29	2.94	3.23	(0.83)	—	(0.83)

Year Ended 12/31/06	17.80	0.20	3.92	4.12	(0.23)	—	(0.23)

Year Ended 12/31/05	15.60	0.22	2.24	2.46	(0.26)	—	(0.26)

Year Ended 12/31/04	13.40	0.16	2.08	2.24	(0.04)	—	(0.04)

The accompanying notes are an integral part of these financial statements.

14	RS International Growth VIP Series

Net Asset Value, End of Period	Total Return²	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets³	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets³	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$14.26	11.32%	$205,514	0.94%	0.94%	3.03%	3.03%	12%

12.81	(43.28)%	188,697	0.91%	0.91%	2.03%	2.03%	38%

24.09	15.02%	318,968	0.96%	0.96%	1.14%	1.14%	27%

21.69	23.43%	280,371	1.04%	1.04%	1.06%	1.06%	22%

17.80	16.02%	210,859	1.05%	1.05%	1.30%	1.30%	28%

15.60	16.72%	189,858	1.01%	1.01%	1.03%	1.03%	24%

Distributions reflect actual per–share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total return for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS International Growth VIP Series	15

Notes to Financial Statements — RS International Growth VIP Series (unaudited)

June 30, 2009 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS International Growth VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts. Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.

16	RS International Growth VIP Series

Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not

RS International Growth VIP Series	17

Notes to Financial Statements — RS International Growth VIP Series (unaudited) (continued)

they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the

dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

g.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

h.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian

18	RS International Growth VIP Series

expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

i.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

k.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Amount Outstanding at 6/30/09	Average Borrowing*	Average Interest Rate*
$—	$3,331,272	0.74%

*	For the six months ended June 30, 2009.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.80%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at an annual rate of 0.76% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Fund subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the rate of 0.40% of the average daily net assets of the Fund is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 1.04% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

RS International Growth VIP Series	19

Notes to Financial Statements — RS International Growth VIP Series (unaudited) (continued)

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the year ended December 31, 2008, which is the most recently completed tax year, was as follows:

Ordinary Income	Long-Term Capital Gains
$5,010,386	$6,314,872

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2008 was as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$24,807	$104,940

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers and no capital loss carryovers are available for use in future offsets.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $6,759,170 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2009, was $212,644,719. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2009, aggregated $32,091,617 and $(40,171,671), respectively, resulting in net unrealized depreciation of $(8,080,054).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $22,163,609 and $24,667,130, respectively, for the six months ended June 30, 2009.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will

20	RS International Growth VIP Series

typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	Review for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, the Trust has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 21, 2009, the date the financial statements were issued. The Trust has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are entitled to be indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS International Growth VIP Series	21

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12-13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS Mid Cap Growth VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Large Cap Alpha VIP Series, RS Small Cap Growth Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

22	RS International Growth VIP Series

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement,

RS International Growth VIP Series	23

Supplemental Information (unaudited) (continued)

showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an

24	RS International Growth VIP Series

examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

RS International Growth VIP Series	25

Supplemental Information (unaudited) (continued)

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

26	RS International Growth VIP Series

09	SEMIANNUAL REPORT

RS Variable Products Trust

RS Emerging Markets VIP Series

6/30/09

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Emerging Markets VIP Series

Edward H. Hocknell

Edward H. Hocknell has been a member of the investment management team of the Series since its inception.* Edward is a director of BG Overseas and a partner of Baillie Gifford & Co., where he has worked since 1984. Edward holds a B.A. from Oxford University.

Richard E. Sneller

Richard E. Sneller has been a member of the investment management team of the Series since inception.* He joined Baillie Gifford in 1994 and is an investment manager in the Emerging Markets investment team. Richard is a partner of Baillie Gifford & Co. He holds a BSc (Econ) in Statistics from the London School of Economics and an MSc in investment analysis from Stirling University.

William Sutcliffe

William Sutcliffe has managed the Series since 2001*. He joined Baillie Gifford in 1999 and is an investment manager in the Emerging Markets investment team. William holds an M.A. in History from Glasgow University.

*	Includes service as portfolio manager of the Fund’s predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢

Emerging markets enjoyed excellent performance in the first six months of 2009 despite a challenging global economic backdrop in the first quarter. Most emerging market stock indices also outperformed their developed market peers over the period.

➢	RS Emerging Markets VIP Series delivered very strong absolute performance over the six-month period, while also outperforming the benchmark MSCI Emerging Markets Free Index.

➢

Fund performance relative to the index was supported in particular by stock selection in China, as well as in India, Taiwan, and Brazil. On a negative note, stock selection in South Korea weighed on relative returns.

Market Overview

Emerging markets enjoyed excellent performance in the first six months of 2009, with most of the gains coming in the second quarter. While all regions posted stellar returns, the outperformance of the BRIC countries (Brazil, Russia, India, and China) was notable. The

RS Emerging Markets VIP Series	3

RS Emerging Markets VIP Series (continued)

Chinese market has been particularly strong, even though skeptics have pointed out that the recent uptick in domestic lending could account for much of the marginal increase in investment flows there. Meanwhile, Russia and Brazil also benefited from a resurgence in commodities prices later in the period. Indian shares also surged, fueled in part by a larger-than-expected general election victory for India’s incumbent party, which could set the stage for greater government stability and potential market-friendly reforms over the next few years. In other positive political developments, the cross-straits relationship between Taiwan and mainland China improved significantly, which could provide greater political stability as well as expanded business opportunities in both areas.

Meanwhile, coordinated actions by the G20 governments and the International Monetary Fund helped to avert fears of a full-blown global economic crisis. Outside of several peripheral cases, such as Latvia and Hungary, most emerging market economies, currencies, and financial systems held up relatively well through the period. Indeed, many emerging market governments have found themselves in the enviable position of being able to counteract weakening economic activity through significant fiscal and monetary stimuli.

Performance

RS Emerging Markets VIP Series returned 43.56% in the six-month period ending June 30, 2009, outperforming a 36.22% return by the MSCI Emerging Markets Free Index. The Fund’s relative performance benefited from stock selection in the energy and technology sectors, as well as from overweight exposure to the technology and consumer discretionary areas. A small residual cash position also dampened relative performance during the second quarter market rally.

Portfolio Review

As bottom-up investors, we continue to select investments for the Fund on a stock-by-stock basis. Consequently, the Fund’s relative regional and sector weightings are primarily the result of our stock selection process, rather than based on broad allocation decisions.

As previously mentioned, both the Chinese and the Indian markets delivered very strong performance over the period. Stock selection in China was a significant positive contributor to relative returns, due in part to overweight positions in oil company CNPC (Hong Kong) and Internet search-engine company Baidu. Both stocks performed well over the period.

While the Fund’s overall positioning did not change significantly in the first half of the year, we did move to an overweight position in India relative to the benchmark index. The Indian economy has shown itself to be admirably resilient in these difficult times. Moreover, a sell-off in the Indian stock market last year provided us with opportunities to invest in a number of Indian companies that we had long admired but which had traded at prohibitive valuations. As shares prices retreated, we were able to add exposure to companies such as low-cost steel producer Jindal Steel and Power, Indian financial services company Reliance Capital and motorbike manufacturer Hero Honda. All three of these holdings ranked among the Fund’s top twenty contributors in the first half of 2009.

Other positive contributors to relative performance included a number of the Fund’s lesser-known emerging market holdings, including Chinese battery maker BYD and Dragon Oil, an oil and gas company with assets in the Caspian Sea.

On a negative note, the South Korean market was an obvious laggard over the quarter. Despite the Fund’s underweight exposure to that country, our overweight investments in semiconductor manufacturer Samsung Electronics and retailer Shinsegae detracted from relative performance.

Additionally, two of our Mexican investments, Latin American mobile telecommunications operator America Movil and supermarket chain Wal-Mart de Mexico delivered lagging performance for the period, due in part to investor concerns over how the swine-flu outbreak might impact the broader Mexican economy.

4	RS Emerging Markets VIP Series

Outlook

As we look ahead, one key consideration is whether the emerging markets now look as attractive following their recent gains. It is worth noting that despite the recent rally most stocks remain well below where they traded a year ago. Moreover, valuations in the emerging markets are still below their average levels of the past decade or more. It seems likely to us that near-term profits will suffer from cyclical weakness, and we anticipate some period of consolidation following recent market gains. Nonetheless, we believe the longer-term attractions of the emerging markets remain intact. Indeed, we believe there is growing evidence that the region as a whole is not only surviving the current downturn far better than it has in past cycles, but that many emerging market economies may rebound from this economic downturn sooner, and with lower price tags, than will their Western counterparts.

Sincerely,

Richard Sneller Co-Portfolio Manager	Edward H. Hocknell Co-Portfolio Manager

William Sutcliffe Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our Web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussion of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

RS Emerging Markets VIP Series	5

RS Emerging Markets VIP Series (continued)

Total Net Assets: $107,793,969	Data as of June 30, 2009

Geographical Location[1]

Top Ten Holdings[1]

Company	Country	Percentage of Total Net Assets
Samsung Electronics Co. Ltd.	South Korea	4.48%
Petroleo Brasileiro S.A., ADR	Brazil	3.77%
BYD Co. Ltd., H shares	People’s Republic of China	2.85%
Dragon Oil PLC	Other Emerging Markets Countries	2.77%
Turkiye Garanti Bankasi A.S.	Turkey	2.70%
America Movil SAB de C.V., ADR, Series L	Mexico	2.30%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	2.28%
Hon Hai Precision Industry Co. Ltd.	Taiwan	2.28%
Reliance Capital Ltd.	India	2.21%
OGX Petroleo e Gas Participacoes S.A.	Brazil	2.13%
Total		27.77%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

2	The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is generally considered to be representative of the stock market activity of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees.

6	RS Emerging Markets VIP Series

Performance Update Average Annual Returns as of 6/30/09

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
RS Emerging Markets VIP Series	10/17/94	43.56%	-28.67%	3.70%	16.73%	12.16%	8.50%
MSCI EMF Index[2]		36.22%	-27.82%	3.27%	15.08%	9.02%	4.39%

Since inception performance for the index is measured from 9/30/94, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in the RS Emerging Markets VIP Series and the MSCI EMF Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to Baillie Gifford Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 1.18%. For more information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Emerging Markets VIP Series	7

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During Period* 1/1/09-6/30/09	Expense Ratio During Period 1/1/09-6/30/09
Based on Actual Return	$1,000.00	$1,435.60	$8.38	1.39%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,017.91	$6.94	1.39%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8	RS Emerging Markets VIP Series

Schedule of Investments – RS Emerging Markets VIP Series

June 30, 2009 (unaudited)	Shares	Value

Common Stocks — 87.7%
Brazil — 6.1%
BM&F BOVESPA S.A.	107,900	$648,666
B2W Companhia Global do Varejo	37,500	710,194
Cia Brasileira de Meios de Pagamento(1)	62,800	540,026
Lojas Renner S.A.	89,200	984,182
OGX Petroleo e Gas Participacoes S.A.	4,500	2,294,621
Vale S.A., ADR	80,000	1,410,400

		6,588,089
Chile — 0.5%
Sociedad Quimica y Minera de Chile S.A., ADR	13,600	492,184

		492,184
Czech Republic — 0.4%
CEZ A.S.	10,085	454,278

		454,278
Egypt — 0.1%
Egyptian Financial Group-Hermes Holding	16,950	67,805

		67,805
India — 9.1%
ACC Ltd.	45,000	724,923
Bharat Heavy Electricals Ltd.	14,000	648,998
Hero Honda Motors Ltd.	48,000	1,397,047
Housing Development Finance Corp., Ltd.(1)	26,700	1,309,025
Jindal Steel & Power Ltd.	37,300	1,951,946
Mahindra & Mahindra Ltd.	15,220	219,640
Reliance Capital Ltd.	126,550	2,381,978
Reliance Industries Ltd.(1)	28,958	1,222,395

		9,855,952
Indonesia — 5.1%
PT Astra International Tbk	635,500	1,475,518
PT Bank Mandiri	5,092,500	1,577,128
PT Bank Rakyat Indonesia	2,073,000	1,270,993
PT Indosat Tbk(1)	102,000	49,535
PT Telekomunikasi Indonesia	1,521,200	1,126,142

		5,499,316
Mexico — 5.2%
America Movil SAB de C.V., ADR, Series L	64,000	2,478,080
Fomento Economico Mexicano S.A.B de C.V., ADR	29,100	938,184
Grupo Financiero Banorte S.A.B. de C.V.	422,636	1,023,833
Wal-Mart de Mexico S.A.B. de C.V.	395,042	1,171,484

		5,611,581
People’s Republic of China — 21.0%
Baidu, Inc., ADR(1)	5,600	1,686,104
Bank of China Ltd., H shares	3,973,000	1,881,386
BYD Co. Ltd., H shares(1)	770,000	3,069,671
China Construction Bank Corp., H shares	2,749,000	2,114,698

June 30, 2009 (unaudited)	Shares	Value
People’s Republic of China (continued)
China Insurance International Holdings Co. Ltd.(1)	532,000	$1,115,392
China Merchants Bank Co. Ltd., H shares	676,050	1,529,102
China Mobile Ltd.	129,000	1,291,599
China National Building Material Co. Ltd., H shares	318,000	611,403
China Resources Enterprise Ltd.	586,000	1,173,628
China Shenhua Energy Co. Ltd., H shares	509,500	1,848,357
China Unicom Ltd.	1,366,000	1,812,729
CNPC Hong Kong Ltd.	1,660,000	1,372,809
GOME Electrical Appliances Holdings Ltd.	7,067,000	1,728,972
Inspur International Ltd.	3,715,000	636,741
Parkson Retail Group Ltd.	545,000	781,872

		22,654,463
Poland — 0.1%
International Personal Finance	67,404	81,462

		81,462
Russia — 4.5%
Gazprom, ADR	103,200	2,095,605
Mobile TeleSystems, ADR	12,700	469,011
Rosneft Oil Co., GDR(1)	233,000	1,272,853
Vimpel-Communications, ADR(1)	36,400	428,428
X5 Retail Group N.V., GDR (Reg S)(1)	36,620	561,286

		4,827,183
South Africa — 3.4%
Lonmin PLC	35,431	686,746
Massmart Holdings Ltd.	85,928	891,718
Naspers Ltd., N shares	81,290	2,140,881

		3,719,345
South Korea — 10.3%
Cheil Industries, Inc.	28,400	1,019,369
Hyundai Development Co.	30,700	966,376
KB Financial Group, Inc.(1)	31,000	1,033,504
NHN Corp.(1)	7,400	1,020,044
Samsung Electronics Co. Ltd.	8,246	3,812,658
Samsung Fire & Marine Insurance Co. Ltd.	11,600	1,705,401
Shinsegae Co. Ltd.	3,850	1,521,423

		11,078,775
Taiwan — 12.3%
Advanced Semiconductor Engineering, Inc.	993,000	574,305
China Life Insurance Co. Ltd.(1)	2,372,040	1,113,716
Chinatrust Financial Holding Co. Ltd.	1,024,000	615,136
Evergreen Marine Corp.	1,783,000	885,734
Far Eastern Department Stores Ltd.	1,592,281	1,557,524
High Tech Computer Corp.	58,900	827,664
Hon Hai Precision Industry Co. Ltd.	800,563	2,455,107
MediaTek, Inc.	96,000	1,139,754
Polaris Securities Co. Ltd.	1,188,000	595,021
SinoPac Financial Holdings Co. Ltd.	1,693,000	589,932
Taiwan Cement Corp.	470,000	447,640

The accompanying notes are an integral part of these financial statements.

RS Emerging Markets VIP Series	9

Schedule of Investments – RS Emerging Markets VIP Series (continued)

June 30, 2009 (unaudited)	Shares	Value
Taiwan (continued)
Taiwan Semiconductor Manufacturing Co. Ltd.	1,499,886	$2,461,613

		13,263,146
Thailand — 1.5%
Bank of Ayudhya Public Co. Ltd.	3,826,700	1,618,912

		1,618,912
Turkey — 4.6%
Turkiye Garanti Bankasi A.S.(1)	1,090,500	2,915,057
Turkiye Is Bankasi	692,548	2,015,057

		4,930,114
Vietnam — 0.3%
Vietnam Resource Investments Holdings Ltd.(2)	61,000	335,500

		335,500
Other African Countries — 0.4%
Kenmare Resources PLC(1)	1,390,494	435,482

		435,482
Other Emerging Markets Countries — 2.8%
Dragon Oil PLC(1)	497,590	2,987,018

		2,987,018

Total Common Stocks (Cost $78,862,227)		94,500,605

	Shares	Value
Preferred Stocks — 11.3%
Brazil — 9.4%
All America Latina Logistica (Units)	118,900	732,392
Banco Bradesco S.A.	110,697	1,637,152
Bradespar S.A.	54,300	709,405
Companhia Energetica de Minas Gerais	46,625	626,981
Itausa-Investimentos Itau S.A.	410,344	1,826,078
NET Servicos de Comunicacao S.A.(1)	57,300	555,601
Petroleo Brasileiro S.A., ADR	99,124	4,062,102

		10,149,711
Colombia — 1.0%
BanColombia S.A., ADR (Reg S)	34,100	1,040,050

		1,040,050

June 30, 2009 (unaudited)	Shares	Value
South Korea — 0.9%
Samsung Electronics Co. Ltd.	3,334	$1,016,579

		1,016,579

Total Preferred Stocks (Cost $7,602,044)		12,206,340

	Warrants	Value
Warrants — 0.0%
Vietnam — 0.0%
Vietnam Resource Investments Holdings Ltd.(1)(2)	9,100	136

		136

Total Warrants (Cost $0)		136

	Principal Amount	Value
Repurchase Agreements — 0.1%
State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2009, maturity value of $147,000, due 7/1/2009(3)	$147,000	147,000

Total Repurchase Agreements (Cost $147,000)		147,000

Total Investments — 99.1% (Cost $86,611,271)		106,854,081

Other Assets, Net — 0.9%		939,888

Total Net Assets — 100.0%		$107,793,969

(1)	Non-income producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value ($)
U.S. Treasury Bill	0.00%	12/24/2009	154,737

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$7,902,391	$86,598,214	*	$—	$94,500,605
Preferred Stocks	5,102,152	7,104,188	*	—	12,206,340
Warrants	—	136		—	136
Repurchase Agreements	—	147,000		—	147,000

Total	$13,004,543	$93,849,538		$—	$106,854,081

*	Consists of certain foreign securities whose values were determined by a pricing service as a result of movement in the U.S. markets that exceeded a specified threshold. These investments in securities, common stocks with a value of $86,262,714 and preferred stock with a value of $7,104,188, were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.

10	RS Emerging Markets VIP Series

Financial Information — RS Emerging Markets VIP Series

Statement of Assets and Liabilities As of June 30, 2009 (unaudited)

Assets
Investments, at value	$106,854,081
Cash and cash equivalents	645
Foreign currency, at value	1,165,491
Receivable for investments sold	961,541
Dividends/interest receivable	419,158
Receivable for fund shares subscribed	5,626

Total Assets	109,406,542

Liabilities
Payable for investments purchased	903,021
Accrued foreign capital gains tax	396,189
Payable for fund shares redeemed	156,406
Payable to adviser	89,091
Accrued trustees’ fees	4,206
Accrued expenses/other liabilities	63,660

Total Liabilities	1,612,573

Total Net Assets	$107,793,969

Net Assets Consist of:
Paid-in capital	$108,658,552
Accumulated net investment income	249,164
Accumulated net realized loss from investments and foreign currency transactions	(20,982,263)
Net unrealized appreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	19,868,516

Total Net Assets	$107,793,969

Investments, at Cost	$86,611,271

Foreign Currency, at Cost	$1,137,155

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	6,756,691

Net Asset Value Per Share	$15.95

Statement of Operations For the Six-Month Period Ended June 30, 2009 (unaudited)

Investment Income
Dividends	$1,002,688
Interest	250
Withholding taxes on foreign dividends	(102,792)

Total Investment Income	900,146

Expenses
Investment advisory fees	418,429
Custodian fees	113,451
Professional fees	19,826
Administrative service fees	8,766
Shareholder reports	8,649
Trustees’ fees and expenses	4,826
Other expenses	6,575

Total Expenses	580,522
Less: Custody credits	(18)

Total Expenses, Net	580,504

Net Investment Income	319,642

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax
Net realized loss from investments	(10,116,170)
Net realized gain from foreign currency transactions	13,957
Net change in unrealized appreciation/depreciation on investments	41,919,794
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	41,848
Net change in accrued foreign capital gains tax	(396,189)

Net Gain on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax	31,463,240

Net Increase in Net Assets Resulting from Operations	$31,782,882

The accompanying notes are an integral part of these financial statements.

RS Emerging Markets VIP Series	11

Financial Information — RS Emerging Markets VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/09	For the Year Ended 12/31/08
Operations
Net investment income	$319,642	$1,371,852
Net realized loss from investments and foreign currency transactions	(10,102,213)	(6,386,748)
Net change in unrealized appreciation/depreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	41,565,453	(118,334,243)

Net Increase/(Decrease) in Net Assets Resulting from Operations	31,782,882	(123,349,139)

Distributions to Shareholders
Net investment income	—	(230,277)
Net realized gain on investments	—	(9,760,047)
Return of capital	—	(182,962)

Total Distributions	—	(10,173,286)

Capital Share Transactions
Proceeds from sales of shares	6,802,204	26,135,686
Reinvestment of distributions	—	10,173,286
Cost of shares redeemed	(10,597,836)	(69,666,872)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(3,795,632)	(33,357,900)

Net Increase/(Decrease) in Net Assets	27,987,250	(166,880,325)

Net Assets

Beginning of period	79,806,719	246,687,044

End of period	$107,793,969	$79,806,719

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(70,478)

Accumulated Net Investment Income Included in Net Assets	$249,164	$—

Other Information:

Shares
Sold	494,690	1,098,886
Reinvested	—	927,373
Redeemed	(922,699)	(3,221,205)

Net Decrease	(428,009)	(1,194,946)

The accompanying notes are an integral part of these financial statements.

12	RS Emerging Markets VIP Series

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RS Emerging Markets VIP Series	13

Financial Information — RS Emerging Markets VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions

Six Months Ended 6/30/09[1]	$11.11	$0.05	$4.79	$4.84	$—	$—	$—	$—

Year Ended 12/31/08	29.44	0.18	(16.87)	(16.69)	(0.04)	(1.57)	(0.03)	(1.64)

Year Ended 12/31/07	24.55	0.38	10.49	10.87	(0.62)	(5.36)	—	(5.98)

Year Ended 12/31/06	21.46	0.16	7.33	7.49	(0.17)	(4.23)	—	(4.40)

Year Ended 12/31/05	16.43	0.19	6.35	6.54	(0.18)	(1.33)	—	(1.51)

Year Ended 12/31/04	13.60	0.11	3.09	3.20	(0.03)	(0.34)	—	(0.37)

The accompanying notes are an integral part of these financial statements.

14	RS Emerging Markets VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$15.95	43.56%	$107,794	1.39%	1.39%	0.76%	0.76%	31%

11.11	(56.65)%	79,807	1.18%	1.18%	0.81%	0.81%	61%

29.44	45.40%	246,687	1.26%	1.26%	1.16%	1.16%	54%

24.55	36.19%	176,661	1.43%	1.45%	0.58%	0.57%	62%

21.46	40.51%	123,478	1.51%	1.51%	1.08%	1.08%	41%

16.43	23.56%	74,081	1.57%	1.57%	0.76%	0.76%	75%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS Emerging Markets VIP Series	15

Notes to Financial Statements — RS Emerging Markets VIP Series (unaudited)

June 30, 2009 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Emerging Markets VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts. Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assump-

16	RS Emerging Markets VIP Series

tions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and

RS Emerging Markets VIP Series	17

Notes to Financial Statements — RS Emerging Markets VIP Series (unaudited) (continued)

options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f.  Foreign Capital Gains Tax

Gains realized by the Fund on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for non-U.S. taxes likely to be payable upon the sale of such securities.

g.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

h.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

18	RS Emerging Markets VIP Series

i.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

j.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

k.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

l.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Amount Outstanding at 6/30/09	Average Borrowing*	Average Interest Rate*
$—	$273,737	0.75%

*	For the six months ended June 30, 2009.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at an annual rate of 0.95% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Fund subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the rate of 0.50% of the average daily net assets of the Fund is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 1.43% of the average daily net assets of the Fund.

RS Emerging Markets VIP Series	19

Notes to Financial Statements — RS Emerging Markets VIP Series (unaudited) (continued)

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the year ended December 31, 2008, which is the most recently completed tax year, was as follows:

Ordinary Income	Long-Term Capital Gains	Return of Capital
$230,277	$9,760,047	$182,962

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers and no capital loss carryovers are available for use in future offsets.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $9,495,105 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2009, was $88,654,435. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2009, aggregated $25,895,955 and $(7,696,309), respectively, resulting in net unrealized appreciation of $18,199,646.

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $27,834,307 and $25,263,978, respectively, for the six months ended June 30, 2009.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

20	RS Emerging Markets VIP Series

Note 5.	Review for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, the Trust has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 21, 2009, the date the financial statements were issued. The Trust has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are entitled to be indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS Emerging Markets VIP Series	21

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12 – 13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS Mid Cap Growth VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Large Cap Alpha VIP Series, RS Small Cap Growth Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in

22	RS Emerging Markets VIP Series

service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number

RS Emerging Markets VIP Series	23

Supplemental Information (unaudited) (continued)

of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’

24	RS Emerging Markets VIP Series

trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The

Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for

RS Emerging Markets VIP Series	25

Supplemental Information (unaudited) (continued)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

26	RS Emerging Markets VIP Series

09	SEMIANNUAL REPORT

RS Variable Products Trust

RS Investment Quality Bond VIP Series

6/30/09

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Investment Quality Bond VIP Series

Howard W. Chin

Howard W. Chin has been a co-portfolio manager of the Series since 1998.* Howard is also a co-portfolio manager of RS Low Duration Bond VIP Series, another series of the Trust. Howard has been a managing director at Guardian Life since 1997. He also manages part of the fixed-income assets of Guardian Life and fixed-income assets for other GIS subsidiaries. Prior to joining Guardian Life, he spent four years as a strategist at Goldman Sachs & Company. Howard earned a B.S. in engineering from Polytechnic Institute of New York and an M.B.A. from the University of California at Berkeley.

Robert J. Crimmins, Jr.

Robert J. Crimmins, Jr. has been a co-portfolio manager of the Series since 2004.* Mr. Crimmins is also a co-portfolio manager of RS Low Duration Bond VIP Series, another series of the Trust. Robert has been a managing director of Guardian Life since 2004. From 2001 to 2004, Robert was a senior director at Guardian Life and prior to that he was an assistant vice president of fixed-income investments of Guardian Life. He holds a B.A. in finance from St. John’s University and an M.B.A. from Fordham University.

*	Includes service as a co-portfolio manager of the Series’ Predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Series.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢

Despite a weak economic environment, most areas of the fixed income market showed renewed strength in the first half of 2009 as the Federal Reserve, the U.S. Treasury Department and the Federal Deposit Insurance Corporation (FDIC) continued to take steps to restore liquidity and stabilize financial markets.

➢

RS Investment Quality Bond VIP Series delivered a positive return over the period, while also outperforming its benchmark index. Relative performance was largely supported by the Fund’s overweighting in corporate bonds.

➢	Given continued economic uncertainty, the Fund has maintained a moderate overall risk level.

Market Overview

Financial markets continued to sell off in early 2009, amid heightened fears of a global economic downturn and sharp cutbacks in consumer and corporate spending. The Federal Reserve, the U.S. Treasury Department and the FDIC responded to deepening economic concerns with a number of initiatives designed to stabilize the financial system and encourage the flow of credit. The program that arguably had the biggest impact on interest rates was the Fed’s decision to purchase up to $300 billion in Treasury bonds and up to $1.25 trillion in mortgage-backed securities (MBS) through the end of the year. This program initially helped to ease capital costs and mortgage rates, which had remained elevated despite a federal funds rate anchored near zero.

RS Investment Quality Bond VIP Series	3

RS Investment Quality Bond VIP Series (continued)

Economic fears eased somewhat in the second quarter as investors began to hope that coordinated government efforts would work to underpin financial markets and jumpstart the economy. Against this backdrop, investor flight to the safety of the Treasury market slowed and Treasury yields moved higher. The two-year Treasury yield increased from 0.76% at the end of 2008 to 1.11% as of June 30, 2009, while the 10-year Treasury yield increased from 2.21% to 3.53%.

Other areas of the fixed income market generated positive results as spreads over the Treasury market narrowed. Corporate bond performance was especially strong during the second quarter, while MBS, asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) also performed well relative to similar-duration Treasury bonds. While consistent buying by the Fed and Treasury drove down mortgage rates early in the year, these purchases were not enough to offset the impact of rising Treasury yields. As a result, mortgage rates again turned higher in the second quarter, crimping homeowners’ refinancing efforts.

Performance

RS Investment Quality Bond VIP Series returned 4.77% for the six-month period ended June 30, 2009 while the Barclays Capital U.S. Aggregate Bond Index2 returned 1.90% for the period.

Portfolio Review

While the Fund started 2009 with a neutral positioning in the corporate bond sector relative to the benchmark, we added to this weighting as we invested in many new corporate issuances early in the period. We were able to add exposure to higher rated corporate bonds that we believed were attractively valued and that subsequently outperformed in the secondary market. As a result, the Fund came into the second quarter with a slight overweighting in the corporate bond sector, which we continued to increase over the final three months of the period. This positioning proved favorable for the Fund’s relative performance as the corporate bond sector as a whole outperformed. In addition, relative performance was also assisted by our decision to overweight lower rated investment grade bonds, which performed better than higher rated securities, especially in the second quarter.

The Fund’s significant overweighting in the ABS and CMBS sectors also aided relative performance in the second quarter as both sectors outperformed comparable maturity Treasury securities. Furthermore, relative returns also benefited from substantial exposure to AAA-rated credit card and auto-loan ABS, which together accounted for much of the Fund’s ABS exposure.

On a negative note, the Fund’s underweighting in agency MBS detracted from relative performance. Nonetheless, the resulting performance shortfall was more than offset by higher allocations to the outperforming ABS and CMBS sectors, which both performed substantially better than agency MBS.

Given the risk/reward profiles we are seeing in the market at this time, we believe that the non-Treasury segments of the fixed income market should continue to provide value. Furthermore, we believe that these securities remain, in most cases, attractively valued from a historic perspective.

Outlook

As we look ahead, we acknowledge that large structural changes and policy uncertainty could keep fixed income market performance volatile in the near-term. From an economic standpoint, we expect growth to remain tepid in the second half of 2009 and into 2010. While inflation is not expected to be a big concern this year, some policy measures undertaken in the recent crisis could have longer-term inflationary implications. In this environment, we believe that strict adherence to our investment discipline will best serve the Fund and the Fund’s shareholders, regardless of the underlying economic environment. We thank you for your continued confidence and appreciate the opportunity to put our experience to work on your behalf.

Sincerely,

Howard W. Chin Co-Portfolio Manager	Robert J. Crimmins, Jr. Co-Portfolio Manager

4	RS Investment Quality Bond VIP Series

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

RS Investment Quality Bond VIP Series	5

RS Investment Quality Bond VIP Series (continued)

Total Net Assets: $496,144,833	Data as of June 30, 2009

Asset Allocation

Bond Quality

6	RS Investment Quality Bond VIP Series

Top Ten Holdings[1]

Company	Coupon	Maturity Date	Percentage of Total Net Assets
FNMA Mortgage Pass-Through	5.000%	12/1/2038	4.84%
U.S. Treasury Notes	3.125%	5/15/2019	3.65%
U.S. Treasury Notes	2.625%	6/30/2014	2.64%
U.S. Treasury Notes	1.125%	6/30/2011	2.61%
U.S. Treasury Notes	1.875%	6/15/2012	2.33%
FNMA Mortgage Pass-Through	5.000%	4/1/2037	1.98%
FNMA Mortgage Pass-Through	5.000%	2/1/2037	1.95%
FNMA Mortgage Pass-Through	5.500%	7/1/2038	1.87%
FHLMC 3227 PR CMO	5.500%	9/15/2035	1.77%
FNMA Mortgage Pass-Through	5.500%	10/1/2038	1.63%
Total			25.27%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

2	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

Performance Update Average Annual Returns as of 6/30/09

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
RS Investment Quality Bond VIP Series	5/1/83	4.77%	4.47%	5.50%	4.43%	5.55%	7.60%
Barclays Capital U.S. Aggregate Bond Index[2]		1.90%	6.05%	6.43%	5.01%	5.98%	8.18%

Since inception performance for the index is measured from 4/30/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Investment Quality Bond VIP Series and the Barclays Capital U.S. Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends.

RS Investment Quality Bond VIP Series	7

RS Investment Quality Bond VIP Series (continued)

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Bond Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.57%. For more information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

8	RS Investment Quality Bond VIP Series

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled

“Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During Period* 1/1/09-6/30/09	Expense Ratio During Period 1/1/09-6/30/09
Based on Actual Return	$1,000.00	$1,047.70	$2.98	0.59%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.88	$2.94	0.59%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

RS Investment Quality Bond VIP Series	9

Schedule of Investments – RS Investment Quality Bond VIP Series

June 30, 2009 (unaudited)	Principal Amount	Value

Asset Backed Securities — 7.6%
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	$2,160,711	$1,491,350
Amresco Residential Securities Mortgage Loan Trust 1997-1 MIF 7.42% due 3/25/2027	105,140	104,827
BMW Vehicle Lease Trust 2009-1 A3 2.91% due 3/15/2012	3,375,000	3,394,307
Capital One Multi-Asset Execution Trust 2005-A7 A7 4.70% due 6/15/2015	1,700,000	1,755,365
2006-A2 A 4.85% due 11/15/2013	2,500,000	2,594,555
Capital One Prime Auto Receivables Trust 2006-2 A4 4.94% due 7/15/2012	4,127,283	4,207,131
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	393,625	306,836
Chase Issuance Trust 2005-A10 A10 4.65% due 12/17/2012	6,305,000	6,510,751
2007-A15 A 4.96% due 9/17/2012	3,871,000	4,007,376
Citibank Credit Card Issuance Trust 2006-A4 A4 5.45% due 5/10/2013	1,050,000	1,106,587
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(1)	1,165,885	871,300
GE Capital Credit Card Master Note Trust 2006-1 A 5.08% due 9/15/2012	2,450,000	2,459,886
Nissan Auto Receivables Owner Trust 2008-B A3 4.46% due 4/16/2012	3,450,000	3,546,570
Peco Energy Transition Trust 2000-A A4 7.65% due 3/1/2010	1,455,000	1,471,564
PSE&G Transition Funding LLC 2001-1 A6 6.61% due 6/15/2015	2,230,000	2,437,071
Residential Asset Mortgage Products, Inc. 2003-RZ4 A5 4.66% due 2/25/2032	288,728	275,839
2003-RS7 AI4 5.09% due 2/25/2031(1)	69,543	69,088

June 30, 2009 (unaudited)	Principal Amount	Value

Vanderbilt Acquisition Loan Trust 2002-1 A3 5.70% due 9/7/2023(1)	$434,545	$431,920
West Penn Funding LLC Transition Bonds 2005-A A1 4.46% due 12/27/2010(2)	645,649	656,146

Total Asset Backed Securities (Cost $37,931,769)		37,698,469

	Principal Amount	Value
Collateralized Mortgage Obligations — 12.4%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034	5,795,761	4,896,512
Banc of America Funding Corp. 2006-3 5A5 5.50% due 3/25/2036	2,773,693	1,965,403
Banc of America Mortgage Securities, Inc. 2004-11 2A1 5.75% due 1/25/2035	5,368,708	4,643,094
Citicorp Mortgage Securities, Inc. 2007-8 1A3 6.00% due 9/25/2037	3,576,482	2,485,096
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	2,175,315	1,707,182
2006-19CB A15 6.00% due 8/25/2036	2,756,239	2,054,709
Countrywide Home Loans Trust 2002-19 1A1 6.25% due 11/25/2032	1,187,937	1,052,811
FHLMC 2663 VQ 5.00% due 6/15/2022	2,800,000	2,930,051
1534 Z 5.00% due 6/15/2023	869,114	879,694
3227 PR 5.50% due 9/15/2035	8,458,331	8,791,354
FNMA 2006-45 AC 5.50% due 6/25/2036	1,116,655	1,139,520
2002-52 PB 6.00% due 2/25/2032	3,777,381	3,936,202
GNMA 1997-19 PG 6.50% due 12/20/2027(1)	3,711,892	3,931,445
J.P. Morgan Mortgage Trust 2005-S2 2A15 6.00% due 9/25/2035	4,411,747	3,065,475
Mastr Asset Securitization Trust 2003-10 3A7 5.50% due 11/25/2033	2,043,432	1,898,208

The accompanying notes are an integral part of these financial statements.

10	RS Investment Quality Bond VIP Series

June 30, 2009 (unaudited)	Principal Amount	Value

Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	$2,032,766	$1,920,647
Residential Funding Mortgage Securities Trust 2006-S3 A7 5.50% due 3/25/2036	2,800,179	1,896,674
Wells Fargo Mortgage Backed Securities Trust 2003-11 1A3 4.75% due 10/25/2018	2,255,011	2,212,845
2006-1 A3 5.00% due 3/25/2021	1,792,048	1,621,243
2003-2 A7 5.25% due 2/25/2018	5,900,000	5,282,841
2007-13 A7 6.00% due 9/25/2037	3,584,545	3,028,380

Total Collateralized Mortgage Obligations (Cost $68,833,200)		61,339,386

	Principal Amount	Value
Commercial Mortgage-Backed Securities — 12.2%
Banc of America Commercial Mortgage, Inc. 2003-1 A2 4.648% due 9/11/2036	2,350,000	2,173,593
2006-2 A4 5.929% due 5/10/2045(1)	3,400,000	2,835,484
Bear Stearns Commercial Mortgage Securities 2006-T24 AM 5.568% due 10/12/2041(1)	3,015,000	1,903,461
Crown Castle Towers LLC 2005-1A AFX 4.643% due 6/15/2035(2)	6,050,000	5,898,750
CS First Boston Mortgage Securities Corp. 2004-C5 A2 4.183% due 11/15/2037	3,239,517	3,169,058
2001-CP4 A4 6.18% due 12/15/2035	1,397,315	1,411,450
2001-CK1 A3 6.38% due 12/18/2035	4,264,731	4,372,369
Four Times Square Trust 2000-4TS A2 7.795% due 4/15/2015(2)	6,602,000	6,935,311
GMAC Commercial Mortgage Securities, Inc. 2006 C1 AM 5.29% due 11/10/2045(1)	2,100,000	1,077,946
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2005-LDP3 A4 4.936% due 8/15/2042(1)	4,000,000	3,234,646
2005-LDP5 A4 5.344% due 12/15/2044(1)	2,880,000	2,434,721
2001-C1 A3 5.857% due 10/12/2035	4,000,000	3,945,300

June 30, 2009 (unaudited)	Principal Amount	Value

J.P. Morgan Commercial Mortgage Finance Corp. 2000-C9 A2 7.77% due 10/15/2032	$2,923,881	$2,934,802
LB UBS Comm’l. Mortgage Trust 2006-C6 AM 5.413% due 9/15/2039	3,600,000	1,984,728
Merrill Lynch Mortgage Trust 2004-BPC1 A5 4.855% due 10/12/2041(1)	3,500,000	3,026,259
Morgan Stanley Capital I 2005-HQ7 AAB 5.355% due 11/14/2042(1)	5,000,000	4,867,955
PNC Mortgage Acceptance Corp. 2000-C1 A2 7.61% due 2/15/2010	1,238,018	1,245,463
Wachovia Bank Commercial Mortgage Trust 2005-C18 A4 4.935% due 4/15/2042	2,495,000	2,130,920
2005-C21 APB 5.349% due 10/15/2044(1)	4,755,000	4,690,145

Total Commercial Mortgage-Backed Securities (Cost $66,188,733)		60,272,361

	Principal Amount	Value
Corporate Bonds — 24.5%
Aerospace & Defense — 0.4%
General Dynamics Corp. 4.50% due 8/15/2010	500,000	516,829
L-3 Communications Corp. 6.125% due 1/15/2014	1,000,000	930,000
TRW, Inc. 7.75% due 6/1/2029	500,000	559,945

		2,006,774
Automotive — 0.1%
DaimlerChrysler NA Holdings 6.50% due 11/15/2013	500,000	508,268

		508,268
Banking — 5.2%
American Express Bank FSB 6.00% due 9/13/2017	500,000	456,085
Bank of America Corp. 4.875% due 9/15/2012	1,300,000	1,285,690
Sr. Nt. 7.375% due 5/15/2014	1,500,000	1,549,524
Bank One Corp. 5.25% due 1/30/2013	600,000	605,402
Bear Stearns Cos., Inc. 6.40% due 10/2/2017	800,000	801,420
Capital One Bank Co. 5.75% due 9/15/2010	900,000	917,383

The accompanying notes are an integral part of these financial statements.

RS Investment Quality Bond VIP Series	11

Schedule of Investments – RS Investment Quality Bond VIP Series (continued)

June 30, 2009 (unaudited)	Principal Amount	Value

Banking (continued)
Citigroup, Inc. 4.625% due 8/3/2010	$1,300,000	$1,293,523
Sr. Nt. 6.125% due 11/21/2017 - 5/15/2018	1,750,000	1,532,337
City National Corp. 5.125% due 2/15/2013	700,000	624,718
Credit Suisse First Boston USA, Inc. 6.50% due 1/15/2012	800,000	863,296
Deutsche Bank AG London 6.00% due 9/1/2017	800,000	816,090
Goldman Sachs Group, Inc. 5.125% due 1/15/2015	1,600,000	1,573,801
5.625% due 1/15/2017	370,000	351,653
6.15% due 4/1/2018	1,500,000	1,460,365
HSBC USA, Inc. 4.625% due 4/1/2014	700,000	687,251
JPMorgan Chase & Co. 5.75% due 1/2/2013	900,000	928,149
JPMorgan Chase Bank N.A. 6.00% due 10/1/2017	1,500,000	1,460,007
Merrill Lynch & Co.
6.05% due 8/15/2012	1,000,000	1,002,643
6.875% due 4/25/2018	1,100,000	1,018,112
Morgan Stanley
4.00% due 1/15/2010	500,000	505,002
5.95% due 12/28/2017	1,800,000	1,727,208
PNC Bank N.A. 6.875% due 4/1/2018	800,000	790,864
Sovereign Bank, Inc. 5.125% due 3/15/2013	600,000	558,215
USB Realty Corp. 6.091% due 12/22/2049(2)(3)	950,000	551,000
Wachovia Corp. 5.25% due 8/1/2014	1,300,000	1,272,144
Wells Fargo Bank NA 5.75% due 5/16/2016	1,200,000	1,176,488

		25,808,370
Brokerage — 0.2%
Lehman Brothers Holdings Capital Trust VII 5.857% due 11/29/2049(3)(4)	1,000,000	100
The Charles Schwab Corp. Sr. Nt. 4.95% due 6/1/2014	1,000,000	1,017,175

		1,017,275
Building Materials — 0.2%
CRH America, Inc. 6.00% due 9/30/2016	1,350,000	1,201,403

		1,201,403
Chemicals — 0.1%
Lubrizol Corp. Sr. Nt. 8.875% due 2/1/2019	500,000	580,876

		580,876

June 30, 2009 (unaudited)	Principal Amount	Value

Construction Machinery — 0.2%
Joy Global, Inc. 6.00% due 11/15/2016	$1,200,000	$1,118,084

		1,118,084
Consumer Products — 0.4%
Clorox Co. Sr. Nt. 5.95% due 10/15/2017	650,000	662,682
Whirlpool Corp. Nt. 8.00% due 5/1/2012	1,000,000	1,034,975

		1,697,657
Diversified Manufacturing — 0.6%
Parker Hannifin Corp. Sr. Nt. 6.25% due 5/15/2038	400,000	408,061
Roper Industries, Inc. Sr. Nt. 6.625% due 8/15/2013	400,000	399,467
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(2)	750,000	762,862
United Technologies Corp.
4.375% due 5/1/2010	500,000	514,433
4.875% due 5/1/2015	1,000,000	1,063,370

		3,148,193
Electric — 1.7%
Alabama Power Co. 5.65% due 3/15/2035	750,000	753,682
Exelon Corp. 4.45% due 6/15/2010	750,000	757,425
Florida Power & Light Co. 4.95% due 6/1/2035	750,000	696,968
Nevada Power Co. 6.65% due 4/1/2036	600,000	610,267
Pacific Gas & Electric Co. 6.05% due 3/1/2034	450,000	466,847
PacifiCorp 5.25% due 6/15/2035	350,000	332,736
Potomac Edison Co. 5.35% due 11/15/2014	850,000	813,386
PPL Electric Utilities Corp.
6.25% due 5/15/2039	1,455,000	1,533,803
6.45% due 8/15/2037	1,000,000	1,080,312
Public Service Electric Gas Co. 5.125% due 9/1/2012	500,000	517,650
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038	800,000	1,072,197

		8,635,273
Energy – Independent — 0.4%
Anadarko Petroleum Corp. 6.45% due 9/15/2036	800,000	719,133
Canadian Natural Resources Ltd. 6.25% due 3/15/2038	600,000	598,898
XTO Energy, Inc. Sr. Nt. 5.50% due 6/15/2018	500,000	501,031

		1,819,062

The accompanying notes are an integral part of these financial statements.

12	RS Investment Quality Bond VIP Series

June 30, 2009 (unaudited)	Principal Amount	Value

Energy – Integrated — 0.6%
BP Capital Markets PLC 5.25% due 11/7/2013	$800,000	$858,649
Husky Energy, Inc. Sr. Nt. 5.90% due 6/15/2014	500,000	523,075
Tosco Corp. 8.125% due 2/15/2030	500,000	584,541
Western Oil Sands, Inc. 8.375% due 5/1/2012	1,000,000	1,101,350

		3,067,615
Entertainment — 0.4%
Time Warner, Inc. 7.57% due 2/1/2024	1,450,000	1,419,540
Viacom, Inc. 6.875% due 4/30/2036	800,000	737,047

		2,156,587
Food & Beverage — 0.6%
Bacardi Ltd. Sr. Nt. 7.45% due 4/1/2014(2)	800,000	853,610
Bottling Group LLC 6.95% due 3/15/2014	900,000	1,026,522
Diageo Capital PLC 5.50% due 9/30/2016	700,000	720,815
Kraft Foods, Inc. Sr. Nt. 6.875% due 1/26/2039	500,000	529,246

		3,130,193
Health Care — 0.9%
Beckman Coulter, Inc. Sr. Nt. 7.00% due 6/1/2019	750,000	792,674
Becton Dickinson and Co. Sr. Nt. 5.00% due 5/15/2019	1,000,000	1,021,810
Express Scripts, Inc. Sr. Nt. 6.25% due 6/15/2014	1,000,000	1,058,108
Fisher Scientific International, Inc. 6.125% due 7/1/2015	800,000	803,000
McKesson Corp. Sr. Nt. 7.50% due 2/15/2019	600,000	675,690

		4,351,282
Health Insurance — 0.1%
UnitedHealth Group, Inc. 6.50% due 6/15/2037	500,000	433,520

		433,520
Industrial – Other — 0.3%
Princeton University Sr. Nt. 5.70% due 3/1/2039	1,600,000	1,602,144

		1,602,144
Insurance – Life — 1.1%
AXA SA 6.463% due 12/31/2049(2)(3)	800,000	504,000

June 30, 2009 (unaudited)	Principal Amount	Value

Insurance – Life (continued)
MetLife, Inc. 6.40% due 12/15/2036	$500,000	$357,500
Sr. Nt. Series A 6.817% due 8/15/2018	1,400,000	1,409,952
Prudential Financial, Inc. Sr. Nt. 7.375% due 6/15/2019	1,500,000	1,472,745
Symetra Financial Corp. 6.125% due 4/1/2016(2)(5)	800,000	605,495
UnumProvident Finance Co. Sr. Nt. 6.85% due 11/15/2015(2)	1,100,000	906,639

		5,256,331
Insurance – P&C — 0.7%
Ace INA Holdings, Inc. 5.80% due 3/15/2018	1,000,000	996,372
Allied World Assurance Co. Hldgs. Ltd. 7.50% due 8/1/2016	600,000	508,072
Allstate Life Global Funding Trust Nt. 5.375% due 4/30/2013	750,000	775,490
Liberty Mutual Group, Inc. 7.50% due 8/15/2036(2)	400,000	275,656
The Travelers Cos., Inc. Sr. Nt. 5.75% due 12/15/2017	1,000,000	1,032,015

		3,587,605
Media – Cable — 1.2%
Comcast Corp.
6.45% due 3/15/2037	1,000,000	985,539
6.50% due 1/15/2017	1,100,000	1,166,949
Time Warner Cable, Inc.
5.40% due 7/2/2012	1,000,000	1,033,600
5.85% due 5/1/2017	2,900,000	2,895,943

		6,082,031
Media – NonCable — 0.1%
News America Holdings, Inc. 8.00% due 10/17/2016	500,000	532,051

		532,051
Metals & Mining — 0.9%
Allegheny Technologies, Inc. Sr. Nt. 9.375% due 6/1/2019	1,500,000	1,589,560
ArcelorMittal Sr. Nt. 6.125% due 6/1/2018	1,200,000	1,050,000
Noranda, Inc. 6.00% due 10/15/2015	750,000	664,436
Steel Dynamics, Inc. 6.75% due 4/1/2015	700,000	623,000
Vale Overseas Ltd. 6.25% due 1/23/2017	400,000	403,306

		4,330,302

The accompanying notes are an integral part of these financial statements.

RS Investment Quality Bond VIP Series	13

Schedule of Investments – RS Investment Quality Bond VIP Series (continued)

June 30, 2009 (unaudited)	Principal Amount	Value

Natural Gas – Pipelines — 0.6%
Energy Transfer Partners LP Sr. Nt. 8.50% due 4/15/2014	$750,000	$841,239
Enterprise Products Operating LLP
4.60% due 8/1/2012	480,000	483,283
8.375% due 8/1/2066(1)	400,000	322,000
Magellan Midstream Partners LP 6.55% due 7/15/2019	1,200,000	1,231,813

		2,878,335
Non Captive Diversified — 0.4%
General Electric Capital Corp.
6.75% due 3/15/2032	1,000,000	897,706
Sr. Nt. 5.625% due 5/1/2018	1,200,000	1,134,940

		2,032,646
Non Captive Consumer — 0.2%
Household Finance Corp. 6.375% due 11/27/2012	1,000,000	1,017,146

		1,017,146
Oilfield Services — 0.3%
Transocean, Inc. Sr. Nt. 6.00% due 3/15/2018	550,000	571,789
Weatherford International Ltd. 5.15% due 3/15/2013	700,000	698,153

		1,269,942
Pharmaceuticals — 1.1%
Abbott Laboratories Sr. Nt. 5.125% due 4/1/2019	1,400,000	1,441,482
Amgen, Inc. 5.85% due 6/1/2017	400,000	424,443
Astrazeneca PLC 6.45% due 9/15/2037	600,000	665,138
Eli Lilly & Co. Sr. Nt. 4.20% due 3/6/2014	1,500,000	1,544,341
Pfizer, Inc. Sr. Nt. 6.20% due 3/15/2019	800,000	874,899
Wyeth 5.95% due 4/1/2037	475,000	491,401

		5,441,704
Railroads — 0.4%
Canadian National Railway Co. Sr. Nt. 5.85% due 11/15/2017	800,000	845,320
Norfolk Southern Corp. 6.75% due 2/15/2011	1,150,000	1,213,394

		2,058,714

June 30, 2009 (unaudited)	Principal Amount	Value

Real Estate Investment Trusts — 0.9%
ERP Operating LP 5.375% due 8/1/2016	$775,000	$712,950
Highwoods Realty Ltd. 5.85% due 3/15/2017	600,000	477,834
Liberty Property LP 7.25% due 3/15/2011	700,000	699,824
PPF Funding, Inc. 5.35% due 4/15/2012(2)(5)	750,000	613,219
Regency Centers LP 6.75% due 1/15/2012	375,000	362,152
Simon Property Group LP 5.25% due 12/1/2016	750,000	666,212
Westfield Group 5.40% due 10/1/2012(2)	900,000	863,643

		4,395,834
Refining — 0.3%
Valero Energy Corp. Sr. Nt. 9.375% due 3/15/2019	1,200,000	1,366,817

		1,366,817
Retailers — 0.6%
CVS Caremark Corp. 5.75% due 6/1/2017	875,000	879,522
Kohl’s Corp. Sr. Nt. 6.25% due 12/15/2017	750,000	771,236
Target Corp. Sr. Nt. 7.00% due 1/15/2038	600,000	639,508
Wal-Mart Stores, Inc. 4.50% due 7/1/2015	500,000	521,289

		2,811,555
Technology — 0.9%
Cisco Systems, Inc. 5.50% due 2/22/2016	450,000	476,726
Computer Sciences Corp. Sr. Nt. Series WI 6.50% due 3/15/2018	800,000	817,463
Corning, Inc. Sr. Nt. 6.625% due 5/15/2019	1,000,000	1,022,010
International Business Machines Corp. 5.70% due 9/14/2017	400,000	424,665
Microsoft Corp. Sr. Nt. 4.20% due 6/1/2019	750,000	732,718
National Semiconductor Corp. 6.60% due 6/15/2017	500,000	437,316
Xerox Corp. Sr. Nt. 5.65% due 5/15/2013	400,000	395,099

		4,305,997
Tobacco — 0.2%
Philip Morris International, Inc. Sr. Nt. 6.875% due 3/17/2014	800,000	902,655

		902,655

The accompanying notes are an integral part of these financial statements.

14	RS Investment Quality Bond VIP Series

June 30, 2009 (unaudited)	Principal Amount	Value

Wireless — 0.7%
New Cingular Wireless Services, Inc. 8.125% due 5/1/2012	$1,250,000	$1,399,478
Verizon Wireless Capital LLC Sr. Nt. 5.55% due 2/1/2014(2)	800,000	849,302
Vodafone Group PLC
6.15% due 2/27/2037	350,000	344,348
Sr. Nt. 5.45% due 6/10/2019	1,000,000	983,351

		3,576,479
Wirelines — 1.5%
AT&T, Inc. 6.30% due 1/15/2038	1,200,000	1,159,505
Deutsche Telekom International Finance BV 8.75% due 6/15/2030(1)	850,000	995,120
France Telecom S.A.
7.75% due 3/1/2011(1)	800,000	865,226
8.50% due 3/1/2031(1)	335,000	430,250
Qwest Corp. Sr. Nt. 7.875% due 9/1/2011	1,600,000	1,600,000
Telecom Italia Capital 5.25% due 10/1/2015	550,000	530,935
Verizon Communications, Inc.
5.55% due 2/15/2016	800,000	828,050
6.40% due 2/15/2038	1,250,000	1,223,739

		7,632,825

Total Corporate Bonds (Cost $122,862,675)		121,761,545

	Principal Amount	Value
Government Related — 1.1%
California State General Obligation
5.25% due 4/1/2014	800,000	786,064
Build America Bonds 7.55% due 4/1/2039	750,000	682,792
Illinois State Toll Highway Authority Toll Highway Revenue Build America Bonds-Series A 6.184% due 1/1/2034	1,000,000	1,013,010
Oregon School Board Association 4.759% due 6/30/2028	450,000	391,437
Pemex Project Funding Master Trust 5.75% due 3/1/2018	700,000	644,000
Petrobras International Finance Co. 5.875% due 3/1/2018	900,000	884,621
Quebec Province 4.60% due 5/26/2015	900,000	932,446

June 30, 2009 (unaudited)	Principal Amount	Value

RAS Laffan Liquefied Natural Gas Co. Ltd. 3.437% due 9/15/2009(2)	$247,600	$246,305

Total Government Related (Cost $5,732,881)		5,580,675

	Principal Amount	Value
Hybrid ARMS — 1.0%
FNMA
5.768% due 12/1/2036(1)	2,564,922	2,696,260
6.217% due 8/1/2046(1)	2,324,152	2,463,176

Total Hybrid ARMS (Cost $4,924,903)		5,159,436

	Principal Amount	Value
Mortgage Pass-Through Securities — 24.8%
FHLMC
5.50% due 9/1/2034 - 12/1/2036	7,450,516	7,713,380
7.00% due 9/1/2038	2,620,400	2,820,407
FNMA
4.50% due 6/1/2038 - 5/1/2039	16,565,626	16,553,764
5.00% due 4/1/2023 - 5/1/2039	56,317,825	57,475,512
5.50% due 5/1/2034 - 10/1/2038	23,611,503	24,420,176
6.00% due 8/1/2021 - 11/1/2037	3,308,893	3,482,776
6.50% due 2/1/2013 - 8/1/2038	7,358,369	7,842,877
7.00% due 9/1/2014 - 6/1/2032	398,780	432,355
7.50% due 12/1/2029	335,441	365,433
8.00% due 1/1/2030 - 9/1/2030	111,738	121,945
GNMA
6.00% due 10/15/2032 - 12/15/2033	837,258	879,841
6.50% due 2/15/2032 - 4/15/2033	673,228	725,389

Total Mortgage Pass-Through Securities (Cost $119,881,022)		122,833,855

	Principal Amount	Value
Municipal Bonds — 2.2%
Arizona Water Infrastructure Finance Authority Revenue Water Quality-Series A 5.00% due 10/1/2027	1,200,000	1,259,664
Colorado Housing & Finance Authority Single Family Mortgage CL I-Series A FHA Insured 5.50% due 11/1/2029(6)	840,000	851,827

The accompanying notes are an integral part of these financial statements.

RS Investment Quality Bond VIP Series	15

Schedule of Investments – RS Investment Quality Bond VIP Series (continued)

June 30, 2009 (unaudited)	Principal Amount	Value

Connecticut State Series F 5.00% due 12/1/2021	$1,200,000	$1,301,784
Gwinnett County Georgia School District General Obligation 5.00% due 2/1/2036	1,200,000	1,231,068
Massachusetts Bay Transportation Authority Revenue Series A 5.25% due 7/1/2034	1,200,000	1,239,912
Massachusetts State Health & Educational Facilities Authority Revenue
Harvard University-Series B 5.00% due 10/1/2038	1,200,000	1,227,552
Harvard University-Series A 5.50% due 11/15/2036	1,190,000	1,276,240
New York State Dormitory Authority Columbia University-Series C 5.00% due 7/1/2025	1,200,000	1,285,572
New York State Environmental Facilities Corp. State Clean Water & Drinking Water Revenue Series D 5.00% due 9/15/2032	1,200,000	1,213,584

Total Municipal Bonds (Cost $10,333,791)		10,887,203

	Principal Amount	Value
U.S. Treasury — 12.6%
U.S. Treasury Bonds 3.50% due 2/15/2039	6,065,000	5,244,345
U.S. Treasury Notes
0.875% due 5/31/2011	1,208,000	1,203,663
1.125% due 6/30/2011	12,931,000	12,932,035
1.375% due 5/15/2012	163,000	162,084
1.875% due 6/15/2012	11,457,000	11,540,292
2.25% due 5/31/2014	260,000	256,506
2.625% due 6/30/2014	13,038,000	13,083,894
3.125% due 5/15/2019	18,723,000	18,108,698

Total U.S. Treasury (Cost $62,351,850)		62,531,517

June 30, 2009 (unaudited)	Principal Amount	Value

Repurchase Agreements — 4.4%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 6/30/2009, maturity value of $22,063,006, due 7/1/2009(7)	$22,063,000	$22,063,000

Total Repurchase Agreements (Cost $22,063,000)		22,063,000

Total Investments — 102.8% (Cost $521,103,824)		510,127,447

Other Liabilities, Net — (2.8)%		(13,982,614)

Total Net Assets — 100.0%		$496,144,833

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at June 30, 2009.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2009, the aggregate market value of these securities amounted to $20,521,938, representing 4.1% of net assets of which $19,303,224 have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Maturity is perpetual. Maturity date presented represents the next call date.
(4)

Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table presents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Lehman Brothers
Holdings Capital
Trust VII	5.857%	11/29/2049	1,000,000	996,693	100

(5)	The table below presents securities deemed illiquid by the investment adviser.

Security	Principal Amount ($)	Cost ($)	Value ($)	Acquisition Date	% of Fund’s Net Assets
PPF Funding, Inc.	750,000	746,028	613,219	4/4/2007	0.12%
Symetra Financial Corp.	800,000	794,799	605,495	3/23/2006	0.12%

(6)	When-issued security.
(7)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value ($)
FHLB	5.648%	11/27/2037	22,506,125

The accompanying notes are an integral part of these financial statements.

16	RS Investment Quality Bond VIP Series

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$37,698,469	$—	$37,698,469
Collateralized Mortgage Obligations	—	61,339,386	—	61,339,386
Commercial Mortgage-Backed Securities	—	60,272,361	—	60,272,361
Corporate Bonds	—	121,761,545	—	121,761,545
Government Related	—	5,580,675	—	5,580,675
Hybrid ARMS	—	5,159,436	—	5,159,436
Mortgage Pass-Through Securities	—	122,833,855	—	122,833,855
Municipal Bonds	—	10,887,203	—	10,887,203
U.S. Treasury	—	62,531,517	—	62,531,517
Repurchase Agreements	—	22,063,000	—	22,063,000

Total	$—	$510,127,447	$—	$510,127,447

The accompanying notes are an integral part of these financial statements.

RS Investment Quality Bond VIP Series	17

Financial Information — RS Investment Quality Bond VIP Series

Statement of Assets and Liabilities As of June 30, 2009 (unaudited)

Assets
Investments, at value	$510,127,447
Cash and cash equivalents	876
Receivable for investments sold	16,241,766
Dividends/interest receivable	3,517,717
Receivable for fund shares subscribed	241,758

Total Assets	530,129,564

Liabilities
Payable for investments purchased	33,590,955
Payable to adviser	198,182
Payable for fund shares redeemed	142,278
Accrued trustees’ fees	8,352
Accrued expenses/other liabilities	44,964

Total Liabilities	33,984,731

Total Net Assets	$496,144,833

Net Assets Consist of:
Paid-in capital	$497,019,868
Accumulated net investment income	10,436,596
Accumulated net realized loss from investments	(335,254)
Net unrealized depreciation on investments	(10,976,377)

Total Net Assets	$496,144,833

Investments, at Cost	$521,103,824

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	41,844,980

Net Asset Value Per Share	$11.86

Statement of Operations For the Six-Month Period Ended June 30, 2009 (unaudited)

Investment Income
Interest	$11,759,051

Total Investment Income	11,759,051

Expenses
Investment advisory fees	1,075,213
Administrative service fees	55,135
Professional fees	46,227
Custodian fees	44,914
Trustees’ fees and expenses	17,753
Other expenses	23,787

Total Expenses	1,263,029
Less: Custody credits	(127)

Total Expenses, Net	1,262,902

Net Investment Income	10,496,149

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized loss from investments	(2,468,704)
Net change in unrealized appreciation/depreciation on investments	12,591,545

Net Gain on Investments	10,122,841

Net Increase in Net Assets Resulting from Operations	$20,618,990

The accompanying notes are an integral part of these financial statements.

18	RS Investment Quality Bond VIP Series

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/09	For the Year Ended 12/31/08
Operations
Net investment income	$10,496,149	$21,611,689
Net realized gain/(loss) from investments	(2,468,704)	8,967,751
Net change in unrealized appreciation/depreciation on investments	12,591,545	(29,938,764)

Net Increase in Net Assets Resulting from Operations	20,618,990	640,676

Distributions to Shareholders
Net investment income	—	(21,643,213)
Net realized gain on investments	—	(2,533,811)

Total Distributions	—	(24,177,024)

Capital Share Transactions
Proceeds from sales of shares	91,394,193	78,253,513
Reinvestment of distributions	—	24,177,024
Cost of shares redeemed	(35,447,476)	(132,719,303)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	55,946,717	(30,288,766)

Net Increase/(Decrease) in Net Assets	76,565,707	(53,825,114)

Net Assets

Beginning of period	419,579,126	473,404,240

End of period	$496,144,833	$419,579,126

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(59,553)

Accumulated Net Investment Income Included in Net Assets	$10,436,596	$—

Other Information:

Shares
Sold	7,872,382	6,521,213
Reinvested	—	2,128,816
Redeemed	(3,103,736)	(11,202,311)

Net Increase/(Decrease)	4,768,646	(2,552,282)

The accompanying notes are an integral part of these financial statements.

RS Investment Quality Bond VIP Series	19

Financial Information — RS Investment Quality Bond VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 6/30/09[1]	$11.32	$0.25	$0.29	$0.54	$—	$—	$—

Year Ended 12/31/08	11.95	0.61	(0.56)	0.05	(0.61)	(0.07)	(0.68)

Year Ended 12/31/07	11.78	0.53	0.20	0.73	(0.56)[5]	—	(0.56)

Year Ended 12/31/06	11.82	0.52	(0.03)	0.49	(0.53)	(0.00)[4]	(0.53)

Year Ended 12/31/05	12.11	0.50	(0.21)	0.29	(0.49)	(0.09)	(0.58)

Year Ended 12/31/04	12.25	0.51	0.00 [4]	0.51	(0.52)	(0.13)	(0.65)

The accompanying notes are an integral part of these financial statements.

20	RS Investment Quality Bond VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$11.86	4.77%	$496,145	0.59%	0.59%	4.88%	4.88%	74%

11.32	0.47%	419,579	0.56%[6]	0.57%	4.57%	4.56%	186%

11.95	6.22%	473,404	0.59%	0.59%	4.79%	4.79%	145%

11.78	4.19%	386,035	0.60%[6]	0.60%	4.61%	4.61%	130%

11.82	2.35%	328,708	0.59%[6]	0.59%	4.06%	4.06%	169%

12.11	4.21%	345,993	0.57%	0.57%	4.02%	4.02%	217%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total return for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.
[4]	Rounds to $0.00 per share.
[5]	Includes return of capital distribution rounding to $0.00 per share.
[6]	Expense ratio includes interest expense associated with reverse repurchase agreements. Excluding the interest expense, the expense ratio is 0.59% in 2006 and 0.58% in 2005.

The accompanying notes are an integral part of these financial statements.

RS Investment Quality Bond VIP Series	21

Notes to Financial Statements — RS Investment Quality Bond VIP Series (unaudited)

June 30, 2009 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Investment Quality Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Debt securities with more than 60 days to maturity for which quoted bid prices are, in the judgment of an independent pricing service (“Service”), readily available and representative of the bid side of the market are valued by the Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not, in the judgment of a Service, readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), fair value is defined as the price that the Fund would receive upon selling an investment in a

22	RS Investment Quality Bond VIP Series

timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach and the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such

RS Investment Quality Bond VIP Series	23

Notes to Financial Statements — RS Investment Quality Bond VIP Series (unaudited) (continued)

discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

i.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust

24	RS Investment Quality Bond VIP Series

Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2009, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.475% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.59% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived fees from a prior year under expense limitations then in effect for the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the year ended December 31, 2008, which is the most recently completed tax year, was as follows:

Ordinary Income
$24,177,024

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2008 was as follows:

Undistributed Ordinary Income
$ 3,403,091

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

RS Investment Quality Bond VIP Series	25

Notes to Financial Statements — RS Investment Quality Bond VIP Series (unaudited) (continued)

During the year ended December 31, 2008, the Fund utilized $4,001,204 capital loss carryovers. No capital loss carryovers are available for use in future offsets.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $1,124,441 in net capital and currency losses.

b. Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2009, was $521,621,958. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2009, aggregated $9,658,153 and $(21,152,664), respectively, resulting in net unrealized depreciation of $(11,494,511).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments and U.S. government agency obligations sold (excluding short-term investments) for the six months ended June 30, 2009 were as follows:

	Investments	U.S. Government Agency Obligations
Purchases	$112,059,791	$299,898,764
Sales	64,650,720	255,509,174

b. Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

c.  Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with banks or third party broker/dealers to borrow funds. Interest payable under a reverse repurchase agreement is based upon competitive market rates at the time of issuance. When the Fund enters into a reverse repurchase agreement, it segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund may be unable to deliver the securities when the Fund seeks to repurchase them. Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

d.  Restricted and Illiquid Securities

A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees.

e.  Dollar Rolls

The Fund may enter into dollar rolls (principally using to-be-announced securities, “TBAs”) in which the Fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date in a future month from the same party. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive principal and interest payments on the securities sold. The Fund is compensated by the difference between the current sales price

26	RS Investment Quality Bond VIP Series

and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that a buyer of the securities sold by the Fund may be unable to deliver the replacement securities when it is required to do so. Dollar rolls may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

Note 5.	Review for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, the Trust has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 21, 2009, the date the financial statements were issued. The Trust has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are entitled to be indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS Investment Quality Bond VIP Series	27

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12—13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS Mid Cap Growth VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, Large Cap Alpha VIP Series, RS Small Cap Growth Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and

“Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

28	RS Investment Quality Bond VIP Series

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement,

RS Investment Quality Bond VIP Series	29

Supplemental Information (unaudited) (continued)

showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The

Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

30	RS Investment Quality Bond VIP Series

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

RS Investment Quality Bond VIP Series	31

Supplemental Information (unaudited) (continued)

The Trustees also considered the Chief Compliance Officer‘s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer‘s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

32	RS Investment Quality Bond VIP Series

09	SEMIANNUAL REPORT

RS Variable Products Trust

RS Low Duration Bond VIP Series

6/30/09

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Low Duration Bond VIP Series

Howard W. Chin

Howard W. Chin has been a co-portfolio manager of the Series since 2003.* Howard is also a co-portfolio manager of RS Investment Quality Bond VIP Series, another Series of the Trust. Howard has been a managing director at Guardian Life since 1997. He also manages part of the fixed-income assets at Guardian Life and fixed-income assets for other GIS subsidiaries. Prior to joining Guardian Life, he spent four years as a strategist at Goldman Sachs & Company. Howard earned a B.S. in engineering from Polytechnic Institute of New York and an M.B.A. from the University of California at Berkeley.

Robert J. Crimmins, Jr.

Robert J. Crimmins, Jr. has been a co-portfolio manager of the Series since 2004.* He is also a co-portfolio manager of RS Investment Quality Bond VIP Series, another Series of the Trust. Robert has been a managing director of Guardian Life since 2004. From 2001 to 2004, Robert was a senior director at Guardian Life and prior to that, he was an assistant vice president of fixed income investments at Guardian Life. Robert holds a B.A. in Finance from St. John’s University and an M.B.A. from Fordham University.

*	Includes service as a co-portfolio manager of the Series’ predecessor fund for periods prior to October 9, 2006, the commencement of operations of the Series.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢	Treasury yields rose in the first six months of 2009 as less risk averse investors began to sell Treasury bonds while they sought higher returns in spread instruments and equities.

➢

For the six-month period ended June 30, 2009, RS Low Duration Bond VIP Series outperformed its benchmark, the Barclays Capital U.S. Government 1-3 Year Bond Index[2]. The Fund’s outperformance was due in part to solid gains by a number of our corporate bond holdings later in the period.

➢	The Fund held a little less than one-third of its assets in short-term Treasury securities, about half the weighting reflected in its benchmark index.

Market Overview

Financial markets continued to sell off in early 2009, amid heightened fears of a global economic downturn and sharp cutbacks in consumer and corporate spending. The Federal Reserve, the U.S. Treasury and the Federal Deposit Insurance Corporation (FDIC) responded to deepening economic concerns with a number of initiatives designed to stabilize the financial system and encourage the flow of credit. As these measures helped to mitigate fears of another Great Depression, investors began to once again seek higher returns beyond the safety of the Treasury market. As a result, investor purchases of Treasury securities slowed in the second quarter, while Treasury yields rose. The two-year Treasury yield increased from 0.76% at the

RS Low Duration Bond VIP Series	3

RS Low Duration Bond VIP Series (continued)

end of 2008 to 1.11% as of June 30, 2009, while the 10-year Treasury yield increased from 2.21% to 3.53%.

Other areas of the fixed income market generated positive results as spreads over the Treasury market narrowed. The corporate bond sector delivered very strong performance in the second quarter, while mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) performed well relative to similar duration Treasury instruments. While consistent buying by the Fed and the Treasury drove down mortgage rates early in the year, these purchases were not enough to offset the impact of rising Treasury yields. As a result, mortgage rates again turned higher in the second quarter, crimping homeowners’ refinancing efforts.

Performance

RS Low Duration Bond VIP Series returned 3.02% for the six-month period ended June 30, 2009. The Fund outperformed its benchmark, the Barclays Capital U.S. Government 1-3 Year Bond Index, which returned 0.47% for the six-month period.

Portfolio Review

RS Low Duration Bond VIP Series increased its exposure to corporate credits, moving from less than a 20% weighting in this area to around a 31% allocation by the end of the second quarter. In particular, the Fund invested in many new corporate issuances early in the period, as we added exposure to higher rated corporate bonds that we believe were attractively valued and that subsequently outperformed in the secondary market. In addition, relative performance was also assisted by our decision to overweight lower rated investment-grade bonds, which performed better than higher rated securities, especially in the second quarter.

Fund holdings in the ABS and CMBS sectors also contributed to outperformance relative to the benchmark. The Fund’s substantial exposure to AAA-rated credit card ABS was especially beneficial. We selectively increased the Fund’s holdings in ABS and CMBS during the second quarter, focusing on safer, shorter maturity issues. Meanwhile, our avoidance of non-agency residential mortgage-backed securities (RMBS) worked in our favor, as these investments were pressured by the resurgence in mortgage rates as well as by the government’s plans to modify mortgage loan terms, which could present risks for current security holders.

Given the risk/reward profiles we are seeing in the market at this time, we believe that most non-Treasury segments of the fixed income market remain attractively valued from a historic perspective.

Outlook

While the near-term economic outlook has improved somewhat, we expect growth to remain relatively weak over the next few quarters. While inflation is not expected to be a big concern this year, some policy measures undertaken in the recent crisis could lead to higher inflation later on. In this environment, we continue to believe that strict adherence to our investment discipline will best serve the Fund and the Fund’s shareholders. We thank you for your continued confidence and appreciate the opportunity to put our experience to work on your behalf.

Sincerely,

Howard W. Chin	Robert J. Crimmins, Jr.
Co-Portfolio Manager	Co-Portfolio Manager

4	RS Low Duration Bond VIP Series

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

RS Low Duration Bond VIP Series	5

RS Low Duration Bond VIP Series (continued)

Total Net Assets: $51,350,796	Data as of June 30, 2009

Asset Allocation

Bond Quality

Source: Moody’s, Standard and Poors, Fitch Investors Service.

6	RS Low Duration Bond VIP Series

Top Ten Holdings[1]

Company	Coupon	Maturity Date	Percentage of Total Net Assets
U.S. Treasury Notes	1.875%	6/15/2012	15.76%
U.S. Treasury Notes	1.125%	6/30/2011	5.15%
FHLMC Agency	2.500%	3/23/2012	2.31%
FNMA Agency	5.125%	4/15/2011	2.25%
FNMA Agency	2.000%	4/1/2011	1.84%
U.S. Treasury Notes	0.875%	5/31/2011	1.45%
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2001-CIBC A3 CMBS	6.260%	3/15/2033	1.19%
Bank of America Corp.	2.100%	4/30/2012	1.17%
First Union-Lehman Brothers Commercial Mortgage Securities, Inc. 1997-C2 D CMBS	7.120%	11/18/2029	1.16%
FNMA Agency	5.000%	10/15/2011	1.16%
Total			33.44%

1

Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

2	The Barclays Capital U.S. Government 1-3 Year Bond Index is an unmanaged index that is generally considered to be representative of the average yield on U.S. government obligations having maturities between one and three years. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

Performance Update Average Annual Returns as of 6/30/09

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	Since Inception
RS Low Duration Bond VIP Series	8/28/03	3.02%	4.79%	5.06%	3.68%	3.29%
Barclays Capital U.S. Government 1-3 Year Bond Index[2]		0.47%	4.94%	5.74%	4.22%	3.79%

RS Low Duration Bond VIP Series	7

RS Low Duration Bond VIP Series (continued)

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 8/28/03 in RS Low Duration Bond VIP Series and the Barclays Capital U.S. Government 1-3 Year Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.68%. For more information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

8	RS Low Duration Bond VIP Series

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During Period* 1/1/09-6/30/09	Expense Ratio During Period 1/1/09-6/30/09
Based on Actual Return	$1,000.00	$1,030.20	$3.32	0.66%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.52	$3.31	0.66%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

RS Low Duration Bond VIP Series	9

Schedule of Investments — RS Low Duration Bond VIP Series

June 30, 2009 (unaudited)	Principal Amount	Value

Asset Backed Securities — 13.2%
Ameriquest Mortgage Securities, Inc.
2003-5 A6 4.541% due 4/25/2033(1)	$198,128	$136,750
BMW Vehicle Lease Trust
2009-1 A3 2.91% due 3/15/2012	500,000	502,860
Capital One Multi-Asset Execution Trust
2005-A7 A7 4.70% due 6/15/2015	250,000	258,142
2006-A2 A 4.85% due 11/15/2013	150,000	155,673
2008-A5 A5 4.85% due 2/18/2014	260,000	270,357
Capital One Prime Auto Receivables Trust
2006-2 A4 4.94% due 7/15/2012	375,208	382,466
CenterPoint Energy Transition Bond Co. LLC
2001-1 A4 5.63% due 9/15/2015	360,000	380,264
Chase Funding Mortgage Loan Trust
2004-1 1A6 4.266% due 6/25/2015	304,742	237,550
Chase Issuance Trust
2005-A10 A10 4.65% due 12/17/2012	320,000	330,443
2007-A15 A 4.96% due 9/17/2012	420,000	434,797
Citibank Credit Card Issuance Trust
2006-A4 A4 5.45% due 5/10/2013	372,000	392,048
CitiFinancial Mortgage Securities, Inc.
2003-3 AF5 4.553% due 8/25/2033(1)	232,678	173,887
CNH Equipment Trust
2007-C A4A 5.42% due 3/17/2014	310,000	313,577
Detroit Edison Securitization Funding LLC
2001-1 A4 6.19% due 3/1/2013	116,831	121,541
GE Capital Credit Card Master Note Trust
2006-1 A 5.08% due 9/15/2012	265,000	266,069
Harley-Davidson Motorcycle Trust
2009-1 A3 3.19% due 11/15/2013	330,000	331,810
Nissan Auto Receivables Owner Trust
2008-B A3 4.46% due 4/16/2012	290,000	298,117

June 30, 2009 (unaudited)	Principal Amount	Value

Peco Energy Transition Trust
2000-A A4 7.65% due 3/1/2010	$265,000	$268,017
PG&E Energy Recovery Funding LLC
2005-1 A5 4.47% due 12/25/2014	420,000	432,974
PSE&G Transition Funding LLC
2001-1 A5 6.45% due 3/15/2013	365,000	380,818
Public Service New Hampshire Funding LLC
2001-1 A3 6.48% due 5/1/2015	369,603	396,845
Residential Asset Mortgage Products, Inc.
2003-RZ4 A5 4.66% due 2/25/2032	130,935	125,090
2002-RS4 AI5 6.163% due 8/25/2032(1)	21,377	8,981
Vanderbilt Acquisition Loan Trust
2002-1 A3 5.70% due 9/7/2023	111,520	110,847
West Penn Funding LLC Transition Bonds
2005-A A1 4.46% due 12/27/2010(2)	94,227	95,759

Total Asset Backed Securities (Cost $6,872,732)		6,805,682

	Principal Amount	Value
Collateralized Mortgage Obligations — 2.8%
Countrywide Alternative Loan Trust
2004-35T2 A1 6.00% due 2/25/2035	471,321	369,892
Countrywide Home Loans Trust
2002-19 1A1 6.25% due 11/25/2032	70,922	62,855
FHLMC
2598 QC 4.50% due 6/15/2027	52,712	53,032
1534 Z 5.00% due 6/15/2023	118,667	120,112
20 H 5.50% due 10/25/2023	58,919	62,755
FNMA
2003-24 PU 3.50% due 11/25/2015	69,631	70,242
2003-63 GU 4.00% due 7/25/2033	26,375	26,947
2005-39 CL 5.00% due 12/25/2021	159,501	164,347
2006-45 AC 5.50% due 6/25/2036	80,040	81,679
2002-52 PB 6.00% due 2/25/2032	279,526	291,279

The accompanying notes are an integral part of these financial statements.

10	RS Low Duration Bond VIP Series

June 30, 2009 (unaudited)	Principal Amount	Value

GNMA
2002-93 NV 4.75% due 2/20/2032	$6,642	$6,743
J.P. Morgan Mortgage Trust
2005-S2 2A15 6.00% due 9/25/2035	123,663	85,926
Residential Asset Mortgage Products, Inc.
2005-SL1 A4 6.00% due 5/25/2032	69,807	65,956

Total Collateralized Mortgage Obligations (Cost $1,518,451)		1,461,765

	Principal Amount	Value
Commercial Mortgage-Backed Securities — 15.9%
Bear Stearns Commercial Mortgage Securities
2003-T12 A2 3.88% due 8/13/2039	3,060	3,055
Commercial Mortgage Asset Trust
1999-C1 A3 6.64% due 1/17/2032	86,506	86,986
Commercial Mortgage Pass-Through Certificates
2003-LB1A A1 3.251% due 6/10/2038	391,859	376,082
2004-LB2A A3 4.221% due 3/10/2039	322,672	322,026
Crown Castle Towers LLC
2005-1A AFX 4.643% due 6/15/2035(2)	515,000	502,125
CS First Boston Mortgage Securities Corp.
2002-CP5 A1 4.106% due 12/15/2035	436,998	434,672
2004-C5 A2 4.183% due 11/15/2037	182,508	178,538
2001-CP4 A4 6.18% due 12/15/2035	199,617	201,636
2001-CK1 A3 6.38% due 12/18/2035	435,177	446,160
First Union-Lehman Brothers Commercial Mortgage Securities, Inc.
1997-C2 D 7.12% due 11/18/2029	580,000	596,883
Four Times Square Trust
2000-4TS A2 7.795% due 4/15/2015(2)	456,000	479,022
GE Capital Commercial Mortgage Corp.
2003-C2 A2 4.17% due 7/10/2037	340,416	340,681
Greenwich Capital Commercial Funding Corp.
2005-GG3 A2 4.305% due 8/10/2042	257,081	250,987

June 30, 2009 (unaudited)	Principal Amount	Value

GS Mortgage Securities Corp. II
2004-GG2 A3 4.602% due 8/10/2038	$187,240	$187,000
Hilton Hotel Pool Trust
2000-HLTA A1 7.055% due 10/3/2015(2)	402,560	420,020
J.P. Morgan Chase Commercial Mortgage Securities Corp.
2004-C1 A1 3.053% due 1/15/2038	64,333	63,828
2002-C1 A2 4.914% due 7/12/2037	201,411	203,332
2001-C1 A3 5.857% due 10/12/2035	250,000	246,581
2001-CIBC A3 6.26% due 3/15/2033	598,582	611,424
J.P. Morgan Commercial Mortgage Finance Corp.
2000-C9 A2 7.77% due 10/15/2032	162,625	163,233
Morgan Stanley Capital I
2003-T11 A3 4.85% due 6/13/2041	393,000	387,065
2005-HQ7 AAB 5.355% due 11/14/2042(1)	500,000	486,796
PNC Mortgage Acceptance Corp.
2000-C1 A2 7.61% due 2/15/2010	79,662	80,141
Prudential Securities Secured Financing Corp.
1998-C1 D 7.204% due 1/15/2013(1)	162,593	164,176
Salomon Brothers Mortgage Securities VII, Inc.
2002-KEY2 A2 4.467% due 3/18/2036	465,523	461,144
Wachovia Bank Commercial Mortgage Trust
2005-C21 APB 5.349% due 10/15/2044(1)	470,000	463,589

Total Commercial Mortgage-Backed Securities (Cost $8,137,419)		8,157,182

	Principal Amount	Value

Corporate Bonds — 30.9%
Aerospace & Defense — 0.9%
L-3 Communications Corp.
Sr. Nt. 7.625% due 6/15/2012	300,000	300,750
Raytheon Co.
Sr. Nt. 4.85% due 1/15/2011	170,000	177,159

		477,909
Automotive — 0.6%
Daimler Finance North America LLC
4.875% due 6/15/2010	175,000	175,138

The accompanying notes are an integral part of these financial statements.

RS Low Duration Bond VIP Series	11

Schedule of Investments — RS Low Duration Bond VIP Series (continued)

June 30, 2009 (unaudited)	Principal Amount	Value

Automotive (continued)
Ford Motor Credit Co. LLC
Sr. Nt. 8.625% due 11/1/2010	$125,000	$117,491

		292,629
Banking — 4.0%
American Express Travel Related Services Co., Inc.
Sr. Nt. 5.25% due 11/21/2011(2)	250,000	248,508
Citigroup, Inc.
4.25% due 7/29/2009	225,000	225,130
Merrill Lynch & Co., Inc.
Sr. Nt. Ser. B 4.50% due 11/4/2010	350,000	352,078
Morgan Stanley
Sr. Nt. 5.05% due 1/21/2011	250,000	254,929
PNC Funding Corp.
4.50% due 3/10/2010	250,000	251,691
Sovereign Bancorp, Inc.
Sr. Nt. 4.80% due 9/1/2010	250,000	244,199
The Goldman Sachs Group, Inc.
Sr. Nt. 4.50% due 6/15/2010	250,000	256,178
Wachovia Mortgage FSB
Sr. Nt. 4.125% due 12/15/2009	225,000	227,071

		2,059,784
Consumer Products — 0.9%
Clorox Co.
Sr. Nt. 4.20% due 1/15/2010	225,000	228,196
Whirlpool Corp.
Nt. 8.00% due 5/1/2012	250,000	258,744

		486,940
Diversified Manufacturing — 0.5%
Textron Financial Corp.
5.125% due 11/1/2010	250,000	233,147

		233,147
Electric — 2.0%
NiSource Finance Corp.
Sr. Nt. 7.875% due 11/15/2010	250,000	258,222
Pacific Gas & Electric Co.
Sr. Nt. 4.20% due 3/1/2011	200,000	206,384
PPL Electric Utilities Corp.
Sr. Sec. Nt. 6.25% due 8/15/2009	200,000	200,826
Virginia Electric and Power Co.
Sr. Nt. 4.50% due 12/15/2010	350,000	358,489

		1,023,921

June 30, 2009 (unaudited)	Principal Amount	Value

Energy – Independent — 1.1%
Anadarko Finance Co. Ser. B 6.75% due 5/1/2011	$300,000	$312,240
XTO Energy, Inc. 5.00% due 8/1/2010	250,000	256,216

		568,456
Energy – Integrated — 1.4%
BP Capital Markets PLC 3.125% due 3/10/2012	350,000	357,036
Chevron Corp. 3.45% due 3/3/2012	350,000	361,024

		718,060
Entertainment — 0.5%
Time Warner, Inc. 5.50% due 11/15/2011	250,000	258,170

		258,170
Environmental — 0.4%
Allied Waste North America, Inc. Sr. Sec. Nt. 6.50% due 11/15/2010	200,000	203,500

		203,500
Food & Beverage — 2.9%
Anheuser-Busch Cos., Inc. 5.625% due 10/1/2010	250,000	255,126
Diageo Finance BV 3.875% due 4/1/2011	250,000	256,136
Kraft Foods, Inc. Sr. Nt. 5.625% due 11/1/2011	350,000	371,866
PepsiAmericas, Inc. 5.625% due 5/31/2011	200,000	211,547
SABMiller PLC 6.20% due 7/1/2011(2)	350,000	369,077

		1,463,752
Health Care — 0.6%
Express Scripts, Inc.
Sr. Nt. 5.25% due 6/15/2012	300,000	309,946

		309,946
Health Insurance — 0.5%
UnitedHealth Group, Inc. Sr. Nt. 5.125% due 11/15/2010	250,000	258,707

		258,707
Insurance – Life — 1.1%
Metropolitan Life Global Funding I Sr. Sec. Nt. 4.50% due 5/5/2010(2)	250,000	252,763
Prudential Financial, Inc. Sr. Nt. 5.10% due 12/14/2011	300,000	297,669

		550,432

The accompanying notes are an integral part of these financial statements.

12	RS Low Duration Bond VIP Series

June 30, 2009 (unaudited)	Principal Amount	Value

Media – Cable — 2.2%
Comcast Corp. 5.45% due 11/15/2010	$350,000	$363,928
Cox Communications, Inc. 4.625% due 1/15/2010	250,000	251,185
Time Warner Cable, Inc. 5.40% due 7/2/2012	475,000	490,960

		1,106,073
Metals & Mining — 0.5%
BHP Billiton Finance USA Ltd. 5.00% due 12/15/2010	250,000	259,893

		259,893
Natural Gas – Distributors — 0.5%
ONEOK, Inc. 7.125% due 4/15/2011	240,000	253,041

		253,041
Natural Gas – Pipelines — 1.4%
Enterprise Products Operating LLP 4.95% due 6/1/2010	400,000	405,905
Kinder Morgan Energy Partners LP 7.125% due 3/15/2012	300,000	320,790

		726,695
Non-Captive Diversified — 0.4%
CIT Group, Inc. Sr. Nt. 4.25% due 2/1/2010	250,000	224,447

		224,447
Packaging — 0.6%
Ball Corp. 6.875% due 12/15/2012	300,000	297,750

		297,750
Pharmaceuticals — 2.7%
Eli Lilly & Co. Sr. Nt. 3.55% due 3/6/2012	350,000	362,593
Merck & Co., Inc. Sr. Nt. 1.875% due 6/30/2011	300,000	300,384
Pfizer, Inc. Sr. Nt. 4.45% due 3/15/2012	350,000	367,234
Roche Holdings, Inc. 4.50% due 3/1/2012(2)	350,000	367,953

		1,398,164
Real Estate Investment Trusts — 1.6%
Regency Centers LP 7.95% due 1/15/2011	200,000	199,352
Simon Property Group LP Sr. Nt. 4.875% due 3/18/2010 5.00% due 3/1/2012	250,000 100,000	251,763 99,686
Westfield Capital Corp. Ltd. 4.375% due 11/15/2010(2)	300,000	293,631

		844,432

June 30, 2009 (unaudited)	Principal Amount	Value

Retailers — 0.5%
CVS Caremark Corp. 4.00% due 9/15/2009	$250,000	$251,456

		251,456
Supermarkets — 0.9%
Safeway, Inc. 4.95% due 8/16/2010	200,000	204,106
The Kroger Co. 6.80% due 4/1/2011	250,000	264,665

		468,771
Technology — 0.4%
Hewlett-Packard Co. Sr. Nt. 4.25% due 2/24/2012	200,000	208,748

		208,748
Wireless — 0.8%
Verizon Wireless Capital LLC
Sr. Nt. 5.25% due 2/1/2012(2)	400,000	421,864

		421,864
Wirelines — 1.0%
AT&T, Inc.
Sr. Nt. 4.125% due 9/15/2009	250,000	251,259
Qwest Corp.
Sr. Nt. 7.875% due 9/1/2011	250,000	250,000

		501,259

Total Corporate Bonds (Cost $15,534,486)		15,867,946

	Principal Amount	Value
Government Related — 3.3%
Bank of America Corp.
2.10% due 4/30/2012	600,000	600,914
3.125% due 6/15/2012	350,000	360,972
General Electric Capital Corp.
2.20% due 6/8/2012	350,000	351,793
PNC Funding Corp.
2.30% due 6/22/2012	350,000	352,850
RAS Laffan Liquefied Natural Gas Co. Ltd.
3.437% due 9/15/2009(2)	39,000	38,796

Total Government Related (Cost $1,700,351)		1,705,325

	Principal Amount	Value
Hybrid ARMS — 0.4%
FNMA
6.217% due 8/1/2046(1)	174,454	184,889

Total Hybrid ARMS (Cost $176,073)		184,889

The accompanying notes are an integral part of these financial statements.

RS Low Duration Bond VIP Series	13

Schedule of Investments – RS Low Duration Bond VIP Series (continued)

June 30, 2009 (unaudited)	Principal Amount	Value

Mortgage-Backed Securities — 0.5%
FHLMC
7.00% due 9/1/2038	$222,881	$239,893

Total Mortgage-Backed Securities (Cost $232,000)		239,893

	Principal Amount	Value
U.S. Agencies — 7.6%
FHLMC
2.50% due 3/23/2012	1,180,000	1,187,773
FNMA
2.00% due 4/1/2011	940,000	946,999
5.00% due 10/15/2011	550,000	594,470
5.125% due 4/15/2011	1,080,000	1,156,527

Total U.S. Agencies (Cost $3,749,636)		3,885,769

	Principal Amount	Value
U.S. Treasury — 23.7%
U.S. Treasury Notes
0.875% due 5/31/2011	746,000	743,322
1.125% due 6/30/2011	2,645,000	2,645,212
1.375% due 5/15/2012	251,000	249,589
1.875% due 6/15/2012	8,032,000	8,090,393
2.25% due 5/31/2014	98,000	96,683
2.625% due 6/30/2014	342,000	343,203

Total U.S. Treasury (Cost $12,111,240)		12,168,402

June 30, 2009 (unaudited)	Principal Amount	Value
Repurchase Agreements — 5.9%
State Street Bank and Trust Co. Repurchase Agreement, 0.01%, dated 6/30/2009, maturity value of $3,045,001, due 7/1/2009(3)	$3,045,000	$3,045,000

Total Repurchase Agreements (Cost $3,045,000)		3,045,000

Total Investments — 104.2% (Cost $53,077,388)		53,521,853

Other Liabilities, Net — (4.2)%		(2,171,057)

Total Net Assets — 100.0%		$51,350,796

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at June 30, 2009.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2009, the aggregate market value of these securities amounted to $3,489,518, representing 6.8% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value ($)
FNMA	1.722%	5/10/2011	3,110,475

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$6,805,682	$—	$6,805,682
Collateralized Mortgage Obligations	—	1,461,765	—	1,461,765
Commercial Mortgage-Backed Securities	—	8,157,182	—	8,157,182
Corporate Bonds	—	15,867,946	—	15,867,946
Government Related	—	1,705,325	—	1,705,325
Hybrid ARMS	—	184,889	—	184,889
Mortgage-Backed Securities	—	239,893	—	239,893
U.S. Agencies	—	3,885,769	—	3,885,769
U.S. Treasury	—	12,168,402	—	12,168,402
Repurchase Agreements	—	3,045,000	—	3,045,000

Total	$—	$53,521,853	$—	$53,521,853

The accompanying notes are an integral part of these financial statements.

14	RS Low Duration Bond VIP Series

Financial Information — RS Low Duration Bond VIP Series

Statement of Assets and Liabilities As of June 30, 2009 (unaudited)

Assets
Investments, at value	$53,521,853
Cash and cash equivalents	388
Receivable for investments sold	2,837,703
Interest receivable	316,818
Receivable for fund shares subscribed	158,968

Total Assets	56,835,730

Liabilities
Payable for investments purchased	5,369,748
Payable for fund shares redeemed	69,038
Payable to adviser	17,896
Accrued trustees’ fees	409
Accrued expenses/other liabilities	27,843

Total Liabilities	5,484,934

Total Net Assets	$51,350,796

Net Assets Consist of:
Paid-in capital	$50,384,837
Accumulated net investment income	655,185
Accumulated net realized loss from investments	(133,691)
Net unrealized appreciation on investments	444,465

Total Net Assets	$51,350,796

Investments, at Cost	$53,077,388

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	5,014,949

Net Asset Value Per Share	$10.24

Statement of Operations For the Six-Month Period Ended June 30, 2009 (unaudited)

Investment Income
Interest	$789,172

Total Investment Income	789,172

Expenses
Investment advisory fees	90,360
Shareholder reports	12,787
Custodian fees	11,743
Professional fees	10,766
Administrative service fees	4,250
Trustees’ fees and expenses	1,284
Other expenses	1,249

Total Expenses	132,439
Less: Custody credits	(30)

Total Expenses, Net	132,409

Net Investment Income	656,763

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized loss from investments	(4,326)
Net change in unrealized appreciation/depreciation on investments	610,788

Net Gain on Investments	606,462

Net Increase in Net Assets Resulting from Operations	$1,263,225

The accompanying notes are an integral part of these financial statements.

RS Low Duration Bond VIP Series	15

Financial Information — RS Low Duration Bond VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/09	For the Year Ended 12/31/08
Operations
Net investment income	$656,763	$1,038,997
Net realized gain/(loss) from investments	(4,326)	319,227
Net change in unrealized appreciation/depreciation on investments	610,788	(343,651)

Net Increase in Net Assets Resulting from Operations	1,263,225	1,014,573

Distributions to Shareholders
Net investment income	—	(1,041,737)

Total Distributions	—	(1,041,737)

Capital Share Transactions
Proceeds from sales of shares	25,117,275	14,365,549
Reinvestment of distributions	—	1,041,737
Cost of shares redeemed	(8,709,112)	(8,636,129)

Net Increase in Net Assets Resulting from Capital Share Transactions	16,408,163	6,771,157

Net Increase in Net Assets	17,671,388	6,743,993

Net Assets

Beginning of period	33,679,408	26,935,415

End of period	$51,350,796	$33,679,408

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(1,578)

Accumulated Net Investment Income Included in Net Assets	$655,185	$—

Other Information:

Shares
Sold	2,489,625	1,422,440
Reinvested	—	104,704
Redeemed	(864,596)	(854,337)

Net Increase	1,625,029	672,807

The accompanying notes are an integral part of these financial statements.

16	RS Low Duration Bond VIP Series

This Page Intentionally Left Blank

RS Low Duration Bond VIP Series	17

Financial Information — RS Low Duration Bond VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 6/30/09[1]	$9.94	$0.13	$0.17	$0.30	$—	$—	$—

Year Ended 12/31/08	9.91	0.32	0.03	0.35	(0.32)	—	(0.32)

Year Ended 12/31/07	9.82	0.45	0.09	0.54	(0.45)	—	(0.45)

Year Ended 12/31/06	9.81	0.38	0.01	0.39	(0.38)	—	(0.38)

Year Ended 12/31/05	9.97	0.28	(0.16)	0.12	(0.28)	—	(0.28)

Year Ended 12/31/04	10.06	0.18	(0.09)	0.09	(0.18)	—	(0.18)

The accompanying notes are an integral part of these financial statements.

18	RS Low Duration Bond VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$10.24	3.02%	$51,351	0.66%	0.66%	3.27%	3.27%	218%

9.94	3.56%	33,679	0.68%	0.68%	3.46%	3.46%	136%

9.91	5.48%	26,935	0.70%	0.79%	4.38%	4.29%	69%

9.82	4.07%	27,969	0.71%[4]	0.72%	3.88%	3.87%	78%

9.81	1.25%	27,378	0.79%	0.79%	2.94%	2.94%	109%

9.97	0.91%	23,657	0.81%	0.81%	2.11%	2.11%	90%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.
[4]	Before offset of custody credits. Including the custody credits, the expense ratio is 0.70%.

The accompanying notes are an integral part of these financial statements.

RS Low Duration Bond VIP Series	19

Notes to Financial Statements — RS Low Duration Bond VIP Series (unaudited)

June 30, 2009 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Low Duration Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Debt securities with more than 60 days to maturity for which quoted bid prices are, in the judgment of an independent pricing service (“Service”), readily available and representative of the bid side of the market are valued by the Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not, in the judgment of a Service, readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), fair value is defined as the price that the Fund would receive upon selling an investment in a

20	RS Low Duration Bond VIP Series

timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach and the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such

RS Low Duration Bond VIP Series	21

Notes to Financial Statements — RS Low Duration Bond VIP Series (unaudited) (continued)

discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

i.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust

22	RS Low Duration Bond VIP Series

Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2009, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a. Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.4275% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.70% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived fees from a prior year under expense limitations then in effect for the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the year ended December 31, 2008, which is the most recently completed tax year, was as follows:

Ordinary Income
$1,041,737

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

RS Low Duration Bond VIP Series	23

Notes to Financial Statements — RS Low Duration Bond VIP Series (unaudited) (continued)

During the year ended December 31, 2008, the Fund utilized $296,006 of capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2008 were as follows:

Expiring	Amount
2014	$85,700
2015	18,421

Total	$104,121

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $25,245 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2009, was $53,088,364. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2009, aggregated $763,893 and $(330,404), respectively, resulting in net unrealized appreciation of $433,489.

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments and U.S. government agency obligations sold (excluding short-term investments) for the six months ended June 30, 2009 were as follows:

	Investments	U.S. Government Agency Obligations
Purchases	$21,915,786	$85,075,731
Sales	3,047,376	84,870,331

b.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

c.  Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with banks or third party broker/dealers to borrow funds. Interest payable under a reverse repurchase agreement is based upon competitive market rates at the time of issuance. When the Fund enters into a reverse repurchase agreement, it segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund may be unable to deliver the securities when the Fund seeks to repurchase them. Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

d.  Dollar Rolls

The Fund may enter into dollar rolls (principally using to-be-announced securities, “TBAs”) in which the Fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date in a future month from the same party. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive principal and interest payments on the securities sold. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that a buyer of the securities sold by the Fund may be unable to deliver the replacement securities when

24	RS Low Duration Bond VIP Series

it is required to do so. Dollar rolls may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

Note 5.	Review for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, the Trust has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 21, 2009, the date the financial statements were issued. The Trust has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are entitled to be indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS Low Duration Bond VIP Series	25

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12—13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS Mid Cap Growth VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Large Cap Alpha VIP Series, RS Small Cap Growth Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and

26	RS Low Duration Bond VIP Series

control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the

RS Low Duration Bond VIP Series	27

Supplemental Information (unaudited) (continued)

number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’

28	RS Low Duration Bond VIP Series

trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’

benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

RS Low Duration Bond VIP Series	29

Supplemental Information (unaudited) (continued)

The Trustees also considered the Chief Compliance Officer‘s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer‘s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

30	RS Low Duration Bond VIP Series

09	SEMIANNUAL REPORT

RS Variable Products Trust

RS High Yield Bond VIP Series

6/30/09

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS High Yield Bond VIP Series

Marc Gross

Marc Gross has been a member of the investment management team of the Series since July 2008. He is a senior director of Guardian Life. Marc is responsible for issuer and security selection for the Series, as well as industry allocations. Prior to joining Guardian Life as a senior credit analyst in 2005, he was employed by the Clinton Group, a registered investment adviser, where he was responsible for high yield and distressed credit analysis, idea generation and trade execution. From 2002 to 2004, Marc worked as a senior analyst at RBC Dain Rauscher, where he focused on special situations research and trading in high yield securities. Marc holds a B.A. in history from the University of North Carolina at Chapel Hill and an M.B.A. in finance from the New York University Stern School of Business.

Howard G. Most

Howard G. Most has been a member of the investment management team of the Series since July 2008. Howard is a managing director and head of fixed income credit research at Guardian Life. He is the head of research for the Series’ investment team, responsible for overseeing the analyst team that provides the investment research that is used in making industry, issuer, and security selections. Howard has over 20 years of investment experience, and is responsible for oversight of the credit analyst team at Guardian Life. Prior to joining Guardian Life in 1998, he was a managing director at Salomon Smith Barney, having earlier been at UBS Securities and Drexel Burnham Lambert. Howard began his bond research career at Moody’s Investors Service and Standard & Poor’s Corporation. Howard received a B.A. from City College of New York, a J.D. from Fordham University, and an M.B.A. from Columbia University.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS High Yield Bond VIP Series	3

RS High Yield Bond VIP Series (continued)

Highlights

➢	The high yield bond market regained ground in the first half of 2009 as investors sought to take advantage of historically wide yield spreads.

➢

While RS High Yield Bond VIP Series delivered a positive return for the period, it underperformed the Barclays Capital U.S. Corporate High-Yield Bond Index[3]. In particular, the Fund’s focus on better quality securities within the high yield bond universe hindered performance during a dramatic second quarter market rally that largely favored lower quality, wider spread bonds.

➢

The Fund’s primary focus remained on avoiding credit problems, given an environment where default rates are expected to rise further amid weaker economic growth and continued capital constraints. For this reason, we continued to focus on higher quality credits, while we maintained underweight exposure to troubled economic sectors such as automotive, retail, banking, and entertainment.

Market Overview

The high yield market bounced back from extremely weak performance in the fourth quarter of 2008 as buyers sought to take advantage of historically wide credit spreads. For the first six months of 2009, the high yield mutual funds received a record $21 billion in new investment flows. As cash started to return to the market early in the first quarter, investors first favored better quality B- and BB-rated issues while they sought to avoid default risk. As economic conditions appeared to stabilize in the second quarter, a combination of dramatic amounts of cash needing to be put to work and a drop in risk-aversion among investors put the focus on higher return potential among lower quality CCC-rated issues offering historically attractive yields. As a result, the second quarter rally in the high yield market was largely led by lower quality bonds.

Performance

RS High Yield Bond VIP Series returned 18.96% for the six-month period ended June 30, 2009, underperforming a 30.43% return by the benchmark Barclays Capital U.S. Corporate High-Yield Bond Index.

Portfolio Review

In managing RS High Yield Bond VIP Series, our investment team continued to overweight B- and BB-rated credits, while we maintained an underweighting in CCC-rated investments relative to the market. As of June 30, 2009, the Fund only held a 11.6% weighting in CCC-rated issues, compared to a benchmark weighting of 21.0%. Unfortunately, the Fund’s underweighting in CCC-rated credits hindered relative performance during a period when lower rated issues outperformed. CCC-rated corporate bonds in the Barclays Capital U.S. Corporate High-Yield Bond Index outperformed BB-rated corporate bonds by approximately 29% during the period. Nonetheless, given the historically high default rates of lower rated credits, especially in a weak economic climate, we continue to believe that our conservative bias is the most prudent response to current market challenges.

While we continued to approach lower rated credits with caution, we have looked for opportunities to selectively add exposure to a limited number of lower quality issues that we believe are mispriced relative to their underlying fundamentals. We believe we have found a number of these credits in the energy sector. The Fund’s relative performance for the six-month period was aided by our investment selection in the energy sector, where we took advantage of the recovery in several lower-rated, significantly undervalued securities such as Chaparral Energy, Quicksilver Energy and Opti Canada. During the period we continued to favor a barbell investment approach to energy investments, as we balanced a base of higher quality, defensive names with targeted investments in a select group of lower-rated, deeply-discounted credits.

The Fund’s holdings in the technology sector aided relative performance in the first quarter. In the second quarter, however, our focus on higher quality technology issues worked against us as these holdings failed to keep pace with the rally in lower quality high yield bonds. Nonetheless, we were pleased with the improved fundamentals supporting performance by our investments in disk drive manufacturer Seagate Technology and Jabil Circuit, a provider of electronic manufacturing services.

4	RS High Yield Bond VIP Series

The Fund’s investments in the electric utilities area also suffered early in the period against a background of lower natural gas prices, negative corporate earnings guidance and liquidity concerns. Key detractors included overweight positions in Texas Competitive Electric Holdings Company, Edison Mission Energy, Reliant Energy and Mirant North America. Nonetheless, we continue to believe that these credits have ample liquidity and asset value.

Relative performance was also dampened by the Fund’s underweight exposure to the automotive sector, where lower quality credits rallied strongly in the second quarter. Despite this, given our current outlook we continue to take a conservative approach to the automotive sector.

Outlook

As we look ahead, we caution that weak global economic conditions could continue to undermine corporate profitability and push default rates higher. This uncertain outlook leads us to expect to continue to structure the portfolio conservatively within the high yield market with regard to credit quality while, at the same time, we continue to monitor closely both individual credits and evolving economic trends. We believe that the default rate could soar as high as 14% to 16% by year- end, with the bulk of these defaults occurring with credits rated B- and lower. Given this outlook, we believe that Fund performance relative to the market over the coming six months will depend on our ability to avoid defaults. We appreciate your continued confidence as we continue to put our investment expertise to work on your behalf.

Sincerely,

Howard G. Most Co-Portfolio Manager	Marc Gross Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

RS High Yield Bond VIP Series	5

RS High Yield Bond VIP Series (continued)

Total Net Assets: $68,297,074	Data as of June 30, 2009

Bond Quality [1]

Top Ten Holdings [2]

Holding	Coupon	Maturity Date	Percentage of Total Net Assets
Crown Castle Towers LLC	4.643%	6/15/2035	1.96%
Ford Motor Credit Co.	7.250%	10/25/2011	1.86%
Reckson Operating Partnership L.P.	5.150%	1/15/2011	1.35%
HCA, Inc.	9.250%	11/15/2016	1.25%
J.C. Penney Corp., Inc.	7.650%	8/15/2016	1.24%
Block Communications, Inc.	8.250%	12/15/2015	1.13%
EchoStar DBS Corp.	6.375%	10/1/2011	1.12%
Iron Mountain, Inc.	8.625%	4/1/2013	1.10%
Graphic Packaging International, Inc.	9.500%	8/15/2013	1.07%
SunGard Data Systems, Inc.	10.625%	5/15/2015	1.03%
Total			13.11%

1	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly fom the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

3	The Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged index that is generally considered to be representative of the investable universe of the U.S. dollar-denominated high-yield debt market. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	RS High Yield Bond VIP Series

Performance Update Average Annual Returns as of 6/30/09

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	Since Inception
RS High Yield Bond VIP Series	9/13/99	18.96%	-3.75%	0.95%	3.01%	3.51%
Barclays Capital U.S. Corporate High-Yield Bond Index[3]		30.43%	-2.40%	2.09%	4.33%	4.88%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 9/13/99 in RS High Yield Bond VIP Series and the Barclays Capital U.S. Corporate High-Yield Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC High Yield Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.77%. For more information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS High Yield Bond VIP Series	7

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During Period* 1/1/09-6/30/09	Expense Ratio During Period 1/1/09-6/30/09
Based on Actual Return	$1,000.00	$1,189.60	$4.13	0.76%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.03	$3.81	0.76%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8	RS High Yield Bond VIP Series

Schedule of Investments – RS High Yield Bond VIP Series

June 30, 2009 (unaudited)	Principal Amount	Value

Corporate Bonds — 90.6%
Aerospace & Defense — 1.5%
BE Aerospace, Inc. Sr. Nt. 8.50% due 7/1/2018	$520,000	$490,100
L-3 Communications Corp. Sr. Sub. Nt. 5.875% due 1/15/2015	130,000	115,375
6.375% due 10/15/2015	150,000	136,125
Moog, Inc. Sr. Sub. Nt. 7.25% due 6/15/2018	325,000	303,875

		1,045,475
Automotive — 4.0%
Ford Motor Credit Co. Sr. Nt. 7.25% due 10/25/2011	1,470,000	1,271,459
8.00% due 12/15/2016	300,000	229,359
9.75% due 9/15/2010	457,000	437,758
9.875% due 8/10/2011	430,000	397,773
Goodyear Tire & Rubber Co.
5.01% due 12/1/2009(1)	110,000	108,900
Sr. Nt.
8.625% due 12/1/2011	72,000	70,920
10.50% due 5/15/2016	130,000	131,300
Titan International, Inc. Sr. Nt. 8.00% due 1/15/2012	120,000	108,600

		2,756,069
Banking — 0.9%
Bank of America Corp. Ser. M 8.125% due 5/15/2018(1)(2)	350,000	292,316
Citigroup Capital XXI 8.30% due 12/21/2057(1)	430,000	335,325

		627,641
Building Materials — 2.5%
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	710,000	667,600
Mohawk Industries, Inc. Sr. Nt. 6.625% due 1/15/2016	250,000	222,145
Norcraft Cos. L.P. Sr. Sub. Nt. 9.00% due 11/1/2011	375,000	371,250
Texas Industries, Inc. Sr. Nt. 7.25% due 7/15/2013(3)	520,000	470,600

		1,731,595
Chemicals — 0.4%
Koppers, Inc. Sr. Nt. 9.875% due 10/15/2013	298,000	293,530

		293,530

June 30, 2009 (unaudited)	Principal Amount	Value

Construction Machinery — 1.1%
Terex Corp.
Sr. Sub. Nt.
8.00% due 11/15/2017	$210,000	$161,438
Sr. Nt.
10.875% due 6/1/2016	200,000	200,000
United Rentals NA, Inc. Sr. Sub. Nt. 7.75% due 11/15/2013	448,000	385,280

		746,718
Consumer Cyclical Services — 1.4%
Corrections Corp. of America 7.75% due 6/1/2017	260,000	256,100
NCO Group, Inc.
Sr. Nt.
5.758% due 11/15/2013(1)	125,000	80,625
Sr. Sub. Nt.
11.875% due 11/15/2014	130,000	68,250
Service Corp. International Sr. Nt. 7.625% due 10/1/2018	350,000	324,625
Travelport LLC Sr. Nt. 5.293% due 9/1/2014(1)	370,000	201,650

		931,250
Consumer Products — 0.9%
Elizabeth Arden, Inc. Sr. Sub. Nt. 7.75% due 1/15/2014	555,000	480,075
Jarden Corp. Sr. Nt. 8.00% due 5/1/2016	130,000	124,150

		604,225
Diversified Manufacturing — 0.1%
ESCO Corp. Sr. Nt. 8.625% due 12/15/2013(3)	65,000	56,225

		56,225
Electric — 7.5%
CMS Energy Corp. Sr. Nt. 6.55% due 7/17/2017	350,000	315,147
Dynegy Holdings, Inc. Sr. Nt. 7.75% due 6/1/2019	330,000	256,988
Edison Mission Energy Sr. Nt. 7.00% due 5/15/2017	620,000	475,850
Midwest Generation LLC Ser. B 8.56% due 1/2/2016	333,920	327,242
Mirant Americas Generation LLC Sr. Nt. 8.30% due 5/1/2011	130,000	129,675

The accompanying notes are an integral part of these financial statements.

RS High Yield Bond VIP Series	9

Schedule of Investments – RS High Yield Bond VIP Series (continued)

June 30, 2009 (unaudited)	Principal Amount	Value

Electric (continued)
Mirant Mid Atlantic Pass Through Tr.
Ser. A
8.625% due 6/30/2012	$172,171	$171,310
Ser. B
9.125% due 6/30/2017	375,702	372,884
Mirant North America LLC 7.375% due 12/31/2013	260,000	249,600
NRG Energy, Inc. Sr. Nt. 7.375% due 1/15/2017	475,000	447,687
RRI Energy, Inc.
Sr. Nt.
7.625% due 6/15/2014	270,000	247,050
7.875% due 6/15/2017	395,000	353,525
Sierra Pacific Resources Sr. Nt. 8.625% due 3/15/2014	390,000	384,152
Texas Competitive Electric Holdings Co. LLC
Ser. A
10.25% due 11/1/2015(4)	965,000	600,712
Ser. B
10.25% due 11/1/2015(4)	520,000	323,700
The AES Corp. Sr. Nt. 8.00% due 10/15/2017 - 6/1/2020	520,000	475,150

		5,130,672
Energy – Independent — 8.9%
Atlas Energy Resources LLC Sr. Nt. 10.75% due 2/1/2018(3)	320,000	301,600
Berry Petroleum Co. Sr. Sub. Nt. 8.25% due 11/1/2016	101,000	86,607
Sr. Nt.
10.25% due 6/1/2014	130,000	131,300
Chaparral Energy, Inc. Sr. Nt. 8.50% due 12/1/2015	635,000	393,700
Chesapeake Energy Corp.
6.875% due 1/15/2016	260,000	229,450
7.50% due 9/15/2013	390,000	373,425
Sr. Nt.
7.625% due 7/15/2013	255,000	242,250
9.50% due 2/15/2015	140,000	141,050
Connacher Oil and Gas Ltd. Sr. Sec. Nt. 10.25% due 12/15/2015(3)	200,000	121,000
11.75% due 7/15/2014(3)	290,000	279,850
Denbury Resources, Inc.
7.50% due 4/1/2013 - 12/15/2015	509,000	484,330
9.75% due 3/1/2016	280,000	287,700

June 30, 2009 (unaudited)	Principal Amount	Value

Energy – Independent (continued)
KCS Energy, Inc. 7.125% due 4/1/2012	$300,000	$282,750
Linn Energy LLC 11.75% due 5/15/2017(3)	220,000	213,950
OPTI Canada, Inc.
Sr. Sec. Nt.
7.875% due 12/15/2014	150,000	97,125
8.25% due 12/15/2014	600,000	396,000
Penn Virginia Corp. Sr. Nt. 10.375% due 6/15/2016	100,000	101,750
PetroHawk Energy Corp.
7.875% due 6/1/2015	210,000	194,250
Sr. Nt.
10.50% due 8/1/2014(3)	120,000	122,700
Quicksilver Resources, Inc.
7.125% due 4/1/2016	540,000	421,200
8.25% due 8/1/2015	190,000	169,100
Sr. Nt.
11.75% due 1/1/2016	200,000	207,000
SandRidge Energy, Inc.
8.625% due 4/1/2015(5)	220,000	197,450
Sr. Nt.
9.875% due 5/15/2016(3)	200,000	193,000
Southwestern Energy Co. Sr. Nt. 7.50% due 2/1/2018(3)	130,000	124,800
Whiting Petroleum Corp. Sr. Sub. Nt. 7.00% due 2/1/2014	300,000	278,250

		6,071,587
Entertainment — 0.4%
WMG Acquisition Corp. Sr. Sec. Nt. 9.50% due 6/15/2016(3)	260,000	258,700

		258,700
Food & Beverage — 2.4%
Aramark Corp.
Sr. Nt.
4.528% due 2/1/2015(1)	108,000	87,750
8.50% due 2/1/2015	658,000	638,260
Constellation Brands, Inc.
Ser. B
7.25% due 5/15/2017	140,000	129,500
8.125% due 1/15/2012	120,000	120,000
Michael Foods, Inc. Sr. Sub. Nt. 8.00% due 11/15/2013	580,000	565,500
Smithfield Foods, Inc. Sr. Sec. Nt. 10.00% due 7/15/2014(3)	130,000	128,375

		1,669,385
Gaming — 3.8%
Boyd Gaming Corp.
Sr. Sub. Nt.
6.75% due 4/15/2014	170,000	137,700
7.125% due 2/1/2016	340,000	252,025

The accompanying notes are an integral part of these financial statements.

10	RS High Yield Bond VIP Series

June 30, 2009 (unaudited)	Principal Amount	Value

Gaming (continued)
Harrah’s Operating Co., Inc. Sr. Sec. Nt. 10.00% due 12/15/2018(3)	$420,000	$241,500
MGM Mirage, Inc.
Sr. Nt.
7.50% due 6/1/2016	260,000	168,675
Sr. Sec. Nt.
10.375% due 5/15/2014(3)	110,000	114,125
11.125% due 11/15/2017(3)	210,000	222,600
13.00% due 11/15/2013(3)	240,000	262,800
Pokagon Gaming Authority Sr. Nt. 10.375% due 6/15/2014(3)	158,000	154,840
Scientific Games Corp. 7.875% due 6/15/2016(3)	410,000	389,500
Scientific Games International, Inc. Nt. 9.25% due 6/15/2019(3)	260,000	260,000
Snoqualmie Entertainment Authority Sr. Nt. 9.125% due 2/1/2015(3)	420,000	218,400
Wynn Las Vegas LLC 6.625% due 12/1/2014	200,000	172,000

		2,594,165
Health Care — 7.5%
Alliance Imaging, Inc.
Sr. Sub. Nt. 7.25% due 12/15/2012	800,000	776,000
Bio-Rad Laboratories, Inc.
Sr. Sub. Nt.
7.50% due 8/15/2013	200,000	197,250
8.00% due 9/15/2016(3)	325,000	321,750
Community Health Systems, Inc. 8.875% due 7/15/2015	410,000	401,800
DaVita, Inc.
7.25% due 3/15/2015	430,000	404,200
Fresenius Medical Care Capital Tr.
7.875% due 6/15/2011	310,000	315,425
HCA, Inc.
Sr. Nt.
6.75% due 7/15/2013	430,000	378,400
Sr. Sec. Nt.
8.50% due 4/15/2019(3)	260,000	254,800
Sec. Nt.
9.125% due 11/15/2014	577,000	571,230
9.25% due 11/15/2016	870,000	856,950
Sr. Sec. Nt.
9.875% due 2/15/2017(3)	220,000	222,200
Health Management Associates, Inc.
Sr. Nt.
6.125% due 4/15/2016	395,000	338,712
US Oncology, Inc. Sr. Sec. Nt. 9.125% due 8/15/2017(3)	100,000	99,250

		5,137,967

June 30, 2009 (unaudited)	Principal Amount	Value

Home Construction — 1.1%
Centex Corp.
Sr. Nt. 4.55% due 11/1/2010	$260,000	$254,150
KB Home
6.375% due 8/15/2011	340,000	328,100
The Ryland Group, Inc.
5.375% due 5/15/2012	210,000	197,400

		779,650
Industrial – Other — 0.7%
Belden, Inc.
9.25% due 6/15/2019(3)	260,000	251,875
Education Management LLC 8.75% due 6/1/2014	200,000	194,000

		445,875
Insurance – Life — 0.4%
UnumProvident Finance Co. Sr. Nt. 6.85% due 11/15/2015(3)	300,000	247,265

		247,265
Lodging — 2.4%
Host Hotels & Resorts L.P. Sr. Nt. 9.00% due 5/15/2017(3)	130,000	123,825
Host Marriott L.P. Sr. Nt. Ser. O 6.375% due 3/15/2015	675,000	583,875
Royal Caribbean Cruises Ltd.
Sr. Nt.
6.875% due 12/1/2013	260,000	217,100
7.00% due 6/15/2013	390,000	340,763
Starwood Hotels & Resorts Worldwide, Inc. Sr. Nt. 7.875% due 10/15/2014	390,000	366,600

		1,632,163
Media – Cable — 4.8%
Cablevision Systems Corp. Sr. Nt. 8.00% due 4/15/2012(1)	435,000	430,650
CSC Holdings, Inc.
Sr. Nt. Ser. B
7.625% due 4/1/2011	315,000	311,850
Sr. Nt.
8.50% due 4/15/2014 - 6/15/2015(3)	445,000	438,262
8.625% due 2/15/2019(3)	140,000	136,150
DirecTV Holdings LLC Sr. Nt. 8.375% due 3/15/2013	575,000	576,437
EchoStar DBS Corp. Sr. Nt. 6.375% due 10/1/2011	790,000	766,300
Videotron Ltee.
9.125% due 4/15/2018	210,000	213,413
9.125% due 4/15/2018(3)	220,000	223,575

The accompanying notes are an integral part of these financial statements.

RS High Yield Bond VIP Series	11

Schedule of Investments – RS High Yield Bond VIP Series (continued)

June 30, 2009 (unaudited)	Principal Amount	Value

Media – Cable (continued)
Virgin Media Finance PLC Ser. 1 9.50% due 8/15/2016	$200,000	$197,000

		3,293,637
Media – NonCable — 5.4%
Block Communications, Inc. Sr. Nt. 8.25% due 12/15/2015(3)	880,000	770,000
Clear Channel Communications, Inc. Sr. Nt. 5.75% due 1/15/2013	440,000	107,800
Lamar Media Corp.
Sr. Nt. 6.625% due 8/15/2015	370,000	320,450
Nielsen Finance LLC Sr. Nt. 11.50% due 5/1/2016(3)	440,000	427,900
Quebecor Media, Inc. Sr. Nt. 7.75% due 3/15/2016	635,000	575,469
Rainbow National Services LLC 8.75% due 9/1/2012(3)	700,000	705,250
RH Donnelley, Inc. 11.75% due 5/15/2015(3)(6)	564,000	259,440
Sinclair Television Group, Inc. 8.00% due 3/15/2012	580,000	388,600
The Interpublic Group of Cos., Inc. Sr. Nt. 10.00% due 7/15/2017(3)	100,000	100,750

		3,655,659
Metals & Mining — 2.8%
Foundation PA Coal Co. LLC Sr. Nt. 7.25% due 8/1/2014	280,000	274,400
Freeport-McMoRan Copper & Gold, Inc.
Sr. Nt.
8.25% due 4/1/2015	135,000	136,350
8.375% due 4/1/2017	395,000	397,963
Steel Dynamics, Inc. 7.375% due 11/1/2012	600,000	568,500
Teck Resources Ltd.
Sr. Sec. Nt.
9.75% due 5/15/2014(3)	130,000	134,550
10.25% due 5/15/2016(3)	130,000	136,175
10.75% due 5/15/2019(3)	220,000	236,500

		1,884,438
Natural Gas – Distributors — 1.2%
Amerigas Partners L.P. Sr. Nt. 7.125% due 5/20/2016	110,000	100,650
Ferrellgas Partners L.P. Sr. Nt. 6.75% due 5/1/2014(3)	260,000	224,900

June 30, 2009 (unaudited)	Principal Amount	Value

Natural Gas – Distributors (continued)
Inergy LP/ Inergy Finance Corp.
8.25% due 3/1/2016	$400,000	$381,000
8.75% due 3/1/2015(3)	140,000	136,850

		843,400
Natural Gas – Pipelines — 3.2%
Atlas Pipeline Partners L.P. 8.75% due 6/15/2018	520,000	356,200
El Paso Corp.
Sr. Nt.
8.25% due 2/15/2016	140,000	136,150
12.00% due 12/12/2013	520,000	572,000
El Paso Performance-Linked Tr.
Sr. Nt. 7.75% due 7/15/2011(3)	170,000	166,836
Kinder Morgan Finance Co. ULC 5.70% due 1/5/2016	300,000	257,250
MarkWest Energy Partners L.P.
6.875% due 11/1/2014(3)	130,000	107,250
Sr. Nt. Ser. B
8.50% due 7/15/2016	340,000	292,400
Regency Energy Partners L.P. Sr. Nt. 9.375% due 6/1/2016(3)	260,000	251,550
SemGroup L.P. Sr. Nt. 8.75% due 11/15/2015(3)(6)	565,000	22,600

		2,162,236
Non Captive Diversified — 0.3%
CIT Group, Inc. Sr. Nt. 4.25% due 2/1/2010	260,000	233,425

		233,425
Oilfield Services — 1.4%
Allis-Chalmers Energy, Inc. 9.00% due 1/15/2014	430,000	305,300
Compagnie Generale de Geophysique-Veritas Sr. Nt. 7.75% due 5/15/2017	65,000	59,150
Complete Production Services, Inc. Sr. Nt. 8.00% due 12/15/2016	260,000	222,300
Helix Energy Solutions Group, Inc. Sr. Nt. 9.50% due 1/15/2016(3)	260,000	237,250
Stallion Oilfield Services Sr. Nt. 9.75% due 2/1/2015(3)	420,000	138,600

		962,600
Packaging — 2.3%
Crown Americas LLC
7.625% due 11/15/2013	135,000	131,625
Sr. Nt.
7.625% due 5/15/2017(3)	260,000	250,900
7.75% due 11/15/2015	400,000	391,000

The accompanying notes are an integral part of these financial statements.

12	RS High Yield Bond VIP Series

June 30, 2009 (unaudited)	Principal Amount	Value

Packaging (continued)
Owens-Brockway Glass Container, Inc. 7.375% due 5/15/2016(3)	$260,000	$252,200
Silgan Holdings, Inc. Sr. Nt. 7.25% due 8/15/2016(3)	300,000	288,000
Solo Cup Co. Sr. Nt. 10.50% due 11/1/2013(3)	220,000	220,550

		1,534,275
Paper — 1.8%
Graphic Packaging International, Inc. Sr. Sub. Nt. 9.50% due 8/15/2013	764,000	729,620
Rock-Tenn Co.
9.25% due 3/15/2016	260,000	264,550
Sr. Nt.
9.25% due 3/15/2016(3)	260,000	264,550

		1,258,720
Railroads — 1.1%
American Railcar Industries, Inc. Sr. Nt. 7.50% due 3/1/2014	340,000	296,650
RailAmerica, Inc. Sr. Sec. Nt. 9.25% due 7/1/2017(3)	500,000	482,500

		779,150
Real Estate Investment Trusts — 1.4%
Reckson Operating Partnership L.P. Sr. Nt. 5.15% due 1/15/2011	1,000,000	921,919

		921,919
Refining — 0.5%
Holly Corp. Sr. Nt. 9.875% due 6/15/2017(3)	200,000	194,000
Western Refining, Inc. Sr. Sec. Nt. 11.25% due 6/15/2017(3)	200,000	177,500

		371,500
Retailers — 3.1%
Burlington Coat Factory Warehouse Corp. 11.125% due 4/15/2014	350,000	278,250
J.C. Penney Corp., Inc. Sr. Nt. 7.65% due 8/15/2016	870,000	847,822
Limited Brands, Inc. Sr. Nt. 8.50% due 6/15/2019(3)	100,000	95,809
Macy’s Retail Holdings, Inc. 8.875% due 7/15/2015(4)	260,000	251,605
Susser Holdings LLC 10.625% due 12/15/2013	450,000	451,125

June 30, 2009 (unaudited)	Principal Amount	Value

Retailers (continued)
The Neiman Marcus Group, Inc. 10.375% due 10/15/2015	$350,000	$204,750

		2,129,361
Supermarkets — 1.6%
Delhaize America, Inc. Debt. 9.00% due 4/15/2031	314,000	381,177
Ingles Markets, Inc. Sr. Nt. 8.875% due 5/15/2017(3)	220,000	216,700
Supervalu, Inc. Sr. Nt. 7.50% due 11/15/2014	490,000	470,400

		1,068,277
Technology — 5.4%
Anixter, Inc. 10.00% due 3/15/2014	610,000	606,950
Communications & Power Industries, Inc. Sr. Sub. Nt. 8.00% due 2/1/2012	370,000	356,125
First Data Corp. 9.875% due 9/24/2015	130,000	92,300
Iron Mountain, Inc. Sr. Sub. Nt. 8.625% due 4/1/2013	750,000	748,125
Jabil Circuit, Inc. Sr. Nt. 8.25% due 3/15/2018	420,000	378,000
Nortel Networks Ltd.
Sr. Nt.
8.508% due 7/15/2011(1)(6)	230,000	77,625
10.75% due 7/15/2016(6)	270,000	93,150
Seagate Technology HDD Holdings 6.80% due 10/1/2016	420,000	360,150
SunGard Data Systems, Inc. 10.625% due 5/15/2015(3)	720,000	705,600
Terremark Worldwide, Inc. Sr. Sec. Nt. 12.00% due 6/15/2017(3)	250,000	240,000

		3,658,025
Transportation Services — 0.4%
Avis Budget Car Rental LLC
Sr. Nt.
3.383% due 5/15/2014(1)	85,000	54,825
7.625% due 5/15/2014	85,000	60,350
7.75% due 5/15/2016	255,000	177,225

		292,400
Wireless — 4.5%
American Tower Corp. Sr. Nt. 7.00% due 10/15/2017	60,000	58,050
CC Holdings GS V LLC Sr. Sec. Nt. 7.75% due 5/1/2017(3)	220,000	214,500

The accompanying notes are an integral part of these financial statements.

RS High Yield Bond VIP Series	13

Schedule of Investments – RS High Yield Bond VIP Series (continued)

June 30, 2009 (unaudited)	Principal Amount	Value

Wireless (continued)
Cricket Communications, Inc. 7.75% due 5/15/2016(3)	$100,000	$96,250
Hughes Network Systems LLC Sr. Nt. 9.50% due 4/15/2014	85,000	82,875
Inmarsat Finance PLC Sr. Nt. 7.625% due 6/30/2012	222,000	216,450
Intelsat Corp. Sr. Nt. 9.25% due 8/15/2014(3)	260,000	251,550
Intelsat Jackson Holdings Ltd. 11.25% due 6/15/2016	210,000	214,200
Intelsat Subsidiary Holding Co. Ltd.
8.50% due 1/15/2013	660,000	633,600
8.875% due 1/15/2015(3)	110,000	105,600
Nextel Communications, Inc.
Ser. F
5.95% due 3/15/2014	130,000	102,375
Ser. E
6.875% due 10/31/2013	200,000	165,500
Ser. D
7.375% due 8/1/2015	100,000	79,750
Sprint Capital Corp.
6.90% due 5/1/2019	535,000	442,712
7.625% due 1/30/2011	390,000	385,613

		3,049,025
Wirelines — 1.5%
Frontier Communications Corp.
Sr. Nt.
6.25% due 1/15/2013	420,000	386,400
8.25% due 5/1/2014	110,000	103,950
Qwest Corp.
Sr. Nt.
7.625% due 6/15/2015	375,000	352,500
8.375% due 5/1/2016(3)	200,000	193,000

		1,035,850

Total Corporate Bonds (Cost $66,435,365)		61,894,054

	Principal Amount	Value
Commercial Mortgage-Backed Securities — 2.0%
Crown Castle Towers LLC 2005-1A AFX 4.643% due 6/15/2035(3)	1,375,000	1,340,625

Total Commercial Mortgage-Backed Securities (Cost $1,309,929)		1,340,625

June 30, 2009 (unaudited)	Principal Amount	Value

Repurchase Agreements — 6.3%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 6/30/2009, maturity value of $4,289,001 due 7/1/2009(7)	$4,289,000	$4,289,000
Total Repurchase Agreements (Cost $4,289,000)		4,289,000

Total Investments — 98.9% (Cost $72,034,294)		67,523,679

Other Assets, Net — 1.1%		773,395

Total Net Assets — 100.0%		$68,297,074

(1)	Variable rate security. The rate shown is the rate in effect at June 30, 2009.
(2)	Maturity is perpetual. Maturity date presented represents the next call date.
(3)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At June 30, 2009, the aggregate market value of these securities amounted to $16,099,752, representing 23.6% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	Step-up bond.
(5)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(6)

Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table presents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Nortel Networks Ltd. Sr. Nt.	8.508%	7/15/2011	230,000	230,559	77,625
Nortel Networks Ltd. Sr. Nt.	10.75%	7/15/2016	270,000	268,700	93,150
RH Donnelley, Inc.	11.75%	5/15/2015	564,000	517,470	259,440
SemGroup L.P. Sr. Nt.	8.75%	11/15/2015	565,000	563,700	22,600

(7)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value ($)
FHLB	5.648%	11/27/2037	4,375,913

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$61,894,054	$—	$61,894,054
Commercial Mortgage-Backed Securities	—	1,340,625	—	1,340,625
Repurchase Agreements	—	4,289,000	—	4,289,000

Total	$—	$67,523,679	$—	$67,523,679

The accompanying notes are an integral part of these financial statements.

14	RS High Yield Bond VIP Series

Financial Information — RS High Yield Bond VIP Series

Statement of Assets and Liabilities As of June 30, 2009 (unaudited)

Assets
Investments, at value	$67,523,679
Cash and cash equivalents	17,422
Interest receivable	1,242,801
Receivable for fund shares subscribed	24,684

Total Assets	68,808,586

Liabilities
Payable for investments purchased	427,254
Payable to adviser	32,799
Payable for fund shares redeemed	16,119
Payable to distributor	1,251
Accrued trustees’ fees	1,024
Accrued expenses/other liabilities	33,065

Total Liabilities	511,512

Total Net Assets	$68,297,074

Net Assets Consist of:
Paid-in capital	$83,038,181
Accumulated net investment income	2,535,313
Accumulated net realized loss from investments	(12,765,805)
Net unrealized depreciation on investments	(4,510,615)

Total Net Assets	$68,297,074

Investments, at Cost	$72,034,294

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	10,266,777

Net Asset Value Per Share	$6.65

Statement of Operations For the Six-Month Period Ended June 30, 2009 (unaudited)

Investment Income
Interest	$2,768,598
Dividends	80

Total Investment Income	2,768,678

Expenses
Investment advisory fees	170,596
Custodian fees	17,576
Professional fees	12,533
Shareholder reports	12,470
Administrative service fees	5,675
Trustees’ fees and expenses	2,045
Other expenses	1,849

Total Expenses	222,744
Less: Expense waiver by distributor	(6,652)
Less: Custody credits	(52)

Total Expenses, Net	216,040

Net Investment Income	2,552,638

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized loss from investments	(2,151,525)
Net change in unrealized appreciation/depreciation on investments	9,561,715

Net Gain on Investments	7,410,190

Net Increase in Net Assets Resulting from Operations	$9,962,828

The accompanying notes are an integral part of these financial statements.

RS High Yield Bond VIP Series	15

Financial Information — RS High Yield Bond VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/09	For the Year Ended 12/31/08
Operations
Net investment income	$2,552,638	$4,711,933
Net realized loss from investments	(2,151,525)	(5,473,519)
Net change in unrealized appreciation/depreciation on investments	9,561,715	(11,457,506)

Net Increase/(Decrease) in Net Assets Resulting from Operations	9,962,828	(12,219,092)

Distributions to Shareholders
Net investment income	—	(4,724,928)

Total Distributions	—	(4,724,928)

Capital Share Transactions
Proceeds from sales of shares	14,755,614	5,716,789
Reinvestment of distributions	—	4,724,928
Cost of shares redeemed	(3,671,691)	(8,671,308)

Net Increase in Net Assets Resulting from Capital Share Transactions	11,083,923	1,770,409

Net Increase/(Decrease) in Net Assets	21,046,751	(15,173,611)

Net Assets

Beginning of period	47,250,323	62,423,934

End of period	$68,297,074	$47,250,323

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(17,325)

Accumulated Net Investment Income Included in Net Assets	$2,535,313	$—

Other Information:

Shares
Sold	2,426,388	864,037
Reinvested	—	889,497
Redeemed	(614,782)	(1,202,711)

Net Increase	1,811,606	550,823

The accompanying notes are an integral part of these financial statements.

16	RS High Yield Bond VIP Series

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RS High Yield Bond VIP Series	17

Financial Information — RS High Yield Bond VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 6/30/09[1]	$5.59	$0.25	$0.81	$1.06	$—	$—	$—

Year Ended 12/31/08	7.90	0.63	(2.31)	(1.68)	(0.63)	—	(0.63)

Year Ended 12/31/07	8.47	0.67	(0.57)	0.10	(0.67)	—	(0.67)

Year Ended 12/31/06	8.33	0.61	0.14	0.75	(0.61)	—	(0.61)

Year Ended 12/31/05	8.60	0.55	(0.27)	0.28	(0.55)	—	(0.55)

Year Ended 12/31/04	8.43	0.58	0.17	0.75	(0.58)	—	(0.58)

The accompanying notes are an integral part of these financial statements.

18	RS High Yield Bond VIP Series

Net Asset Value, End of Period	Total Return²	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets³	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets³	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$6.65	18.96%	$68,297	0.76%	0.78%	8.98%	8.96%	31%

5.59	(20.83)%	47,250	0.76%	0.77%	8.50%	8.49%	69%

7.90	1.19%	62,424	0.76%	0.80%	7.49%	7.45%	97%

8.47	9.17%	64,358	0.76%	0.77%	6.94%	6.93%	88%

8.33	3.30%	63,890	0.80%	0.80%	6.35%	6.35%	88%

8.60	9.22%	63,340	0.79%	0.79%	6.97%	6.97%	90%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total return for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.

RS High Yield Bond VIP Series	19

Notes to Financial Statements — RS High Yield Bond VIP Series (unaudited)

June 30, 2009 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS High Yield Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Debt securities with more than 60 days to maturity for which quoted bid prices are, in the judgment of an independent pricing service (“Service”), readily available and representative of the bid side of the market are valued by the Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not, in the judgment of a Service, readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), fair value is defined as the price that the

20	RS High Yield Bond VIP Series

Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach and the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market

RS High Yield Bond VIP Series	21

Notes to Financial Statements — RS High Yield Bond VIP Series (unaudited) (continued)

information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Investment Income

Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

i.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft

22	RS High Yield Bond VIP Series

protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2009, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.60%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.57% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, to limit the Fund’s total annual fund operating expenses to 0.76% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived fees from a prior year under expense limitations then in effect for the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the year ended December 31, 2008, which is the most recently completed tax year, was as follows:

Ordinary Income
$4,724,928

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

RS High Yield Bond VIP Series	23

Notes to Financial Statements — RS High Yield Bond VIP Series (unaudited) (continued)

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2008 were as follows:

Expiring	Amount
2009	$2,047,830
2010	2,886,016
2016	4,762,996

Total	$9,696,842

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $914,845 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2009, was $72,036,891. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2009, aggregated $1,505,690 and $(6,018,902), respectively, resulting in net unrealized depreciation of $(4,513,212).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $29,037,293 and $16,765,809, respectively, for the six months ended June 30, 2009.

b.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

c.  Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with banks or third party broker/dealers to borrow funds. Interest payable under a reverse repurchase agreement is based upon competitive market rates at the time of issuance. When the Fund enters into a reverse repurchase agreement, it segregates on its books cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund may be unable to deliver the securities when the Fund seeks to repurchase them. Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

d.  Restricted and Illiquid Securities

A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees.

e.  Dollar Rolls

The Fund may enter into dollar rolls (principally using to-be-announced securities, “TBAs”) in which the Fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to repurchase similar securities at an agreed-upon price on a fixed date in a future month from the same party. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive principal and interest payments on the securities sold. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often

24	RS High Yield Bond VIP Series

referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar roll transactions involve the risk that a buyer of the securities sold by the Fund may be unable to deliver the replacement securities when it is required to do so. Dollar rolls may increase fluctuations in the Fund’s net asset value and may be viewed as a form of leverage.

f.  Below Investment Grade Securities

The Fund invests primarily in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 5.	Review for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, the Trust has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 21, 2009, the date the financial statements were issued. The Trust has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are entitled to be indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS High Yield Bond VIP Series	25

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12—13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS Mid Cap Growth VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Large Cap Alpha VIP Series, RS Small Cap Growth Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and

“Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

26	RS High Yield Bond VIP Series

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS High Yield Bond VIP Series	27

Supplemental Information (unaudited) (continued)

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

28	RS High Yield Bond VIP Series

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

RS High Yield Bond VIP Series	29

Supplemental Information (unaudited) (continued)

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

30	RS High Yield Bond VIP Series

09	SEMIANNUAL REPORT

RS Variable Products Trust

RS Money Market VIP Series

6/30/09

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Money Market VIP Series

Alexander M. Grant, Jr.

Alexander M. Grant, Jr. has been a co-portfolio manager of the Series since 1986.* Alexander has been managing director at Guardian Life since 1999 and has managed Guardian Life’s tax-exempt assets since 1993. He holds a B.A. in English from State University of New York at Buffalo.

Martin Vernon

Martin Vernon has been a co-portfolio manager of the Series since May 2009. Martin also serves as the team’s Federal Reserve analyst, closely following and assessing Fed activities by reviewing Federal Reserve meetings, statements, speeches and policy papers to gauge the potential future impact of Fed policy on the Series’ investment outlook. Martin joined Guardian Life in 1997, working in operations and then investment reporting. He joined the trading desk of Guardian Life in 2004, serving as a money market trader. He has over 7 years of investment experience, having worked previously for two years at a private investment company, Marshal Wolf Investments. Martin holds a B.A. from Queens University Belfast with a concentration in political science, a Post Graduate Diploma in Public Administration and Law from the University of Ulster, and an M.B.A. in Finance from St. John’s University.

*	Includes service as the portfolio manager of the Series’ Predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Series.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢

Investor sentiment improved in the first half of 2009 as the Federal Reserve and the U.S. Treasury Department introduced a range of policy programs designed to stabilize financial markets and restore liquidity.

➢

While the target federal funds rate remained in the 0.00% to 0.25% range, Treasury yields moved off late 2008 lows as investors sold Treasury securities and sought higher returns in other areas of the financial markets.

➢	In managing RS Money Market VIP Series, we continue to pursue a conservative investment strategy, which we believe is especially important in these turbulent times.

Market Overview

Financial markets continued to sell off in early 2009, amid heightened fears of a global economic downturn and sharp cutbacks in consumer and corporate spending. The Federal Reserve, the U.S. Treasury Department and the Federal Deposit Insurance Corporation (FDIC) responded to deepening economic concerns with a number of initiatives designed to stabilize the financial system and encourage the flow of credit. In particular, the Fed announced plans to purchase up to $1.25 tril-

RS Money Market VIP Series	3

RS Money Market VIP Series (continued)

lion of agency mortgage-backed securities (MBS), $200 billion of agency debt and $300 billion of Treasury securities, depending on the need to support mortgage lending and the liquidity of private credit markets.

Economic fears eased somewhat in the second quarter as investors began to hope that coordinated government efforts would work to underpin financial markets and jumpstart the economy. Against this backdrop, investor flight to the safety of the Treasury market slowed and Treasury yields moved higher. The two-year Treasury yield rose from 0.76% at the end of 2008 to 1.11% as of June 30, 2009, while the 10-year Treasury bond yield increased from 2.21% to 3.53%.

The federal funds rate remained anchored in the range of 0.00% to 0.25% through the first six months of 2009, well below the 5.25% peak level some 18 months earlier. In the minutes of the June meeting of the Federal Reserve Open Market Committee (FOMC), policymakers stated that the contraction in the U.S. economy appeared to be slowing and that financial market conditions had generally improved. Nonetheless, household spending remained constrained by ongoing job losses, reduced wealth and tighter credit conditions. The FOMC reiterated that it would employ all available tools to promote economic recovery and to preserve price stability, and argued that economic conditions were likely to warrant an exceptionally low federal funds rate for an “extended period.”

Performance

For the six-month period ended June 30, 2009, RS Money Market VIP Series returned 0.04%, compared to a 0.11% six-month return for the Barclays Capital U.S. Treasury Bellwethers (3-Month) Index2 .

As of June 30, 2009, the effective seven-day net annualized yield for RS Money Market VIP Series was 0.05%. In contrast, the effective 7-day annualized yield of Tier One money market funds as measured by iMoneyNet, Inc. was 0.10%. iMoneyNet, Inc. is a research firm that tracks money market funds.

Portfolio Review

RS Money Market VIP Series is governed by Rule 2a-7 under the Investment Company Act of 1940, as amended, and, therefore, is managed within specific parameters with regard to portfolio maturity, credit quality and issuer diversification. It should be noted that money market funds are not immune to market stress. Nonetheless, we feel that our more than 20 years of experience underpins our disciplined investment approach.

The Fund seeks to diversify its holdings across a range of instruments, including commercial paper, floating rate taxable municipal bonds, repurchase agreements, certificates of deposit, short maturity corporate bonds, and U.S. government agency securities. In the second quarter of 2009, we increased the Fund’s exposure to variable rate taxable municipal bonds due to the attractive rates offered by high quality issuers. The Fund also has maintained exposure to U.S. government agency instruments as well as to high grade taxable municipal paper.

Outlook

The federal funds target range of 0.00% to 0.25% has reduced available returns in traditional money market instruments. While some money market funds have looked to higher risk investments to bolster their returns, we continue to believe that taking on incremental risk to achieve a few extra basis points of return is not in the best interests of the Fund’s shareholders. Given that our top focus is on preserving capital, we intend to continue to seek to avoid exposure to credits that we feel will come under stress in the near-term economic environment. We remain selective, working hard to understand any credit we are considering as we evaluate how it may perform over the next three to nine months. This examination of each credit is the foundation of our overall investment philosophy and remains critical to our investment process.

Sincerely,

Alexander M. Grant, Jr. Co-Portfolio Manager	Martin Vernon Co-Portfolio Manager

4	RS Money Market VIP Series

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009.

RS Money Market VIP Series is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per unit, it is possible to lose money by investing in the Fund.

RS Money Market VIP Series	5

RS Money Market VIP Series (continued)

Total Net Assets: $235,242,114

Sector Allocation

Data as of June 30, 2009

Portfolio Statistics

Average Maturity (days)	32
Current 7-Day Yield
With Fee Waiver	0.05%
Without Fee Waiver	0.01%
Effective 7-Day Yield
With Fee Waiver	0.05%
Without Fee Waiver	0.01%

Top Ten Holdings[1]

Company	Discount/Coupon	Maturity Date	Percentage of Total Net Assets
Connecticut St. Housing Fin. Auth.	2.90%	7/2/2009	3.70%
Los Angeles Department of Airports	0.75%	8/13/2009	2.13%
BP Capital Markets PLC	0.44%	7/1/2009	2.13%
Kansas St. Dept. Trans. Hwy. Rev. Ref-Ser. B-1	1.00%	7/2/2009	2.13%
Kansas St. Dept. Trans. Hwy. Rev. Ref-Ser. B-3	1.00%	7/2/2009	2.13%
New York St. Urban Dev. Corp. Rev.	0.75%	7/2/2009	2.13%
Private Export Funding Corp.	0.55%	7/1/2009	2.13%
Praxair, Inc.	0.30%	7/7/2009	2.13%
Pepsico, Inc.	0.16%	7/13/2009	2.13%
Sanofi-Aventis	0.23%	7/10/2009	2.13%
Total			22.87%

Performance Update Average Annual Returns as of 6/30/09

	Inception Date	Year-to-Date	1 Year	3 Years	5 Years	10 Years	Since Inception
RS Money Market VIP Series	12/29/81	0.04%	0.80%	3.05%	2.91%	2.87%	5.22%
Barclays Capital U.S. Treasury Bellwethers (3 Month) Index[2]		0.11%	1.04%	3.35%	3.23%	3.27%	5.42%

Since	inception performance for the index is measured from 11/30/1981, the month end prior to the Fund’s commencement of operations.

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

2

The Barclays Capital U.S. Treasury Bellwethers (3 Month) Index is an unmanaged index that is generally considered to be representative of the average yield of three-month Treasury Bills. You may not invest in the index, and, unlike the Fund, the Index does not incur fees or expenses.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Cash Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.51%. For information on expense ratios see the Financial Highlights section. Gross fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6	RS Money Market VIP Series

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During Period* 1/1/09-6/30/09	Expense Ratio During Period 1/1/09-6/30/09
Based on Actual Return	$1,000.00	$1,000.40	$2.46	0.50%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.33	$2.49	0.50%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

RS Money Market VIP Series	7

Schedule of Investments – RS Money Market VIP Series

June 30, 2009 (unaudited)	Principal Amount	Value

Corporate Bonds — 1.5%
Computers — 0.2%
Hewlett-Packard Co. 1.05% due 9/3/2009	$575,000	$575,398

		575,398
Retailers — 1.3%
Wal-Mart Stores, Inc. 6.875% due 8/10/2009	3,000,000	3,012,895

		3,012,895

Total Corporate Bonds (Cost $3,588,293)		3,588,293

	Principal Amount	Value
U.S. Government Securities — 6.4%
U.S. Government Agency Securities — 6.4%
FHLB 0% due 8/5/2009(1)	5,000,000	4,999,125
FNMA 0% due 8/12/2009-10/5/2009(1)	10,000,000	9,996,208

		14,995,333

Total U.S. Government Securities (Cost $14,995,333)		14,995,333

	Principal Amount	Value
Commercial Paper — 79.1%
Aerospace & Defense — 2.1%
United Technologies Corp. 0.20% due 8/24/2009(2)	5,000,000	4,998,500

		4,998,500
Airport Development & Maintenance — 2.1%
Los Angeles Department of Airports 0.75% due 8/13/2009	5,005,000	5,000,516

		5,000,516
Chemicals — 5.8%
Air Products & Chemicals, Inc. 0.17% due 7/2/2009(2)	2,500,000	2,499,988
E.I. du Pont de Nemours and Co. 0.25% due 7/21/2009(2)	5,000,000	4,999,306
Ecolab, Inc. 0.30% due 7/6/2009(2)	1,000,000	999,958
Praxair, Inc. 0.30% due 7/7/2009	5,000,000	4,999,750

		13,499,002
Computers — 1.3%
Hewlett-Packard Co. 0.18% due 7/1/2009(2)	3,000,000	3,000,000

		3,000,000

June 30, 2009 (unaudited)	Principal Amount	Value

Diversified Financial Services — 1.7%
Goldman Sachs Group, Inc. 0.16% due 7/7/2009	$2,000,000	$1,999,947
J.P. Morgan Chase & Co. 0.20% due 7/30/2009(2)	2,000,000	1,999,678

		3,999,625
Diversified Manufacturing — 6.4%
Danaher Corp. 0.17% due 7/27/2009(2)	5,000,000	4,999,386
Parker-Hannifin Corp. 0.25% due 8/11/2009(2)	5,000,000	4,998,577
Siemens Capital Co., LLC 0.19% due 8/19/2009(2)	5,000,000	4,998,707

		14,996,670
Education Revenue — 4.3%
Cornell University 0.35% due 10/22/2009	5,000,000	4,994,507
Yale University 0.25% due 9/1/2009	3,000,000	2,998,708
0.50% due 7/1/2009	2,000,000	2,000,000

		9,993,215
Electric — 8.1%
American Transmission Co., LLC 0.25% due 7/8/2009(2)	4,000,000	3,999,806
Electricite de France 0.23% due 7/28/2009(2)	5,000,000	4,999,137
Emerson Electric Co. 0.19% due 7/15/2009(2)	5,000,000	4,999,630
Hydro-Quebec 0.21% due 9/1/2009(2)	5,000,000	4,998,192

		18,996,765
Energy — 4.2%
BP Capital Markets PLC 0.44% due 7/1/2009(2)	5,000,000	5,000,000
FPL Fuels, Inc. 0.25% due 7/27/2009	5,000,000	4,999,097

		9,999,097
Finance Companies — 4.3%
Private Export Funding Corp. 0.24% due 9/8/2009(2)	5,000,000	4,997,700
0.55% due 7/1/2009(2)	5,000,000	5,000,000

		9,997,700
Food & Beverage — 11.7%
Campbell Soup Co. 0.05% due 7/1/2009(2)	2,500,000	2,500,000
0.23% due 8/3/2009(2)	5,000,000	4,998,946
Nestle Capital Corp. 0.20% due 7/20/2009(2)	5,000,000	4,999,472
Pepsico, Inc. 0.16% due 7/13/2009(2)	5,000,000	4,999,733
The Coca-Cola Co. 0.23% due 7/27/2009(2)	5,000,000	4,999,169
Unilever Capital Corp. 0.20% due 8/31/2009(2)	5,000,000	4,998,306

		27,495,626

The accompanying notes are an integral part of these financial statements.

8	RS Money Market VIP Series

June 30, 2009 (unaudited)	Principal Amount	Value

Machinery — 2.1%
Caterpillar Financial Services Corp. 0.30% due 7/15/2009	$5,000,000	$4,999,417

		4,999,417
Oil & Gas Services — 2.1%
Total Capital SA 0.24% due 9/23/2009(2)	5,000,000	4,997,200

		4,997,200
Personal Products — 2.1%
L’Oreal U.S.A., Inc. 0.18% due 7/28/2009(2)	2,000,000	1,999,730
0.22% due 8/20/2009(2)	3,000,000	2,999,083

		4,998,813
Pharmaceuticals — 10.6%
Abbot Laboratories 0.22% due 9/14/2009(2)	5,000,000	4,997,708
Johnson & Johnson 0.10% due 7/15/2009(2)	2,500,000	2,499,903
0.47% due 8/31/2009(2)	5,000,000	4,996,018
Medtronic, Inc. 0.20% due 7/20/2009(2)	5,000,000	4,999,472
Novartis Finance Corp. 0.05% due 7/1/2009(2)	2,500,000	2,500,000
Sanofi-Aventis 0.23% due 7/10/2009(2)	5,000,000	4,999,713

		24,992,814
Software — 3.4%
Microsoft Corp. 0.14% due 8/27/2009(2)	3,000,000	2,999,335
0.17% due 8/11/2009(2)	5,000,000	4,999,032

		7,998,367
Transportation — 2.1%
NetJets, Inc. 0.21% due 7/22/2009(2)	5,000,000	4,999,388

		4,999,388
Utilities – Electric & Water — 4.7%
National Rural Utilities Cooperative Finance Corp. 0.25% due 8/25/2009	5,000,000	4,998,090
Southern Co. 0.20% due 7/14/2009(2)	4,000,000	3,999,711
0.23% due 8/4/2009(2)	2,000,000	1,999,566

		10,997,367

Total Commercial Paper (Cost $185,960,082)		185,960,082

June 30, 2009 (unaudited)	Principal Amount	Value

Municipal Securities — 12.9%
Connecticut — 3.7%
Connecticut St. Housing Fin. Auth. Ser. B-4 2.90% due 7/2/2009(3)	$8,710,000	$8,710,000

		8,710,000
Iowa — 1.8%
Iowa Fin. Auth. Single Family Mtg. Rev. Mtg. Bkd. Secs. Prog. Ser. C 0.50% due 7/2/2009(3)	4,180,000	4,180,000

		4,180,000
Kansas — 4.2%
Kansas St. Dept. Trans. Hwy. Rev. Ref-Ser. B-1 1.00% due 7/2/2009(3)	5,000,000	5,000,000
Ref-Ser. B-3 1.00% due 7/2/2009(3)	5,000,000	5,000,000

		10,000,000
New York — 3.2%
New York St. Urban Dev. Corp. Rev. St. Facs. Ser. A3A 0.75% due 7/2/2009(3)	2,500,000	2,500,000
St. Facs. Ser. A3C 0.75% due 7/2/2009(3)	5,000,000	5,000,000

		7,500,000

Total Municipal Securities (Cost $30,390,000)		30,390,000

	Principal Amount	Value
Repurchase Agreements — 0.2%
State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 6/30/2009, maturity value of $519,000, due 7/1/2009(4)	519,000	519,000

Total Repurchase Agreements (Cost $519,000)		519,000

Total Investments — 100.1% (Cost $235,452,708)		235,452,708

Other Liabilities, Net — (0.1)%		(210,594)

Total Net Assets — 100.0%		$235,242,114

(1)	Zero coupon bond.
(2)

Security issued in an exempt transaction without registration under the Securities Act of 1933. At June 30, 2009, the aggregate market value of these securities amounted to $148,970,050, representing 63.3% of the net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Variable rate demand note. The rate shown is the rate in effect at June 30, 2009.
(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value ($)
FNMA	1.722%	5/10/2011	532,650

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$3,588,293	$—	$3,588,293
U.S. Government Securities	—	14,995,333	—	14,995,333
Commercial Paper	—	185,960,082	—	185,960,082
Municipal Securities	—	30,390,000	—	30,390,000
Repurchase Agreements	—	519,000	—	519,000

Total	$—	$235,452,708	$—	$235,452,708

The accompanying notes are an integral part of these financial statements.

RS Money Market VIP Series	9

Financial Information — RS Money Market VIP Series

Statement of Assets and Liabilities As of June 30, 2009 (unaudited)

Assets
Investments, at value	$235,452,708
Cash and cash equivalents	61
Interest receivable	129,465
Due from distributor	32,223
Receivable for fund shares subscribed	15,818

Total Assets	235,630,275

Liabilities
Payable for fund shares redeemed	264,848
Payable to adviser	88,490
Accrued trustees’ fees	4,039
Accrued expenses/other liabilities	30,784

Total Liabilities	388,161

Total Net Assets	$235,242,114

Net Assets Consist of:
Paid-in capital	$235,249,018
Accumulated undistributed net investment income	27,953
Accumulated net realized loss from investments	(34,857)

Total Net Assets	$235,242,114

Investments, at Cost	$235,452,708

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	235,249,605

Net Asset Value Per Share	$1.00

Statement of Operations For the Six-Month Period Ended June 30, 2009 (unaudited)

Investment Income
Interest	$751,024

Total Investment Income	751,024

Expenses
Investment advisory fees	589,019
Administrative service fees	35,152
Professional fees	32,068
Custodian fees	24,396
Shareholder reports	14,021
Trustees’ fees and expenses	11,008
Other expenses	10,525

Total Expenses	716,189
Less: Expense waiver by distributor	(65,716)
Less: Custody credits	(14)

Total Expenses, Net	650,459

Net Investment Income	100,565

Net Increase in Net Assets Resulting from Operations	$100,565

The accompanying notes are an integral part of these financial statements.

10	RS Money Market VIP Series

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/09	For the Year Ended 12/31/08
Operations
Net investment income	$100,565	$5,558,630
Net realized loss from investments	—	(169,265)
Net change in unrealized appreciation/depreciation on investments for trustee deferred compensation plan	—	458
Voluntary contribution by distributor for loss from investments	—	149,343

Net Increase in Net Assets Resulting from Operations	100,565	5,539,166

Distributions to Shareholders
Net investment income	(100,350)	(5,544,898)

Total Distributions	(100,350)	(5,544,898)

Capital Share Transactions
Proceeds from sales of shares	28,689,475	181,677,717
Reinvestment of distributions	100,350	5,544,898
Cost of shares redeemed	(82,720,904)	(141,803,185)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(53,931,079)	45,419,430

Net Increase/(Decrease) in Net Assets	(53,930,864)	45,413,698

Net Assets

Beginning of period	289,172,978	243,759,280

End of period	$235,242,114	$289,172,978

Accumulated Undistributed Net Investment Income Included in Net Assets	$27,953	$27,738

Other Information:

Shares
Sold	28,689,475	181,677,722 [1]
Reinvested	100,350	5,544,897 [1]
Redeemed	(82,720,904)	(141,803,185)[1]

Net Increase/(Decrease)	(53,931,079)	45,419,434

[1]	On December 23, 2008, Class I Shares split on a 10-for-1 basis. Capital share transactions have been restated to reflect the stock split.

The accompanying notes are an integral part of these financial statements.

RS Money Market VIP Series	11

Financial Information — RS Money Market VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations		Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 6/30/09[1]	$1.00	$—	[2]	$—	$—	[2]	$— [2]	$—	$— [2]

Year Ended 12/31/08[5]	1.00	0.02		—	0.02		(0.02)	—	(0.02)

Year Ended 12/31/07[5]	1.00	0.05		—	0.05		(0.05)	—	(0.05)

Year Ended 12/31/06[5]	1.00	0.04		—	0.04		(0.04)	—	(0.04)

Year Ended 12/31/05[5]	1.00	0.03		—	0.03		(0.03)	—	(0.03)

Year Ended 12/31/04[5]	1.00	0.01		—	0.01		(0.01)	—	(0.01)

The accompanying notes are an integral part of these financial statements.

12	RS Money Market VIP Series

Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[4]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[4]	Gross Ratio of Net Investment Income to Average Net Assets

$1.00	0.04%	$235,242	0.50%	0.55%	0.08%	0.03%

1.00	2.03%[6]	289,173	0.51%	0.52%	2.00%	1.99%

1.00	4.71%	243,759	0.58%	0.58%	4.61%	4.61%

1.00	4.52%	220,270	0.59%	0.59%	4.45%	4.45%

1.00	2.69%	217,511	0.58%	0.58%	2.60%	2.60%

1.00	0.85%	295,800	0.57%	0.57%	0.84%	0.84%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.
[2]	Rounds to $0.00 per share.
[3]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[4]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.
[5]	On December 23, 2008, Class I Shares split on a 10-for-1 basis. The net assets values and other per-share information have been restated to reflect the stock split.
[6]	Without the effect of the voluntary contribution by the distributor, total return would have been 1.98%.

The accompanying notes are an integral part of these financial statements.

RS Money Market VIP Series	13

Notes to Financial Statements — RS Money Market VIP Series (unaudited)

June 30, 2009 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Money Market VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Repurchase agreements are carried at cost, which approximates market value (See Note 4a). The Fund values its investments based on amortized cost in accordance with Rule 2a-7 of the 1940 Act. Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

In accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), fair value is defined as the price that the

Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

14	RS Money Market VIP Series

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach and the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state authorities for tax years before 2004.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

RS Money Market VIP Series	15

Notes to Financial Statements — RS Money Market VIP Series (unaudited) (continued)

d.  Investment Income

Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g.  Distributions to Shareholders

Distributions of net investment income, which includes any net realized capital gains or losses, are typically declared and accrued daily and paid monthly. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund, recorded on the ex-dividend date.

h.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.4275% of the average daily net assets of the Fund. Payment of the sub-advisory fee does not represent a separate or additional expense to the Fund.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2010, to limit the Fund’s total annual fund operating expenses to 0.54% of the average daily net assets of the Fund.

In addition to expenses waived by GIS with respect to the expense limitation, GIS voluntarily waived expenses to maintain a minimum yield threshold for the Fund during the six months ended June 30, 2009. There is no guarantee that the waiver will be in effect for subsequent periods.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived fees from a prior year under expense limitations then in effect for the Fund or under the previous paragraph.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the year ended December 31, 2008, which is the most recently completed tax year, was as follows:

Ordinary Income
$5,544,898

Income and capital gain distributions are determined in accordance with income tax regulations, which may

16	RS Money Market VIP Series

differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

The tax basis of distributable earnings as of December 31, 2008 was as follows:

Undistributed Ordinary Income
$42,204

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers.

Capital loss carryovers available to the Fund at December 31, 2008, were as follows:

Expiring	Amount
2011	$7,909
2012	3,238
2015	3,788
2016	18,099

Total	$33,034

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $1,824 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2009, was $235,452,708 and net unrealized appreciation/depreciation was $0.

Note 4.	Investments

a.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	Review for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, the Trust has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 21, 2009, the date the financial statements were issued. The Trust has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are entitled to be indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

RS Money Market VIP Series	17

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12—13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS Mid Cap Growth VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Large Cap Alpha VIP Series, RS Small Cap Growth Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and

18	RS Money Market VIP Series

control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the

RS Money Market VIP Series	19

Supplemental Information (unaudited) (continued)

number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’

20	RS Money Market VIP Series

trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The

Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for

RS Money Market VIP Series	21

Supplemental Information (unaudited) (continued)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer‘s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer‘s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

22	RS Money Market VIP Series

09	SEMIANNUAL REPORT

RS Variable Products Trust

RS Mid Cap Growth VIP Series

6/30/09

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Mid Cap Growth VIP Series (formerly RS MidCap Opportunities VIP Series)

Stephen J. Bishop

Stephen J. Bishop is a co-portfolio manager and analyst in the RS Growth Team. He has been a co-portfolio manager of the Series since July 2008. Steve is also a co-portfolio manager of RS Small Cap Growth Equity VIP Series and RS Technology VIP Series, other series of the Trust. He also co-manages separate accounts. Steve joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc. for two years. He has more than 13 years of investment experience. Steve holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

Melissa Chadwick-Dunn

Melissa Chadwick-Dunn is a co-portfolio manager and analyst in the RS Growth Team. She has been a co-portfolio manager of the Series since July 2008. She is also a co-portfolio manager of RS Small Cap Growth Equity VIP Series, another series of the Trust. Before joining the firm in 2001, she was an equity analyst at Putnam Investments for two years, covering international small cap stocks. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Melissa holds a B.A. in economics and an M.A. in international relations from the University of Chicago and an M.B.A. from the Wharton School of Business.

Allison K. Thacker

Allison K. Thacker is Managing Director, co-portfolio manager and analyst in the RS Growth Team. She has been a co-portfolio manager of the Series since July 2008. Ms. Thacker is also a co-portfolio manager of RS Small Cap Growth Equity VIP Series and RS Technology VIP Series, other series of the Trust. She also co-manages separate accounts. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as an analyst in the energy group at Merrill Lynch & Company for two years. Allison holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

RS Mid Cap Growth VIP Series	3

RS Mid Cap Growth VIP Series (continued)

D. Scott Tracy, CFA

D. Scott Tracy, CFA, is a co-portfolio manager and analyst in the RS Growth Team. He has been a co-portfolio manager of the Series since July 2008. He is also a co-portfolio manager of RS Small Cap Growth Equity VIP Series, another series of the Trust. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard, where his research focus included technology and industrial companies. He has also served as an equity analyst at Montgomery Securities. Scott holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley. Scott is a CFA Charterholder.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢

After starting the year on a weak note, equity markets regained some ground in the second quarter of 2009 as investors began to position themselves for potential economic improvement by purchasing lower priced cyclical and commodities-related shares.

➢

While RS Mid Cap Growth VIP Series delivered a positive return for the six-month period, it underperformed the benchmark Russell Midcap® Growth Index[3], as many of our secular growth stories failed to capture investor attention during the second quarter market rally.

➢

Stock selection in the technology sector was the biggest drag on the Fund’s relative performance for the period, while relative returns were supported by an underweight for the producer durables sector.

Market Overview

Equity markets continued to sell off early in 2009 as investors priced in the worst-case scenarios for the economy and corporate earnings performance. The cloud of fear that hung over markets through the early months of the period dissipated in late March, however, as investors began to hope that orchestrated efforts by the Federal Reserve and the Obama administration might succeed in stabilizing the economy and financial system. The market rallied in the second quarter as investors sought to position themselves for a potential economic resurgence later in the year. Despite the recent market advance, underlying economic news remained mixed. The unemployment rate continued to rise, reaching 9.5% in June, while industrial production continued to decline.

Fund Performance Overview

RS Mid Cap Growth VIP Series returned 11.55% in the six-month period ending June 30, 2009, underperforming its benchmark, the Russell Midcap® Growth Index, which returned 16.61%.

Technology sector was one of the strongest performing areas of the overall market in the first half of 2009. We believe investors have come to recognize that in addition to long-term growth prospects, many technology companies also benefit from low debt levels, healthy free cash flows, and reduced needs for external financing. While many of the Fund’s technology shares delivered strong gains during the period, overall stock selection in the space hindered relative performance, due in part to our investments in companies with more defense industry exposure. Detractors included FLIR Systems, the leading global provider of Infrared

4	RS Mid Cap Growth VIP Series

cameras, night vision and thermal imaging systems. The stock declined early in the year after the company lowered its earnings guidance.

Internet infrastructure firm Verisign was another negative contributor. Despite reporting strong first quarter revenue growth, Verisign has recently faced concerns over an antitrust suit that could call into question its ability to raise prices on its registry of website domain names.

Other major detractors included Texas-based oil and gas exploration company Comstock Resources, which saw its first quarter financial results hurt by the weakness in commodities prices. Despite this disappointment, we maintained our position in Comstock because we believe it has a strong balance sheet and good long-term growth prospects.

Positive contributors to relative performance included a number of consumer discretionary stocks that benefited from signs that consumers may be starting to once again open their pocketbooks, even if they remain bargain-conscious. One standout performer was Aeropostale, a value-oriented, mall-based apparel retailer that has continued to attract teenage customers with its ongoing promotions. Priceline.com was another strong positive contributor. The online travel company reported an 82% surge in its first quarter earnings as it continued to take market share away from Orbitz and Expedia. The company’s “Name Your Own Price” offering, which allows customers to bid for airline tickets at significant discounts, has been particularly popular in this environment.

Positive contributors from other sectors included IIlumina, a health care company that has developed large-scale analytical systems used to sequence genetic material. We believe the company is likely to benefit from a potential increase in government funding for genetic research under the stimulus package. In the technology sector, positive contributors included security software company McAfee, which we believe is capitalizing on growing concerns over Internet cyber-threats, as well as Broadcom, which manufactures semiconductors integral to both wired and wireless communications.

Outlook

While we welcome signs that economic activity and share prices may have bottomed, we caution that the near-term outlook is far from certain. The early stages of a market recovery may be highly volatile as investors try to form a clear picture of underlying economic fundamentals and corporate earnings prospects. In this environment, we remain committed to our investment process and our team-based research efforts. We continue to stress-test investments across a variety of economic scenarios, and we intend to not hesitate to sell any stock if fundamentals change or if our investment thesis erodes.

Sincerely,

Steve Bishop Co-Portfolio Manager Allison Thacker Co-Portfolio Manager	Melissa Chadwick-Dunn Co-Portfolio Manager D. Scott Tracy Co-Portfolio Manager

RS Mid Cap Growth VIP Series	5

RS Mid Cap Growth VIP Series (continued)

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investments in technology companies may be highly volatile.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009.

6	RS Mid Cap Growth VIP Series

Total Net Assets: $2,571,603	Data as of June 30, 2009

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	% Assets
McAfee, Inc.	3.26%
Activision Blizzard, Inc.	2.91%
Akamai Technologies, Inc.	2.79%
Urban Outfitters, Inc.	2.58%
F5 Networks, Inc.	2.54%
Ross Stores, Inc.	2.45%
Southwestern Energy Co.	2.39%
Yum! Brands, Inc.	2.28%
FTI Consulting, Inc.	2.19%
Core Laboratories N.V.	2.03%
Total	25.42%
1	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell Midcap® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

RS Mid Cap Growth VIP Series	7

RS Mid Cap Growth VIP Series (continued)

Performance Update As of 6/30/09

	Inception Date	Year-to-Date	1 Year	Since Inception
RS Mid Cap Growth VIP Series	7/31/07	11.55%	-33.78%	-27.43%
Russell Midcap® Growth Index[3]		16.61%	-30.33%	-19.04%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 7/31/07 in RS Mid Cap Growth VIP Series and the Russell Midcap® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 7.69%. For more recent information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

8	RS Mid Cap Growth VIP Series

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During Period* 1/1/09-6/30/09	Expense Ratio During Period 1/1/09-6/30/09
Based on Actual Return	$1,000.00	$1,115.50	$5.24	1.00%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.84	$5.01	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

RS Mid Cap Growth VIP Series	9

Schedule of Investments – RS Mid Cap Growth VIP Series

June 30, 2009 (unaudited)	Shares	Value

Common Stocks — 95.6%
Aerospace — 1.4%
TransDigm Group, Inc.(1)	970	$35,114

		35,114
Asset Management & Custodian — 2.9%
Affiliated Managers Group, Inc.(1)	840	48,879
Invesco Ltd.	1,490	26,552

		75,431
Biotechnology — 2.7%
Cephalon, Inc.(1)	530	30,025
Myriad Genetics, Inc.(1)	1,060	37,789
Myriad Pharmaceuticals, Inc.(1)	265	1,232

		69,046
Chemicals – Diversified — 3.5%
FMC Corp.	910	43,043
Praxair, Inc.	650	46,195

		89,238
Commercial Services — 2.2%
FTI Consulting, Inc.(1)	1,110	56,299

		56,299
Communications Technology — 2.7%
Brocade Communications Systems, Inc.(1)	5,290	41,368
Juniper Networks, Inc.(1)	1,160	27,376

		68,744
Computer Services Software & Systems — 9.8%
Akamai Technologies, Inc.(1)	3,740	71,733
F5 Networks, Inc.(1)	1,890	65,375
McAfee, Inc.(1)	1,990	83,958
VeriSign, Inc.(1)	1,670	30,862

		251,928
Computer Technology — 3.6%
NetApp, Inc.(1)	1,300	25,636
NVIDIA Corp.(1)	2,930	33,080
Research In Motion Ltd.(1)	490	34,814

		93,530
Consumer Electronics — 1.7%
NetEase.com, Inc., ADR(1)	1,260	44,327

		44,327
Diversified Manufacturing Operations — 1.4%
Danaher Corp.	580	35,809

		35,809
Diversified Retail — 8.2%
Advance Auto Parts, Inc.	550	22,819
Netflix, Inc.(1)	1,010	41,753
Nordstrom, Inc.	810	16,111
Ross Stores, Inc.	1,630	62,918
Urban Outfitters, Inc.(1)	3,180	66,367

		209,968
Electronic Components — 1.5%
Amphenol Corp., Class A	1,230	38,917

		38,917

June 30, 2009 (unaudited)	Shares	Value

Electronic Entertainment — 2.9%
Activision Blizzard, Inc.(1)	5,930	$74,896

		74,896
Engineering & Contracting Services — 1.9%
Aecom Technology Corp.(1)	1,500	48,000

		48,000
Financial Data & Systems — 3.2%
Global Payments, Inc.	820	30,717
MasterCard, Inc., Class A	310	51,866

		82,583
Hotel/Motel — 1.2%
Wynn Resorts Ltd.(1)	880	31,064

		31,064
Leisure Time — 1.2%
Priceline.com, Inc.(1)	290	32,350

		32,350
Machinery – Specialty — 1.4%
Bucyrus International, Inc.	1,260	35,986

		35,986
Medical & Dental Instruments & Supplies — 3.9%
Inverness Medical Innovations, Inc.(1)	920	32,734
ResMed, Inc.(1)	840	34,213
St. Jude Medical, Inc.(1)	840	34,524

		101,471
Medical Equipment — 1.1%
Illumina, Inc.(1)	710	27,647

		27,647
Medical Services — 2.7%
Covance, Inc.(1)	700	34,440
Quest Diagnostics, Inc.	620	34,987

		69,427
Metal Fabricating — 2.2%
Precision Castparts Corp.	310	22,639
Reliance Steel & Aluminum Co.	860	33,016

		55,655
Metals & Minerals – Diversified — 0.8%
Compass Minerals International, Inc.	360	19,768

		19,768
Oil: Crude Producers — 5.0%
Comstock Resources, Inc.(1)	860	28,423
Range Resources Corp.	950	39,339
Southwestern Energy Co.(1)	1,580	61,383

		129,145
Oil Well Equipment & Services — 4.4%
Cameron International Corp.(1)	1,070	30,281
Core Laboratories N.V.	600	52,290
Oceaneering International, Inc.(1)	660	29,832

		112,403
Pharmaceuticals — 3.6%
Mead Johnson Nutrition Co., Class A(1)	1,110	35,265
Mylan, Inc.(1)	2,160	28,188
United Therapeutics Corp.(1)	350	29,165

		92,618

The accompanying notes are an integral part of these financial statements.

10	RS Mid Cap Growth VIP Series

June 30, 2009 (unaudited)	Shares	Value

Production Technology Equipment — 1.0%
Lam Research Corp.(1)	1,020	$26,520

		26,520
Restaurants — 3.9%
Starbucks Corp.(1)	2,920	40,559
Yum! Brands, Inc.	1,760	58,678

		99,237
Scientific Instruments – Control & Filter — 3.0%
Flowserve Corp.	710	49,565
IDEX Corp.	1,150	28,256

		77,821
Scientific Instruments – Gauges & Meters — 1.0%
Itron, Inc.(1)	460	25,332

		25,332
Securities Brokerage & Services — 1.9%
CME Group, Inc.	90	28,000
IntercontinentalExchange, Inc.(1)	190	21,706

		49,706
Semiconductors & Components — 3.4%
Broadcom Corp., Class A(1)	1,560	38,672
Intersil Corp., Class A	3,940	49,526

		88,198
Telecommunications Equipment — 1.1%
American Tower Corp., Class A(1)	890	28,062

		28,062
Textiles Apparel & Shoes — 1.9%
Guess?, Inc.	1,950	50,271

		50,271
Truckers — 1.3%
C.H. Robinson Worldwide, Inc.	630	32,854

		32,854

Total Common Stocks (Cost $2,171,923)		2,459,365

June 30, 2009 (unaudited)	Principal Amount	Value
Repurchase Agreements — 6.7%
State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2009, maturity value of $171,000, due 7/1/2009(2)	$171,000	$171,000

Total Repurchase Agreements (Cost $171,000)		171,000

Total Investments — 102.3% (Cost $2,342,923)		2,630,365

Other Liabilities, Net — (2.3)%		(58,762)

Total Net Assets — 100.0%		$2,571,603

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value ($)
U.S. Treasury Bill	0.00%	12/24/2009	174,703

ADR — American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$2,459,365	$—	$—	$2,459,365
Repurchase Agreements	—	171,000	—	171,000

Total	$2,459,365	$171,000	$—	$2,630,365

The accompanying notes are an integral part of these financial statements.

RS Mid Cap Growth VIP Series	11

Financial Information — RS Mid Cap Growth VIP Series

Statement of Assets and Liabilities As of June 30, 2009 (unaudited)

Assets
Investments, at value	$2,630,365
Cash and cash equivalents	445
Dividends receivable	1,086
Due from adviser	999

Total Assets	2,632,895

Liabilities
Payable for investments purchased	12,616
Payable to distributor	546
Accrued trustees’ fees	18
Accrued expenses/other liabilities	48,112

Total Liabilities	61,292

Total Net Assets	$2,571,603

Net Assets Consist of:
Paid-in capital	$2,902,954
Accumulated net investment loss	(25,689)
Accumulated net realized loss from investments	(593,104)
Net unrealized appreciation on investments	287,442

Total Net Assets	$2,571,603

Investments, at Cost	$2,342,923

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	475,511

Net Asset Value Per Share	$5.41

Statement of Operations For the Six-Month Period Ended June 30, 2009 (unaudited)

Investment Income
Dividends	$5,599
Interest	86
Withholding taxes on foreign dividends	(30)

Total Investment Income	5,655

Expenses
Professional fees	22,984
Shareholder reports	16,191
Custodian fees	9,109
Investment advisory fees	8,700
Distribution fees	2,559
Administrative service fees	176
Trustees’ fees and expenses	52
Other expenses	82

Total Expenses	59,853
Less: Expense/Fee waiver by adviser	(49,616)
Less: Custody credits	(2)

Total Expenses, Net	10,235

Net Investment Loss	(4,580)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	86,905
Net change in unrealized appreciation/depreciation on investments	260,512

Net Gain on Investments	347,417

Net Increase in Net Assets Resulting from Operations	$342,837

The accompanying notes are an integral part of these financial statements.

12	RS Mid Cap Growth VIP Series

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/09	For the Year Ended 12/31/08
Operations
Net investment loss	$(4,580)	$(42,679)
Net realized gain/(loss) from investments	86,905	(622,154)
Net change in unrealized appreciation/depreciation on investments	260,512	(48,593)

Net Increase/(Decrease) in Net Assets Resulting from Operations	342,837	(713,426)

Capital Share Transactions
Proceeds from sales of shares	2,307,571	1,181,661
Cost of shares redeemed	(896,317)	(798,935)

Net Increase in Net Assets Resulting from Capital Share Transactions	1,411,254	382,726

Net Increase/(Decrease) in Net Assets	1,754,091	(330,700)

Net Assets

Beginning of period	817,512	1,148,212

End of period	$2,571,603	$817,512

Accumulated Net Investment Loss Included in Net Assets	$(25,689)	$(21,109)

Other Information:

Shares
Sold	481,049	204,981
Redeemed	(174,149)	(152,823)

Net Increase	306,900	52,158

The accompanying notes are an integral part of these financial statements.

RS Mid Cap Growth VIP Series	13

Financial Information — RS Mid Cap Growth VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods (or, if shorter, the period since the Fund’s inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 6/30/09[1]	$4.85	$0.07	$0.49	$0.56	$—	$—	$—

Year Ended 12/31/08	9.86	(0.22)	(4.79)	(5.01)	—	—	—

Period From 7/31/07[4] to 12/31/07[1]	10.00	(0.30)	0.16	(0.14)	—	—	—

The accompanying notes are an integral part of these financial statements.

14	RS Mid Cap Growth VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$5.41	11.55%	$2,572	1.00%	5.85%	(0.45)%	(5.30)%	120%

4.85	(50.81)%	818	4.74%	8.80%	(4.25)%	(8.31)%	321%

9.86	(1.40)%	1,148	6.00%	6.00%	(5.42)%	(5.42)%	116%

[1]	Ratios for periods less than one year have been annualized excluding organization and offering costs, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[4]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

RS Mid Cap Growth VIP Series	15

Notes to Financial Statements — RS Mid Cap Growth VIP Series (unaudited)

June 30, 2009 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Mid Cap Growth VIP Series (formerly RS MidCap Opportunities VIP Series) (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC. (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability

16	RS Mid Cap Growth VIP Series

developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

RS Mid Cap Growth VIP Series	17

Notes to Financial Statements — RS Mid Cap Growth VIP Series (unaudited) (continued)

b. Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities and state authorities for tax years before 2007.

c. Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j. Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection

18	RS Mid Cap Growth VIP Series

facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Amount Outstanding at 6/30/09	Average Borrowing*	Average Interest Rate*
$—	$73,579	0.67%

*	For the six months ended June 30, 2009.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.85%.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect from September 1, 2008 through April 30, 2010, to limit the Fund’s total annual fund operating expenses to 1.00% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

c.  Distribution Fees

The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s Class II shares at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily net assets, for providing administrative and shareholder services. Payment of this compensation does not represent a separate or additional expense to the Fund.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

No distributions were paid during the period ended December 31, 2008, which is the most recently completed tax year.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not

RS Mid Cap Growth VIP Series	19

Notes to Financial Statements — RS Mid Cap Growth VIP Series (unaudited) (continued)

distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers.

Capital loss carryovers available to the Fund at December 31, 2008, were as follows:

Expiring	Amount
2015	$28,780
2016	311,841

Total	$340,621

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $225,711 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2009, was $2,414,005. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2009, aggregated $239,606 and $(23,246), respectively, resulting in net unrealized appreciation of $216,360.

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $3,680,964 and $2,277,118, respectively, for the six months ended June 30, 2009.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Industry or Sector Concentration

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	Review for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, the Trust has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 21, 2009, the date the financial statements were issued. The Trust has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are entitled to be indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20	RS Mid Cap Growth VIP Series

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12-13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS Mid Cap Growth VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Large Cap Alpha VIP Series, RS Small Cap Growth Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

RS Mid Cap Growth VIP Series	21

Supplemental Information (unaudited)

Supplemental Information (unaudited) (continued)

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization show-

ing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the

22	RS Mid Cap Growth VIP Series

management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

The Trustees reviewed performance information for each Fund for various periods. That review included an

RS Mid Cap Growth VIP Series	23

Supplemental Information (unaudited) (continued)

examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

24	RS Mid Cap Growth VIP Series

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS MidCap Opportunities VIP Series	25

09	SEMIANNUAL REPORT

RS Variable Products Trust

RS Global Natural Resources VIP Series

6/30/09

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Global Natural Resources VIP Series

MacKenzie B. Davis, CFA

MacKenzie B. Davis is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since its inception. He is also a co-portfolio manager of RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series), RS Partners VIP Series and RS Value VIP Series, other series of the Trust. He also co-manages separate accounts. Prior to joining RS Investments in 2004 as an analyst on the RS Value Team, MacKenzie spent four years as a high-yield analyst at Fidelity Management & Research Company, covering technology, telecommunications, industrial, and energy issuers. Previously, he was a vice president at Fidelity Capital Markets, focusing on origination and financial engineering initiatives. He was also an analyst at Goldman Sachs & Company. MacKenzie holds an A.B. from Brown University in mathematical economics and modern American history. MacKenzie is a CFA Charterholder.

Andrew P. Pilara, Jr.

Andrew P. Pilara, Jr. is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since its inception. He is also a co-portfolio manager of RS Large Cap Alpha VIP Series, RS Partners VIP Series and RS Value VIP Series, other series of the Trust. He also manages separate accounts. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than 30 years, with experience in portfolio management, research, trading, and sales. Andy holds a B.A. in economics from Saint Mary’s College.

Kenneth L. Settles Jr., CFA

Kenneth L. Settles Jr. is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since its inception. He is also a co-portfolio manager of RS Large Cap Alpha VIP Series, RS Partners VIP Series and RS Value VIP Series, other series of the Trust. Prior to joining the firm in 2006, he was a senior energy analyst at Neuberger Berman, LLC for seven years where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, Ken spent three years at Salomon Smith Barney, Inc. where he was a financial analyst. Ken holds a B.A. in economics from Williams College. Ken is a CFA Charterholder.

RS Global Natural Resources VIP Series	3

RS Global Natural Resources VIP Series (continued)

The Statement of Additional Information provides further information about the investment teams, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢

Commodities shares delivered volatile performance during the first half of 2009, trading lower early in the period on fears of a global recession before rallying sharply in the second quarter as investors began to incorporate expectations for improved economic conditions later in the year.

➢	RS Global Natural Resources VIP Series outperformed both the S&P North American Natural Resources Sector Index™[3] and the S&P 500®[4] Index during the period.

➢

Stock selection in the energy sector was especially favorable for the Fund’s relative performance. This was partially mitigated by the Fund’s stock selection in the utilities and materials sectors, which hindered relative returns.

Market Overview

Through the first six months of 2009, we witnessed substantial volatility in the equity markets. After extending its fourth quarter losses into the first quarter, the equity market posted its biggest short-term rally since 1938, with the S&P 500® Index advancing over 40% in just 67 trading days following the March 9 low. As massive, coordinated government stimulus efforts across the globe reduced fears of another Great Depression, investors began to reconsider many of the stocks that sold off so sharply on concerns of a possible worst-case economic scenario. We believe the ensuing market rally was driven largely by bargain hunting as well as by renewed interest in commodities-related stocks.

Throughout the period, raw materials demand growth remained weak, even after witnessing some signs of stabilization in recent months. At the same time, significant price declines led to sharp drops in both current output and capital spending to fund future production. As a result, the supply of raw materials has fallen more in line with demand across most commodity segments, helping to trigger a resurgence in commodities prices from levels that we believed were unsustainably low.

Fund Performance Overview

RS Global Natural Resources VIP Series returned 18.59% during the six-month period ending June 30, 2009, outperforming its benchmarks, the S&P North American Natural Resources Sector Index™, which returned 9.96%, and the S&P 500® Index, which returned 3.16%.

We attribute a large part of our performance in this volatile period to our ability to minimize losses during the challenging market conditions early in the year. The Fund’s investment objective is long-term capital appreciation. RS Global Natural Resources Fund seeks to generate superior risk-adjusted returns across an entire commodity price cycle, while minimizing the risks of permanent loss of capital. For this reason, we continue to focus on companies that we believe own advantaged assets that we can purchase at discounted valuations, as measured against our conservative long-term commodity price assumptions.

For the six-month performance period, the Fund’s largest positive contributors in the energy sector were oil and gas production companies Denbury Resources Inc. and Talisman Energy, which rallied strongly in response to rebounding oil prices. Additionally, the Fund’s underweight exposure to large integrated oil companies, such as Exxon, also aided relative returns. In general, these larger, integrated oil companies had a difficult time delivering incremental value on a per-share basis.

Fund performance was also supported by our investment in Bucyrus International, Inc., a manufacturer of heavy metal and oil sands mining equipment. Other significant positive contributors included Brazilian metals and mining company Vale S.A. (formerly known as Companhia Vale do Rio Doce) and power utility Calpine Corporation.

Relative performance was weakened by Kinross Gold Corp., a Canadian gold miner as well as by our stake in

4	RS Global Natural Resources VIP Series

Martin Marietta Materials, a producer of crushed stone, sand and gravel. Demand for the company’s aggregate products was impacted by the drop in housing construction. Other notable detractors included aluminum processing company Century Aluminum Co. and utility FirstEnergy Co.

Outlook

Going forward, we expect commodity prices and shares to remain volatile over the near-term. We believe that while demand is likely to remain below-trend as long as the global economy remains weak, the longer-term outlook for the natural resources market remains quite positive. Supply costs for many commodities continue to rise for geological reasons, while excess capacity remains relatively low. We believe longer-term demand trends from emerging markets also remain favorable, and the risk of inflation in basic commodities prices continues to rise.

Given our favorable longer-term view for commodities prices, we have attempted to take advantage of the attractive stock valuations available in the current environment, deploying more capital to our highest conviction names. We have also changed the composition of the Fund by adding direct exposure to several businesses and industry segments that we have long admired but which previously traded at valuations that were exposed to too much downside risk. These include producers of copper, agricultural commodities such as potash, liquefied natural gas, and salt. Interestingly, many of these commodities are not traded on the futures exchanges and thus represent unique investment opportunities for investors in natural resource equities. We believe that these investments will help to further diversify the Fund’s holdings during this period of volatility.

Sincerely,

MacKenzie Davis, CFA	Andrew Pilara
Co-Portfolio Manager	Co-Portfolio Manager

Ken Settles, CFA
Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009.

RS Global Natural Resources VIP Series	5

RS Global Natural Resources VIP Series (continued)

Total Net Assets: $11,042,733	Data as of June 30, 2009

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Holding	Percentage of Total Net Assets
Talisman Energy, Inc.	4.61%
Southwestern Energy Co.	4.20%
BHP Billiton Ltd., ADR	4.05%
XTO Energy, Inc.	3.94%
Denbury Resources, Inc.	3.87%
Occidental Petroleum Corp.	3.62%
Goldcorp, Inc.	3.62%
Vale S.A., ADR	3.33%
Calpine Corp.	3.16%
Kinross Gold Corp.	3.16%
Total	37.56%

1	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The S&P North American Natural Resources Sector IndexTM is a modified cap-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	RS Global Natural Resources VIP Series

Performance Update As of 6/30/09

	Inception Date	Year-to-Date	1 Year	Since Inception
RS Global Natural Resources VIP Series	7/31/07	18.59%	-42.95%	-16.49%
S&P North American Natural Resources Sector IndexTM 3		9.96%	-44.94%	-16.33%
S&P 500® Index[4]		3.16%	-26.21%	-19.38%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 7/31/07 in RS Global Natural Resources VIP Series, the S&P North American Natural Resources Sector Index, and the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 2.03%. For more information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Global Natural Resources VIP Series	7

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During Period* 1/1/09-6/30/09	Expense Ratio During Period 1/1/09-6/30/09
Based on Actual Return	$1,000.00	$1,185.90	$7.04	1.30%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.50	1.30%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8	RS Global Natural Resources VIP Series

Schedule of Investments – RS Global Natural Resources VIP Series

June 30, 2009 (unaudited)	Foreign Currency	Shares	Value

Common Stocks — 81.5%
Building Materials — 2.5%
Martin Marietta Materials, Inc.		3,521	$277,737

			277,737
Chemicals – Diversified — 4.5%
Eastman Chemical Co.		5,606	212,467
Praxair, Inc.		3,986	283,285

			495,752
Coal — 2.8%
Peabody Energy Corp.		10,320	311,251

			311,251
Copper — 1.6%
Antofagasta PLC	GBP	18,061	174,569

			174,569
Diversified Materials & Processing — 7.4%
BHP Billiton Ltd., ADR		8,170	447,144
Vale S.A., ADR		20,850	367,586

			814,730
Fertilizers — 1.7%
Potash Corp. of Saskatchewan, Inc.		2,060	191,683

			191,683
Gas Pipeline — 2.9%
EQT Corp.		9,150	319,427

			319,427
Gold — 8.2%
Agnico-Eagle Mines Ltd.		2,970	155,866
Goldcorp, Inc.	CAD	11,490	399,381
Kinross Gold Corp.	CAD	19,155	349,126

			904,373
Insurance – Multi-Line — 1.6%
PICO Holdings, Inc.(1)		6,290	180,523

			180,523
Machinery – Specialty — 2.0%
Bucyrus International, Inc.		7,613	217,427

			217,427
Metals & Minerals – Diversified — 1.9%
Compass Minerals International, Inc.		3,864	212,172

			212,172
Oil: Crude Producers — 27.9%
Canadian Natural Resources Ltd.		5,870	308,116
Concho Resources, Inc.(1)		10,306	295,679
Denbury Resources, Inc.(1)		29,014	427,376
Occidental Petroleum Corp.		6,080	400,125
Petrobank Energy & Resources Ltd.(1)	CAD	8,220	238,724
Southwestern Energy Co.(1)		11,927	463,364
Talisman Energy, Inc.	CAD	35,456	509,367
XTO Energy, Inc.		11,398	434,720

			3,077,471

June 30, 2009 (unaudited)	Shares	Value

Oil: Integrated — 0.2%
Exxon Mobil Corp.	350	$24,469

		24,469
Oil Well Equipment & Services — 6.2%
Key Energy Services, Inc.(1)	28,973	166,884
Noble Corp.	3,280	99,220
Schlumberger Ltd.	4,260	230,509
Smith International, Inc.	7,161	184,396

		681,009
Steel — 2.6%
Allegheny Technologies, Inc.	8,137	284,225

		284,225
Utilities – Electrical — 1.9%
PPL Corp.	6,250	206,000

		206,000
Utilities – Gas Distributors — 2.5%
Questar Corp.	9,040	280,782

		280,782
Utilities – Miscellaneous — 3.1%
Calpine Corp.(1)	31,318	349,196

		349,196

Total Common Stocks (Cost $10,682,045)		9,002,796

	Principal Amount	Value
Repurchase Agreements — 18.5%
State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2009, maturity value of $2,042,000, due 7/1/2009(2)	$2,042,000	2,042,000

Total Repurchase Agreements (Cost $2,042,000)		2,042,000

Total Investments — 100.0% (Cost $12,724,045)		11,044,796

Other Liabilities, Net — 0.0%		(2,063)

Total Net Assets — 100.0%		$11,042,733

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value ($)
U.S. Treasury Note	4.125%	8/31/2012	2,083,329

Foreign-Denominated Security CAD — Canadian Dollar GBP — Great British Pound

ADR — American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

RS Global Natural Resources VIP Series	9

Schedule of Investments – RS Global Natural Resources VIP Series (continued)

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$9,002,796	$—	$—	$9,002,796
Repurchase Agreements	—	2,042,000	—	2,042,000

Total	$9,002,796	$2,042,000	$—	$11,044,796

The accompanying notes are an integral part of these financial statements.

10	RS Global Natural Resources VIP Series

Financial Information — RS Global Natural Resources VIP Series

Statement of Assets and Liabilities As of June 30, 2009 (unaudited)

Assets
Investments, at value	$9,002,796
Repurchase agreements	2,042,000
Cash and cash equivalents	922
Foreign currency, at value	2,842
Receivable for investments sold	61,839
Dividends receivable	9,846
Receivable for fund shares subscribed	3,435

Total Assets	11,123,680

Liabilities
Payable for investments purchased	30,732
Payable to adviser	7,101
Payable to distributor	2,348
Payable for fund shares redeemed	2,222
Accrued trustees’ fees	245
Accrued expenses/other liabilities	38,299

Total Liabilities	80,947

Total Net Assets	$11,042,733

Net Assets Consist of:
Paid-in capital	$17,945,667
Accumulated net investment loss	(6,025)
Accumulated net realized loss from investments and foreign currency transactions	(5,217,623)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(1,679,286)

Total Net Assets	$11,042,733

Investments, at Cost	$12,724,045

Foreign Currency, at Cost	$2,858

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	1,560,299

Net Asset Value Per Share	$7.08

Statement of Operations For the Six-Month Period Ended June 30, 2009 (unaudited)

Investment Income
Dividends	$79,160
Interest	353
Withholding taxes on foreign dividends	(1,421)

Total Investment Income	78,092

Expenses
Investment advisory fees	46,057
Shareholder reports	14,169
Custodian fees	13,251
Distribution fees	11,514
Professional fees	8,576
Administrative service fees	1,083
Trustees’ fees and expenses	334
Other expenses	406

Total Expenses	95,390
Less: Expense/Fee waiver by adviser	(35,522)
Less: Custody credits	(14)

Total Expenses, Net	59,854

Net Investment Income	18,238

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized loss from investments	(2,693,369)
Net realized loss from foreign currency transactions	(1,166)
Net change in unrealized appreciation/depreciation on investments	4,104,378
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(25)

Net Gain on Investments and Foreign Currency Transactions	1,409,818

Net Increase in Net Assets Resulting from Operations	$1,428,056

The accompanying notes are an integral part of these financial statements.

RS Global Natural Resources VIP Series	11

Financial Information — RS Global Natural Resources VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/09	For the Year Ended 12/31/08
Operations
Net investment income/(loss)	$18,238	$(25,246)
Net realized loss from investments and foreign currency transactions	(2,694,535)	(2,515,230)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	4,104,353	(5,941,930)

Net Increase/(Decrease) in Net Assets Resulting from Operations	1,428,056	(8,482,406)

Capital Share Transactions
Proceeds from sales of shares	3,570,445	22,655,245
Cost of shares redeemed	(2,624,356)	(8,641,786)

Net Increase in Net Assets Resulting from Capital Share Transactions	946,089	14,013,459

Net Increase in Net Assets	2,374,145	5,531,053

Net Assets

Beginning of period	8,668,588	3,137,535

End of period	$11,042,733	$8,668,588

Accumulated Net Investment Loss Included in Net Assets	$(6,025)	$(24,263)

Other Information:

Shares
Sold	528,944	2,100,488
Redeemed	(419,651)	(941,422)

Net Increase	109,293	1,159,066

The accompanying notes are an integral part of these financial statements.

12	RS Global Natural Resources VIP Series

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RS Global Natural Resources VIP Series	13

Financial Information — RS Global Natural Resources VIP Series (continued)

The financial highlights table is intended to help you understand the Fund's financial performance for the past six reporting periods (or, if shorter, since the period of the Fund's inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 6/30/09[1]	$5.97	$0.01	$1.10	$1.11	$—	$—	$—

Year Ended 12/31/08	10.75	0.01	(4.79)	(4.78)	—	—	—

Period From 7/31/07[4] to 12/31/07[1]	10.00	(0.08)	0.83	0.75	—	—	—

The accompanying notes are an integral part of these financial statements.

14	RS Global Natural Resources VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$7.08	18.59%	$11,043	1.30%	2.07%	0.40%	(0.37)%	20%

5.97	(44.47)%	8,669	1.76%	2.14%	(0.26)%	(0.64)%	57%

10.75	7.50%	3,138	3.78%	3.78%	(1.51)%	(1.51)%	7%

[1]	Ratios for periods less than one year have been annualized excluding organization costs and offering costs, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.
[4]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

RS Global Natural Resources VIP Series	15

Notes to Financial Statements — RS Global Natural Resources VIP Series (unaudited)

June 30, 2009 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Global Natural Resources VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC. (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157"), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions

16	RS Global Natural Resources VIP Series

market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security's placement within the hierarchy, the Trust separates the Fund's investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund's results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

RS Global Natural Resources VIP Series	17

Notes to Financial Statements — RS Global Natural Resources VIP Series (unaudited) (continued)

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities and state authorities for tax years before 2007.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft

18	RS Global Natural Resources VIP Series

protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2009, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2010, to limit the Fund’s total annual fund operating expenses to 1.30% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

c.  Distribution Fees

The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s Class II shares at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily net assets for providing administrative and shareholder services. Payment of this compensation does not represent a separate or additional expense to the Fund.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

No distributions were paid during the year ended December 31, 2008, which is the most recently completed tax year.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

RS Global Natural Resources VIP Series	19

Notes to Financial Statements — RS Global Natural Resources VIP Series (unaudited) (continued)

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2008, were $1,511,639, expiring in 2016.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $443,627 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2009, was $13,366,154. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2009, aggregated $488,325 and $(2,809,683), respectively, resulting in net unrealized depreciation of $(2,321,358).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $1,655,890 and $2,276,024, respectively, for the six months ended June 30, 2009.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	Review for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, the Trust has evaluated the possibility of subsequent event existing in the Fund’s financial statements through August 21, 2009, the date the financial statements were issued. The Trust has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are entitled to be indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20	RS Global Natural Resources VIP Series

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12-13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS Mid Cap Growth VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Large Cap Alpha VIP Series, RS Small Cap Growth Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

RS Global Natural Resources VIP Series	21

Supplemental Information (unaudited) (continued)

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

22	RS Global Natural Resources VIP Series

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement, showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

RS Global Natural Resources VIP Series	23

Supplemental Information (unaudited) (continued)

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

24	RS Global Natural Resources VIP Series

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Global Natural Resources VIP Series	25

09	SEMIANNUAL REPORT

RS Variable Products Trust

RS Value VIP Series

6/30/09

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Value VIP Series

MacKenzie B. Davis, CFA

MacKenzie B. Davis is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since its inception. He is also a portfolio manager of RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series), RS Partners VIP Series and RS Global Natural Resources VIP Series, other Series of the Trust. Prior to joining RS Investments in 2004 as an analyst on the RS Value Team, MacKenzie spent four years as a high-yield analyst at Fidelity Management & Research Company, covering technology, telecommunications, industrial, and energy issuers. Previously, he was a vice president at Fidelity Capital Markets, focusing on origination and financial engineering initiatives. He was also an analyst at Goldman Sachs & Company. MacKenzie holds an A.B. from Brown University in mathematical economics and modern American history. MacKenzie is a CFA Charterholder.

David J. Kelley

David J. Kelley is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since its inception. He is also a portfolio manager of RS Large Cap Alpha VIP Series and RS Partners VIP Series, other Series of the Trust. He also co-manages separate accounts. Prior to joining RS Investments in 2002 as an analyst on the RS Value Team, David was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. David earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

Joseph Mainelli

Joseph Mainelli is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since May 2009. He is also a portfolio manager of RS Large Cap Alpha VIP Series and RS Partners VIP Series, other Series of the Trust. He also co-manages separate accounts. Prior to joining RS Investments in 2007 as an analyst in the RS Value Team, he was an equity research analyst focusing on small- and mid-cap value investments at David J. Greene & Company for three years. Prior to that, he was an equity research analyst at the hedge funds of Sagamore Hill Capital and ING Furman Selz Asset Management. Joe holds a B.A. in anthropology from Princeton University and an M.B.A. from Columbia Business School.

RS Value VIP Series	3

RS Value VIP Series (continued)

Andrew P. Pilara, Jr.,

Andrew P. Pilara, Jr. is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since its inception. He is also a portfolio manager of RS Large Cap Alpha VIP Series, RS Partners VIP Series and RS Global Natural Resources VIP Series, other series of the Trust. He also manages separate accounts. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than 30 years, with experience in portfolio management, research, trading, and sales. Andy holds a B.A. in economics from Saint Mary’s College.

Kenneth L. Settles Jr., CFA

Kenneth L. Settles Jr. is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since May 2009. He is also a portfolio manager of RS Large Cap Alpha VIP Series, RS Partners VIP Series, and RS Global Natural Resources VIP Series, other series of the Trust. Prior to joining the RS Investments in 2006, he was a senior energy analyst at Neuberger Berman, LLC for seven years where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, Ken spent three years at Salomon Smith Barney, Inc., where he was a financial analyst. Ken holds a B.A. in economics from Williams College. Ken is a CFA charterholder.

Joseph A. Wolf

Joseph A. Wolf is a co-portfolio manager and an analyst on the RS Value Team. He has been a co-portfolio manager of the Series since its inception. He is also a co-portfolio manager of RS Large Cap Alpha VIP Series and RS Partners VIP Series, other series of the Trust. He also co-manages separate accounts. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Joe holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

4	RS Value VIP Series

Highlights

➢	RS Value VIP series outperformed the Russell MidCap® Value Index[3] in a period that saw sharp swings in stock market performance.

➢

The Fund’s relative results during this volatile period were aided by overall stock selection, especially in the energy and producer durables sectors. Overweighted exposure to energy and an underweight position in utilities were also significant positive contributors to relative returns.

➢

The Fund’s lack of exposure to the consumer staples sector and stock selection in the technology and financial sectors detracted from relative performance, as did a residual cash position that slightly weakened our participation in the second quarter market rally.

Market Overview

Through the first six months of 2009, we witnessed substantial volatility in the equity markets. After extending its fourth quarter losses into the first quarter, the equity market posted its biggest short-term rally since 1938, with the S&P 500® Index4 advancing over 40% in just 67 trading days following the March 9 low. As massive, coordinated government stimulus efforts across the globe reduced fears of another Great Depression, investors began to reconsider many of the stocks that sold off so sharply on concerns over a possible worst-case economic scenario. As investors began to hope for a return to a more normalized economic environment, they sought bargains among heavily-discounted shares, even in companies with challenged business models or substantial leverage. In addition, commodity stocks and cyclically sensitive shares were strong performers during the recent market resurgence.

Fund Performance Overview

RS Value VIP Series returned 10.80% during the six-month period ending June 30, 2009, well outperforming its benchmark, the Russell MidCap® Value Index, which returned 3.19%.

The Fund’s outperformance during the first half of the year reflected positive stock selection. In the energy sector, Fund performance benefited from exposure to oil and gas producers, such as Canada’s Talisman Energy Inc. and Denbury Resources. Outside of the energy sector, specialty steel manufacturer Allegheny Technologies was another strong contributor. The company continued to generate positive cash flow despite the challenging global economic backdrop.

When investing in both the energy and raw materials sectors, our goal remains to optimize risk-adjusted returns across entire business and commodities cycles, while limiting downside risk. For this reason, we continue to focus on companies that we believe own advantaged assets that we can purchase at discounted valuations, as measured against our conservative long-term commodity price assumptions.

For the past few quarters, we have consciously avoided exposure to pure consumer discretionary businesses while focusing instead on companies that provide products or services that consumers will continue to purchase even in a weaker economic environment. Educational services provider Career Education Corp (CECO) was another top performing holding for the six-month period. One of the largest for-profit, post-secondary education companies in the United States, CECO has benefited from the weakened employment market as more workers return to school for retraining. The company’s new student enrollment rose 2% during the first quarter, while online enrollment rose 1%.

Conversely, Fund performance was dampened by our investments in several insurance holdings, including AON and ACE Ltd. The insurance industry as a whole has been pressured by the weakening economic climate, capital constraints, and investment declines. Despite the recent underperformance of these stocks, we believe pricing in the property and casualty insurance market, in particular, may improve dramatically, due in part to the financial stress suffered by several large competitors. Meanwhile, Alexandria Real Estate Equities Inc., a real estate investment trust focused on the life sciences industry, was another poor performer in a difficult market for real estate-related stocks.

RS Value VIP Series	5

RS Value VIP Series (continued)

Our relative performance was also hurt by our investment in People’s United Financial (PBCT), which lost ground during the second quarter as investors instead favored more challenged, heavily discounted financial sector investments. PBCT is a well capitalized banking institution that has successfully avoided nearly all of the problems that have plagued its industry. We believe that well capitalized, disciplined financial institutions such as PBCT are positioned to benefit from the ongoing dislocations in the financial services industry as they take market share away from impaired competitors. We believe that PBCT’s lending margins are at cyclical lows and should rebound over the next several years as the company regains the loan pricing power it lost to the capital markets over the past two decades.

Outlook

While the near-term environment will no doubt be challenging for many companies, we believe that the ongoing structural changes in the investment market will create a much healthier, more balanced environment for both companies and investors. As we look ahead, we remain committed to our investment process that focuses on identifying company-specific structural changes that may lead to improved returns on capital. At the same time, we continue to attempt to carefully monitor risk, as we seek to minimize any downside exposure our investors might face in a challenging market. Above all, our investment team continues to work diligently on targeting compelling and attractively-valued investment ideas that we believe will benefit from the ongoing structural changes underway in the U.S. economy and its financial system.

Sincerely,

MacKenzie Davis, CFA Co-Portfolio Manager	David Kelley Co-Portfolio Manager

Joseph Mainelli Co-Portfolio Manager	Andrew Pilara Co-Portfolio Manager

Ken Settles, CFA Co-Portfolio Manager	Joe Wolf Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009.

6	RS Value VIP Series

Total Net Assets: $1,695,115	Data as of June 30, 2009

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Holding	Percentage of Total Net Assets
Career Education Corp.	4.48%
Comverse Technology, Inc.	4.46%
Biovail Corp.	4.34%
Aon Corp.	3.91%
Covidien PLC	3.17%
Scientific Games Corp.	3.03%
Southwestern Energy Co.	2.98%
Ameriprise Financial, Inc.	2.87%
Talisman Energy, Inc.	2.79%
Liberty Global, Inc., Series C	2.70%
34.73%

1	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

RS Value VIP Series	7

RS Value VIP Series (continued)

Performance Update As of 6/30/09

	Inception Date	Year-to-Date	1 Year	Since Inception
RS Value VIP Series	7/31/07	10.80%	-31.43%	-21.68%
Russell Midcap® Value Index[3]		3.19%	-30.52%	-22.71%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 07/31/07 in RS Value VIP Series and the Russell Midcap® Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 5.79%. For more information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

8	RS Value VIP Series

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During Period* 1/1/09-6/30/09	Expense Ratio During Period 1/1/09-6/30/09
Based on Actual Return	$1,000.00	$1,108.00	$5.23	1.00%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.84	$5.01	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

RS Value VIP Series	9

Schedule of Investments – RS Value VIP Series

June 30, 2009 (unaudited)	Foreign Currency	Shares	Value

Common Stocks — 90.6%
Aerospace — 1.8%
Rockwell Collins, Inc.		730	$30,463

			30,463
Asset Management & Custodian — 3.0%
Invesco Ltd.		1,366	24,342
State Street Corp.		559	26,385

			50,727
Banks – Diversified — 1.0%
Regions Financial Corp.		4,060	16,402

			16,402
Banks – Savings, Thrift & Mortgage Lending — 1.7%
People’s United Financial, Inc.		1,946	29,268

			29,268
Building Materials — 2.6%
Martin Marietta Materials, Inc.		564	44,488

			44,488
Cable Television Services — 2.7%
Liberty Global, Inc., Series C(1)		2,900	45,849

			45,849
Casinos & Gambling — 3.0%
Scientific Games Corp., Class A(1)		3,261	51,426

			51,426
Chemicals – Diversified — 4.1%
Eastman Chemical Co.		805	30,510
Praxair, Inc.		559	39,728

			70,238
Coal — 1.8%
Peabody Energy Corp.		990	29,858

			29,858
Commercial Services — 1.9%
Copart, Inc.(1)		911	31,584

			31,584
Communications Technology — 4.4%
Comverse Technology, Inc.(1)		8,836	75,548

			75,548
Consumer Services – Miscellaneous — 1.9%
eBay, Inc.(1)		1,935	33,147

			33,147
Copper — 0.5%
Antofagasta PLC	GBP	830	8,022

			8,022
Diversified Financial Services — 2.9%
Ameriprise Financial, Inc.		2,008	48,734

			48,734
Diversified Retail — 2.5%
Advance Auto Parts, Inc.		1,017	42,195

			42,195

June 30, 2009 (unaudited)	Foreign Currency	Shares	Value

Education Services — 4.5%
Career Education Corp.(1)		3,054	$76,014

			76,014
Financial Data & Systems — 1.8%
Fidelity National Information Services, Inc.		1,552	30,978

			30,978
Health Care Facilities — 0.3%
Sunrise Senior Living, Inc.(1)		2,848	4,699

			4,699
Health Care Management Services — 0.7%
Magellan Health Services, Inc.(1)		358	11,750

			11,750
Insurance – Life — 5.2%
Aflac, Inc.		1,120	34,821
Principal Financial Group, Inc.		1,020	19,217
Prudential Financial, Inc.		900	33,498

			87,536
Insurance – Multi-Line — 5.8%
Aon Corp.		1,749	66,235
Assurant, Inc.		1,354	32,618

			98,853
Insurance – Property-Casualty — 6.7%
ACE Ltd.		912	40,338
Fidelity National Financial, Inc., Class A		2,506	33,906
PartnerRe Ltd.		600	38,970

			113,214
Leisure Time — 1.2%
Interval Leisure Group, Inc.(1)		2,145	19,991

			19,991
Machinery – Engines — 2.2%
Cummins, Inc.		1,076	37,886

			37,886
Medical & Dental Instruments & Supplies — 4.6%
Covidien PLC		1,437	53,801
Zimmer Holdings, Inc.(1)		578	24,623

			78,424
Oil: Crude Producers — 5.8%
Southwestern Energy Co.(1)		1,300	50,505
Talisman Energy, Inc.	CAD	3,290	47,265

			97,770
Pharmaceuticals — 5.8%
Biovail Corp.		5,466	73,517
Mead Johnson Nutrition Co., Class A(1)		775	24,622

			98,139
Real Estate — 0.0%
MI Developments, Inc., Class A		67	509

			509

The accompanying notes are an integral part of these financial statements.

10	RS Value VIP Series

June 30, 2009 (unaudited)	Shares	Value

Real Estate Investment Trusts — 1.7%
Alexandria Real Estate Equities, Inc.	794	$28,417

		28,417
Scientific Instruments – Gauges & Meters — 2.3%
Agilent Technologies, Inc.(1)	1,910	38,792

		38,792
Semiconductors & Components — 1.9%
Atmel Corp.(1)	8,628	32,182

		32,182
Steel — 2.2%
Allegheny Technologies, Inc.	1,050	36,677

		36,677
Utilities – Miscellaneous — 2.1%
Calpine Corp.(1)	3,191	35,580

		35,580

Total Common Stocks (Cost $1,685,438)		1,535,360

	Principal Amount	Value

Repurchase Agreements — 11.0%
State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2009, maturity value of $187,000, due 7/1/2009(2)	$187,000	187,000

Total Repurchase Agreements (Cost $187,000)		187,000

Total Investments — 101.6% (Cost $1,872,438)		1,722,360

Other Liabilities, Net — (1.6)%		(27,245)

Total Net Assets — 100.0%		$1,695,115

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value ($)
U.S. Treasury Note	4.125%	8/31/2012	195,822

Foreign-Denominated Security

CAD — Canadian Dollar

GBP — Great British Pound

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$1,535,360	$—	$—	$1,535,360
Repurchase Agreements	—	187,000	—	187,000

Total	$1,535,360	$187,000	$—	$1,722,360

The accompanying notes are an integral part of these financial statements.

RS Value VIP Series	11

Financial Information — RS Value VIP Series

Statement of Assets and Liabilities As of June 30, 2009 (unaudited)

Assets
Investments, at value	$1,535,360
Repurchase agreements	187,000
Cash and cash equivalents	242
Foreign currency, at value	300
Dividends receivable	1,123
Due from adviser	1,092
Receivable for investments sold	101

Total Assets	1,725,218

Liabilities
Payable to distributor	341
Accrued trustees’ fees	30
Accrued expenses/other liabilities	29,732

Total Liabilities	30,103

Total Net Assets	$1,695,115

Net Assets Consist of:
Paid-in capital	$2,330,211
Accumulated net investment loss	(16,770)
Accumulated net realized loss from investments and foreign currency transactions	(468,246)
Net unrealized depreciation on investments and translation of assets and liabilities in foreign currencies	(150,080)

Total Net Assets	$1,695,115

Investments, at Cost	$1,872,438

Foreign Currency, at Cost	$302

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	270,643

Net Asset Value Per Share	$6.26

Statement of Operations For the Six-Month Period Ended June 30, 2009 (unaudited)

Investment Income
Dividends	$12,084
Interest	77
Withholding taxes on foreign dividends	(406)

Total Investment Income	11,755

Expenses
Shareholder reports	14,344
Custodian fees	8,902
Professional fees	8,084
Investment advisory fees	5,731
Distribution fees	1,686
Administrative service fees	142
Trustees’ fees and expenses	48
Other expenses	16

Total Expenses	38,953
Less: Expense/Fee waiver by adviser	(32,208)
Less: Custody credits	(3)

Total Expenses, Net	6,742

Net Investment Income	5,013

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized loss from investments	(315,446)
Net realized loss from foreign currency transactions	(100)
Net change in unrealized appreciation/depreciation on investments	461,770
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	2

Net Gain on Investments and Foreign Currency Transactions	146,226

Net Increase in Net Assets Resulting from Operations	$151,239

The accompanying notes are an integral part of these financial statements.

12	RS Value VIP Series

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/09	For the Year Ended 12/31/08
Operations
Net investment income/(loss)	$5,013	$(27,835)
Net realized loss from investments and foreign currency transactions	(315,546)	(152,020)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	461,772	(580,259)

Net Increase/(Decrease) in Net Assets Resulting from Operations	151,239	(760,114)

Capital Share Transactions
Proceeds from sales of shares	609,473	1,067,394
Cost of shares redeemed	(208,654)	(454,914)

Net Increase in Net Assets Resulting from Capital Share Transactions	400,819	612,480

Net Increase/(Decrease) in Net Assets	552,058	(147,634)

Net Assets

Beginning of period	1,143,057	1,290,691

End of period	$1,695,115	$1,143,057

Accumulated Net Investment Loss Included in Net Assets	$(16,770)	$(21,783)

Other Information:
Shares
Sold	104,817	125,374
Redeemed	(36,424)	(59,096)

Net Increase	68,393	66,278

The accompanying notes are an integral part of these financial statements.

RS Value VIP Series	13

Financial Information — RS Value VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods (or, if shorter, the period since the Fund’s inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 6/30/09¹	$5.65	$0.05	$0.56	$0.61	$—	$—	$—

Year Ended 12/31/08	9.49	(0.11)	(3.73)	(3.84)	—	—	—

Period From 7/31/07[4] to 12/31/07¹	10.00	(0.20)	(0.31)	(0.51)	—	—	—

The accompanying notes are an integral part of these financial statements.

14	RS Value VIP Series

Net Asset Value, End of Period	Total Return²	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets³	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets³	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$6.26	10.80%	$1,695	1.00%	5.78%	0.74%	(4.04)%	40%

5.65	(40.46)%	1,143	3.85%	6.66%	(2.12)%	(4.93)%	67%

9.49	(5.09)%	1,291	5.55%	5.55%	(3.51)%	(3.51)%	33%

[1]	Ratios for periods less than one year have been annualized, excluding organization and offering costs, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total return for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.
[4]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

RS Value VIP Series	15

Notes to Financial Statements — RS Value VIP Series (unaudited)

June 30, 2009 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Value VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC. (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions

16	RS Value VIP Series

market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

RS Value VIP Series	17

Notes to Financial Statements — RS Value VIP Series (unaudited) (continued)

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities and state authorities for tax years before 2007.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft

18	RS Value VIP Series

protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2009, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.85%.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect from September 1, 2008 through April 30, 2010, to limit the Fund’s total annual fund operating expenses to 1.00% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

c.  Distribution Fees

The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s Class II shares at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily net assets, for providing administrative and shareholder services. Payment of this compensation does not represent a separate or additional expense to the Fund.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

No distributions were paid during the year ended December 31, 2008, which is the most recently completed tax year.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

RS Value VIP Series	19

Notes to Financial Statements — RS Value VIP Series (unaudited) (continued)

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2008, were $102,763, expiring in 2016.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $36,186 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2009, was $1,891,845. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2009, aggregated $101,751 and $(271,236), respectively, resulting in net unrealized depreciation of $(169,485).

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $817,412 and $478,916, respectively, for the six months ended June 30, 2009.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Industry or Sector Concentration

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	Review for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, the Trust has evaluated the possibility of subsequent event existing in the Fund’s financial statements through August 21, 2009, the date the financial statements were issued. The Trust has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are entitled to be indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20	RS Value VIP Series

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12—13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS Mid Cap Growth VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Large Cap Alpha VIP Series, RS Small Cap Growth Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

RS Value VIP Series	21

Supplemental Information (unaudited) (continued)

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement,

22	RS Value VIP Series

showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

RS Value VIP Series	23

Supplemental Information (unaudited) (continued)

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

24	RS Value VIP Series

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Value VIP Series	25

09	SEMIANNUAL REPORT

RS Variable Products Trust

RS Equity Dividend VIP Series

6/30/09

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2009. The views expressed in the portfolio manager letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Equity Dividend VIP Series

Scott Hartman

Scott Hartman has been portfolio manager of the Series since May 2009. He is also a client portfolio manager and an analyst on the RS Value Team. Prior to joining the firm in 2007, Scott was a Partner at Blum Capital Partners, where he spent over six years managing the firm’s capital markets activities. Previously, he held CFO positions both at EGORA Holding Group in Munich, Germany, and Security Capital U.S. Realty in London, England. Scott holds an A.B. in political science from Stanford University and completed a joint J.D./M.B.A. program at the University of California Berkeley’s Haas School of Business and Hastings College of the Law.

The Statement of Additional Information provides further information about the portfolio manager, including information regarding his compensation, other accounts he manages, and his ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

➢

During the period, RS Investments, the Series’ investment adviser, proposed to the Trust’s Board of Trustees that the Series be liquidated. Since April 16, 2009 and until the Series’ liquidation, the Series will invest substantially all of its assets in investments intended to replicate the performance of the Russell 3000® Index, one of the Series’ benchmark indexes; the Series will likely invest all or a substantial portion of the Series’ assets in exchange-traded funds. RS Investments has contractually agreed to waive its management fee in its entirety.

➢

Equity market performance was volatile during the first six months of 2009, as indices initially declined before rebounding strongly into the second quarter on hopes for improved economic conditions later in the year.

➢	RS Equity Dividend VIP Series delivered a solid gain for the period, while also outperforming the benchmark Russell 3000® Index[1] and the Dow Jones U.S. Select Dividend Index[2].

Market Overview

Through the first six months of 2009, we witnessed substantial volatility in the equity markets. After extending its fourth quarter losses into the first quarter, the equity market posted its biggest short-term rally since 1938, with the S&P 500® Index4 advancing over 40% in just 67 trading days following the March 9 low. As massive, coordinated government stimulus efforts across the globe reduced fears of another Great Depression, investors began to reconsider many of the stocks that sold off so sharply on concerns over a possible worst-case economic scenario. As investors began to hope for a return to a more normalized economic environment, they sought bargains among heavily-discounted shares, even in companies with challenged business models or substantial leverage. In addition, commodity stocks and cyclically sensitive shares were strong performers during the recent market resurgence.

Fund Performance Overview

RS Equity Dividend VIP Series returned 11.74% for the six-month period ended June 30, 2009, outperforming the benchmark Russell 3000® Index, which returned 4.20% and Dow Jones U.S. Select Dividend Index, which returned -12.54%.

Sincerely,

Scott Hartman Portfolio Manager

RS Equity Dividend VIP Series	3

RS Equity Dividend VIP Series (continued)

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2009.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

4	RS Equity Dividend VIP Series

Total Net Assets: $2,121,426

Data as of June 30, 2009

Sector Allocation vs. Index[1]

1

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2	The Dow Jones U.S. Select Dividend Index measures the total return of 100 leading U.S. dividend-paying companies. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in an index, and, unlike the Fund, the index does not incur fees or expenses.

3

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

RS Equity Dividend VIP Series	5

RS Equity Dividend VIP Series (continued)

Performance Update As of 6/30/09

	Inception Date	Year-to-Date	1 Year	Since Inception
RS Equity Dividend VIP Series	7/31/07	11.74%	-26.58%	-21.93%
Russell 3000® Index[1]		4.20%	-26.56%	-19.24%
Dow Jones U.S. Select Dividend Index[2]		-12.54%	-23.18%	-24.47%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 07/31/07 in RS Equity Dividend VIP Series, the Russell 3000® Index and Dow Jones U.S. Select Dividend Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted is for a very short time period and should not be used as the basis for an investment decision. Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 3.02%. For more information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect and expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6	RS Equity Dividend VIP Series

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During Period* 1/1/09-6/30/09	Expense Ratio During Period 1/1/09-6/30/09
Based on Actual Return	$1,000.00	$1,117.40	$6.04	1.15%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.09	$5.76	1.15%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

RS Equity Dividend VIP Series	7

Schedule of Investments – RS Equity Dividend VIP Series

June 30, 2009 (unaudited)	Shares	Value

Exchange-Traded Funds — 97.1%
iShares Russell 1000 Growth Index Fund	9,153	$375,548
iShares Russell 1000 Value Index Fund	7,705	366,758
iShares Russell 2000 Index Fund	1,638	83,472
iShares Russell 3000 Growth Index Fund	12,473	416,473
iShares Russell 3000 Index Fund	7,643	411,423
iShares Russell 3000 Value Index Fund	6,562	406,713

Total Exchange-Traded Funds (Cost $1,911,091)		2,060,387

	Principal Amount	Value
Repurchase Agreements — 4.6%
State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2009, maturity value of $98,000, due 7/1/2009(1)	$98,000	98,000

Total Repurchase Agreements (Cost $98,000)		98,000

Total Investments — 101.7% (Cost $2,009,091)		2,158,387

Other Liabilities, Net — (1.7)%		(36,961)

Total Net Assets — 100.0%		$2,121,426

(1)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value ($)
U.S. Treasury Bill	0.00%	12/24/2009	104,822

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$2,060,387	$—	$—	$2,060,387
Repurchase Agreements	—	98,000	—	98,000

Total	$2,060,387	$98,000	$—	$2,158,387

The accompanying notes are an integral part of these financial statements.

8	RS Equity Dividend VIP Series

Financial Information — RS Equity Dividend VIP Series

Statement of Assets and Liabilities As of June 30, 2009 (unaudited)

Assets
Investments, at value	$2,158,387
Cash and cash equivalents	515
Due from adviser	146

Total Assets	2,159,048

Liabilities
Payable to distributor	456
Accrued trustees’ fees	73
Accrued expenses/other liabilities	37,093

Total Liabilities	37,622

Total Net Assets	$2,121,426

Net Assets Consist of:
Paid-in capital	$3,552,281
Distributions in excess of net investment income	(41,717)
Accumulated net realized loss from investments	(1,538,434)
Net unrealized appreciation on investments	149,296

Total Net Assets	$2,121,426

Investments, at Cost	$2,009,091

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	351,030

Net Asset Value Per Share	$6.04

Statement of Operations For the Six-Month Period Ended June 30, 2009 (unaudited)

Investment Income
Dividends	$16,882
Interest	45
Withholding taxes on foreign dividends	(7)

Total Investment Income	16,920

Expenses
Shareholder reports	13,738
Professional fees	12,803
Custodian fees	6,972
Investment advisory fees	5,930
Distribution fees	2,471
Administrative service fees	243
Trustees’ fees and expenses	93
Other expenses	41

Total Expenses	42,291
Less: Expense/Fee waiver by adviser	(30,925)
Less: Custody credits	(2)

Total Expenses, Net	11,364

Net Investment Income	5,556

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized loss from investments	(350,762)
Net change in unrealized appreciation/depreciation on investments	562,752

Net Gain on Investments	211,990

Net Increase in Net Assets Resulting from Operations	$217,546

The accompanying notes are an integral part of these financial statements.

RS Equity Dividend VIP Series	9

Financial Information — RS Equity Dividend VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/09	For the Year Ended 12/31/08
Operations
Net investment income	$5,556	$18,376
Net realized loss from investments	(350,762)	(1,066,828)
Net change in unrealized appreciation/depreciation on investments	562,752	(385,663)

Net Increase/(Decrease) in Net Assets Resulting from Operations	217,546	(1,434,115)

Distributions to Shareholders
Net investment income	(8,625)	(25,372)
Net realized gain on investments	—	(230)
Return of capital	—	(10,726)

Total Distributions	(8,625)	(36,328)

Capital Share Transactions
Proceeds from sales of shares	302,477	2,541,868
Reinvestment of distributions	8,625	36,328
Cost of shares redeemed	(332,838)	(2,044,799)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(21,736)	533,397

Net Increase/(Decrease) in Net Assets	187,185	(937,046)

Net Assets

Beginning of period	1,934,241	2,871,287

End of period	$2,121,426	$1,934,241

Distributions in Excess of Net Investment Income Included in Net Assets	$(41,717)	$(38,648)

Other Information:

Shares
Sold	54,336	291,442
Reinvested	1,649	5,630
Redeemed	(60,913)	(248,060)

Net Increase/(Decrease)	(4,928)	49,012

The accompanying notes are an integral part of these financial statements.

10	RS Equity Dividend VIP Series

This Page Intentionally Left Blank

RS Equity Dividend VIP Series	11

Financial Information — RS Equity Dividend VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions

Six Months Ended 6/30/09[1]	$5.43	$0.01	$0.62	$0.63	$(0.02)	$—	$—	$(0.02)

Year Ended 12/31/08	9.35	0.06	(3.89)	(3.83)	(0.06)	(0.00)[4]	(0.03)	(0.09)

Period from 7/31/07[5] to 12/31/07[1]	10.00	(0.08)	(0.48)	(0.56)	(0.04)	(0.05)	—	(0.09)

The accompanying notes are an integral part of these financial statements.

12	RS Equity Dividend VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[3]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$6.04	11.74%	$2,121	1.15%	4.28%	0.56%	(2.57)%	147%

5.43	(41.04)%	1,934	2.07%	3.39%	0.60%	(0.72)%	209%

9.35	(5.54)%	2,871	3.39%	3.39%	(0.14)%	(0.14)%	87%

Distributions reflect actual per-share amounts distributed for the period.

[1]	Ratios for periods less than one year have been annualized excluding organization and offering costs, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[4]	Rounds to $0.00 per share.
[5]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

RS Equity Dividend VIP Series	13

Notes to Financial Statements — RS Equity Dividend VIP Series (unaudited)

June 30, 2009 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Equity Dividend VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions

14	RS Equity Dividend VIP Series

market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have

RS Equity Dividend VIP Series	15

Notes to Financial Statements — RS Equity Dividend VIP Series (unaudited) (continued)

inputs which can generally be corroborated by market data and are therefore classified within level 2.

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities or state authorities for tax years before 2007.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically once each calendar quarter and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

16	RS Equity Dividend VIP Series

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the six months ended June 30, 2009, the Fund did not borrow from the facility.

Note 2.	Transactions with Affiliates

a.  Advisory Fee and Expense Limitation

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.60%. Effective April 16, 2009, RS Investments has agreed to fully waive its investment advisory fee.

An expense limitation has been imposed pursuant to a written agreement between RS Investments and the Trust in effect through August 31, 2009, to limit the Fund’s total annual fund operating expenses to 1.15% of the average daily net assets of the Fund.

RS Investments does not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested

persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

c.  Distribution Fees

The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s Class II shares at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily net assets, for providing administrative and shareholder services. Payment of this compensation does not represent a separate or additional expense to the Fund.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

The tax character of distributions paid to shareholders during the year ended December 31, 2008, which is the most recently completed tax year, was as follows:

Ordinary Income	Long-Term Capital Gains	Return of Capital
$25,372	$230	$10,726

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and

RS Equity Dividend VIP Series	17

Notes to Financial Statements — RS Equity Dividend VIP Series (unaudited) (continued)

accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2008, were $569,389, expiring in 2016.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $522,068 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2009, was $2,009,087. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2009, aggregated $149,300 and $0, respectively, resulting in net unrealized appreciation of $149,300.

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $2,819,067 and $2,857,263, respectively, for the six months ended June 30, 2009.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	Review for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, the Trust has evaluated the possibility of subsequent event existing in the Fund’s financial statements through August 21, 2009, the date the financial statements were issued. The Trust has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are entitled to be indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

18	RS Equity Dividend VIP Series

Supplemental Information (unaudited)

Approval of Investment Advisory Agreement for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12-13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS Mid Cap Growth VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Large Cap Alpha VIP Series, RS Small Cap Growth Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements”

for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

RS Equity Dividend VIP Series	19

Supplemental Information (unaudited) (continued)

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement,

20	RS Equity Dividend VIP Series

showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

RS Equity Dividend VIP Series	21

Supplemental Information (unaudited) (continued)

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

22	RS Equity Dividend VIP Series

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Equity Dividend VIP Series	23

09	SEMIANNUAL REPORT

RS Variable Products Trust

RS Technology VIP Series

6/30/09

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS Technology VIP Series

Stephen J. Bishop

Stephen J. Bishop is a co-portfolio manager and analyst in the RS Growth Team. Steve has been a co-portfolio manager of the Series since its inception. He is also co-portfolio manager of RS Small Cap Growth Equity VIP Series and RS Mid Cap Growth VIP Series, other series of the Trust. He also co-manages separate accounts. Steve joined RS Investments in 1996 as a research analyst primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc., for two years. He has more than 13 years of investment experience. Steve holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

Allison K. Thacker

Allison K. Thacker is Managing Director, co-portfolio manager and analyst in the RS Growth Team. She has been a co-portfolio manager of the Series since its inception. She is also a co-portfolio manager of RS Small Cap Growth Equity VIP Series and RS Mid Cap Growth VIP Series, other series of the Trust. She also co-manages separate accounts. Prior to joining the firm in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as an analyst for the energy investment banking group at Merrill Lynch for two years. Allison holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

➢

The technology sector proved one of the strongest-performing areas of the market in the first half of 2009 as investors rewarded select technology companies for their long-term growth potential, lean inventory, expense management, and relatively conservative balance sheets.

➢

RS Technology VIP Series delivered very strong performance over the first six months of 2009, outperforming both its benchmark, the S&P North American Technology Sector Index™[3], as well as the S&P 500 Index[4].

➢

The Fund’s relative performance was supported by overall stock selection, especially in the semiconductor, communications technology, software, and computer technology industries. Stock selection in the telecommunications services area dampened relative returns.

Market Overview

After a difficult fourth quarter 2008, the broader equity market continued to trade lower in the first two months of 2009 amid news of slowing business and consumer demand, rising unemployment and negative earnings announcements. While fears of continued economic deterioration drove major market indices lower in early

RS Technology VIP Series	3

RS Technology VIP Series (continued)

March, investor anxiety appeared to ease somewhat later in the month amid hopes that coordinated government efforts would help to stabilize the banking system and stimulate renewed economic growth. As the market rallied into the second quarter, investors rotated out of more defensive sectors and into areas that might benefit from a resurgence in demand. The technology sector was one of the strongest performing areas of the market over the six-month period.

Fund Performance Overview

RS Technology VIP Series returned 36.17% in the six-month period ending June 30, 2009, while the S&P North American Technology Sector Index™ and the S&P 500 Index returned 25.58% and 3.16%, respectively.

Technology stocks delivered strong performance in the first half of 2009 as we believe investors continued to recognize the steps that many technology companies have taken to improve their operating efficiencies, reduce debt, and improve their ability to fund growth through internal cash flows. Some of the Fund’s strongest performers over the period were in the semiconductor space, where many companies learned their lessons during the last recession, and entered this difficult period with lower debt levels and better internal financing capabilities. More recently, a drawdown in chip inventories has positioned many semiconductor manufacturers to capitalize on any improvement in end-user demand. O2Micro International was one of our top contributors in the semiconductor area. A maker of analog and mixed signal semiconductors that help power flat screen televisions and notebook computers, O2Micro International recently revised up its second quarter revenue estimates to reflect an improved demand outlook in the LCD television and consumer electronics markets, especially in China.

Several other smaller-cap technology shares also made strong advances this quarter, after failing to attract investor attention through much of 2008. Among our better performing small-cap technology shares were memory device maker STEC and utility storage solutions provider 3Par. STEC, in particular, not only benefited from growing demand for data storage capacity, but also from the technology transition from disk-based storage to solid state flash memory storage in servers and storage equipment.

Communications equipment company Brocade Communications was another strong positive contributor. Brocade manufactures network equipment Ethernet switches and routers which are integral to facilitating the growing volume of Internet traffic.

On a negative note, performance was dampened by our investment in video game manufacturer Nintendo. While the company’s new Wii video game platform was well received by consumers, Nintendo’s financial metrics have been impacted by adverse earnings translations between the yen and dollar. We trimmed our position in the stock given our concerns over its currency exposure.

Data storage systems provider Data Domain was another disappointment. Early in the period, our risk control procedures led us to exit the position after the company lowered its 2009 earnings guidance to reflect weaker economic conditions as well as some competitive pressures. Unfortunately, this decision meant that we were unable to participate in a subsequent rebound in Data Domain’s stock price after the company received competing takeover bids from NetApp and EMC.

A number of the Fund’s telecommunications services holdings also weighed on relative returns. These included NII Holdings, which markets telecommunications services primarily to business customers in Latin America. The company has warned of weaker earnings growth in 2009, due in part to slower-than-expected subscriber growth.

Outlook

We believe that the defensive balance sheet characteristics offered by many technology companies have become even more appealing to investors as we look ahead to a period that will likely be characterized by slow economic growth, tight financing conditions, and regulatory uncertainty. In this less-certain environment, we will remain diligent in our efforts to track industry-

4	RS Technology VIP Series

and company-specific developments that may affect our investments. We continue to rely on our team-based approach, as we call upon the deep sector expertise of our research analysts.

Sincerely,

Steve Bishop Co-Portfolio Manager	Allison Thacker Co-Portfolio Manager

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of June 30, 2009.

RS Technology VIP Series	5

RS Technology VIP Series (continued)

Total Net Assets: $3,918,425	Data as of June 30, 2009

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	Percentage of Total Net Assets
Google, Inc.	4.41%
Microsoft Corp.	4.05%
Apple, Inc.	4.00%
Cisco Systems, Inc.	2.98%
Digital River, Inc.	2.77%
O2Micro International Ltd.	2.72%
F5 Networks, Inc.	2.48%
Amazon.com, Inc.	2.46%
TiVo, Inc.	2.14%
Dell, Inc.	2.01%
Total	30.02%

1	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The S&P North American Technology Sector Index™ is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

6	RS Technology VIP Series

Performance Update As of 6/30/09

	Inception Date	Year-to-Date	1 Year	Since Inception
RS Technology VIP Series	7/31/07	36.17%	-20.07%	-17.66%
S&P North American Technology Sector IndexTM 3		25.58%	-19.37%	-13.88%
S&P 500® Index[4]		3.16%	-26.21%	-19.38%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 7/31/07 in RS Technology VIP Series, the S&P North American Technology Sector Index™, and the S&P 500® Index. Index returns do not include the fees and expenses of the Fund. The S&P 500® Index returns do include the reinvestment of dividends and the S&P North American Technology Sector IndexTM returns do not include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 4.35%. For more recent information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

RS Technology VIP Series	7

Understanding Your Fund’s Expenses (unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/09	Ending Account Value 6/30/09	Expenses Paid During Period* 1/1/09-6/30/09	Expense Ratio During Period 1/1/09-6/30/09
Based on Actual Return	$1,000.00	$1,361.70	$23.73	4.05%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,004.70	$20.14	4.05%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8	RS Technology VIP Series

Schedule of Investments — RS Technology VIP Series

June 30, 2009 (unaudited)	Shares	Value

Common Stocks — 96.8%
Advertising Agencies — 0.9%
ValueClick, Inc.(1)	3,476	$36,568

		36,568
Cable Television Services — 0.7%
The DIRECTV Group, Inc.(1)	1,100	27,181

		27,181
Communications Technology — 13.5%
Airvana, Inc.(1)	2,785	17,740
Brocade Communications Systems, Inc.(1)	7,380	57,712
Ciena Corp.(1)	7,340	75,969
Cisco Systems, Inc.(1)	6,260	116,686
Harris Stratex Networks, Inc., Class A(1)	9,400	60,912
Juniper Networks, Inc.(1)	1,790	42,244
QUALCOMM, Inc.	1,560	70,512
Riverbed Technology, Inc.(1)	1,750	40,583
ShoreTel, Inc.(1)	3,290	26,320
Sonus Networks, Inc.(1)	13,920	22,411

		531,089
Computer Services Software & Systems — 32.0%
3PAR, Inc.(1)	4,260	52,824
Akamai Technologies, Inc.(1)	2,700	51,786
Blue Coat Systems, Inc.(1)	2,290	37,877
Compellent Technologies, Inc.(1)	1,694	25,833
comScore, Inc.(1)	2,774	36,950
Digital River, Inc.(1)	2,990	108,597
Equinix, Inc.(1)	350	25,459
F5 Networks, Inc.(1)	2,810	97,198
Google, Inc., Class A(1)	410	172,852
GSI Commerce, Inc.(1)	4,790	68,257
Informatica Corp.(1)	3,030	52,086
Internet Brands, Inc., Class A(1)	8,100	56,700
LogMeIn, Inc.(1)	440	7,040
McAfee, Inc.(1)	1,170	49,362
Microsoft Corp.	6,680	158,783
Omniture, Inc.(1)	3,871	48,620
PROS Holdings, Inc.(1)	8,365	67,924
Solarwinds, Inc.(1)	2,030	33,475
VeriSign, Inc.(1)	1,940	35,851
Yahoo! Inc.(1)	4,110	64,363

		1,251,837
Computer Technology — 14.2%
Apple, Inc.(1)	1,100	156,673
Dell, Inc.(1)	5,750	78,947
EMC Corp.(1)	2,360	30,916
Hewlett-Packard Co.	1,720	66,478
Netezza Corp.(1)	3,962	32,964
NVIDIA Corp.(1)	3,340	37,709
Palm, Inc.(1)	3,040	50,373
Research In Motion Ltd.(1)	680	48,314
STEC, Inc.(1)	1,624	37,660
Super Micro Computer, Inc.(1)	2,107	16,140

		556,174
Consumer Electronics — 3.6%
NetEase.com, Inc., ADR(1)	1,080	37,994
Nintendo Co., Ltd., ADR	580	19,993
TiVo, Inc.(1)	8,010	83,945

		141,932

June 30, 2009 (unaudited)	Shares	Value

Consumer Lending — 0.6%
Tree.com, Inc.(1)	2,662	$25,555

		25,555
Diversified Retail — 4.9%
Amazon.com, Inc.(1)	1,150	96,209
Netflix, Inc.(1)	1,420	58,703
Shutterfly, Inc.(1)	2,690	37,525

		192,437
Electronic Entertainment — 2.2%
Activision Blizzard, Inc.(1)	3,930	49,636
THQ, Inc.(1)	4,930	35,299

		84,935
Energy Equipment — 1.1%
China Sunergy Co., Ltd., ADR(1)	10,300	44,496

		44,496
Leisure Time — 3.1%
Ctrip.com International Ltd., ADR(1)	1,630	75,469
Priceline.com, Inc.(1)	420	46,851

		122,320
Machinery – Industrial — 0.6%
Flow International Corp.(1)	10,700	25,145

		25,145
Printing and Copying Services — 1.5%
VistaPrint Ltd.(1)	1,380	58,857

		58,857
Semiconductors & Components — 14.1%
Broadcom Corp., Class A(1)	1,450	35,945
Cavium Networks, Inc.(1)	1,696	28,510
Entropic Communications, Inc.(1)	13,070	29,407
FormFactor, Inc.(1)	1,410	24,308
Intersil Corp., Class A	4,859	61,078
Micron Technology, Inc.(1)	8,090	40,935
Monolithic Power Systems, Inc.(1)	2,080	46,613
Netlogic Microsystems, Inc.(1)	720	26,251
O2Micro International Ltd., ADR(1)	21,315	106,575
ON Semiconductor Corp.(1)	5,700	39,102
PLX Technology, Inc.(1)	2,380	8,973
Silicon Laboratories, Inc.(1)	990	37,561
Skyworks Solutions, Inc.(1)	3,660	35,795
Techwell, Inc.(1)	3,500	29,750

		550,803
Telecommunications Equipment — 1.1%
Ceragon Networks Ltd.(1)	6,240	41,371

		41,371
Utilities – Telecommunications — 2.7%
Cbeyond, Inc.(1)	3,290	47,211
j2 Global Communications, Inc.(1)	2,521	56,874

		104,085

Total Common Stocks (Cost $3,414,064)		3,794,785

The accompanying notes are an integral part of these financial statements.

RS Technology VIP Series	9

Schedule of Investments — RS Technology VIP Series (continued)

June 30, 2009 (unaudited)	Principal Amount	Value

Repurchase Agreements — 4.9%
State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 6/30/2009, maturity value of $190,000, due 7/1/2009(2)	$190,000	$190,000

Total Repurchase Agreements (Cost $190,000)		190,000

Total Investments — 101.7% (Cost $3,604,064)		3,984,785

Other Liabilities, Net — (1.7)%		(66,360)

Total Net Assets — 100.0%		$3,918,425

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value ($)
U.S. Treasury Bill	0.00%	12/24/2009	194,669

ADR — American Depositary Receipt.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$3,794,785	$—	$—	$3,794,785
Repurchase Agreements	—	190,000	—	190,000

Total	$3,794,785	$190,000	$—	$3,984,785

The accompanying notes are an integral part of these financial statements.

10	RS Technology VIP Series

Financial Information — RS Technology VIP Series

Statement of Assets and Liabilities As of June 30, 2009 (unaudited)

Assets
Investments, at value	$3,984,785
Cash and cash equivalents	564
Receivable for investments sold	30,531
Dividends receivable	130

Total Assets	4,016,010

Liabilities
Payable for investments purchased	62,010
Payable to adviser	3,110
Payable for fund shares redeemed	2,058
Payable to distributor	778
Accrued trustees’ fees	42
Accrued expenses/other liabilities	29,587

Total Liabilities	97,585

Total Net Assets	$3,918,425

Net Assets Consist of:
Paid-in capital	$4,648,832
Accumulated net investment loss	(63,462)
Accumulated net realized loss from investments	(1,047,666)
Net unrealized appreciation on investments	380,721

Total Net Assets	$3,918,425

Investments, at Cost	$3,604,064

Pricing of Shares

Shares of Beneficial Interest Outstanding with no Par Value	568,719

Net Asset Value Per Share	$6.89

Statement of Operations For the Six-Month Period Ended June 30, 2009 (unaudited)

Investment Income
Dividends	$2,584
Interest	70

Total Investment Income	2,654

Expenses
Shareholder reports	14,185
Investment advisory fees	11,079
Custodian fees	9,456
Professional fees	7,130
Distribution fees	2,770
Administrative service fees	181
Trustees' fees and expenses	60
Other expenses	44

Total Expenses	44,905
Less: Custody credits	(3)

Total Expenses, Net	44,902

Net Investment Loss	(42,248)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized loss from investments	(165,261)
Net change in unrealized appreciation/depreciation on investments	944,887

Net Gain on Investments	779,626

Net Increase in Net Assets Resulting from Operations	$737,378

The accompanying notes are an integral part of these financial statements.

RS Technology VIP Series	11

Financial Information — RS Technology VIP Series (continued)

Statement of Changes in Net Assets Six-month-ended numbers are unaudited

	For the Six Months Ended 6/30/09	For the Year Ended 12/31/08
Operations
Net investment loss	$(42,248)	$(78,340)
Net realized loss from investments and foreign currency transactions	(165,261)	(819,974)
Net change in unrealized appreciation/depreciation on investments	944,887	(603,999)

Net Increase/(Decrease) in Net Assets Resulting from Operations	737,378	(1,502,313)

Capital Share Transactions
Proceeds from sales of shares	2,205,431	2,022,650
Cost of shares redeemed	(464,096)	(994,226)

Net Increase in Net Assets Resulting from Capital Share Transactions	1,741,335	1,028,424

Net Increase/(Decrease) in Net Assets	2,478,713	(473,889)

Net Assets

Beginning of period	1,439,712	1,913,601

End of period	$3,918,425	$1,439,712

Accumulated Net Investment Loss Included in Net Assets	$(63,462)	$(21,214)

Other Information:

Shares
Sold	363,072	230,443
Redeemed	(78,825)	(130,163)

Net Increase	284,247	100,280

The accompanying notes are an integral part of these financial statements.

12	RS Technology VIP Series

This Page Intentionally Left Blank

RS Technology VIP Series	13

Financial Information — RS Technology VIP Series (continued)

The financial highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods (or, if shorter, the period since the Fund’s inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights Six-month-ended numbers are unaudited

	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions

Six Months Ended 6/30/09[1]	$5.06	$(0.04)	$1.87	$1.83	$—	$—	$—

Year Ended 12/31/08	10.39	(0.23)	(5.10)	(5.33)	—	—	—

Period From 7/31/07[4] to 12/31/07[1]	10.00	(0.20)	0.59	0.39	—	—	—

The accompanying notes are an integral part of these financial statements.

14	RS Technology VIP Series

Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets[3]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$ 6.89	36.17%	$3,918	4.05%	4.05%	(3.81)%	(3.81)%	77%

5.06	(51.30)%	1,440	4.92%	4.93%	(4.08)%	(4.09)%	137%

10.39	3.90%	1,914	4.77%	4.77%	(4.14)%	(4.14)%	56%

[1]	Ratios for periods less than one year have been annualized excluding organization costs and offering costs, except for total return and portfolio turnover rate.
[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.
[4]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

RS Technology VIP Series	15

Notes to Financial Statements — RS Technology VIP Series (unaudited)

June 30, 2009 (unaudited)

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers seventeen series. RS Technology VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1.	Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Investment Valuations

Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC. (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Investments in open-end management investment companies that are registered under the 1940 Act are valued based upon the net asset values determined by such investment companies.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

In accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability

16	RS Technology VIP Series

developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

➢	Level 1 — unadjusted quoted prices in active markets for identical investments

➢

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

➢	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

RS Technology VIP Series	17

Notes to Financial Statements — RS Technology VIP Series (unaudited) (continued)

b.  Federal Income Taxes

The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of June 30, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities and state authorities for tax years before 2007.

c.  Securities Transactions

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d.  Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e.  Investment Income

Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f.  Expenses

Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g.  Custody Credits

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund could have employed the uninvested assets to produce income in the Fund if the Fund had not entered into such an arrangement. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h.  Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income typically at least once each year and any net realized capital gains once each year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i.  Capital Accounts

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j.  Temporary Borrowings

The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a

18	RS Technology VIP Series

$75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Amount Outstanding at 6/30/09	Average Borrowing*	Average Interest Rate*
$—	$6,418	0.75%

*	For the six months ended June 30, 2009.

Note 2.	Transactions with Affiliates

a.  Advisory Fee

Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%.

b.  Compensation of Trustees and Officers

Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

c.  Distribution Fees

The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s Class II shares at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily net assets, for providing administrative and shareholder services. Payment of this compensation does not represent a separate or additional expense to the Fund.

Note 3.	Federal Income Taxes

a.  Distributions to Shareholders

No distributions were paid during the year ended December 31, 2008, which is the most recently completed tax year.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2008, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2008, were $478,136, expiring in 2016.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net

RS Technology VIP Series	19

Notes to Financial Statements — RS Technology VIP Series (unaudited) (continued)

capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2008, the Fund elected to defer $212,111 in net capital and currency losses.

b.  Tax Basis of Investments

The cost of investments for federal income tax purposes at June 30, 2009, was $3,841,277. The gross unrealized appreciation and depreciation of investments, on a tax basis, at June 30, 2009, aggregated $230,039 and $(86,531), respectively, resulting in net unrealized appreciation of $143,508.

Note 4.	Investments

a.  Investment Purchases and Sales

The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $3,308,572 and $1,681,623, respectively, for the six months ended June 30, 2009.

b.  Foreign Securities

Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c.  Industry or Sector Concentration

In its normal course of business, the Fund may invest a significant portion of its assets in companies concentrated within a number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d.  Repurchase Agreements

The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5.	Review for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, the Trust has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 21, 2009, the date the financial statements were issued. The Trust has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6.	Indemnifications

Under the Trust’s organizational documents, its officers and trustees are entitled to be indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20	RS Technology VIP Series

Supplemental Information (unaudited)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of RS Variable Products Trust (the “Trust”), including all of the Trustees who are not interested persons of the Trust or of RS Investment Management Co. LLC (the “disinterested Trustees”), met in person on August 12 - 13, 2008, to consider the continuation of the investment advisory and sub-advisory agreements (collectively, the “Advisory Agreements”) for the one-year period commencing August 31, 2008, for all 17 series of the Trust: RS MidCap Growth VIP Series, RS Technology VIP Series, RS Partners VIP Series, RS Value VIP Series, RS Global Natural Resources VIP Series, RS Large Cap Alpha VIP Series, RS Small Cap Growth Equity VIP Series, and RS Equity Dividend VIP Series (the “RS-Managed Funds”); RS Large Cap Value VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (the “Sub-Advised Funds”, and together with the RS-Managed Funds, the “Funds”).

RS Investment Management Co. LLC (“RS Investments”) is responsible for the day-to-day investment management of the RS-Managed Funds; various Sub-Advisers (the “Sub-Advisers”) overseen by RS Investments are responsible for the day-to-day investment management of the Sub-Advised Funds. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to RS Large Cap Value VIP Series; Guardian Investor Services LLC (“GIS”), a subsidiary of The Guardian Life Insurance Company of America, serves as Sub-Adviser to RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series; Guardian Baillie Gifford Limited serves as Sub-Adviser, and Baillie Gifford Overseas Limited serves as Sub-Sub-Adviser to RS International Growth VIP Series and RS Emerging Markets VIP Series (the sub-sub-advisory agreements relating to these Funds are also considered “Sub-Advisory Agreements” and “Advisory Agreements” for purposes of this discussion, and the sub-sub-adviser is also considered a Sub-Adviser for purposes of this discussion).

At their meeting, the Trustees considered a number of factors in determining to approve the continuation of the Advisory Agreements. In all of their deliberations regarding the Advisory Agreements, the disinterested Trustees were advised by their independent counsel, with whom they had separate meetings and discussions on a number of occasions during and preceding the dates of the official Board meeting. In addition, the Trustees were assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the assistance of independent counsel to the disinterested Trustees, prepared a written report on the key factors for the Trustees. That written report discussed a number of the factors described below and concluded that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The Trustees were also assisted in their review by two independent consultants retained by the Trustees. The consultants provided assistance in a variety of aspects of the Trustees’ review, including, among other things, the development of appropriate expense and performance peer groups for the Funds, review of expense and performance data received by the Trustees, consideration of economies of scale, analysis of profitability data from RS Investments and the Sub-Advisers, and evaluation of industry trends. The consultants met with the Trustees on a number of occasions, both by telephone and at the August 2008 in-person meeting.

In their consideration of the Advisory Agreements, the Trustees considered generally the continuing, favorable interaction of the legacy investment teams at RS Investments and GIS. They also considered improvements in service over the course of the year through realignments of various administrative, accounting, and control functions between the two firms, and were generally satisfied with those services currently being provided by the two firms.

RS Technology VIP Series	21

Supplemental Information (unaudited) (continued)

The Trustees considered the fees charged by RS Investments to the Funds under the Investment Advisory Agreements and the fees paid to the various Sub-Advisers under the Sub-Advisory Agreements. In this connection, representatives of RS Investments noted to the Trustees that the fees charged by RS Investments to the Funds reflect a number of factors. They noted, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. They also noted that, as to the Sub-Advised Funds, RS Investments pays a large part, in most cases the large majority, of the fees it receives to the Sub-Advisers.

The Trustees considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including institutional separate accounts and mutual funds for which RS Investments serves as sub-adviser. RS Investments generally charges lower fees to those accounts. In a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets. In some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. Representatives of RS Investments explained that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. In addition, they pointed out that there is substantially greater legal and other risk to RS Investments in managing public mutual investment products than in managing private accounts or in sub-advising mutual funds sponsored by others. They also explained that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

RS Investments furnished information to the Trustees compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives, strategies, and within the same broad range of asset sizes. RS Investments also worked with an independent consultant to the disinterested Trustees in identifying peer groups of mutual funds with respect to each Fund. One of the independent consultants prepared an analysis of comparative management fees and expenses, and discussed his conclusions with the disinterested Trustees. In his report, the Chief Compliance Officer stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The Chief Compliance Officer noted that the advisory fees for the Funds, although the same as those of the retail versions of the Funds, were relatively high compared to peer variable product funds. He also noted that, although the total expense ratios of the Funds also tended to be higher than those of their peers, it appeared that the differences were generally attributable to the small asset size of the Funds.

The Trustees also reviewed information from that compilation showing total expenses for the Funds in comparison to peer funds. The Trustees considered the total expense ratios of the Funds and noted that a number of them were higher than the median of their peer funds. They noted that in some cases that appeared to be due to the level of the Funds’ advisory fees and, in many cases, due to the fact that the Funds’ custodial fees were relatively high. In the course of their discussions with the Trustees, representatives of RS Investments noted in this regard that the Funds’ recently renegotiated custodial arrangements were likely to result in savings to the Funds in the coming year. The Trustees noted in the course of the discussion that, in a number of cases, especially in respect of variable Funds, the number of peer funds was quite limited, potentially limiting the utility of the data provided.

RS Investments furnished detailed financial information, in the form of a consolidated profit and loss statement,

22	RS Technology VIP Series

showing the revenues and expenses related to the management of the RS Funds as a whole and each of RS Investments’ other categories of advisory clients, respectively. That information showed the substantial costs of providing services to the Funds. The Chief Compliance Officer also noted in his report that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable.

RS Investments also furnished a detailed profitability analysis with respect to each Fund for the year ended December 31, 2007, and for the five months ended May 31, 2008. In his report, the Chief Compliance Officer noted that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the Funds had been less profitable generally than the retail versions of the Funds. The Trustees noted that the range of profitability for the Core Funds, the Growth Funds, and the Value Funds was wide, but that RS Investments’ profitability on its mutual fund business as a whole was higher than the profitability of the separate account advisory business. The Trustees also noted that RS Investments’ subadvisory business had a lower profit margin due to the reduced fees it receives in respect of that business. The Chief Compliance Officer noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business.

The Chief Compliance Officer also noted in his report that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower, with the most profitable Fund being the RS S&P 500 Index VIP Series, which did not have any performance or expense concerns to note.

The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees also considered a report provided to them by their independent consultants as to economies of scale, both generally and as to the Funds specifically, and the consultants’ recommendations that the Trustees give careful consideration to the manner in which shareholders might realize some of the benefit of such economies over time, as the Funds grow in size. In his report, the Chief Compliance Officer noted that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them. He also noted RS Investments’ commitment to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it. The Chief Compliance Officer also noted that RS Investments maintains that one of its strengths is the tenure of its investment management teams. He noted, as well, that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings.

The Trustees considered the nature, extent, and quality of the services provided by RS Investments. In this regard, the Trustees took into account the experience and skills of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. The Trustees considered the performance of each Fund while also considering its applicable investment objective and strategy and its overall expense ratio. The Trustees also received information throughout the year regarding the capabilities of RS Investments in securities trading, and changes in personnel in RS Investments’ trading staff. The Trustees also considered RS Investments’ significant responsibilities in monitoring the services provided by the Sub-Advisers.

RS Technology VIP Series	23

Supplemental Information (unaudited) (continued)

The Trustees reviewed performance information for each Fund for various periods. That review included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the independent Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. The Trustees noted that, in his report, the Chief Compliance Officer had found that, except as noted below, no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods. The Chief Compliance Officer noted specifically that each of RS Asset Allocation VIP Series and RS High Yield Bond VIP Series had underperformed its peers’ averages for various periods. The Chief Compliance Officer noted that RS High Yield Bond VIP Series had experienced a significant portfolio manager change and that RS Investments was engaging in internal discussions about plans to address the performance concerns of RS Asset Allocation VIP Series.

The Trustees considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. The Trustees receive information on those arrangements quarterly throughout the year and have the opportunity to discuss that information with representatives of RS Investments at the meetings. The Trustees considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. The Trustees considered information provided to them quarterly during the year regarding the benefits to RS Investments of research and brokerage services provided in connection with so-called “bundled brokerage” arrangements. The Trustees concluded that these “soft dollar” relationships’ benefit to RS Investments was reasonable and that the Funds also benefited from them.

The Trustees reviewed detailed information regarding the various Sub-Advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, financial information as to the Sub-Advisers, information as to their trading practices, and general information as to the pricing of the Sub-Advisers’ services.

The Trustees considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, changes in and enhancements to the firms’ personnel and capabilities, their performance during the course of the preceding year, and the responsiveness of senior management to the Trustees’ requests.

The Trustees noted a number of specific recent enhancements to the services provided by RS Investments, including, among others, the following factors cited by the Chief Compliance Officer:

➢

RS Investments continues to integrate the respective RS and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. Integration work continues, particularly with respect to the management of the New York office’s activities by personnel in San Francisco.

➢

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams in order to reduce the compartmentalization of RS Investments.

➢	RS Investments has invested in the firm by working to improve its portfolio management and client service activities, as well as by consulting outside experts about how best to improve the firm.

➢	RS Investments has provided necessary staffing, training, and other compliance resources necessary for the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

24	RS Technology VIP Series

The Trustees also considered the Chief Compliance Officer’s conclusion that RS Investments provides high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees unanimously voted to approve the continuation of the Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2008.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at

http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Technology VIP Series	25

Item 2.	Code of Ethics.

Not required.

Item 3.	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Variable Products Trust

By (Signature and Title)*	/s/ Terry R. Otton
Terry R. Otton, President
(Principal Executive Officer)

Date: September 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Terry R. Otton
Terry R. Otton, President
(Principal Executive Officer)

Date: September 1, 2009

By (Signature and Title)*	/s/ James E. Klescewski
James E. Klescewski, Treasurer
(Principal Financial Officer)

Date: September 1, 2009